VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY Variable Annuity Account I Retirement master CONTRACT PROSPECTUS – MAY 1, 2021

Contracts. The contracts described in this prospectus are group deferred variable and fixed annuity contracts issued by Voya Retirement Insurance and Annuity Company (the “Company,” “we,” “us” and “our”). Prior to January 1, 2006, the contracts were issued by ING Insurance Company of America (“IICA”). On December 31, 2005, IICA merged with and into the Company, and the Company assumed responsibility for all of IICA’s obligations under the contracts. The contracts are intended to be used as funding vehicles for certain types of retirement plans that qualify for beneficial tax treatment and/or provide current income reduction under certain sections of the Internal Revenue Code of 1986, as amended (“Tax Code”).

Why Reading This Prospectus is Important. Before you participate in a contract through your retirement plan, you should read this prospectus. It provides facts about the contract and its investment options. Plan sponsors (generally your employer or a trust) should read this prospectus to help determine if the contract is appropriate for their plan. Keep this document for future reference.

Investment Options. The contracts offer variable investment options and fixed interest options. When we establish your account(s), the contract holder, (generally, the person to whom we issue the contract, the plan sponsor), or you if permitted by the plan, instructs us to direct account dollars to any of the available options. Some investment options may be unavailable through certain contracts and plans, or in some states.

Variable Investment Options. These options are called subaccounts. The subaccounts are within Variable Annuity Account I (the “separate account”), a separate account of the Company. Each subaccount invests in one of the mutual funds (“funds”) listed on the next page. Earnings on amounts invested in a subaccount will vary depending upon the performance and fees of its underlying fund. Information about the risks of investing in the funds through the contract is located in the “Investment Options” section on page 10 and in each fund’s prospectus. Read this prospectus in conjunction with the fund prospectuses and retain the prospectuses for future reference.

Fixed Interest Options. We describe the fixed interest options (the Fixed Plus Account and the Fixed Plus Account II A) that may be available under the contracts in appendices to this prospectus.

Compensation. We pay compensation to broker-dealers whose registered representatives sell the contracts. See “CONTRACT DISTRIBUTION” for further information about the amount of compensation we pay.

Getting Additional Information. If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus. You may obtain the May 1, 2021, Statement of Additional Information (“SAI”) in association with this prospectus free of charge by indicating your request on your enrollment materials, by calling the Company at 1-800-584-6001 or by writing us at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.” You may also obtain a prospectus or an SAI for any of the funds by calling that number. The contract prospectus, the SAI and other information about the separate account may be obtained by accessing the Securities and Exchange Commission (“SEC”) website, www.sec.gov. When looking for information regarding the contracts of the contract prospectus offered through this prospectus, you may find it useful to use the number assigned to the registration statement under the Securities Act of 1933. This number is 333-130822. The SAI table of contents is listed on page 44 of this prospectus. The SAI is incorporated into this prospectus by reference.

Internet Availability of Fund Shareholder Reports. Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for the funds available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If available, you may elect to receive shareholder reports and other communications from the Company electronically by contacting Customer Service.

You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-283-3427. Your election to receive reports in paper will apply to all funds available under your contract.

Additional Disclosure Information. Neither the SEC, nor any state securities commission, has approved or disapproved the securities offered through this prospectus or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information that is different from that contained in this prospectus. The contracts are not offered for sale in the state of New York.

The contracts described in this prospectus are not deposits with, obligations of or guaranteed or endorsed by any bank, nor are they insured by the Federal Deposit Insurance Corporation (“FDIC”). The contracts are subject to investment risk, including the possible loss of the principal amount invested.

CONTRACT PROSPECTUS – MAY 1, 2021 (CONTINUED)

The Funds*

American Funds® ‒ EuroPacific Growth Fund®
(Class R-4)[1]

American Funds® ‒ The Growth Fund of America®
(Class R-4)[1]

Fidelity® VIP ContrafundSM Portfolio (Initial Class)

Fidelity® VIP Equity-Income PortfolioSM (Initial Class)

Invesco V.I. Core Equity Fund (Series I)

Lord Abbett Series Fund, Inc. - Mid Cap Stock Portfolio (Class VC)[2]

Neuberger Berman Sustainable Equity Fund (Trust Class)1, [3]

PIMCO Real Return Portfolio (Administrative Class)[2]

Voya Balanced Portfolio (Class I)

Voya Global Bond Portfolio (Class I)

Voya Government Money Market Portfolio (Class I)

Voya Growth and Income Portfolio (Class I)[2]

Voya Index Plus LargeCap Portfolio (Class I)[2]

Voya Index Plus MidCap Portfolio (Class I)

Voya Index Plus SmallCap Portfolio (Class I)[2]

Voya Intermediate Bond Portfolio (Class I)

Voya Large Cap Growth Portfolio (Class I)[2]

Voya MidCap Opportunities Portfolio (Class I)

Voya Small Company Portfolio (Class I)

Voya SmallCap Opportunities Portfolio (Class I)[2]

Voya U.S. Stock Index Portfolio (Class I)

VY® Baron Growth Portfolio (Class S)

VY® Invesco Equity and Income Portfolio (Class S)[2]

VY® Invesco Global Portfolio (Class I)[4]

VY® Invesco Growth and Income Portfolio (Class S)[2]

VY® T. Rowe Price Capital Appreciation Portfolio
(Class S)

VY® T. Rowe Price Growth Equity Portfolio (Class I)

Wanger Select[2]

PRO.130822-21	2

*   See “APPENDIX IV – FUND DESCRIPTIONS” for further information about the funds.

1   This fund is available to the general public, in addition to being available through variable annuity contracts.

2   This fund is no longer available to new investments under your plan.

3   This fund is closed to new retirement plans.

4   Prior to May 1, 2021, this fund was known as the VY® Invesco Oppenheimer Global Portfolio.

CONTRACT OVERVIEW	4
Who’s Who
The Contract and Your Retirement Plan
Contract Rights
Contract Facts
Questions: Contacting the Company (sidebar)
Sending Forms and Written Requests in Good Order (sidebar)
Contract Phases: Accumulation Phase, Income Phase

FEE TABLE			6
CONDENSED FINANCIAL INFORMATION			7
THE COMPANY			7
CONTRACT PURCHASE AND PARTICIPATION			8
CONTRACT OWNERSHIP AND RIGHTS			9
RIGHT TO CANCEL			10
INVESTMENT OPTIONS			10
FEES			14
YOUR ACCOUNT VALUE			18
TRANSFERS			19
WITHDRAWALS			22
SYSTEMATIC DISTRIBUTION OPTIONS			24
LOANS			25
DEATH BENEFIT			25
INCOME PHASE			27
FEDERAL TAX CONSIDERATIONS			30
CONTRACT DISTRIBUTION			39
OTHER TOPICS			41
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION			44
APPENDIX I	‒	Fixed Plus Account	45
APPENDIX II	‒	Fixed Plus Account II A	48
APPENDIX III	‒	Participant Appointment of Employer as Agent under an Annuity Contract	52
APPENDIX IV	‒	Fund Descriptions	53
APPENDIX V	‒	Condensed Financial Information	CFI - 1

PRO.130822-21	3

CONTRACT OVERVIEW

The following is intended as an overview. Please read each section of this prospectus for additional information.

Who’s Who

Questions: Contacting the Company.

Contact your local representative or write or call the Company at:

Customer Service

Defined Contribution

Administration

P.O. Box 990063

Hartford, CT 06199-0063

1-800-584-6001

Sending Forms and Written Requests in Good Order.

If you are writing to change your beneficiary, request a withdrawal, or for any other purpose, contact your local representative or the Company to learn what information is required in order for the request to be in “good order.” By contacting us, we can provide you with the appropriate administrative requirements for your requested transaction.

Generally, a request is considered to be in “good order” when it is signed, dated and made with such clarity and completeness that we are not required to exercise any discretion in carrying it out.

We can only act upon written requests that are received in good order.

You (the “participant”):  The individual who participates in the contract through a retirement plan.

Plan Sponsor:  The sponsor of your retirement plan. Generally, your employer or a trust.

Contract Holder:  The person to whom we issue the contract. Generally, the plan sponsor. We may also refer to the contract holder as the contract owner.

We (the “Company”):  Voya Retirement Insurance and Annuity Company. We issue the contract.

For greater detail, review “Contract Ownership and Rights” and “Contract Purchase and Participation.”

The Contract and Your Retirement Plan

Retirement Plan (“plan”): A plan sponsor has established a plan for you. This contract is offered as a funding option for that plan. We are not a party to the plan.

Plan Type: We refer to the plan by the Tax Code Section under which it qualifies. For example, a “403(b) plan” is a plan that qualifies for tax treatment under Tax Code Section 403(b). To learn which Tax Code Section applies to your plan, contact your plan sponsor, your local representative or the Company

Use of an Annuity Contract in your Plan. Under the federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified retirement account (such as a 401(a), 403(b), or Roth 403(b) retirement plan), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the tax qualified account itself. Annuities do provide other features and benefits (such as the option of lifetime income phase options at established rates) that may be valuable to you. You should discuss your alternatives with your financial representative taking into account the additional fees and expenses you may incur in an annuity. See “CONTRACT PURCHASE AND PARTICIPATION.”

Contract Rights

Rights under the contract, and who may exercise those rights, may vary by plan type. Also, while the contract may reserve certain rights for the contract holder, the contract holder may permit you to exercise those rights through the plan.

PRO.130822-21	4

Contract Facts

Free Look/Right to Cancel: Contract holders may cancel the contract no later than ten days after they receive the contract (or a longer period if required by state law). Participants in 403(b) plans, Roth 403(b) plans or in some 401(a) plans may cancel their participation in the contract no later than ten days after they receive evidence of participation in the contract (or a longer period if required by state law). See “RIGHT TO CANCEL.”

Death Benefit: A beneficiary may receive a benefit in the event of your death during both the accumulation and income phases (described in “Contract Phases,” below). The availability of a death benefit during the income phase depends upon the income phase payment option selected. See “DEATH BENEFIT” and “INCOME PHASE.”

Withdrawals: During the accumulation phase, the contract holder, or you if permitted by the plan, may withdraw all or part of your account value. The Tax Code may impose restrictions on withdrawals from plans, which may vary. In addition, the contract holder, or you if permitted by the plan, may have the right to withdraw all or part of your account value during the income phase. Amounts withdrawn may be subject to tax withholding and taxation. See “WITHDRAWALS,” “FEDERAL TAX CONSIDERATIONS” and “INCOME PHASE.”

Systematic Distribution Options: These allow the contract holder, or you if permitted by the plan, to receive regular payments from your account, while retaining the account in the accumulation phase. See “SYSTEMATIC DISTRIBUTION OPTIONS.”

Fees: Certain fees are deducted from your account value. In addition, we reserve the right to deduct premium taxes from your account value or from payments to the account at any time, but not before there is a tax liability under state law. See “FEE TABLE” and “FEES.”

Taxation: Amounts you receive in a distribution will be generally included in your gross income and will be subject to taxation. Tax penalties may apply in some circumstances. See “FEDERAL TAX CONSIDERATIONS.”

Contract Phases

Accumulation Phase (accumulating retirement benefits)

STEP 1: You or the contract holder provide the Company with your completed enrollment materials.

According to the plan, we set up one or more accounts for you. We may set up one or more accounts for employer contributions and/or one or more accounts for contributions from your salary.

STEP 2: The contract holder, or you if permitted by your plan, directs us to invest your account dollars in one or more of the following investment options:

•     Fixed Interest Options, or

•     Variable Investment Options. (The variable investment options are the subaccounts of the separate account. Each one invests in a specific mutual fund.)

Payments to Your Account
Step 1 ¯
Voya Retirement Insurance and Annuity Company
¯	Step 2	¯
Fixed Interest Options	Variable Annuity Account I Variable Investment Options
The Subaccounts
	A	B	Etc.
¯ Step 3 ¯
	Mutual Fund A	Mutual Fund B

STEP 3: The subaccount(s) selected purchases shares of its corresponding fund.

Income Phase (receiving income phase payments from your contract)

The contract offers several income phase payment options. See “INCOME PHASE.” In general, you may:

•     Receive income phase payments over a lifetime or for a specified period;

•     Receive income phase payments monthly, quarterly, semi-annually or annually;

•     Select an option that provides a death benefit to beneficiaries; and

•     Select fixed income phase payments or payments that vary based on the performance of the variable investment options you select.

PRO.130822-21	5

FEE TABLE

The following tables describe the fees and expenses that you will pay during the accumulation phase when buying, owning, and withdrawing account value from your contract. See “INCOME PHASE” for fees that may apply after you begin receiving payments under the contract.

Maximum Transaction Expenses

The first table describes the fees and expenses that you may pay at the time that you buy the contract, withdraw account value from the contract, take a loan from the contract or transfer cash value between investment options. State premium taxes ranging from 0% to 4% of purchase payments may also be deducted.

Loan Interest Rate Spread[5]                                                 3.00%

In This Section:

•   Maximum Transaction Expenses;

•   Maximum Periodic Fees and Charges;

•   Fund Fees and Expenses; and

•   Examples.

See the “FEES” Section for:

•   How, When and Why Fees are Deducted;

•   Reduction, Waiver and/or Elimination of Certain Fees;

•   Fund Redemption Fees; and

•   Premium and Other Taxes.

Maximum Periodic Fees and Charges

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Separate Account Annual Expenses

(as a percentage of average account value)

Maximum Mortality and Expense Risk Charge[6]	1.00%
Maximum Administrative Expense Charge[7]	0.25%
Maximum Total Separate Account Expenses	1.25%

Fund Fees and Expenses

The next item shows the minimum and maximum total operating expenses charged by the funds8 that you may pay periodically during the time that you own the contract. The minimum and maximum expenses listed below are based on expenses for the funds’ most recent fiscal year ends without taking into account any fee waiver or expense reimbursement arrangements that may apply. Expenses of the funds may be higher or lower in the future. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

Total Annual Fund Operating Expense	Minimum	Maximum
(expenses that are deducted from fund assets, including management fees, distribution (12b-1) and/or service fees, and other expenses)	0.26%	1.39%

See the “FEES – Fund Fees and Expenses” for additional information about the fees and expenses of the funds, including information about the revenue we may receive from each of the funds or the fund’s affiliates.

PRO.130822-21	6

5   This is the difference between the rate charged and the rate credited on loans under your contract. Currently the loan interest rate spread is 2.5%; however, we reserve the right to apply a spread of up to 3.0%. For example, if the current credited interest rate is 6.0%, the amount of interest applied to the contract would be 3.5%; the 2.5% loan interest rate spread is retained by the Company. See “LOANS.”

6   This is the maximum mortality and expense risk charge during the accumulation phase. This charge may be waived, reduced or eliminated in certain circumstances. See “FEES – Mortality and Expense Risk Charge.”

7   We currently do not impose an administrative expense charge; however, we reserve the right to charge not more than 0.25% on an annual basis from the subaccounts. See “FEES – Administrative Expense Charge.”

8   Both funds selected by your plan and funds not yet selected were considered when determining the minimum and maximum fund expenses.

Examples

The following examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include separate account annual expenses, and the fund fees and expenses as described below.

Fund Fees and Expenses Examples. The following example assumes that you invest $10,000 in the contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum contract fees and expenses and the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$267	$820	$1,400	$3,973

Fund Fees and Expenses Examples. The following example assumes that you invest $10,000 in the contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum contract fees and expenses and the minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$154	$477	$824	$1,802

CONDENSED FINANCIAL INFORMATION

Understanding Condensed Financial Information. In Appendix V, we provide condensed financial information about the separate account subaccounts you may invest in through the contract. The numbers show the year-end unit values in each subaccount from the date of first availability.

Financial Statements. The statements of assets and liabilities, the statements of operations, the statements of changes in net assets and the related notes to financial statements for Variable Annuity Account I and the consolidated financial statements and the related notes to consolidated financial statements for Voya Retirement Insurance and Annuity Company are located in the Statement of Additional Information.

The Company

Voya Retirement Insurance and Annuity Company (the “Company,” “we,” “us” and “our”) issues the contracts described in this prospectus and is responsible for providing each contract’s insurance and annuity benefits. All guarantees and benefits provided under the contracts that are not related to the separate account are subject to the claims paying ability of the Company and our general account. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. From January 1, 2002, until August 31, 2014, the Company was known as ING Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”), which until April 7, 2014, was known as ING U.S., Inc. In May, 2013, the common stock of Voya began trading on the New York Stock Exchange (“NYSE”) under the symbol “VOYA.”

We are engaged in the business of issuing insurance and annuities and providing financial services in the United States. We are authorized to conduct business in all states, the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Our principal executive offices are located at:

One Orange Way

Windsor, CT 06095-4774

PRO.130822-21	7

Product Regulation. Our annuity, retirement and investment products are subject to a complex and extensive array of state and federal tax, securities, insurance and employee benefit plan laws and regulations, which are administered and enforced by a number of different governmental and self-regulatory authorities, including state insurance regulators, state securities administrators, state banking authorities, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the Department of Labor (“DOL”), the IRS and the Office of the Comptroller of the Currency (“OCC”). For example, U.S. federal income tax law imposes requirements relating to insurance and annuity product design, administration and investments that are conditions for beneficial tax treatment of such products under the Tax Code. See “FEDERAL TAX CONSIDERATIONS” for further discussion of some of these requirements. Additionally, state and federal securities and insurance laws impose requirements relating to insurance and annuity product design, offering and distribution and administration. Failure to administer product features in accordance with contract provisions or applicable law, or to meet any of these complex tax, securities, or insurance requirements could subject us to administrative penalties imposed by a particular governmental or self-regulatory authority, unanticipated costs associated with remedying such failure or other claims, harm to our reputation, interruption of our operations or adversely impact profitability.

CONTRACT PURCHASE AND PARTICIPATION

Contracts Available for Purchase. The contracts available for purchase are group deferred variable annuity contracts that the Company offers in connection with plans established by eligible organizations under Tax Code Sections 401(a) and 403(b), including Roth 403(b). Contributions to a Roth 403(b) account must be made by after-tax salary reduction (to the extent allowed by the contract), exchange, or rollover paid to us on your behalf, as permitted by the Tax Code. Contracts may not be available in all states.

When considering whether to purchase or participate in the contract, you should consult with your financial representative about your financial goals, investment time horizon and risk tolerance.

Purchasing the Contract. To purchase the contract:

•     The contract holder submits the required forms and application to the Company; and

•     We approve the forms and issue a contract to the contract holder.

Participating in the Contract. To participants in the contract:

•     We provide you with enrollment materials for completion and return to us (occasionally enrollment is conducted by someone unaffiliated with us who is assisting the contract holder); and

•     If your enrollment materials are complete and in good order, we establish one or more accounts for you. Under certain plans we establish an employee account for contributions from your salary and an employer account for employer contributions. We will also establish a separate account for Roth 403(b) contributions.

Acceptance or Rejection. We must accept or reject an application or your enrollment materials within two business days of receipt. If the forms are incomplete, we may hold any forms and accompanying purchase payments for five business days, unless you consent to our holding them longer. Under limited circumstances, we may also agree, for a particular plan, to hold purchase payments for longer periods with the permission of the contract holder. If we agree to do this, the purchase payments remain in a non-interest bearing bank account until processed (or for a maximum of 105 days). If we reject the application or enrollment forms, we will return the forms and any purchase payments.

Methods of Purchase Payment. The contract may allow one or more of the following purchase payment methods:

•     Lump-sum payments ‒ A one-time payment to your account in the form of a transfer from a previous plan; and/or

•     Installment payments ‒ More than one payment made over time to your account.

The plan and the contract may have certain rules or restrictions that apply to use of these two methods. For example, we may require that installment payments meet certain minimums.

PRO.130822-21	8

Allocation of Purchase Payments. The contract holder or you, if the contract holder permits, directs us to allocate initial purchase payments to the investment options available under the plan. Generally, you will specify this information on your enrollment materials. After your enrollment, changes to allocations for future purchase payments or transfer of existing balances among investment options may be requested in writing and, where available, by telephone or electronically. Allocations must be in whole percentages, and there may be limitations on the number of investment options that can be selected. See “INVESTMENT OPTIONS” and “TRANSFERS.”

Tax Code Restrictions. The Tax Code places some limitations on contributions to your account. See “FEDERAL TAX CONSIDERATIONS.”

Factors to Consider in the Purchase Decision. The decision to purchase or participate in the contract should be discussed with your financial representative. Make sure that you understand the investment options it provides, its other features, the risks and potential benefits you will face, and the fees and expenses you will incur when, together with your financial representative, you consider an investment in the contract. You should pay attention to the following issues, among others:

•     Long-Term Investment ‒ This contract is a long-term investment, and is typically most useful as part of a personal retirement plan. The value of deferred taxation on earnings grows with the amount of time funds are left in the contract. You should not participate in this contract if you are looking for a short-term investment or expect to need to make withdrawals before you are 59½;

•     Investment Risk ‒ The value of investment options available under this contract may fluctuate with the markets and interest rates. You should not participate in this contract in order to invest in these options if you cannot risk getting back less money than you put in;

•     Features and Fees ‒ The fees for this contract reflect costs associated with the features and benefits it provides. As you consider this contract, you should determine the value that these various benefits and features have for you, given your particular circumstances, and consider the charges for those features; and

•     Exchanges ‒ Replacing an existing insurance contract with this contract may not be beneficial to you. If this contract will be a replacement for another annuity contract or mutual fund option under the plan, you should compare the two options carefully, compare the costs associated with each, and identify additional benefits available under this contract. You should consider whether these additional benefits justify any increased charges that might apply under this contract. Also, be sure to talk to your financial professional or a tax and/or legal adviser to make sure that the exchange will be handled so that it is tax-free.

Other Products. We and our affiliates offer various other products with different features and terms than the contracts described in this prospectus, which may offer some or all of the same funds. These products have different benefits, fees and charges, and may offer different share classes of the funds offered in this contract that are less expensive. These other products may or may not better match your needs. You should be aware that there are options available, and, if you are interested in learning more about these other products, contact your registered representative. These other options may not be available under your plan.

Transfer Credits. The Company may provide a transfer credit in certain circumstances. The transfer credit is a specified percentage of assets transferred, exchanged or rolled over into the contract from an investment provider not affiliated with the Company and is subject to state approval and certain time limitations and other conditions and restrictions as defined by the Company. This benefit is provided on a nondiscriminatory basis. If a transfer credit is due under the contract, you will be provided with additional information specific to the contract. Any transfer credit will be allocated to and subject to the terms and conditions associated with the Fixed Plus Account.

CONTRACT OWNERSHIP AND RIGHTS

Who Owns the Contract? The contract holder. This is the person or entity to whom we issue the contract.

Who Owns Money Accumulated Under the Contract? Under the contract, we may establish one or more accounts for you. Generally, we establish an employee account to receive salary reduction and rollover amounts and an employer account to receive employer contributions. We will also set up a separate account to accept Roth 403(b) after-tax salary contributions. You have the right to the value of your employee account and any employer account to the extent that you are vested under the plan as interpreted by the contract holder.

PRO.130822-21	9

Who Holds Rights Under the Contract? The contract holder holds all rights under the contract. The contract holder may permit you to exercise some of those rights. For example, the contract holder may allow you to choose investment options. For additional information about the respective rights of the contract holder and participants, see APPENDIX III.

RIGHT TO CANCEL

When and How to Cancel. If the contract holder chooses to cancel a contract, we must receive the contract and a written notice of cancellation within ten days (or a longer period if required by state law) after the contract holder’s receipt of the contract.

If you wish to cancel participation in the contract and are allowed to do so under the contract and the plan, you must send the document evidencing your participation and a written notice of cancellation to the Company within ten days (or a longer period if required by state law) after you receive confirmation of your participation in the contract.

Refunds. We will produce a refund no later than seven calendar days after we receive the required documents and written notice in good order at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.” the refund will equal amounts contributed to the contract or account(s), as applicable, plus any earnings or less any losses attributable to the investment options in which amounts were invested. any mortality and expense risk charges and administrative expense charges (if any) deducted during the period you held the contract will not be returned. In certain states, we are required to refund contributions. When a refund of contributions is not required, the investor bears any investment risk.

INVESTMENT OPTIONS

The contract offers variable investment options and fixed interest options. When we establish your account(s), the contract holder, or you if permitted by the plan, instructs us to direct account dollars to any of the available options. Some investment options may be unavailable through certain contracts and plans or in some states. We may add, withdraw or substitute investment options subject to the conditions in the contract and in compliance with regulatory requirements.

Variable Investment Options

These options are called subaccounts of Variable Annuity Account I. Each subaccount invests directly in shares of a corresponding mutual fund, and earnings on amounts invested in the subaccount will vary depending upon the performance and fees of its underlying fund. You do not invest directly in or hold shares of the funds.

Variable Annuity Account I

Variable Annuity Account I (the “separate account”) was established in 1994 as a separate account of Aetna Insurance Company of America, which became ING Insurance Company of America. In connection with the merger of ING Insurance Company of America with and into ING Life Insurance and Annuity Company, the separate account was transferred to ING Life Insurance and Annuity Company on December 31, 2005. The separate account retained its name, Variable Annuity Account I. Variable Annuity Account I is a segregated asset account used to fund our variable annuity contracts. The separate account is registered as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). It also meets the definition of “separate account” under the federal securities laws.

Although we hold title to the assets of the separate account, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses, whether or not realized, of the separate account are credited to or charged against the assets of the separate account without regard to other income, gains or losses of the Company. All obligations arising under the contracts are obligations of Voya Retirement Insurance and Annuity Company. All guarantees and benefits provided under the contracts that are not related to the separate account are subject to the claims paying ability of the Company and our general account.

PRO.130822-21	10

Funds Available Through the Separate Account

The separate account is divided into “subaccounts.” Each subaccount invests directly in shares of a corresponding fund. The funds available through the subaccounts of the separate account are listed in the front of this prospectus. We also provide a brief description of each fund in APPENDIX IV. Please refer to the fund prospectuses for additional information and read them carefully. Fund prospectuses may be obtained, free of charge, from the address and telephone number referenced under “CONTRACT OVERVIEW – Questions: Contacting the Company,” by accessing the SEC’s website or by contacting the SEC Public Reference Branch.

Insurance-Dedicated Funds (Mixed and Shared Funding). Some of the funds described in this prospectus are available only to insurance companies for their variable contracts (or directly to certain retirement plans, as allowed by the Tax Code). Such funds are often referred to as “insurance-dedicated funds,” and are used for “mixed” and “shared” funding.

“Mixed funding” occurs when shares of a fund, which the subaccount buys for variable annuity contracts, are bought for variable life insurance contracts issued by us or other insurance companies.

“Shared funding” occurs when shares of a fund, which the subaccount buys for variable annuity contracts, are also bought by other insurance companies for their variable annuity contracts. In other words:

•     Mixed funding – bought for annuities and life insurance.

•     Shared funding – bought by more than one company.

Public Funds. The following funds selected by your plan, which the subaccounts buy for variable annuity contracts, are also available to the general public:

•     American Funds® ‒ EuroPacific Growth Fund®;

•     American Funds® ‒ The Growth Fund of America®; and

•     Neuberger Berman Sustainable Equity Fund.

See “FEDERAL TAX CONSIDERATIONS – Taxation of Qualified Contracts – Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public funds under a 403(b) or Roth 403(b) annuity contract.

Possible Conflicts of Interest. With respect to the insurance-dedicated funds, it is possible that a conflict of interest may arise due to mixed and shared funding, a change in law affecting the operations of variable annuity separate accounts, differences in the voting instructions of the contract holder and others maintaining a voting interest in the funds, or some other reason. Such a conflict could adversely impact the value of a fund. For example, if a conflict of interest occurred and one of the subaccounts withdrew its investment in a fund, the fund may be forced to sell its securities at disadvantageous prices, causing its share value to decrease. Each insurance-dedicated fund’s board of directors or trustees will monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken to address such conflicts. In the event of a conflict, the Company will take any steps necessary to protect contract holders and annuitants maintaining a voting interest in the funds, including the withdrawal of the separate account from participation in the funds that are involved in the conflict.

For additional risks associated with each fund, please see the fund’s prospectus.

PRO.130822-21	11

Selection of Underlying Funds. The underlying funds available through the contract described in this prospectus are determined by the Company but ultimately selected by the Plan Sponsor. When determining which underlying funds to make available we may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying fund with our hedging strategy, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the fund can provide marketing and distribution support for sales of the contracts. (For additional information on these arrangements, please refer to the section of this prospectus entitled “Revenue from the Funds.”) We review the funds periodically and may, subject to certain limits or restrictions, remove a fund or limit its availability to new contributions and/or transfers of account value if we determine that a fund no longer satisfies one or more of the selection criteria, and/or if the fund has not attracted significant allocations under the contract. We have included the certain of the funds at least in part because they are managed or sub-advised by our affiliates.

We do not recommend or endorse any particular fund and we do not provide investment advice.

Voting Rights

Each of the subaccounts holds shares in a fund and each is entitled to vote at regular and special meetings of that fund. Under our current view of applicable law, we will vote the shares for each subaccount as instructed by persons having a voting interest in the subaccount. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Generally, under contracts issued in connection with Section 403(b) and 401 plans, you have a fully vested interest in the value of your employee account, and in your employer account to the extent of your vested percentage in the plan. Therefore, under such plans you generally have the right to instruct the contract holder how to direct us to vote shares attributable to your account. We will vote shares for which instructions have not been received in the same proportion as those for which we received instructions. Accordingly, it is possible for a small number of persons (assuming there is a quorum) to determine the outcome of a vote.

Each person who has a voting interest in the separate account will receive periodic reports relating to the funds in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by a written communication at least 14 days before the meeting.

The number of votes, whole and fractional, any person is entitled to direct will be determined as of the record date set by any fund in which that person invests through the subaccounts. Additionally:

•     During the accumulation phase, the number of votes is equal to the portion of your account value invested in the fund, divided by the net asset value of one share of that fund; and

•     During the income phase, the number of votes is equal to the portion of reserves set aside for the contract’s share of the fund, divided by the net asset value of one share of that fund.

We may restrict or eliminate any voting rights of persons who have voting rights as to the separate account.

Right to Change the Separate Account

We do not guarantee that each fund will always be available for investment through the contract. Subject to certain conditions and restrictions applicable to certain types of retirement plans and state and federal law and the rules and regulations thereunder, we may, from time to time, make any of the following changes to the separate account with respect to some or all classes of contracts:

•     Offer additional subaccounts that will invest in new funds or fund classes we find appropriate for contracts we issue;

•     Combine two or more subaccounts;

PRO.130822-21	12

•     Close subaccounts. We will provide advance notice by a supplement to this prospectus if we close a subaccount. If a subaccount is closed or otherwise is unavailable for new investment, unless we receive alternative allocation instructions, all future amounts directed to the subaccount that was closed or is unavailable may be automatically allocated among the other available subaccounts according to the most recent allocation instructions we have on file. If the most recent allocation instructions we have on file do not include any available subaccounts, the amount to be allocated will be returned unless we are provided with alternative allocation instructions. Alternative allocation instructions can be given by contacting us at the address and telephone number referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.” See also “TRANSFERS” for information about making subaccount allocation changes;

•     Substitute a new fund for a fund in which a subaccount currently invests. In the case of a substitution, the new fund may have different fees and charges than the fund it replaced. A substitution may become necessary if, in our judgment:

>    A fund no longer suits the purposes of your contract;

>    There is a change in laws or regulations;

>    There is a change in the fund’s investment objectives or restrictions;

>    The fund is no longer available for investment; or

>    Another reason we deem a substitution is appropriate.

•     Stop selling the contract;

•     Limit or eliminate any voting rights for the Separate Account; or

•     Make any changes required by the 1940 Act or its rules or regulations.

We will not make a change until the change is disclosed in an effective prospectus or prospectus supplement, authorized, if necessary, by an order from the SEC and approved, if necessary, by the appropriate state insurance department(s).

The changes described above do not include those changes that may, if allowed under your plan, be initiated by your plan sponsor.

We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the contract belongs.

Fixed Interest Options

For descriptions of the fixed interest options, see APPENDIX I and APPENDIX II.

Selecting Investment Options

When selecting investment options:

•     Choose options appropriate for you. Your Voya representative can help you evaluate which investment options may be appropriate for your individual circumstances and your financial goals;

•     Understand the risks associated with the options you choose. Some subaccounts invest in funds that are considered riskier than others. Funds with additional risks are expected to have a value that rises and falls more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to additional risks not associated with domestic investments, and their performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks. Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations. You bear the risk of any decline in your account value resulting from the performance of the funds you have chosen; and

•     Be informed. Read this prospectus, all of the information that is available to you regarding the funds - including each fund’s prospectus, statement of additional information, and annual and semi-annual reports, fixed interest option appendices, and the Guaranteed Accumulation Account prospectus. After you select the options for your account dollars, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

PRO.130822-21	13

Furthermore, be aware that there may be:

•     Limits on Option Availability. Some subaccounts and fixed interest options may not be available through certain contracts and plans or in some states. Your plan sponsor may also have selected a subset of variable investment and/or fixed interest options to be available under your plan; and

•     Limits on Number of Options Selected. Generally, the contract holder, or you if permitted by the plan, may select no more than 25 investment options at initial enrollment. Thereafter, more options can be selected at any one time, but a higher limit may apply.

FEES

The charges we assess and the deductions we make under the contract are in consideration for:  (i) the services and benefits we provide; (ii) the costs and expenses we incur; and (iii) the risks we assume. The fees and charges deducted under the contract may result in a profit to us.

The following repeats and adds to information provided in the “FEE TABLE” section. Please review both this section and the “FEE TABLE” section for information on fees.

Transaction Fees

Loan Interest Rate Spread

For a discussion of the loan interest rate spread, please see “LOANS – Loan Interest.”

Types of Fees

You may incur the following types of fees or charges under the contract:

•   Transaction Fees

>  Loan Interest Rate Spread

>  Fund Redemption Fees

•   Periodic Fees and Charges

>  Mortality and Expense Risk Charge

>  Administrative Expense Charge

•   Fund Fees and Expenses

Fund Redemption Fees

Certain funds may deduct redemption fees as a result of withdrawals, transfers, or other fund transactions you initiate. If applicable, we may deduct the amount of any redemption fees imposed by the underlying mutual funds as a result of withdrawals, transfers or other fund transactions you initiate and remit such fees back to that fund. Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your contract value. For a more complete description of the funds’ fees and expenses, review each fund’s prospectus.

Periodic Fees and Charges

Mortality and Expense Risk Charge

Maximum Amount. 1.00% annually of your account value invested in the subaccounts during the accumulation phase, and 1.25% annually of your account value invested in the subaccounts during the income phase. We may charge a different fee for different funds (but not beyond the maximum amount).

When/How. This fee is deducted daily from the subaccounts. We do not deduct this fee from the Fixed Plus Account or the Fixed Plus Account II A.

Purpose. This fee compensates us for the mortality and expense risks we assume under the contracts, namely:

•     Mortality risks are those risks associated with our promise to make lifetime payments based on annuity rates specified in the contracts and our funding of the death benefits and other payments we make to owners or beneficiaries of the accounts; and

•     Expense risk is the risk that the actual expenses we incur under the contracts will exceed the maximum costs that we can charge.

PRO.130822-21	14

If the amount we deduct for this fee is not enough to cover our mortality costs and expenses under the contracts, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit. We expect to earn a profit from this fee.

Reduction. We may reduce the mortality and expense risk charge from the maximum when the plan meets certain criteria and we agree to the reduction with the contract holder in writing. Some contracts have a reduced mortality and expense risk charge only during the accumulation phase of the account, which then increases during the income phase (but not beyond the maximum amount). Any reduction will reflect differences in expenses for administration based on such factors as:

•     The expected level of assets under the plan (under some contracts, we may aggregate accounts under different contracts issued by the Company to the same contract holder);

•     The size of the prospective group, projected annual number of eligible participants and the program’s participation rate;

•     The plan design (for example, the plan may favor stability of invested assets and limit the conditions for withdrawals, loans and available investment options, which in turn lowers administrative expenses);

•     The frequency, consistency and method of submitting payments and loan repayments;

•     The method and extent of onsite services we provide and the contract holder’s involvement in services such as enrollment and ongoing participant services;

•     The contract holder’s support and involvement in the communication, enrollment, participant education and other administrative services;

•     The projected frequency of distributions; and

•     The type and level of other factors that affect the overall administrative expenses related to the contract or the plan, or the Company’s reimbursement of any portion of the costs of the plan’s third party administrator, if applicable.

We will determine any reduction of mortality and expense risk on a basis that is not unfairly discriminatory according to our rules in effect at the time a contract application is approved. We reserve the right to change these rules from time to time.

Administrative Expense Charge

Maximum Amount. We currently do not impose this fee. However, we reserve the right to charge an administrative expense charge of up to 0.25% annually of your account value invested in the subaccounts.

When/How. If charged, this fee is deducted daily from the subaccounts. We will not deduct this fee from the Fixed Plus Account or the Fixed Plus Account II A. This fee may be assessed during the accumulation phase and the income phase. If we are imposing this fee under the contract issued in connection with your plan when you enter the income phase, the fee will apply to you during the entire income phase.

Purpose. This charge helps defray the cost of providing administrative services under the contracts and in relation to the separate account and subaccounts.

Reduction. If we charge the administrative expense charge, we may reduce it from the maximum when the plan meets certain criteria and we agree to the reduction with the contract holder, in writing. The level of the fee may be reassessed and increased or decreased at each contract anniversary as the characteristics of the group change.

Fund Fees and Expenses

As shown in the fund prospectuses and described in the “FEE TABLE – Fund Fees and Expenses,” each fund deducts management/investment advisory fees from the amounts allocated to the fund. In addition, each fund deducts other expenses, which may include service fees that may be used to compensate service providers, including the Company and its affiliates, for administrative and contract holder services provided on behalf of the fund. Furthermore, certain funds deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of fund shares. Fund fees and expenses are deducted from the value of the fund shares on a daily basis, which in turn affects the value of each subaccount that purchases fund shares. Fund fees and expenses are one factor that impacts the value of a fund’s shares. To learn more about fund fee and expenses, the additional factors that can affect the value of a fund’s shares and other important information about the funds, refer to the fund prospectuses.

PRO.130822-21	15

Less expensive share classes of the funds offered through this contract may be available for investment outside of this contract. You should evaluate the expenses associated with the funds available through this contract before making a decision to invest.

Revenue from the Funds

The Company or its affiliates may receive compensation from each of the funds or the funds’ affiliates. This revenue may include:

•     A share of the management fee;

•     Service fees;

•     For certain share classes, 12b-1 fees; and

•     Additional payments (sometimes referred to as revenue sharing).

12b-1 fees are used to compensate the Company and its affiliates for distribution related activity. Service fees and additional payments (sometimes collectively referred to as sub-accounting fees) help compensate the Company and its affiliates for administrative, recordkeeping or other services that we provide to the funds or the funds’ affiliates, such as:

•     Communicating with customers about their fund holdings;

•     Maintaining customer financial records;

•     Processing changes in customer accounts and trade orders (e.g. purchase and redemption requests);

•     Recordkeeping for customers, including subaccounting services;

•     Answering customer inquiries about account status and purchase and redemption procedures;

•     Providing account balances, account statements, tax documents and confirmations of transactions in a customer’s account;

•     Transmitting proxy statements, annual and semi-annual reports, fund prospectuses and other fund communications to customers; and

•     Receiving, tabulating and transmitting proxies executed by customers.

The management fee, service fees and 12b-1 fees are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the fund prospectuses. Additional payments, which are not deducted from fund assets and may be paid out of the legitimate profits of fund advisers and/or other fund affiliates, do not increase, directly or indirectly, fund fees and expenses, and we may use these additional payments to finance distribution.

The amount of revenue the Company may receive from each of the funds or from the funds’ affiliates may be substantial, although the amount and types of revenue vary with respect to each of the funds offered through the contract. This revenue is one of several factors we consider when determining contract fees and charges and whether to offer a fund through our contracts. Fund revenue is important to the Company’s profitability and it is generally more profitable for us to offer affiliated funds than to offer unaffiliated funds.

Assets allocated to affiliated funds, meaning funds managed by Voya Investments, LLC or another Company affiliate, generate the largest dollar amount of revenue for the Company. Affiliated funds may also be subadvised by a Company affiliate or an unaffiliated third party. Assets allocated to unaffiliated funds, meaning funds managed by an unaffiliated third party, generate lesser, but still substantial dollar amounts of revenue for the Company. The Company expects to earn a profit from this revenue to the extent it exceeds the Company’s expenses, including the payment of sales compensation to our distributors.

Revenue Received from Affiliated Funds. The revenue received by the Company from affiliated funds may be based either on an annual percentage of average net assets held in the fund by the Company or a share of the fund’s management fee.

PRO.130822-21	16

In the case of affiliated funds subadvised by unaffiliated third parties, any sharing of the management fee between the Company and the affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser. Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the affiliated investment adviser and ultimately shared with the Company. The sharing of the management fee between the Company and the affiliated investment adviser does not increase, directly or indirectly, fund fees and expenses. The Company may also receive additional compensation in the form of intercompany payments from an affiliated fund’s investment adviser or the investment adviser’s parent in order to allocate revenue and profits across the organization. The intercompany payments and other revenue received from affiliated funds provide the Company with a financial incentive to offer affiliated funds through the contract rather than unaffiliated funds.

Additionally, in the case of affiliated funds subadvised by third parties, no direct payments are made to the Company or the affiliated investment adviser by the subadvisers. However, subadvisers may provide reimbursement for employees of the Company or its affiliates to attend business meetings or training conferences.

Revenue Received from Unaffiliated Funds. Revenue received from each of the unaffiliated funds or their affiliates is based on an annual percentage of the average net assets held in that fund by the Company. Some unaffiliated funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

If the unaffiliated fund families currently offered through the contract (including funds closed to new investments but not including the funds available to your plan, but not yet selected) that made payments to us were individually ranked according to the total amount they paid to the Company or its affiliates in 2020, in connection with the registered variable annuity contracts issued by the Company, that ranking would be as follows:

• American Funds®; • Fidelity® Variable Insurance Products Funds; • Wanger Advisors Trust Funds; • PIMCO Variable insurance Trust Funds;	• Invesco Variable Insurance Funds; • Lord Abbett Series Funds; and • Neuberger Berman Equity Funds.

If the revenues received from the affiliated funds were taken into account when ranking the funds according to the total dollar amount they paid to the Company or its affiliates in 2020, the affiliated funds would be first on the list.

In addition to the types of revenue received from affiliated and unaffiliated funds described above, affiliated and unaffiliated funds and their investment advisers, subadvisers or affiliates may participate at their own expense in Company sales conferences or educational and training meetings. In relation to such participation, a fund’s investment adviser, subadviser or affiliate may help offset the cost of the meetings or sponsor events associated with the meetings. In exchange for these expense offset or sponsorship arrangements, the investment adviser, subadviser or affiliate may receive certain benefits and access opportunities to Company representatives and wholesalers rather than monetary benefits. These benefits and opportunities include, but are not limited to, co-branded marketing materials, targeted marketing sales opportunities, training opportunities at meetings, training modules for personnel, and opportunities to host due diligence meetings for representatives and wholesalers.

Please note certain management personnel and other employees of the Company or its affiliates may receive a portion of their total employment compensation based on the amount of net assets allocated to affiliated funds. See also “CONTRACT DISTRIBUTION.”

Fund of Funds

Certain funds may be structured as “fund of funds.” These funds may have higher fees and expenses than a fund that invests directly in debt and equity securities because they also incur the fees and expenses of the underlying funds in which they invest. These funds are affiliated funds, and the underlying funds in which they invest may be affiliated as well. The fund prospectuses disclose the aggregate annual operating expenses of each fund and its corresponding underlying fund or funds. These funds are identified in the investment option list in the front of this prospectus.

PRO.130822-21	17

Premium and Other Taxes

•     Maximum Amount. Some states and municipalities charge a premium tax on annuities. These taxes currently range from 0% to 4%, depending upon the jurisdiction.

•     When/how. We reserve the right to deduct a charge for premium taxes from your account value or from purchase payments to the account at any time, but not before there is a tax liability under state law. For example, we may deduct a charge for premium taxes at the time of a complete withdrawal or we may reflect the cost of premium taxes in our income phase payment rates when you commence income phase payments. We will not deduct a charge for municipal premium tax of 1% or less, but we reserve the right to reflect such an expense in our annuity purchase rates.

In addition, the company reserves the right to assess a charge for any federal taxes due against the separate account. See “FEDERAL TAX CONSIDERATIONS.”

YOUR ACCOUNT VALUE

During the accumulation phase, your account value at any given time equals:

•     Account dollars directed to the Fixed Plus Account and/or the Fixed Plus Account II A, including interest earnings to date; less

•     Any deductions from the Fixed Plus Account and/or the Fixed Plus Account II A (e.g. withdrawals); plus

•     The current dollar value of amounts held in the subaccounts, which takes into account investment performance and fees deducted from the subaccounts.

Subaccount Accumulation Units. When a fund is selected as an investment option, your account dollars invest in “accumulation units” of the separate account subaccount corresponding to that fund. The subaccount invests directly in the fund shares. The value of your interests in a subaccount is expressed as the number of accumulation units you hold multiplied by an “Accumulation Unit Value,” as described below, for each unit.

Accumulation Unit Value. The value of each accumulation unit in a subaccount is called the accumulation unit value or AUV. The value of accumulation units varies daily in relation to the underlying fund’s investment performance. The value also reflects deductions for fund fees and expenses, the mortality and expense risk charge, and the administrative expense charge (if any). We discuss these deductions in more detail in “FEE TABLE” and “FEES.”

Valuation. We determine the AUV every business day after the close of the NYSE (normally at 4:00 p.m. Eastern Time). At that time, we calculate the current AUV by multiplying the AUV last calculated by the “net investment factor” of the subaccount. The net investment factor measures the investment performance of the subaccount from one valuation to the next.

Current AUV = Prior AUV x Net Investment Factor

Net Investment Factor. The net investment factor for a subaccount between two consecutive valuations equals the sum of 1.0000 plus the net investment rate.

Net Investment Rate. The net investment rate is computed according to a formula that is equivalent to the following:

•     The net assets of the fund held by the subaccount as of the current valuation; minus

•     The net assets of the fund held by the subaccount at the preceding valuation; plus or minus

•     Taxes or provisions for taxes, if any, due to subaccount operations (with any federal income tax liability offset by foreign tax credits to the extent allowed); divided by

•     The total value of the subaccount’s units at the preceding valuation; minus

•     A daily deduction for the mortality and expense risk charge and the administrative expense charge, if any. See “FEES.”

PRO.130822-21	18

The net investment rate may be either positive or negative.

Hypothetical illustration. As a hypothetical illustration, assume that an investor contributes $5,000 to his account and directs us to invest $3,000 in Fund A and $2,000 in Fund B. After receiving the contribution and following the next close of business of the NYSE (normally at 4:00 p.m. Eastern time), the applicable AUV’s are $10 for Subaccount A, and $25 for Subaccount B. The investor’s account is credited with 300 accumulation units of Subaccount A and 80 accumulation units of Subaccount B.

Step 1: An investor contributes $5,000.

Step 2:

•     He directs us to invest $3,000 in Fund A. His dollars purchase 300 accumulation units of Subaccount A ($3,000 divided by the current $10 AUV); and

•     He directs us to invest $2,000 in Fund B. His dollars purchase 80 accumulation units of Subaccount B ($2,000 divided by the current $25 AUV).

$5,000 contribution
Step 1 ¯
Voya Retirement Insurance and Annuity Company
Step 2 ¯
Variable Annuity Account I
	Subaccount A 300 accumulation units	Subaccount B 80 accumulation units	Etc.
Step 3: The separate account then purchases shares of the applicable funds at the then current market value (net asset value or NAV).	¯ Step 3 ¯
	Fund A	Fund B

The fund’s subsequent investment performance, expenses and charges, and the daily charges deducted from the subaccount, will cause the AUV to move up or down on a daily basis.

Purchase Payments to Your Account. If all or a portion of initial purchase payments are directed to the subaccounts, they will purchase subaccount accumulation units at the AUV next computed after our acceptance of the applicable application or enrollment forms, as described in “CONTRACT PURCHASE AND PARTICIPATION.” Subsequent purchase payments or transfers directed to the subaccounts that we receive in good order by the close of business of the NYSE will purchase subaccount accumulation units at the AUV computed as of the close of the NYSE on that day. The value of subaccounts may vary day to day. Subsequent purchase payments and transfers received in good order after the close of the NYSE will purchase accumulation units at the AUV computed after the close of the NYSE on the next business day.

TRANSFERS

Transfers Among Investment Options. During the accumulation phase and the income phase, the contract holder, or you if permitted by the plan, may transfer amounts among investment options. Transfers from the fixed interest options are restricted as outlined in the appendices and the contract. Transfers may be requested in writing, by telephone or, where available, electronically at www.voyaretirementplans.com. Transfers must be made in accordance with the terms of the contract.

Value of Transferred Dollars. The value of amounts transferred in or out of subaccounts will be based on the subaccount unit values next determined after we receive your request in good order at the address referenced under “CONTRACT OVERVIEW – Questions: Contacting the Company,” after your scheduled transfer.

PRO.130822-21	19

Telephone and Electronic Transfers: Security Measures. To prevent fraudulent use of telephone or electronic transactions, (including, but not limited to, Internet transactions), we have established security procedures. These include recording calls on our toll-free telephone lines and requiring use of a unique identifier or personal password. You are responsible for keeping your unique identifier or personal password and account information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions. We are not liable for losses resulting from following telephone or electronic instructions we believe to be genuine. If a loss occurs when we rely on such instructions, you will bear the loss.

Limits on Frequent or Disruptive Transfers

The contract is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a fund and raise its expenses through:

•     Increased trading and transaction costs;

•     Forced and unplanned portfolio turnover;

•     Lost opportunity costs; and

•     Large asset swings that decrease the fund’s ability to provide maximum investment return to all contract owners and participants.

This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should be aware that:

•     We suspend the Electronic Trading Privileges, as defined below, of any individual or organization if we determine, in our sole discretion, that the individual’s or organization’s transfer activity is disruptive or not in the best interest of other owners of our variable insurance and retirement products, or the participant’s in such products; and

•     Each underlying fund may limit or restrict fund purchases and we will implement any limitation or restriction on transfers to an underlying fund as directed by that underlying fund.

Consequently, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase or participate in the contract.

Excessive Trading Policy. We and the other members of the Voya family of companies that provide multi-fund variable insurance and retirement products have adopted a common Excessive Trading Policy to respond to the demands of the various fund families that make their funds available through our products to restrict excessive fund trading activity and to ensure compliance with Rule 22c-2 of the 1940 Act.

We actively monitor fund transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy. Our Excessive Trading Policy is violated if fund transfer and reallocation activity:

•     Meets or exceeds our current definition of Excessive Trading, as defined below; or

•     Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products, or participants in such products.

We currently define “Excessive Trading” as:

•     More than one purchase and sale of the same fund (including money market funds) within a 60 calendar day period (hereinafter, a purchase and sale of the same fund is referred to as a “round-trip”). This means two or more round-trips involving the same fund within a 60 calendar day period would meet our definition of Excessive Trading; or

•     Six round-trips involving the same fund within a rolling 12 month period.

PRO.130822-21	20

The following transactions are excluded when determining whether trading activity is excessive:

•     Purchases or sales of shares related to non-fund transfers (for example, new purchase payments, withdrawals and loans);

•     Transfers associated with any scheduled dollar cost averaging, scheduled rebalancing, or scheduled asset allocation programs;

•     Purchases and sales of fund shares in the amount of $5,000 or less;

•     Purchases and sales of funds that affirmatively permit short-term trading in their fund shares, and movement between such funds and a money market fund; and

•     Transactions initiated by us, another member of the Voya family of companies, or a fund.

If we determine that an individual or entity has made a purchase of a fund within 60 days of a prior round-trip involving the same fund, we will send them a letter warning that another sale of that same fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate fund transfers or reallocations through the Internet, facsimile, Voice Response Unit (“VRU”), telephone calls to Customer Service or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”). Likewise, if we determine that an individual or entity has made five round-trips involving the same fund within a rolling 12 month period, we will send them a letter warning that another purchase and sale of that same fund within 12 months of the initial purchase in the first round-trip will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges. According to the needs of the various business units, a copy of any warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative, or the investment adviser for that individual or entity. A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the fund whose shares were involved in the trading activity.

If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months. Consequently, all fund transfers or reallocations, not just those that involve the fund whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail. Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred. During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible. A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity, and the fund whose shares were involved in the activity that violated our Excessive Trading Policy.

Following the six month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored. We will continue to monitor the fund transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges. A violation of our Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.

We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance and retirement products, or participants in such products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.

Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in our Excessive Trading Policy.

The Company does not allow exceptions to our Excessive Trading Policy. We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular fund, at any time without prior notice, depending on, among other factors, the needs of the underlying fund(s), the best interests of contract owners, participants, and fund investors, and/or state or federal regulatory requirements. If we modify our policy, it will be applied uniformly to all contract owners and participants or, as applicable, to all contract owners and participants investing in the underlying fund.

PRO.130822-21	21

Our Excessive Trading Policy may not be completely successful in preventing market-timing or excessive trading activity. If it is not completely successful, fund performance and management may be adversely affected, as noted above.

Limits Imposed by the Underlying Funds. Each underlying fund available through the variable insurance and retirement products offered by us and/or the other members of the Voya family of companies, either by prospectus or stated policy, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of fund shares are subject to acceptance or rejection by the underlying fund. We reserve the right, without prior notice, to implement fund purchase restrictions and/or limitations on an individual or entity that the fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a subaccount if the corresponding fund will not accept the allocation or transfer for any reason. All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a fund or all funds within a fund family) will be done in accordance with the directions we receive from the fund.

Agreements to Share Information with Fund Companies. As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the fund companies whose funds are offered through the contract. Contract owner and participant trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and our implementation of our Excessive Trading Policy. Under these agreements, the Company is required to share information regarding contract owner and participant transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about contract owner and participant transactions, this information may include personal contract owner and participant information, including names and social security numbers or other tax identification numbers.

As a result of this information sharing, a fund company may direct us to restrict a contract owner or participant’s transactions if the fund determines that the contract owner or participant has violated the fund’s excessive/frequent trading policy. This could include the fund directing us to reject any allocations of purchase payments or account value to the fund or all funds within the fund family.

WITHDRAWALS

Making a Withdrawal. Subject to limitations on withdrawals from the Fixed Plus Account and other restrictions (see “Withdrawal Restrictions” in this section), the contract holder, or you if permitted by the plan, may withdraw all or a portion of your account value at any time during the accumulation phase.

Steps for Making a Withdrawal. The contract holder, or you if permitted by the plan, must:

•     Select the withdrawal amount.

>    Full withdrawal:  you will receive, reduced by any required tax and redemption fees, your account value allocated to the subaccounts, plus the amount available for withdrawal from the fixed plus account and/or the Fixed Plus Account II A; or

>    Partial withdrawal (percentage or specified dollar amount):  you will receive, reduced by any required tax and redemption fees, the amount you specify, subject to the value available in your account. The amount available from the fixed plus account and/or the fixed plus account ii a may be limited; and

Deductions for Taxes

Amounts withdrawn may be subject to redemption fees, tax penalties, withholding and taxation. See “FEES – Fund Redemption Fees” and “FEDERAL TAX CONSIDERATIONS.”

To determine which may apply, refer to the appropriate sections of this prospectus, contact your local representative or call the Company at the number referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.”

PRO.130822-21	22

•     Select investment options. Subject to any applicable withdrawal order requirements for contracts that have Fixed Plus Account II A as an investment option, we will withdraw dollars in the same proportion as the values you hold in the various investment options from each investment option in which you have an account value unless otherwise specified by you; and

•     Properly complete a disbursement form and submit it to the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.”

For a description of limitations on withdrawals from the Fixed Plus Account and the Fixed Plus Account II A, see the appendices.

Calculation of Your Withdrawal. We determine your account value every normal business day after the close of the NYSE (normally at 4:00 p.m. Eastern Time). We pay withdrawal amounts based on your account value either:

•     As of the next valuation date after we receive a request for withdrawal in good order at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company”; or

•     On such later date as specified on the disbursement form.

Delivery of Payment. Payments for withdrawal requests will be made in accordance with SEC requirements. Normally, we will send your payment no later than seven calendar days following our receipt of your disbursement form in good order.

Reinvestment Privilege. The contracts allow the one-time use of a reinvestment privilege. Within 30 days after a full withdrawal, if allowed by law, you may elect to reinvest all or a portion of the proceeds. We must receive reinvested amounts within 60 days of the withdrawal. We will credit the account for the amount reinvested based on the subaccount values next computed following our receipt of your request and the amount to be reinvested. Provided all options are available, we will reinvest in the same investment options and proportions in place at the time of withdrawal. If Fixed Plus Account II A is available under the contract, any amounts withdrawn from the Fixed Plus Account will be invested in Fixed Plus Account II A. If any other investment option is no longer available, amounts to be allocated to any such option will be invested in a replacement option as directed by you or your plan sponsor, as applicable. Seek competent advice regarding the tax consequences associated with reinvestment.

Withdrawal Restrictions. Many plans may have limits on withdrawals that may be made from the plan. Some examples of these limits are listed below:

•     Section 403(b)(11) of the Tax Code prohibits withdrawals under 403(b) contracts prior to your death, disability, attainment of age 59½, severance from employment, or financial hardship, of the following:

>    Salary reduction contributions made after December 31, 1988;

>    Earnings on those contributions; and

>    Earnings on amounts held before 1989 and credited after December 31, 1988 (these amounts are not available for hardship withdrawals). Other withdrawals may be allowed as provided for under the Tax Code or regulations.

•     The contract may require that the contract holder certify that you are eligible for the distribution.

403(b) regulations impose restrictions on the distribution of 403(b) employer contributions under certain contracts. See “FEDERAL TAX CONSIDERATIONS–Taxation of Qualified Contracts – Distributions – Eligibility – 403(b) and Roth 403(b) Plans.”

The Tax Code and/or your plan may impose other limitations on withdrawals. See “FEDERAL TAX CONSIDERATIONS - Distributions - Eligibility.”

PRO.130822-21	23

SYSTEMATIC DISTRIBUTION OPTIONS

Availability of Systematic Distribution Options. These options may be exercised at any time during the accumulation phase of the contract. To exercise one of these options the account value must meet any minimum dollar amount and age criteria applicable to that option. To determine what systematic distribution options are available, check with the contract holder or the Company. The Company reserves the right to discontinue the availability of one or all of the systematic distribution options at any time, and/or to change the terms for future elections.

Systematic distribution options currently available under the contract include the following:

•     Systematic Withdrawal Option (“SWO”). SWO is a series of partial withdrawals from your account based on a payment method you select. It is designed for those who want a periodic income while retaining accumulation phase investment flexibility for amounts accumulated under the account. (This option may not be available if you have an outstanding loan.); and

Features of a Systematic Distributions Option

If available under your plan, a systematic distribution option allows you to receive regular payments from your account without moving into the income phase. By remaining in the accumulation phase, you retain certain rights and investment flexibility not available during the income phase. Because the account remains in the accumulation phase, all accumulation phase charges continue to apply.

•     Estate Conservation Option (“ECO”)/Recurring RMD Payment (“RRP”). This option also allows you to maintain the account in the accumulation phase and provides periodic payments designed to meet the Tax Code’s minimum distribution requirement. Under this option, the Company calculates the minimum distribution amount required by law (generally at age 72 (age 70½ if born before July 1, 1949) or retirement, if later) and pays you that amount once a year.

Other Systematic Distribution Options. Other systematic distribution options may be available from time to time. Additional information relating to any of the systematic distribution options may be obtained from your local representative or by contacting us at the address referenced under “CONTRACT OVERVIEW – Questions: Contacting the Company.”

Availability of Systematic Distribution Options. If not required under the plan, the Company may discontinue the availability of one or all of the systematic distribution options at any time, and/or change the terms of future elections.

Electing a Systematic Distribution Option. The contract holder, or you if permitted by the plan, may elect a systematic distribution option. For some contracts, the contract holder must provide the Company with certification that the distribution is in accordance with terms of the plan.

Terminating a Systematic Distribution Option. Once you elect a systematic distribution option, you may revoke it at any time through a written request to the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.” Once revoked, an option may not be elected again until the next calendar year, nor may any other systematic distribution option be elected, unless the Tax Code permits it.

Tax Consequences. Withdrawals received through these options and revocations of elections may have tax consequences. See “FEDERAL TAX CONSIDERATIONS.”

PRO.130822-21	24

LOANS

Availability. If allowed by the contract and the plan and subject to the terms and conditions imposed by the plan and the plan’s loan agreement, participants may initiate a loan during the accumulation phase from their individual account value allocated to certain subaccounts and the Fixed Plus Account and/or the Fixed Plus Account II A. Loans are not available from a Roth 403(b) contract or account (“loanable’). However, under some contracts, participant Roth 403(b) accounts may be included in the calculation of the amount available for a loan (“lienable”), but will not be loanable. Accordingly, the amount available for a full or partial withdrawal from a participant Roth Account will not be reduced by any outstanding loan balance. Furthermore, in the event of a loan default, no amount of the outstanding loan balance will be deducted from a participant Roth account. Loans are subject to certain requirements under the Tax Code and related loan regulations, as well as ERISA (if applicable). Further restrictions may apply due to our administrative practices or those administrative practices of a third party administrator selected by your plan sponsor. We reserve the right not to grant a loan request if the participant has an outstanding loan in default.

Requests. If you are eligible to obtain a loan, you may request one by properly completing a loan request form and submitting it to the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.” Read the terms of the loan agreement before submitting any request.

Loan Interest. Interest will be charged and credited on loan amounts. The difference between the rate charged and the rate credited on loans under your contracts is called the loan interest rate spread. The loan interest rate spread is currently 2.5%. For example, if the current interest rate charged on a loan is 6.0% and the loan interest rate spread is 2.5%, the amount of interest credited is 3.5%. The loan interest rate spread is retained by the Company. We reserve the right to apply a loan interest rate spread of up to 3.0%.

Repayment and Default on Loans. Loans may be repaid as described in the loan agreement, including paid in full at any time. If we do not receive a loan repayment when due, the entire outstanding loan balance will be considered in default.

To the extent that a loan remains in default and is not repaid in a timely manner as prescribed by Tax Code section 72(p) and applicable regulations, the entire outstanding balance, including accrued interest will be reported as a taxable distribution on IRS Form 1099. The distribution may also be subject to tax penalties under Tax Code section 72(t). To the extent a loan which has been reported as a distribution remains unpaid, it will continue to count against your future loan availability. The loan interest spread, if applicable, will continue to accrue until the loan is offset or you have a distributable event. Additionally, certain other tax rules apply to distributions from the contract. See “FEDERAL Tax Considerations ‒ Distributions ‒ General” for additional information.

Taking a loan reduces your opportunity to participate in the investment performance of the subaccounts and the interest guarantees of the Fixed Plus Account and/or the Fixed Plus Account II A fixed interest options and you may lose the benefit of tax-deferred growth on earnings. You should consulting with a tax and/or legal adviser to determine if requesting a loan is in your best interests.

DEATH BENEFIT

During the Income Phase This section provides information about the accumulation phase. For death benefit information applicable to the income phase, see “INCOME PHASE.”

The contract provides a death benefit in the event of your death, which is payable to the beneficiary named under the contract (contract beneficiary). The contract holder must be named as the contract beneficiary, but may direct that we make any payments to the beneficiary you name under the plan (plan beneficiary).

PRO.130822-21	25

During the Accumulation Phase

Payment Process:

•     Following your death, the contract beneficiary (on behalf of the plan beneficiary, if applicable) must provide the Company with proof of death acceptable to us and a payment request in good order;

•     The payment request should include selection of a benefit payment option; and

•     Within seven calendar days after we receive proof of death acceptable to us and payment request in good order at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company,” we will mail payment, unless otherwise requested.

Until one of the benefit payment options listed below is selected, account dollars will remain invested as at the time of your death, and no distributions will be made.

Benefit Payment Options. The following payment options are available, if allowed by the Tax Code:

•     Lump-sum payment;

•     Payment under an available income phase payment option (see “INCOME PHASE – Payment Options”); or

•     Payment under an available systematic distribution option (subject to certain limitations).

The account value may also remain invested in the contract; however, the Tax Code limits how long the death benefit proceeds may be left in this option.

Payment of Death Benefit or Proceeds

Subject to the conditions and requirements of state law, full payment of the death benefit or proceeds (“Proceeds”) to a beneficiary may be made either into an interest bearing retained asset account that is backed by our general account or by check. Beneficiaries should carefully review all settlement and payment options available under the contract and are encouraged to consult with a financial professional or tax and/or legal adviser before choosing a settlement or payment option.

The Retained Asset Account. The retained asset account, known as the Voya Personal Transition Account, is an interest bearing account backed by our general account. The retained asset account is not guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) and, as part of our general account, is subject to the claims of our creditors. Beneficiaries that receive their payment through the retained asset account may access the entire Proceeds in the account at any time without penalty through a draftbook feature. The Company seeks to earn a profit on the account, and interest credited on the account may vary from time to time but will not be less than the minimum rate stated in the supplemental contract delivered to the beneficiary together with the paperwork to make a claim to the Proceeds. Interest earned on the Proceeds in the account may be less than could be earned if the Proceeds were invested outside of the account. Likewise, interest credited on the Proceeds in the account may be less than under other settlement or payment options available through the contract.

Death Benefit Calculation. The death benefit will be based on your account value. The death benefit is calculated as of the next time we value your account following the date on which we receive proof of death and payment request in good order. In addition to this amount, some states require we pay interest on amounts invested in the Fixed Plus Account and the Fixed Plus Account II A, calculated from date of death at a rate specified by state law.

The contracts provide a guaranteed death benefit if the contract beneficiary (on behalf of the plan beneficiary, if applicable) elects a lump-sum distribution or an income phase payment option within six months of your death. The guaranteed death benefit is the greater of:

•     Your account value on the day that notice of death and request for payment are received in good order at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company”; or

•     The sum of payments (minus any applicable premium tax) made to your account, minus withdrawals made from your account and any outstanding loan amount.

Tax code requirements. The tax code requires distribution of death benefit proceeds within a certain period of time and these requirements have recently changed generally for deaths after January 1, 2020. Failure to begin receiving death benefit payments within those time periods can result in tax penalties. Regardless of the method of payment, death benefit proceeds will generally be taxed to the beneficiary in the same manner as if you had received those payments. See “FEDERAL TAX CONSIDERATIONS” for additional information.

PRO.130822-21	26

INCOME PHASE

During the income phase you receive payments from your accumulated account value.

Initiating Income Phase Payments. At least 30 days prior to the date you want to start receiving payments, the contract holder, or you if permitted by the plan, must notify us in writing of the following:

•     Start date;

•     Income phase payment option (see the income phase payment options table in this section);

•     Income phase payment frequency (i.e., monthly, quarterly, semi-annually or annually);

•     Choice of fixed or variable income phase payments;

•     Selection of an assumed net investment rate (only if variable income phase payments are elected); and

•     Under some plans, certification from your employer and/or submission of the appropriate forms is also required.

The account will continue in the accumulation phase until the contract holder or you, as applicable, properly initiate income phase payments. Once an income phase payment option is selected, it may not be changed; however, certain options allow you to withdraw a lump-sum.

What Affects Income Phase Payments? Some of the factors that may affect income phase payments include: your age, your account value, the income phase payment option selected (including the frequency and duration of payments under the option selected), number of guaranteed payments (if any) selected, and whether you select variable or fixed payments. As a general rule, more frequent income phase payments will result in smaller individual income phase payments. Likewise, income phase payments that are anticipated over a longer period of time will also result in smaller individual income phase payments.

Fixed Income Phase Payments. Amounts funding fixed income phase payments will be held in the Company’s general account. Fixed payments will remain the same over time.

Variable Income Phase Payments. Amounts funding your variable income phase payments will be held in the subaccount(s) selected. The subaccounts available for investment during the income phase may be different than those available for investment during the accumulation phase. For information about the subaccount available during the income phase, please contact Customer Service. Some contracts may restrict the subaccounts available, the number of investment options to be selected and how many transfers, if any, are allowed among options during the income phase. For variable payments, an assumed net investment rate must be selected.

Income Phase Payments from Fixed Plus Account Values. If a nonlifetime income phase payment option is selected, payment of amounts held in the Fixed Plus Account and/or the Fixed Plus Account II A during the accumulation phase may only be made on a fixed basis.

Assumed Net Investment Rate. If you select variable income phase payments, an assumed net investment rate must also be selected. If you select a 5% rate, your first payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts you selected is greater than 5% annually, after deduction of fees. Payment amounts will decline if the investment performance is less than 5%, after deduction of fees.

If you select a 3.5% rate, your first income phase payment will be lower and subsequent payments will increase more rapidly or decline more slowly depending upon the investment performance of the subaccounts you selected.

For more information about selecting an assumed net investment rate, request a copy of the SAI by calling us. See “CONTRACT OVERVIEW – Questions:  Contacting the Company.”

Selecting an Increasing Payment. Under certain income phase payment options, if you select fixed payments, you may elect an increase of one, two, or three percent, compounded annually. The higher your percentage, the lower your initial income phase payment will be, while future payments will increase each year at a greater rate.

Generally, this feature is not available with cash refund payment options and nonlifetime options.

PRO.130822-21	27

Charges Deducted:

•     When you select an income payment phase option (one of the options listed in the tables on the following page), a mortality and expense risk charge consisting of a daily deduction of 1.25% on an annual basis will be deducted from amounts held in the subaccounts. This charge compensates us for mortality and expense risks we assume under variable income phase payout options and is applicable to all variable income phase payout options, including variable nonlifetime options under which we do not assume mortality risk. In this situation, this charge will be used to cover expenses. Although we expect to earn a profit from this fee, we do not always do so. For variable options under which we do not assume a mortality risk, we may make a larger profit than under other options; and

•     We may also deduct a daily administrative charge from amounts held in the subaccounts. We are not currently deducting this charge, but reserve the right to do so in the future. The maximum amount is 0.25% on an annual basis of your account value invested in the subaccount. If we are imposing this fee under the contract issued in connection with your plan when you enter the income phase, the fee will apply throughout the entire income phase.

Required Minimum Payment Amounts. The initial income phase payment or the annual income phase payment total must meet the minimums stated in the contract. If your account value is too low to meet these minimum payment amounts, you will receive one lump-sum payment.

Death Benefit During the Income Phase. The death benefits that may be available to a beneficiary are outlined in the following “Income Phase Payment Options” tables. If a lump-sum payment is due as a death benefit, we will make payment within seven calendar days after we receive proof of death acceptable to us in good order and the payment request at the address referenced under “Contract Overview ‒ Questions:  Contacting the Company.” If the death benefit is not taken in a lump sum, your beneficiary must meet the distribution rules imposed by the Tax Code. These rules recently changed for deaths occurring after January 1, 2020. Failure to meet these rules can result in tax penalties. See “FEDERAL TAX CONSIDERATIONS - Taxation of Qualified Contracts - Required Distributions Upon Death” for the distribution rules imposed by the Tax Code.

Payment of Death Benefit or Proceeds. Subject to the conditions and requirements of state law, full payment of the death benefit or proceeds (“Proceeds”) to a beneficiary may be made either into an interest bearing retained asset account that is backed by our general account or by check. For additional information about the payment options available to you, please refer to your claim forms or contact us at the address referenced under “CONTRACT OVERVIEW – Questions: Contacting the Company.” Beneficiaries should carefully review all settlement and payment options available under the contract and are encouraged to consult with a financial professional or tax and/or legal adviser before choosing a settlement or payment option. See “DEATH BENEFIT – The Retained Asset Account” for more information about the retained asset account.

Taxation. To avoid certain tax penalties, you and any beneficiary must meet the distribution rules imposed by the tax code. See “FEDERAL TAX CONSIDERATIONS.”

Income Phase Payment Options

The following tables list the income phase payment options and accompanying death benefits that may be available under the contracts. The Tax Code and/or some contracts may restrict the options and the terms available to you and/or your beneficiary. See “FEDERAL TAX CONSIDERATIONS.” Refer to your certificate or check with your contract holder for details. We may offer additional income phase payment options under the contract from time to time.

Terms used in the tables:

•     Annuitant ‒The person(s) on whose life expectancy the income phase payments are calculated; and

•     Beneficiary ‒ The person designated to receive the death benefit payable under the contract.

PRO.130822-21	28

Lifetime Income Phase Payment Options
Life Income

Length of Payments:  For as long as the annuitant lives. It is possible that only one payment will be made should the annuitant die prior to the second payment’s due date.

Death Benefit ‒ None:  All payments end upon the annuitant’s death.

Life Income ‒ Guaranteed Payments*

Length of Payments:  For as long as the annuitant lives, with payments guaranteed for your choice of five to 30 years, or as otherwise specified in the contract.

Death Benefit ‒ Payment to the Beneficiary:  If the annuitant dies before we have made all the guaranteed payments, we will pay the beneficiary a lump-sum (unless otherwise requested) equal to the present value of the remaining guaranteed payments.

Life Income ‒ Two Lives

Length of Payments: For as long as either annuitant lives. It is possible that only one payment will be made should both annuitants die before the second payment’s due date.

Continuing Payments:

•    When you select this option you choose for 100%, 66⅔% or 50% of the payment to continue to the surviving annuitant after the first death; or

•    100% of the payment to continue to the annuitant on the second annuitant’s death, and 50% of the payment to continue to the second annuitant on the annuitant’s death.

Death Benefit ‒ None:  All payments end after the death of both annuitants.

Life Income ‒ Two Lives ‒ Guaranteed Payments*

Length of Payments:  For as long as either annuitant lives, with payments guaranteed for your choice of five to 30 years, or as otherwise specified in the contract.

Continuing Payments:  100% of the payment to continue to the surviving annuitant after the first death.

Death Benefit-Payment to the Beneficiary:  If both annuitants die before the guaranteed payments have all been paid, we will pay the beneficiary a lump-sum (unless otherwise requested) equal to the present value of the remaining guaranteed payments.

Life Income ‒ Cash Refund Option (fixed payment only)

Length of Payments:  For as long as the annuitant lives.

Death Benefit-Payment to the Beneficiary:  Following the annuitant’s death, we will pay a lump-sum payment equal to the amount originally applied to the payment option (less any premium tax) and less the total amount of fixed income phase payments paid.

Life Income ‒ Two Lives ‒ Cash Refund Option (fixed payment only)

Length of Payments:  For as long as either annuitant lives.

Continuing Payment:  100% of the payment to continue after the first death.

Death Benefit-Payment to the Beneficiary: When both annuitants die, we will pay a lump-sum payment equal to the amount applied to the income phase payment option (less any premium tax) and less the total amount of fixed income phase payments paid.

Nonlifetime Income Phase Payment Options
Nonlifetime ‒ Guaranteed Payments*

Length of Payments:  Payments will continue for the number of years you choose, based on what is available under the contract. For amounts held in the Fixed Plus Account and/or Fixed Plus Account II A during the accumulation phase, the income phase payment must be on a fixed basis. In certain cases a lump-sum payment may be requested at any time (see below).

Death Benefit-Payment to the Beneficiary:  If the annuitant dies before we make all the guaranteed payments, any remaining guaranteed payments will continue to the beneficiary unless the beneficiary elects to receive the present value of the remaining guaranteed payments in a lump-sum.

Lump-Sum Payment. If the Nonlifetime - Guaranteed Payments option is elected with variable payments, you may request at any time that all or a portion of the present value of the remaining payments be paid in one lump-sum. Lump-sum payments will be sent within seven calendar days after we receive the request for payment in good order at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.”

Calculation of Lump-Sum Payments. If a lump-sum payment is available to a beneficiary or to you in the options above, the rate we use to calculate the present value of the remaining guaranteed payments is the same rate we use to calculate the income phase payments (i.e., the actual fixed rate used for the fixed payments, or the 3.5% or 5% assumed net investment rate for variable payments).

PRO.130822-21	29

*   Guaranteed period payments may not extend beyond the shorter of your life expectancy or until age 95.

FEDERAL TAX CONSIDERATIONS

Introduction

The contract described in this prospectus is designed to be treated as an annuity for U.S. federal income tax purposes. This section discusses our understanding of current federal income tax laws affecting the contract. The U.S. federal income tax treatment of the contract is complex and sometimes uncertain. You should keep the following in mind when reading this section:

•     Your tax position (or the tax position of the beneficiary, as applicable) determines the federal taxation of amounts held or paid out under the contract;

•     Tax laws change. It is possible that a change in the future could affect contracts issued in the past, including the contract described in this prospectus;

•     This section addresses some, but not all, applicable federal income tax rules and generally does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;

In this Section:

•     Introduction;

•     Taxation of Qualified Contracts;

•     Possible Changes in Taxation; and

•     Taxation of the Company.

When consulting a tax and/or legal adviser, be certain that he or she has expertise with respect to the provisions of the Internal Revenue Code of 1986, as amended (the “Tax Code”) that apply to your tax concerns.

•     We do not make any guarantee about the tax treatment of the contract or transactions involving the contract; and

•     No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below.

We do not intend this information to be tax advice. No attempt is made to provide more than a general summary of information about the use of the contract with tax-qualified retirement arrangements, and the Tax Code may contain other restrictions and conditions that are not included in this summary. You should consult with a tax and/or legal adviser for advice about the effect of federal income tax laws, state tax laws or any other tax laws affecting the contract or any transactions involving the contract.

Qualified Contracts. The contract described in this prospectus is available for purchase on a tax-qualified basis (“qualified contracts”). Qualified contracts are designed for use by individuals and/or employers whose purchase payments are comprised solely of proceeds from and/or contributions to retirement plans or programs that are intended to qualify as plans or programs entitled to special favorable income tax treatment under Sections 401(a) and 403(b) of the Tax Code. Employers or individuals intending to use the contract with such plans should seek tax and legal advice.

Roth Accounts. Tax Code Section 402A allows employees of employers offering 403(b) plans to contribute after-tax salary contributions to a Roth 403(b) account. Roth accounts provide for tax-free distributions, subject to certain conditions and restrictions. If permitted by us and under the plan for which the contract is issued, we will set up one or more accounts for you under the contract for Roth after-tax contributions and the portion of any transfer or rollover attributable to such amounts.

Taxation of Qualified Contracts

Eligible Retirement Plans and Programs

The contract may be purchased with the following retirement plans and programs to accumulate retirement savings:

•     401(a) Plans. Section 401(a) of the Tax Code permits certain employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees; and

•     403(b) and Roth 403(b) Plans. Section 403(b) of the Tax Code allows employees of certain Tax Code Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, to a contract that will provide an annuity for the employee’s retirement. The Tax Code also allows employees of 501(c)(3) organizations and public schools to contribute after-tax salary contributions to a Roth 403(b) account, which provides for tax-free distributions, subject to certain restrictions.

PRO.130822-21	30

The Company may offer or have offered the contract for use with certain other types of qualified plans. Please see your contract and consult with your tax adviser if you have questions about other types of plan arrangements not discussed herein.

Special Considerations for Section 403(b) Plans. In addition to being offered as an investment option under the contract, shares of certain funds are also offered for sale directly to the general public. A list of these funds is provided in the “INVESTMENT OPTIONS” section of this prospectus under the heading “Funds Available Through the Separate Account ‒ Public Funds.” In order to qualify for favorable tax treatment under Tax Code Section 403(b), a contract must be considered an “annuity.” In Revenue Procedure 99-44, the IRS concluded that it will treat a contract as an annuity for federal income tax purposes under Tax Code Section 403(b), notwithstanding that contract purchase payments are invested at the contract owner’s direction in publicly available securities. This treatment will be available provided no additional tax liability would have been incurred if the contribution was paid by the contract holder’s employer into a trust or a custodial account in an arrangement that satisfied the requirements of Tax Code Section 401(a) or 403(b)(7)(A). We believe that the contract satisfies the requirements set forth in Revenue Procedure 99-44 and will therefore be treated as an annuity for tax purposes, notwithstanding the fact that investments may be made in publicly available securities. However, the exact nature of the requirements of Revenue Procedure 99-44 are unclear, and you should consider consulting with a tax and/or legal adviser before electing to invest in a fund that is offered for sale to the general public through a contract issued in relation to a 403(b) plan.

Revenue Procedure 99-44 was issued before 403(b) plans could offer a Roth contribution feature. However, we believe that this analysis should not impact the treatment of such contracts as annuity contracts for purposes of Tax Code Section 403(b). You should consider consulting with a tax and/or legal adviser before electing to invest in a fund that is offered for sale to the general public through a contract issued in relation to a Roth 403(b) account.

Taxation

The tax rules applicable to qualified contracts vary according to the type of qualified contract, the specific terms and conditions of the qualified contract, and the terms and conditions of the qualified plan or program. The ultimate effect of federal income taxes on the amounts held under a qualified contract, or on income phase (i.e., annuity) payments from a qualified contract, depends on the type of qualified contract or program as well as your particular facts and circumstances. Special favorable tax treatment may be available for certain types of contributions and distributions. In addition, certain requirements must be satisfied in purchasing a qualified contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.

Adverse tax consequences may result from:

•     Contributions in excess of specified limits;

•     Distributions before age 59½ (subject to certain exceptions);

•     Distributions that do not conform to specified commencement and minimum distribution rules; and

•     Other specified circumstances.

Some qualified plans and programs are subject to additional distribution or other requirements that are not incorporated into the contract described in this prospectus. No attempt is made to provide more than general information about the use of the contract with qualified plans and programs. Contract holders, sponsoring employers, participants, annuitants, and beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans and programs may be subject to the terms and conditions of the plan or program, regardless of the terms and conditions of the contract. The Company is not bound by the terms and conditions of such plans and programs to the extent such terms contradict the language of the contract, unless we consent in writing.

Contract holders, sponsoring employers, participants, annuitants, and beneficiaries generally are responsible for determining that contributions, distributions and other transactions with respect to the contract comply with applicable law. Therefore, you should seek tax and/or legal advice regarding the suitability of a contract for your particular situation. The following discussion assumes that qualified contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.

PRO.130822-21	31

Tax Deferral. Under federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified plan (as described in this prospectus), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the qualified plan itself. Annuities do provide other features and benefits (such as the guaranteed death benefit or the option of lifetime income phase options at established rates) that may be valuable to you. You should discuss your alternatives with a qualified financial representative taking into account the additional fees and expenses you may incur in an annuity.

Contributions

In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans and programs are limited by the Tax Code. We provide general information on these requirements for certain plans and programs below. You should consult with a tax and/or legal adviser in connection with contributions to a qualified contract.

401(a), 403(b), and Roth 403(b) Plans. The total annual contributions (including pre-tax and Roth 403(b) after-tax contributions) by you and your employer cannot exceed, generally, the lesser of 100% of your compensation or $58,000 (as indexed for 2021). Compensation means your compensation for the year from the employer sponsoring the plan and includes any elective deferrals under Tax Code Section 402(g) and any amounts not includible in gross income under Tax Code Sections 125 or 457.

This limit applies to your contributions as well as to any contributions made by your employer on your behalf. An additional requirement limits your salary reduction contributions to a 403(b) or Roth 403(b) plan to generally no more than $19,500 (as indexed for 2021). Contribution limits are subject to annual adjustments for cost-of-living increases. Your own limit may be higher or lower, depending upon certain conditions.

With the exception of the Roth 403(b) contributions, purchase payments to your account(s) will generally be excluded from your gross income. Roth 403(b) salary reduction contributions are made on an after-tax basis.

Catch-up Contributions. Notwithstanding the contribution limits noted above, if permitted by the plan, a participant in a 403(b) or Roth 403(b) plan who is at least age 50 by the end of the participant’s taxable year may contribute an additional amount (“Age 50 Catch-ups”) not to exceed the lesser of:

•     $6,500; or

•     The participant’s compensation for the year reduced by any other elective deferrals of the participant for the year.

Additional catch-up provisions may be available. For advice on using a catch-up provision, please consult with a tax and/or legal adviser.

Distributions ‒ General

Certain tax rules apply to distributions from the contract. A distribution is any amount taken from a contract including withdrawals, income phase (i.e., annuity) payments, and death benefit proceeds. If a portion of a distribution is taxable, the distribution will be reported to the IRS.

401(a) and 403(b) Plans. Distributions from these plans are generally taxed as received unless one of the following is true:

•     The distribution is an eligible rollover distribution and is directly transferred or rolled over within 60 days to another plan eligible to receive rollovers or to a traditional IRA in accordance with the Tax Code;

•     You made after-tax contributions to the plan. In this case, depending upon the type of distribution, the amount will be taxed on all or part of the earnings on the contributions according to the rules detailed in the Tax Code; or

•     The distribution is a qualified health insurance premium of a retired public safety officer as defined in the Pension Protection Act of 2006.

PRO.130822-21	32

A distribution is an eligible rollover distribution unless it is:

•     Part of a series of substantially equal periodic payments (at least one per year) made over the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and his designated beneficiary or for a specified period of ten years or more;

•     A required minimum distribution under Tax Code Section 401(a)(9);

•     A hardship withdrawal; or

•     Otherwise not recognized under applicable regulations as eligible for rollover.

10% Additional Tax. The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a contract used with a 401(a) or 403(b) plan (collectively, qualified plans).

Exceptions to the 10% additional tax may apply if:

•     You have attained age 59½;

•     You have become disabled, as defined in the Tax Code;

•     You have died and the distribution is to your beneficiary;

•     The distribution amount is rolled over tax free into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Tax Code;

•     The distribution is paid directly to the government in accordance with an IRS levy;

•     The distribution is a qualified reservist distribution as defined under the Tax Code;

•     The distribution is a qualified birth or adoption distribution;

•     The distribution is eligible for penalty relief extended to victims of certain natural disasters;

•     You have unreimbursed medical expenses that are deductible (without regard to whether you itemized deductions);

•     You have separated from service with the plan sponsor at or after age 55;

•     You are a qualified public safety employee taking a distribution from a governmental plan and you separated from service after age 50;

•     You have separated from service with the plan sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

•     The withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (“QDRO”).

The Tax Code may provide other exceptions or impose other penalty taxes in other circumstances.

Qualified Distributions ‒ Roth 403(b). A partial or full distribution of purchase payments to a Roth 403(b) account and earnings credited on those purchase payments (or of in-plan rollover amounts and earnings credited on those amounts, as described in the “In-Plan Roth Rollovers” section below) will be excludable from income if it is a qualified distribution. A “qualified distribution” from a Roth 403(b) account is defined as a distribution that meets the following two requirements:

•     The distribution occurs after the five-year taxable period measured from the earlier of:

>    The first taxable year you, as applicable, made a contribution to a Roth IRA or a designated Roth contribution to any designated Roth account established for you under the same applicable retirement plan as defined in Tax Code Section 402A;

>    If a rollover contribution was made from a designated Roth account previously established for you under another applicable retirement plan, the first taxable year for which you made a designated Roth contribution to such previously established account; or

>    The first taxable year in which you made an in-plan Roth rollover of non-Roth amounts under the same plan; AND

•     The distribution occurs after you attain age 59½, die with payment being made to your beneficiary or estate, or become disabled as defined in the Tax Code.

A distribution from a Roth account that is not a qualified distribution is includible in gross income under the Tax Code in proportion to your investment in the contract (basis) and earnings on the contract.

PRO.130822-21	33

Distributions ‒ Eligibility

Distributions from qualified plans (as described in this prospectus) generally may occur only upon the occurrence of certain events. The terms of your plan will govern when you are eligible to take a distribution from the plan. The following describes circumstances when you may be able to take a distribution from certain more common types of plans.

401(a) Pension Plans. Subject to the terms of your 401(a) pension plan, distributions generally may occur upon:

•     Retirement;

•     Death;

•     Disability;

•     Severance from employment;

•     Attainment of normal retirement age;

•     Attainment of age 59½; or

•     Termination of the plan.

Such distributions remain subject to other applicable restrictions under the Tax Code.

403(b) and Roth 403(b) Plans. Subject to the terms of your 403(b) or Roth 403(b) plan, distribution of certain salary reduction contributions and earnings generally may occur only upon:

•     Retirement;

•     Death;

•     Attainment of age 59½;

•     Severance from employment;

•     Disability;

•     The birth or adoption of a child;

•     Financial hardship (contributions only, not earnings);

•     Termination of the plan; or

•     Meeting other circumstances as allowed by federal law, regulations or rulings.

Such distributions remain subject to other applicable restrictions under the Tax Code.

Section 403(b) regulations prohibit the distribution of amounts attributable to employer contributions before the earlier of your severance from employment or prior to the occurrence of some event as provided under your employer’s plan, such as after a fixed number of years, the attainment of a stated age, or a disability.

If the Company agrees to accept amounts exchanged from a Tax Code Section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions set forth in Tax Code Section 403(b)(7)(A)(ii).

Before we process a withdrawal request we generally are required to confirm with your 403(b) plan sponsor or otherwise that the withdrawals you request from a 403(b) contract comply with applicable tax requirements.

Lifetime Required Minimum Distributions (401(a), 403(b) and Roth 403(b) Plans)

To avoid certain tax penalties, you and any designated beneficiary must also satisfy the required minimum distribution rules set forth in the Tax Code. These rules dictate the following:

•     The start date for distributions;

•     The time period in which all amounts in your contract(s) must be distributed; and

•     Distribution amounts.

PRO.130822-21	34

Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 72 (age 70½ if born before July 1, 1949) or in the case of an employer-sponsored plan, April 1 of the calendar year following the calendar year in which you retire, whichever occurs later, unless:

•     Under 401(a), 403(b) and Roth 403(b) plans that are not governmental or church plans, you are a 5% owner, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain age 72 ( age 70½ if born before July 1, 1949); or

•     Under 403(b) plans, the Company maintains separate records of amounts held as of December 31, 1986. In this case distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75. However, if you take any distributions in excess of the minimum required amount, then special rules require that the excess be distributed from the December 31, 1986 balance.

Time Period. You must receive distributions from the contract over a period not extending beyond one of the following time periods:

•     Over your life or the joint lives of you and your designated beneficiary; or

•     Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

Distribution Amounts. The amount of each required minimum distribution must be calculated in accordance with Tax Code Section 401(a)(9). Before annuity payments begin, the required minimum distribution amount is generally determined by dividing the entire interest in the account as of December 31 of the preceding year by the applicable distribution period. The entire interest in the account includes the amount of any outstanding rollover, transfer, and recharacterization, if applicable, and the actuarial present value of other benefits provided under the account, such as guaranteed death benefits and any optional living benefit. If annuity payments have begun under an annuity option that satisfies the Tax Code Section 401(a)(9) regulations, such payments will generally be viewed as satisfying your required minimum distribution.

50% Excise Tax. If you fail to receive the required minimum distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed. In certain circumstances this excise tax may be waived by the IRS.

Further information regarding required minimum distributions may be found in your contract or certificate.

Required Distributions Upon Death (401(a), 403(b) and Roth 403(b) Plans)

Upon your death, any remaining interest in a 401(a), 403(b) or Roth 403(b) plan must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Tax Code. The death benefit provisions of your contract will be interpreted to comply with those requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”), which was part of the larger Further Consolidated Appropriations Act, 2020. The post-death distribution requirements under prior law continue to apply in certain circumstances.

Prior Law. Under prior law, if an employee under an employer sponsored retirement plan dies prior to the required beginning date, the remaining interest must be distributed (1) within five years after the death (the “five-year rule”), or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”). If the employee dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).

PRO.130822-21	35

The New Law. Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed within ten years after your death, unless the designated beneficiary is an eligible designated beneficiary (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than ten years younger than you. An individual’s status as an EDB is determined on the date of your death. This ten-year post-death distribution period applies regardless of whether you die before your required beginning date or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this ten-year rule, the remaining interest must be distributed within ten years after the EDB’s death (i.e., a new ten-year distribution period begins).

Instead of taking distributions under the new ten-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within ten years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than ten years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within ten years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than ten years).

If your beneficiary is not an individual, such as a charity, your estate, or in some cases a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the five-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law may apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You should consult a professional tax adviser about the federal income tax consequences of your beneficiary designations, particularly if a trust is involved.

More generally, the new law applies if you die after 2019, subject to several exceptions. In particular, if you are an employee under a governmental plan, such as a governmental 457(b) plan, the new law applies to your interest in that plan if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies to your interest in that plan if you die after 2021 (unless the collective bargaining agreements terminate earlier).

In addition, the new post-death distribution requirements generally do not apply if the employee died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee dies after January 1, 2020, any remaining interest must be distributed within ten years of the designated beneficiary’s death. Hence, this ten-year rule generally will apply to a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee who died prior to 2020.

It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the employee was alive could continue to be made under that method after the death of the employee. Under the new law, however, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than ten years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the new post-death distribution requirements.

Certain transition rules may apply. Please consult your tax adviser.

Start Dates for Spousal Beneficiaries. Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA.

PRO.130822-21	36

The post-death distribution requirements are complex and unclear in numerous respects. The Internal Revenue Service and U.S. Department of the Treasury have issued very little guidance on the new law. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

Withholding

Taxable distributions under the contract are generally subject to withholding. Federal income tax withholding rates vary according to the type of distribution and the recipient’s tax status.

401(a), 403(b), Roth 403(b) Plans. Generally, eligible rollover distributions from these plans are subject to a mandatory 20% federal income tax withholding. However, mandatory withholding will not be required if you elect a direct rollover of the distributions to an eligible retirement plan or in the case of certain other distributions described in the Tax Code.

Non-resident Aliens. If you or your designated beneficiary is a non-resident alien, withholding will generally be 30% based on the individual’s citizenship, the country of domicile and tax treaty status.

In-Plan Roth Rollovers

Tax Code Section 403(b) plans may add a “qualified Roth contribution program,” under which employees can forego the current exclusion from gross income for elective deferrals, in exchange for the future exclusion of the distribution of the deferrals and any earnings thereon. That is, participants may elect to make non-excludable contributions to “designated Roth accounts” (instead of making excludable contributions) - and to exclude from gross income (if certain conditions are met) distributions from these accounts (instead of having distributions included in gross income).

If permitted under the plan for which the contract is issued and provided the plan offers an applicable Roth account (a Roth 403(b) account), non-Roth amounts may be rolled over into a corresponding Roth account within the same plan. The Tax Code provides that, generally, an in-plan rollover to a Roth account is taxable and includable in gross income in the year the rollover occurs, just as if the amount were distributed and not rolled into a qualified account. Please note that in-plan rollovers into a Roth account are not subject to withholding. Consequently, an individual considering such a transaction may want to increase their tax withholding or make an estimated tax payment in the year of the rollover. Amounts rolled over into an in-plan Roth account cannot subsequently be converted back into a non-Roth account.

A partial or full distribution of in-plan Roth rollover amounts and earnings credited on those amounts (or of purchase payments made by salary reduction to a Roth account and earnings credited on those purchase payments, as described above) will be excludable from income if it is a qualified distribution as defined in the “Qualified Distributions - Roth 403(b)” section above.

In-plan Roth rollovers are not subject to the 10% additional tax on early distributions under Tax Code Section 72(t) that would normally apply to distributions from a 403(b) plan to the extent such amounts are attributable to rollovers from a 401(a) or 403(b) plan. However, a special recapture rule applies when a plan distributes any part of the in-plan Roth rollover within a five-year taxable period, making the distribution subject to the 10% additional tax on early distributions under Tax Code Section 72(t) unless an exception to this tax applies or the distribution is allocable to any nontaxable portion of the in-plan Roth rollover. The five-year taxable period begins January 1 of the year of the in-plan Roth rollover and ends on the last day of the fifth year of the period. This special recapture rule does not apply when the participant rolls over the distribution to another designated Roth account or to a Roth IRA but does apply to a subsequent distribution from the rolled over account or Roth IRA within the five-year taxable period.

Due to administrative complexity, in-plan Roth rollovers may not be available through the contract. Additionally, the tax rules associated with Roth accounts and in-plan Roth rollovers can be complex and you should seek tax and/or legal advice regarding your particular situation.

PRO.130822-21	37

Assignment and Other Transfers

401(a), 403(b) and Roth 403(b) Plans. Your beneficial interest in the contract may not be assigned or transferred to persons other than:

•     A plan participant as a means to provide benefit payments;

•     An alternate payee under a QDRO in accordance with Tax Code Section 414(p);

•     The Company as collateral for a loan; or

•     The enforcement of a federal income tax lien or levy.

Same-Sex Marriages

The contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the contract’s death benefit and any joint-life coverage under a living benefit. All contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the contract. Please consult your tax and/or legal adviser for further information about this subject.

Possible Changes in Taxation

Although the likelihood of changes in tax legislation, regulation, rulings and other interpretation thereof is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or other means. It is also possible that any change could be retroactive (i.e., effective before the date of the change). You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the contract.

Taxation of the Company

We are taxed as a life insurance company under the Tax Code. The separate account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed. Because we do not expect that we will incur any federal income tax liability attributable to the separate account we do not intend to make any provision for such taxes. However, changes in the tax laws and/or in their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case we may impose a charge against a separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your contract value invested in the subaccounts.

In calculating our corporate income tax liability, we may claim certain corporate income tax benefits associated with the investment company assets, including separate account assets, which are treated as Company assets under applicable income tax law. These benefits may reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividends received deductions. We do not pass the tax benefits to the holders of the separate account because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include Company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.

PRO.130822-21	38

CONTRACT DISTRIBUTION

General. The Company’s subsidiary, Voya Financial Partners, LLC, serves as the principal underwriter for the contracts. Voya Financial Partners, LLC, a Delaware limited liability company, is registered as a broker-dealer with the SEC. Voya Financial Partners, LLC is also a member of the FINRA and the Securities Investor Protection Corporation. Voya Financial Partners, LLC’s principal office is located at One Orange Way, Windsor, CT 06095-4774.

We sell the contracts through licensed insurance agents who are registered representatives of broker-dealers that have entered into selling agreements with Voya Financial Partners, LLC. We refer to these broker-dealers as “distributors.” Voya Financial Advisors, Inc. is a distributor affiliated with the Company that has entered into a selling agreement with Voya Financial Partners, LLC for the sale of our variable annuity contracts.

Registered representatives of distributors who solicit sales of the contracts typically receive a portion of the compensation paid to the distributor in the form of commissions or other compensation, depending upon the agreement between the distributor and the registered representative. This compensation, as well as other incentives or payments, is not paid directly by contract holders or the separate account, but instead is paid by us through Voya Financial Partners, LLC. We intend to recoup this compensation and other sales expenses paid to distributors through fees and charges imposed under the contracts.

Compensation Arrangements. Registered representatives who offer and sell the contracts may be paid a commission. The commissions paid on transferred assets range from 0% to 7%. The commissions paid on recurring payments made during the first year of the participant account range from 0% to 7%. After the first year of the participant account, renewal commissions up to 3.5% may be paid on recurring payments up to the amount of the previous year’s payments, and commissions of up to 7% may be paid on recurring payments in excess of this amount. In addition, the Company may pay an asset-based commission ranging up to 0.50%.

We may also pay ongoing annual compensation of up to 40% of the commissions paid during the year in connection with certain purchase payments received during the year, if the registered representative attains a certain threshold of sales of Company contracts. Individual registered representatives may receive all or a portion of compensation paid to their distributor, depending upon the firm’s practices. Commissions and annual payments, when combined, could exceed 7% of total purchase payments. In certain situations, we may reduce the compensation we pay if we have agreed with a plan sponsor to reimburse expenses related to the services of the plan’s third party administrator. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may also pay or allow other promotional incentives or payments in the form of cash payments or other compensation to distributors, which may require the registered representative to attain a certain threshold of sales of Company products. Under one such program, we may pay additional amounts to distributors in connection with a participant’s increased or re-started contributions and/or the number of participant enrollments completed by a registered representative during a specified time period. These other promotional incentives or payments may be limited to contracts offered to certain plans, may not be offered to all distributors, and may be limited only to Voya Financial Advisors, Inc. and other distributors affiliated with the Company.

We may also enter into special compensation arrangements with certain distributors based on those firms’ aggregate or anticipated sales of the contracts or other criteria. These arrangements may include commission specials, in which additional commissions may be paid in connection with purchase payments received for a limited time period, within the maximum commission rates noted above. These special compensation arrangements will not be offered to all distributors, and the terms of such arrangements may differ among distributors based on various factors. These special compensation arrangements may also be limited only to Voya Financial Advisors, Inc. and other distributors affiliated with the Company. Any such compensation payable to a distributor will not result in any additional direct charge to you by us.

PRO.130822-21	39

Some personnel may receive various types of non-cash compensation as special sales incentives, including trips, and we may also pay for some personnel to attend educational and/or business seminars. Any such compensation will be paid in accordance with SEC and FINRA rules. Employees of the Company or its affiliates (including wholesaling employees) may receive more compensation when funds advised by the Company or its affiliates (“affiliated funds”) are selected by a contract holder than when unaffiliated funds are selected. Additionally, management personnel of the Company, and of its affiliated broker-dealers, may receive additional compensation if the overall amount of investments in funds advised by the Company or its affiliates meets certain target levels or increases over time. Compensation for certain management personnel, including sales management personnel, may be enhanced if management personnel meet or exceed goals for sales of the contracts, or if the overall amount of investments in the contracts and other products issued or advised by the Company or its affiliates increases over time. Certain sales management personnel may also receive compensation that is a specific percentage of the commissions paid to distributors or of purchase payments received under the contracts, or which may be a flat dollar amount that varies based upon other factors, including management’s ability to meet or exceed service requirements, sell new contracts or retain existing contracts, or sell additional service features such as a common remitting program.

In addition to direct cash compensation for sales of contracts described above, through Voya Financial Partners, LLC, we may also pay distributors additional compensation or reimbursement of expenses for their efforts in selling contracts to you and other customers. These amounts may include:

•     Marketing/distribution allowances that may be based on the percentages of purchase payments received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the Company and/or its affiliates during the year;

•     Loans or advances of commissions in anticipation of future receipt of purchase payments (a form of lending to registered representatives). These loans may have advantageous terms, such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which may be conditioned on sales;

•     Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our own expense;

•     Sponsorship payments or reimbursements for distributors to use in sales contests and/or meetings for their registered representatives who sell our products. We do not hold contests based solely on sales of this product;

•     Certain overrides and other benefits that may include cash compensation based on the amount of earned commissions, representative recruiting or other activities that promote the sale of contracts; and

•     Additional cash or noncash compensation and reimbursements permissible under existing law. This may include, but is not limited to, cash incentives, merchandise, trips, occasional entertainment, meals and tickets to sporting events, client appreciation events, business and educational enhancement items, payment for travel expenses (including meals and lodging) to pre-approved training and education seminars, and payment for advertising and sales campaigns.

We pay dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the contracts.

The following is a list of the top 25 distributors that, during 2020, received the most compensation, in the aggregate, from us in connection with the sale of registered variable annuity contracts issued by the Company, ranked by total dollars received:

•     Lincoln Investment Planning, Inc.;

•     Regulus Advisors, LLC;

•     LPL Financial LLC;

•     Morgan Stanley Smith Barney LLC;

•     Voya Financial Advisors, Inc.;

•     Kestra Investment Services, LLC;

•     Royal Alliance Associates, Inc.;

•     Pensionmark Securities, LLC;

•     American Portfolios Financial Services, Inc.;

•     Securities America, Inc.;

•     Northwestern Mutual Investment Services, Inc.;

•     Lincoln Financial Advisors Corporation;

•     Cetera Advisors LLC;

•     Ameriprise Financial Services, Inc.;

•     Woodbury Financial Services, Inc.;

•     Cetera Advisor Networks LLC;

•     MMA Securities LLC;

•     PlanMember Securities Corporation;

•     Cadaret, Grant & Co., Inc.;

•     IMA Wealth, Inc.;

•     First Allied Securities, Inc.;

•     NYLIFE Securities LLC;

•     SagePoint Financial, Inc.;

•     Hornor, Townsend & Kent, LLC; and

•     Lockton Investment Securities, LLC.

PRO.130822-21	40

This is a general discussion of the types and levels of compensation paid by us for the sale of our variable annuity contracts. It is important for you to know that the payment of volume or sales-based compensation to a distributor or registered representative may provide that registered representative a financial incentive to promote our contracts over those of another company, and may also provide a financial incentive to promote one of our contracts and/or services over another.

The names of the distributor and the registered representative responsible for your account are stated in your enrollment materials.

Third Party Compensation Arrangements. Please be aware that:

•     The Company may seek to promote itself and the contracts by sponsoring or contributing to events sponsored by various associations, professional organizations and labor organizations;

•     The Company may make payments to associations and organizations, including labor organizations, which endorse or otherwise recommend the contracts to their membership. If an endorsement is a factor in your contract purchasing decision, more information on the payment arrangement, if any, is available upon your request; and

•     At the direction of the contract holder, the Company may make payments to the contract holder, its representatives or third party service providers intended to defray or cover the costs of plan or program related administration.

OTHER TOPICS

Order Processing

In certain circumstances, we may need to correct the pricing associated with an order that has been processed. In such circumstances, we may incur a loss or receive a gain depending upon the price of the fund when the order was executed and the price of the fund when the order is corrected. Losses may be covered from our assets and gains that may result from such order correction will be retained by us as additional compensation associated with order processing.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that will allow us to verify the identity of the sponsoring organization and that contributions and loan repayments are not derived from improper sources.

Under our anti-money laundering program, we may require customers, and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of payments or loan repayments (traveler’s cheques, for example) or restrict the amount of certain forms of payments or loan repayments. In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment to you.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.

PRO.130822-21	41

Unclaimed Property

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on contract owners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract owners are urged to keep their own, as well as their beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated to our Service Center in writing at the address referenced under “Contract Overview ‒ Questions:  Contacting the Company” or by calling 1-800-584-6001.

Cyber Security

Like others in our industry, we are subject to operational and information security risks resulting from "cyber-attacks," "hacking" or similar illegal or unauthorized intrusions into computer systems and networks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Although we seek to limit our vulnerability to such risks through technological and other means and we rely on industry standard commercial technologies to maintain the security of our information systems, it is not possible to anticipate or prevent all potential forms of cyber-attack or to guarantee our ability to fully defend against all such attacks. In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.

Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your account value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract that result from cyber-attacks or information security breaches in the future.

Contract Modifications

We may change the contract as required by federal or state law. We will notify you in writing of any changes.

We reserve the right to amend the contract to include any future changes required to maintain the contract (and the Roth 403(b) account) as a designated Roth 403(b) annuity contract (or Roth 403(b) account) under the Tax Code, regulations, IRS Rulings and requirements.

We may change the tables for determining the amount of income phase payments attributable only to contributions accepted after the effective date of the change, without contract holder consent. Such a change will not become effective earlier than 12 months after (1) the effective date of the contract, or (2) the effective date of a previous change. We will notify the contract holder in writing at least 30 days before the effective date of the change. We may not make contract changes which adversely affect the annuity benefits attributable to contributions already made to the contract.

PRO.130822-21	42

Legal Proceedings

We are not aware of any pending legal proceedings that are likely to have a material adverse effect upon the Company’s ability to meet its obligations under the contract, Voya Financial Partners, LLC’s ability to distribute the contract or upon the separate account.

•     Litigation. Notwithstanding the foregoing, the Company and/or Voya Financial Partners, LLC, is a defendant in a number of litigation matters arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim oftentimes bears little relevance to the merits or potential value of a claim.

•     Regulatory Matters. As with other financial services companies, the Company and its affiliates, including Voya Financial Partners, LLC, periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

The outcome of a litigation or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment. It is not possible to predict the ultimate outcome for all pending litigation and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation or regulatory matters could, from time to time, have a material adverse effect upon the Company’s results of operations or cash flows in a particular quarterly or annual period.

Payment Delay or Suspension

We reserve the right to suspend or postpone the date of any payment of benefits or values under the following circumstances:

•     On any valuation date when the NYSE is closed (except customary weekend and holiday closings), or when trading on the NYSE is restricted;

•     When an emergency exists as determined by the SEC so that disposal of securities held in the subaccounts is not reasonably practicable or it is not reasonably practicable for us fairly to determine the value of the subaccount’s assets; or

•     During any other periods the SEC may by order permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Payment of benefits or values may also be delayed or suspended as required by court order or any regulatory action.

Transfer of Ownership Assignment

An assignment of a contract will only be binding on us if it is made in writing and sent to us at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.” We will use reasonable procedures to confirm that the assignment is authentic, including verification of signature. If we fail to follow our own procedures, we will be liable for any losses to you directly resulting from the failure. Otherwise, we are not responsible for the validity of any assignment. The rights of the contract holder and the interest of the annuitant and any beneficiary will be subject to the rights of any assignee we have on our records.

PRO.130822-21	43

Account Termination

Where allowed by state law, we reserve the right to terminate an individual account if the account value is less than $3,500 and this value is not due to negative investment performance. We will notify you or the contract holder 90 days prior to terminating the account.

Intent to Confirm Quarterly

We will provide confirmation of scheduled transactions quarterly rather than immediately to the participant.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more specific information on the separate account and the contract, as well as the financial statements of the separate account and the Company. A list of the contents of the SAI is set forth below:

Page
General Information and History	2
Variable Annuity Account I	2
Offering and Purchase of Contracts	3
Income Phase Payments	3
Performance Reporting	4
Sales Material and Advertising	5
Experts	5
Financial Statements of the Separate Account	1
Consolidated Financial Statements of Voya Retirement Insurance and Annuity Company	C-1

You may request an SAI by calling us at the number referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.”

PRO.130822-21	44

APPENDIX I Fixed Plus Account

The Fixed Plus Account is an investment option that may be available during the accumulation phase.

Amounts allocated to the Fixed Plus Account are held in the Company’s general account which supports insurance and annuity obligations.

Additional information about this option may be found in the contract.

General Disclosure. Interests in the Fixed Plus Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended. Disclosure in this prospectus regarding the Fixed Plus Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this appendix regarding the Fixed Plus Account has not been reviewed by the SEC.

Certain Restrictions. We reserve the right to limit investment in or transfers to the Fixed Plus Account. You may not elect certain withdrawal options, including the systematic distribution option, if you have requested a Fixed Plus Account transfer or withdrawal in the prior 12-month period. Under certain emergency conditions, we may defer payment of a withdrawal from the Fixed Plus Account for a period of up to six months or as provided by federal law.

Interest Rates. The Fixed Plus Account guarantees that amounts allocated to this option will earn the minimum interest rate specified in the contract. We may credit interest at a current rate that may be higher than the guaranteed minimum interest rate and the current rate may be changed at any time, except that we will not apply a decrease to the current rate following a rate change initiated solely by us prior to the last day of the three-month period measured from the first day of the month in which such change was effective. Among other factors, the safety of the interest rate guarantees depends upon the claims-paying ability of the Company. Amounts applied to the Fixed Plus Account will earn the interest rate in effect at the time money is applied. Amounts in the Fixed Plus Account will reflect a compound interest rate as credited by us. The rate we quote is an annual effective yield.

Our determination of credited interest rates reflects a number of factors, which may include mortality and expense risks, interest rate guarantees, the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under this option, we assume the risk of investment gain or loss by guaranteeing the amounts you allocate to this option and promising a minimum interest rate and income phase payment.

Requests for Partial Withdrawals. The contract holder or you, if permitted by the plan, may take up to 20% of the Fixed Plus Account value as a partial withdrawal in each 12 month period. We determine the amount eligible for partial withdrawal as of the date we receive a request for partial withdrawal in good order. The amount allowed for partial withdrawal is reduced by any Fixed Plus Account withdrawals, transfers, loans or amounts applied to income phase payment options made in the prior 12 months. In calculating the 20% limit, we reserve the right to include payments made due to the election of a systematic distribution option.

Waiver of Partial Withdrawal Limits. We waive the 20% limit if the partial withdrawal is due to the election of an income phase payment option. We also waive the 20% limit for withdrawals due to your death before income phase payments begin. The waiver upon death may only be exercised once, must occur within six months after your date of death and must be made proportionally from all subaccounts and the Fixed Plus Account in which the account was invested.

Additionally, we may allow other waivers of the percentage limit on partial withdrawals to participants in certain plans. You can determine what additional waivers, if any, apply to you by referring to the contract or certificate/enrollment materials.

PRO.130822-21	45

Requests for Full Withdrawals. If the contract holder or you, if allowed by the plan, request a full withdrawal of your account value, we will pay any amounts held in the Fixed Plus Account, with interest, in five annual payments equal to:

•     One-fifth of the Fixed Plus Account value on the day the request is received in good order, reduced by any Fixed Plus Account withdrawals, transfers or amounts used to fund income phase payments or loans made during the prior 12 months;

•     One-fourth of the remaining Fixed Plus Account value 12 months later;

•     One-third of the remaining Fixed Plus Account value 12 months later;

•     One-half of the remaining Fixed Plus Account value 12 months later; and

•     The balance of the Fixed Plus Account value 12 months later.

Once a request is received for a full withdrawal, no further withdrawals, loans, or transfers will be permitted from the Fixed Plus Account. Your request may be cancelled at any time before the end of the five-year period. If any contributions are received to your account at any time during the five-year payment period, the full withdrawal will be cancelled and your Fixed Plus Account installment payments will cease. If your full withdrawal is cancelled (either by your request or due to receipt of a contribution to your account), a new five-year payment period will begin upon any future full withdrawal from the Fixed Plus Account.

Waiver of Full Withdrawal Provisions. We will waive the Fixed Plus Account five-installment payout for full withdrawals made due to one or more of the following:

•     Due to your death during the accumulation phase; or

•     Due to the election of an income phase payment option; or

•     When the Fixed Plus Account value is $3,500 or less and no withdrawals, transfers, loans or elections of income phase payment options have been made from the account within the prior 12 months.

Additionally, we will waive the five-payment full withdrawal provision due to one or more of the following:

•     Due to financial hardship as defined by the Tax Code and regulations thereunder, if all of the following conditions are met:

>    The hardship is certified by the employer;

>    The amount is paid directly to you; and

>    The amount paid for all withdrawals due to hardship during the previous 12-month period does not exceed 10% of the average value of your account(s) and all other accounts under the relevant contract during that same period;

•     Due to your separation from service with the employer, provided that all the following apply:

>    The withdrawal is due to your separation from service with your employer. Although the Tax Code permits distributions upon a participant’s severance from employment, the contracts do not provide for a waiver of the Fixed Plus Account partial withdrawal provision unless the severance from employment would otherwise have qualified as a separation from service under prior IRS guidance;

>    The employer certifies that you have separated from service;

>    The amount withdrawn is paid directly to you; and

>    The amount paid for all partial and full withdrawals due to separation from service during the previous 12-month period does not exceed 20% of the average value of all your account(s) and all other accounts under the relevant contract during that same period; or

•     If we terminate your account based on our right to do so for accounts below $3,500.

Additionally, we may allow other waivers of the five installment payout for full withdrawals to participants in certain plans. You can determine what additional waivers, if any, apply to you by referring to the contract or certificate/enrollment materials.

Charges. We do not make deductions from amounts in the Fixed Plus Account to cover mortality and expense risks. We consider these risks when determining the credited rate.

PRO.130822-21	46

Transfers. The contract holder or you, if allowed by the plan, may transfer 20% of your account value held in the Fixed Plus Account in each rolling 12-month period. We determine the amount eligible for transfer on the day we receive a transfer request in good order. We will reduce amounts allowed for transfer by any Fixed Plus Account withdrawals, transfers, loans or amounts applied to income phase payment options during the prior 12 months. We also reserve the right to include payments made due to the election of any of the systematic distribution options. We will waive the percentage limit on transfers when the value in the Fixed Plus Account is $1,000 or less.

Income Phase. Amounts accumulating under the Fixed Plus Account can be transferred to subaccounts to fund lifetime variable payments during the income phase. The contracts do not permit Fixed Plus Account values to fund nonlifetime income options with variable payments. Availability of subaccounts may vary during the income phase.

Loans. If permitted under the plan, loans may be made from account values held in the Fixed Plus Account. See the loan agreement for a description of the amount available and possible consequences upon loan default if Fixed Plus Account values are used for a loan.

Transfer Credits. The Company may provide a transfer credit in certain circumstances. The transfer credit is a specified percentage of assets transferred, exchanged or rolled over into the contract from an investment provider not affiliated with the Company and is subject to state approval and certain time limitations and other conditions and restrictions as defined by the Company. This benefit is provided on a nondiscriminatory basis. If a transfer credit is due under the contract, you will be provided with additional information specific to the contract. Any transfer credit will be allocated to and subject to the terms and conditions associated with the Fixed Plus Account.

PRO.130822-21	47

APPENDIX II

Fixed Plus Account II A

The Fixed Plus Account II A is an investment option that may be available during the accumulation phase, if selected by the contract holder. If the Fixed Plus Account II A is available to you, the Fixed Plus Account investment option (hereinafter referred to as “closed fixed account”) is closed to new contributions, allocations and transfers, and all contributions, allocations and transfers directed to the closed fixed account investment option will automatically be contributed, allocated or transferred to the Fixed Plus Account II A. This option may not be available in all states, through certain contracts, or in certain plans.

Amounts allocated to the Fixed Plus Account II A are held in the Company’s general account which supports our insurance and annuity obligations.

Additional information about this option may be found in an endorsement to the contract.

General Disclosure. Interests in the Fixed Plus Account II A have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended. Disclosure in this prospectus regarding the Fixed Plus Account II A may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this appendix regarding the Fixed Plus Account II A has not been reviewed by the SEC.

Certain Restrictions. We reserve the right to limit investments in or transfers to the Fixed Plus Account II A. You may not elect certain withdrawal options, including the systematic distribution option, if you have requested a Fixed Plus Account II A transfer or withdrawal in the prior 12-month period. Under certain emergency conditions and subject to conditions under state and/or federal law, if applicable, we may defer payment of a withdrawal from the Fixed Plus Account II A for a period of up to six months.

Interest Rates. The Fixed Plus Account II A guarantees that amounts allocated to this option will earn the minimum interest rate specified in the contract. We may credit interest at a current rate that may be higher than the guaranteed minimum interest rate and the current rate may be changed at any time, except that we will not apply a decrease to the current rate following a rate change initiated solely by us prior to the last day of the three-month period measured from the first day of the month in which such change was effective. Among other factors, the safety of the interest rate guarantees depends upon the claims-paying ability of the Company. Amounts applied to the Fixed Plus Account II A will earn the interest rate in effect at the time money is applied. Amounts in the Fixed Plus Account II A will reflect a compound interest rate as credited by us. The rate we quote is an annual effective yield.

Our determination of credited interest rates reflects a number of factors, which may include mortality and expense risks, interest rate guarantees, the investment income earned on invested assets, the amortization of any capital gains and/or losses realized on the sale of invested assets, and whether a transfer credit, if applicable, has been selected. Under this option, we assume the risk of investment gain or loss by guaranteeing the amounts you allocate to this option and promising a minimum interest rate and income phase payment.

Requests for Partial Withdrawals. The contract holder or you, if permitted by the plan, may take up to 20% of the Fixed Plus Account II A value as a partial withdrawal in each rolling 12-month period. We determine the amount eligible for partial withdrawal as of the date we receive a request for partial withdrawal in good order. The amount allowed for partial withdrawal is reduced by any Fixed Plus Account II A withdrawals, transfers, loans or amounts applied to income phase payment options made in the prior 12 months. In calculating the 20% limit, we reserve the right to include payments made due to the election of a systematic distribution option. We reserve the right to impose new or different restrictions and limits applicable to partial withdrawals.

Waiver of Partial Withdrawal Limits. We waive the 20% limit if the partial withdrawal is due to the election of an income phase payment option (contracts with the Fixed Plus Account II A option require that the income phase payment option be a lifetime annuity option or a nonlifetime option on a fixed basis). We also waive the 20% limit for withdrawals due to your death. The waiver upon death may only be exercised once and must occur within six months after your date of death.

PRO.130822-21	48

For certain plans and subject to certain conditions we may allow other waivers of the 20% limit on partial withdrawals including, but not limited to, partial withdrawals:

•     Due to your separation from service (provided, however, that severance of employment must qualify as separation from service under Tax Code) and when:

>   Separation from service is documented in a form acceptable to us;

>   The amount withdrawn is paid directly to you or as a direct rollover to another Tax Code Section 403(b), 401 or governmental 457(b) plan or an Individual Retirement Account or Individual Retirement Annuity designated by you; and

>   The amount paid for all partial and full withdrawals due to separation from service during the previous 12-month period does not exceed 20% of the average value of all your account(s) and all other accounts under the relevant contract during that same period.

•     As defined in the Tax Code and subject to certain conditions and limits, due to your:

>   Financial hardship;

>   Unforeseeable emergency;

>   In-service distribution permitted by the plan;

>   Disability certified by your employer, if applicable, and paid directly to you;

•     Due to a loan taken in accordance with the terms of the plan; and

•     When the amount in the Fixed Plus Account II A is less than or equal to $2,000.

You can determine what additional waivers, if any, and the required conditions, limits and restrictions that may apply to each waiver by referring to the contract, which includes the Fixed Plus Account II A endorsement. Additionally, we may allow other waivers of the 20% limit or any other restriction or limit on partial withdrawals in certain circumstances on a basis that is not unfairly discriminatory.

Unless we agree otherwise, any request for a partial withdrawal that will be taken from general account assets will be deducted first from amounts allocated to the closed fixed account, if applicable, until depleted, then from the Fixed Plus Account II A.

Requests for Full Withdrawals. If the contract holder or you, as applicable, as allowed by the plan and permitted under the contract, request a full withdrawal of your account value or, the value of all individual accounts, we will pay any amounts held in the Fixed Plus Account II A with interest, in five annual payments equal to:

•     One-fifth of the individual Fixed Plus Account II A value, or the value of all individual accounts, as applicable, in the Fixed Plus Account II A on the day the request is received, reduced by any Fixed Plus Account II A withdrawals, transfers, amounts used to purchase annuity payments, or loans either by the contract holder or you made during the prior 12 months;

•     One-fourth of the remaining Fixed Plus Account II A value 12 months later reduced by any Fixed Plus Account II A withdrawals, transfers, amounts used to purchase annuity payments, or loans either by the contract holder or you made during the prior 12 months;

•     One-third of the remaining Fixed Plus Account II A value 12 months later reduced by any Fixed Plus Account II A withdrawals, transfers, amounts used to purchase annuity payments, or loans either by the contract holder or you, made during the prior 12 months;

•     One-half of the remaining Fixed Plus Account II A value 12 months later reduced by any Fixed Plus Account II A withdrawals, transfers, amounts used to purchase annuity payments, or loans either by the contract holder or you made during the prior 12 months; and

•     The balance of the Fixed Plus Account II A value 12 months later.

We reserve the right to impose new or different restrictions and limits applicable to full withdrawals on a basis that is not unfairly discriminatory.

No early withdrawal charge applies to amounts withdrawn from the Fixed Plus Account II A.

The contract holder or you, as applicable, may cancel a full withdrawal request from the Fixed Plus Account II A at any time.

PRO.130822-21	49

Once a request is received for a full withdrawal, no further withdrawals, loans, or transfers will be permitted from the Fixed Plus Account II A. Your request may be cancelled at any time before the end of the five-year period. If any contributions are received to your account at any time during the five-year payment period, the full withdrawal will be cancelled and your Fixed Plus Account II A installment payments will cease. If your full withdrawal is cancelled (either by your request or due to receipt of a contribution to your account), a new five-year payment period will begin upon any future full withdrawal from the Fixed Plus Account II A.

Waiver of Full Withdrawal Provisions. For certain plans and subject to certain conditions we may waive the Fixed Plus Account II A five-installment payout for full withdrawals made due to one or more of the following:

•     Due to your death during the accumulation phase if the amount is paid within six months of your death;

•     Due to the election of a lifetime income phase payment option or a nonlifetime income phase payment option on a fixed basis;

•     When the Fixed Plus Account II A value is $5,000 or less (or, if applicable, as otherwise allowed by the plan for a lump-sum cash-out without participant consent) and no withdrawals, transfers, loans or elections of income phase payment options have been made from the account within the prior 12 months. However, we reserve the right to lower the waived amount to as low as $2,000;

•     Due to your separation from service (provided, however, that severance of employment must qualify as separation from service under Tax Code) and when:

>   Separation from service is documented in a form acceptable to us;

>   The amount withdrawn is paid directly to you or as a direct rollover to another Tax Code Section 403(b), 401 or governmental 457(b) plan or an Individual Retirement Account or Individual Retirement Annuity designated by you; and

>   The amount paid for all partial and full withdrawals due to separation from service during the previous 12-month period does not exceed 20% of the average value of all your account(s) and all other accounts under the relevant contract during that same period.

•     As defined in the Tax Code and subject to certain conditions and limits, due to your:

>   Financial hardship;

>   Unforeseeable emergency;

>   In-service distribution permitted by the plan; or

>   Disability certified by your employer, if applicable, and paid directly to you; and

•     Due to a loan taken in accordance with the terms of the plan.

You can determine what additional waivers, if any, and the required conditions, limits and restrictions that may apply to each waiver by referring to the contract, which includes the Fixed Plus Account II A endorsement. Additionally, we may allow other waivers of the five installment payout or any other restriction or limit on full withdrawals in certain circumstances.

Unless we agree otherwise, any request for a full withdrawal from general account assets will be deducted first from amounts allocated to the closed fixed account, if applicable, until depleted then from the Fixed Plus Account II A.

Charges. We do not make deductions from amounts in the Fixed Plus Account II A to cover mortality and expense risks. We consider these risks when determining the credited rate.

Transfers from the Fixed Plus Account II A. The contract holder or you, if allowed by the plan, may transfer 20% of your account value held in the Fixed Plus Account II A in each rolling 12-month period. We determine the amount eligible for transfer on the day we receive a transfer request in good order. We will reduce amounts allowed for transfer by any Fixed Plus Account II A withdrawals, transfers, loans or amounts applied to income phase payment options during the prior 12 months. We also reserve the right to include payments made due to the election of any of the systematic distribution options. We will waive the percentage limit on transfers when the value in the Fixed Plus Account II A is $5,000. However, we reserve the right to lower the waived amount to as low as $2,000.

PRO.130822-21	50

If you transfer 20% of your account value held in the Fixed Plus Account II A in each of four consecutive 12-month periods, you may transfer the remaining balance in the succeeding 12-month period provided that no additional amounts are allocated to the Fixed Plus Account II A during the five year period. The 20% amount available to transfer under this provision will be reduced by any amount transferred, taken as a loan or applied to income phase payment options within the 12-month period preceding the first 20% transfer. Also, we may reduce it for payments we made from your Fixed Plus Account II A value under any systematic distribution option.

Unless we agree otherwise, any request for a transfer from general account assets will be deducted first from amounts allocated to the closed fixed account, if applicable, until depleted then from the Fixed Plus Account II A.

We reserve the right to impose new or different restrictions and limits applicable to transfers from the Fixed Plus Account II A and to waive any restriction or limit on transfers on a basis that is not unfairly discriminatory.

Loans. If permitted under the plan, loans may be made from account values held in the Fixed Plus Account II A. See the loan agreement for a description of the amount available and possible consequences upon loan default if Fixed Plus Account II A values are used for a loan.

Transfer Credits. The Company provides a transfer credit in some cases on transferred assets, as defined by the Company, subject to certain conditions and state approvals. This benefit is provided on a nondiscriminatory basis. If a transfer credit is due under the contract, you will be provided with additional information specific to the contract.

Election of a transfer credit may impact the mortality and expense risk charge and the credited interest rate under certain fixed interest options. See “FEES” and “Interest Rates” above.

Reinstatement. To the extent permitted under the contract, amounts that would have been reinstated to the closed fixed account, as applicable, may instead be reinstated to the Fixed Plus Account II A.

PRO.130822-21	51

APPENDIX III Participant Appointment of Employer as Agent under an Annuity Contract

The employer has adopted a plan under Internal Revenue Tax Code Sections 403(b) (including Roth 403(b)) or 401(a) (“Plan”) and has purchased an Voya Retirement Insurance and Annuity Company (“Company”) group variable annuity contract (“Contract”) as the funding vehicle. Contributions under this Plan will be made by the participant through salary reduction to an Employee Account, and by the employer to an Employer Account.

By electing to participate in the employer’s Plan, the participant voluntarily appoints the employer, who is the Contract Holder, as the participant’s agent for the purposes of all transactions under the Contract in accordance with the terms of the Plan. The Company is not a party to the Plan and does not interpret the Plan provisions.

As a participant in the Plan, the participant understands and agrees to the following terms and conditions:

•     The participant owns the value of his/her Employee Account subject to the restrictions of Sections 403(b) (including Roth 403(b)), or 401(a) and the terms of the Plan. Subject to the terms of the vesting schedule in the Plan and the restrictions of Sections 403(b) or 401(a), the participant has ownership in the value of his/her Employer Account;

•     The Company will process transactions only with the employer’s written direction to the Company. The participant will be bound by the employer’s interpretation of the Plan provisions and its written direction to the Company;

•     The employer may permit the participant to make investment selections under the Employee Account and/or the Employer Account directly with the Company under the terms of the Contract. Without the employer’s written permission, the participant will be unable to make any investment selections under the Contract; and

•     On behalf of the participant, the employer may request a loan in accordance with the terms of the Contract and the provisions of the Plan. The Company will make payment of the loan amount directly to the participant. The participant will be responsible for making repayments directly to the Company in a timely manner.

•     In the event of the participant’s death, the employer is the named Beneficiary under the terms of the Contract. The participant has the right to name a personal Beneficiary as determined under the terms of the Plan and file that Beneficiary election with the employer. It is the employer’s responsibility to direct the Company to properly pay any death benefits.

PRO.130822-21	52

APPENDIX IV FUND DESCRIPTIONS

The investment results of the mutual funds (funds) are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. You should consider the investment objectives, risks and charges, and expenses of the funds carefully before investing. Please refer to the fund prospectuses for additional information. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the FDIC or any other government agency. Except as noted, all funds are diversified, as defined under the 1940 Act. Fund prospectuses may be obtained free of charge at the address and telephone number referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company,” by accessing the SEC’s website or by contacting the SEC Public Reference Branch. If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Certain funds offered under the contracts have investment objectives and policies similar to other funds managed by the fund’s investment adviser. The investment results of a fund may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any fund will be comparable to those of another fund managed by the same investment adviser.

For the share class of each fund offered through your contract, please see the cover page.

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
American Funds® ‒ EuroPacific Growth Fund® Investment Adviser: Capital Research and Management CompanySM	Seeks to provide long-term growth of capital.
American Funds® ‒ The Growth Fund of America® Investment Adviser: Capital Research and Management CompanySM	Seeks to provide growth of capital.

Fidelity® VIP ContrafundSM Portfolio

Investment Adviser:  Fidelity Management & Research Company LLC (“FMR”)

Subadvisers:  FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited

Seeks long-term capital appreciation.

PRO.130822-21	53

Fund Name Investment Adviser/Subadviser	Investment Objective(s)

Fidelity® VIP Equity-Income PortfolioSM

Investment Adviser:  Fidelity Management & Research Company LLC (“FMR”)

Subadvisers:  FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited

Seeks reasonable income. Also considers the potential for capital appreciation. Seeks to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.
Invesco V.I. Core Equity Fund Investment Adviser: Invesco Advisers, Inc.	Seeks long-term growth of capital.
Lord Abbett Series Fund, Inc. - Mid Cap Stock Portfolio Investment Adviser: Lord, Abbett & Co. LLC	Seeks to deliver long-term growth of capital by investing primarily in stocks of mid-sized U.S. companies.
Neuberger Berman Sustainable Equity Fund Investment Adviser: Neuberger Berman Investment Advisers LLC	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.
PIMCO Real Return Portfolio Investment Adviser: Pacific Investment Management Company LLC	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
Voya Balanced Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation.
Voya Global Bond Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to maximize total return through a combination of current income and capital appreciation.
Voya Government Money Market Portfolio* Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to provide high current return consistent with preservation of capital and liquidity, through investment in high-quality money market instruments while maintaining a stable share price of $1.00.

PRO.130822-21	54

*   There is no guarantee that the Voya Government Money Market Portfolio subaccount will have a positive or level return.

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Voya Growth and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC

Seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Voya Index Plus LargeCap Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.
Voya Index Plus MidCap Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to outperform the total return performance of the S&P MidCap 400® Index while maintaining a market level of risk.
Voya Index Plus SmallCap Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to outperform the total return performance of the S&P SmallCap 600® Index while maintaining a market level of risk.
Voya Intermediate Bond Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC

Seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Voya Large Cap Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital growth.
Voya MidCap Opportunities Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital appreciation.
Voya Small Company Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations.

PRO.130822-21	55

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Voya SmallCap Opportunities Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital appreciation.
Voya U.S. Stock Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks total return.
VY® Baron Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: BAMCO, Inc.	Seeks capital appreciation.
VY® Invesco Equity and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Seeks total return consisting of long-term capital appreciation and current income.
VY® Invesco Global Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Seeks capital appreciation.
VY® Invesco Growth and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Seeks long-term growth of capital and income.
VY® T. Rowe Price Capital Appreciation Portfolio Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.
VY® T. Rowe Price Growth Equity Portfolio Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Seeks long-term growth through investments in stocks.

PRO.130822-21	56

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Wanger Select Investment Adviser: Columbia Wanger Asset Management, LLC	Seeks long-term capital appreciation.

PRO.130822-21	57

APPENDIX V
CONDENSED FINANCIAL INFORMATION

Except for subaccounts which did not commence operations as of December 31, 2020, the following tables give:  (1) the accumulation unit value (“AUV”) at the beginning of the period; (2) the AUV at the end of the period; and (3) the total number of accumulation units outstanding at the end of the period for each subaccount of Variable Annuity Account I available under the contracts for the indicated periods. For those subaccounts that commenced operations during the period ended December 31, 2020, the “Value at beginning of period” shown is the value at first date of investment. Portfolio name changes after December 31, 2020, are not reflected in the following information.

Table 1
FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 0.90%
(Selected data for annuity units outstanding throughout each period)

	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
AMERICAN FUNDS® - THE GROWTH FUND OF AMERICA® (CLASS R-4)
(Funds were first received in this option during June 2012)
Value at beginning of period	$25.78	$20.31	$21.12	$16.90	$15.73	$15.06	$13.91	$10.49	$9.08
Value at end of period	$35.21	$25.78	$20.31	$21.12	$16.90	$15.73	$15.06	$13.91	$10.49
Number of accumulation units outstanding at end of period	1,947,724	2,077,987	2,272,921	2,450,513	2,669,071	2,966,871	3,130,490	3,170,926	3,165,881
FIDELITY® VIP CONTRAFUNDSM PORTFOLIO (INITIAL CLASS)
(Funds were first received in this option during June 2012)
Value at beginning of period	$22.89	$17.55	$18.92	$15.66	$14.63	$14.66	$13.22	$10.16	$8.97
Value at end of period	$29.61	$22.89	$17.55	$18.92	$15.66	$14.63	$14.66	$13.22	$10.16
Number of accumulation units outstanding at end of period	1,280,590	1,392,665	1,522,832	1,677,683	1,863,565	2,127,982	2,176,440	1,967,087	1,777,433
FIDELITY® VIP EQUITY-INCOME PORTFOLIO (INITIAL CLASS)
(Funds were first received in this option during June 2012)
Value at beginning of period	$20.71	$16.39	$18.04	$16.12	$13.78	$14.48	$13.44	$10.58	$9.18
Value at end of period	$21.89	$20.71	$16.39	$18.04	$16.12	$13.78	$14.48	$13.44	$10.58
Number of accumulation units outstanding at end of period	678,699	720,515	763,507	855,360	945,696	1,025,661	1,106,135	1,093,059	1,074,179
INVESCO V.I. CORE EQUITY FUND (SERIES I)
(Funds were first received in this option during June 2012)
Value at beginning of period	$18.31	$14.32	$15.95	$14.22	$13.01	$13.94	$13.00	$10.15	$9.04
Value at end of period	$20.66	$18.31	$14.32	$15.95	$14.22	$13.01	$13.94	$13.00	$10.15
Number of accumulation units outstanding at end of period	319,225	356,236	375,519	407,950	465,948	495,958	544,239	569,578	605,222
NEUBERGER BERMAN SUSTAINABLE EQUITY FUND (TRUST SHARES)
(Funds were first received in this option during June 2012)
Value at beginning of period	$21.79	$17.50	$18.78	$16.00	$14.70	$14.91	$13.64	$9.98	$8.90
Value at end of period	$25.74	$21.79	$17.50	$18.78	$16.00	$14.70	$14.91	$13.64	$9.98
Number of accumulation units outstanding at end of period	89,971	106,309	109,292	120,081	140,836	156,512	174,411	186,612	114,674
PIMCO REAL RETURN PORTFOLIO (ADMINISTRATIVE CLASS)
(Funds were first received in this option during June 2012)
Value at beginning of period	$10.54	$9.81	$10.12	$9.85	$9.45	$9.80	$9.60	$10.67	$10.49
Value at end of period	$11.67	$10.54	$9.81	$10.12	$9.85	$9.45	$9.80	$9.60	$10.67
Number of accumulation units outstanding at end of period	54	54	54	54	54	54	54	54	54

CFI - 1

Condensed Financial Information (continued)

	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
VOYA BALANCED PORTFOLIO (CLASS I)
(Funds were first received in this option during June 2012)
Value at beginning of period	$16.27	$13.79	$14.93	$13.13	$12.29	$12.64	$12.00	$10.38	$9.27
Value at end of period	$17.88	$16.27	$13.79	$14.93	$13.13	$12.29	$12.64	$12.00	$10.38
Number of accumulation units outstanding at end of period	639,758	696,663	736,430	813,386	915,908	1,026,837	1,146,715	1,128,566	1,188,493
VOYA GLOBAL BOND PORTFOLIO (CLASS I)
(Funds were first received in this option during June 2012)
Value at beginning of period	$11.12	$10.40	$10.71	$9.86	$9.35	$9.87	$9.91	$10.42	$9.85
Value at end of period	$12.04	$11.12	$10.40	$10.71	$9.86	$9.35	$9.87	$9.91	$10.42
Number of accumulation units outstanding at end of period	776,143	853,516	881,056	916,407	966,112	1,035,868	1,171,744	1,100,181	1,135,245
VOYA GOVERNMENT MONEY MARKET PORTFOLIO (CLASS I)
(Funds were first received in this option during June 2012)
Value at beginning of period	$9.74	$9.64	$9.57	$9.60	$9.67	$9.76	$9.84	$9.93	$9.98
Value at end of period	$9.68	$9.74	$9.64	$9.57	$9.60	$9.67	$9.76	$9.84	$9.93
Number of accumulation units outstanding at end of period	882,921	623,508	771,512	708,223	1,045,101	963,167	928,944	1,001,749	846,098
VOYA GROWTH AND INCOME PORTFOLIO (CLASS I)
(Funds were first received in this option during June 2012)
Value at beginning of period	$22.23	$17.40	$18.38	$15.41	$14.16	$14.50	$13.21	$10.20	$9.05
Value at end of period	$25.83	$22.23	$17.40	$18.38	$15.41	$14.16	$14.50	$13.21	$10.20
Number of accumulation units outstanding at end of period	36	36	36	36	36	36	36	36	64
VOYA INDEX PLUS LARGECAP PORTFOLIO (CLASS I)
(Funds were first received in this option during June 2012)
Value at beginning of period	$24.20	$18.77	$20.33	$16.46	$15.06	$15.07	$13.35	$10.14	$9.06
Value at end of period	$27.80	$24.20	$18.77	$20.33	$16.46	$15.06	$15.07	$13.35	$10.14
Number of accumulation units outstanding at end of period	1,187	1,187	1,188	1,187	1,163	1,222	1,231	1,260	1,259
VOYA INDEX PLUS MIDCAP PORTFOLIO (CLASS I)
(Funds were first received in this option during June 2012)
Value at beginning of period	$20.19	$16.03	$18.89	$16.78	$14.33	$14.72	$13.56	$10.17	$8.90
Value at end of period	$21.66	$20.19	$16.03	$18.89	$16.78	$14.33	$14.72	$13.56	$10.17
Number of accumulation units outstanding at end of period	1,428,027	1,582,361	1,794,716	1,979,667	2,192,685	2,425,382	2,544,324	2,483,331	2,383,894
VOYA INDEX PLUS SMALLCAP PORTFOLIO (CLASS I)
(Funds were first received in this option during June 2012)
Value at beginning of period	$20.68	$17.13	$19.73	$18.11	$14.36	$14.97	$14.32	$10.13	$8.88
Value at end of period	$21.60	$20.68	$17.13	$19.73	$18.11	$14.36	$14.97	$14.32	$10.13
Number of accumulation units outstanding at end of period	0	760	760	760	760	760	1,164	1,102	1,034
VOYA INTERMEDIATE BOND PORTFOLIO (CLASS I)
(Funds were first received in this option during June 2012)
Value at beginning of period	$12.84	$11.79	$11.96	$11.49	$11.12	$11.15	$10.55	$10.65	$10.14
Value at end of period	$13.72	$12.84	$11.79	$11.96	$11.49	$11.12	$11.15	$10.55	$10.65
Number of accumulation units outstanding at end of period	1,490,933	1,463,565	1,594,474	1,581,927	1,657,396	1,805,943	676,291	642,396	662,622
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS I)
(Funds were first received in this option during June 2012)
Value at beginning of period	$26.64	$20.25	$20.74	$16.13	$15.65	$14.85	$13.19	$10.16	$9.15
Value at end of period	$34.55	$26.64	$20.25	$20.74	$16.13	$15.65	$14.85	$13.19	$10.16
Number of accumulation units outstanding at end of period	55	94	94	94	94	94	3,227	2,937	2,636

CFI - 2

Condensed Financial Information (continued)

	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS I)
(Funds were first received in this option during March 2013)
Value at beginning of period	$21.45	$16.74	$18.25	$14.72	$13.85	$13.90	$13.89	$10.77
Value at end of period	$30.01	$21.45	$16.74	$18.25	$14.72	$13.85	$13.90	$12.89
Number of accumulation units outstanding at end of period	374,502	421,280	446,655	464,127	486,311	518,888	458,665	411,857
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS I)
(Funds were first received in this option during June 2012)
Value at beginning of period	$19.66	$15.78	$18.93	$16.09	$14.31	$14.58	$13.92	$10.10	$8.91
Value at end of period	$24.62	$19.66	$15.78	$18.93	$16.09	$14.31	$14.58	$13.92	$10.10
Number of accumulation units outstanding at end of period	55	55	55	55	208	208	208	504	770
VOYA SMALL COMPANY PORTFOLIO (CLASS I)
(Funds were first received in this option during June 2012)
Value at beginning of period	$20.22	$16.17	$19.38	$17.57	$14.24	$14.49	$13.72	$10.05	$8.92
Value at end of period	$22.50	$20.22	$16.17	$19.38	$17.57	$14.24	$14.49	$13.72	$10.05
Number of accumulation units outstanding at end of period	1,546,342	1,708,447	1,838,786	2,010,050	2,235,098	2,451,452	2,522,742	2,499,975	2,437,695
VOYA U.S. STOCK INDEX PORTFOLIO (CLASS I)
(Funds were first received in this option during June 2012)
Value at beginning of period	$24.74	$19.04	$20.14	$16.73	$15.12	$15.09	$13.43	$10.26	$9.13
Value at end of period	$28.96	$24.74	$19.04	$20.14	$16.73	$15.12	$15.09	$13.43	$10.26
Number of accumulation units outstanding at end of period	1,300,486	1,427,409	1,536,750	1,514,177	1,601,986	1,709,710	1,804,182	1,730,246	1,808,626
VY® BARON GROWTH PORTFOLIO (CLASS S)
(Funds were first received in this option during June 2012)
Value at beginning of period	$25.57	$18.62	$19.16	$15.08	$14.44	$15.35	$14.84	$10.78	$9.19
Value at end of period	$33.77	$25.57	$18.62	$19.16	$15.08	$14.44	$15.35	$14.84	$10.78
Number of accumulation units outstanding at end of period	419,387	476,599	516,173	554,197	593,086	705,114	736,580	720,402	595,726
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
(Funds were first received in this option during June 2012)
Value at beginning of period	$20.51	$16.59	$19.37	$17.16	$14.44	$15.01	$13.75	$10.37	$9.17
Value at end of period	$20.91	$20.51	$16.59	$19.37	$17.16	$14.44	$15.01	$13.75	$10.37
Number of accumulation units outstanding at end of period	937	936	936	937	937	936	898	815	724
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS I)
(Funds were first received in this option during June 2012)
Value at beginning of period	$21.25	$16.27	$18.91	$13.98	$14.08	$13.64	$13.45	$10.68	$8.60
Value at end of period	$26.91	$21.25	$16.27	$18.91	$13.98	$14.08	$13.64	$13.45	$10.68
Number of accumulation units outstanding at end of period	1,107,254	1,213,862	1,317,273	1,513,292	1,610,511	1,803,077	1,846,661	1,797,131	1,766,503
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
(Funds were first received in this option during June 2012)
Value at beginning of period	$21.87	$17.75	$17.82	$15.62	$14.59	$13.99	$12.58	$10.39	$9.43
Value at end of period	$25.57	$21.87	$17.75	$17.82	$15.62	$14.59	$13.99	$12.58	$10.39
Number of accumulation units outstanding at end of period	2,290,259	2,629,611	2,702,382	3,160,464	3,134,497	3,357,066	3,101,867	2,777,586	2,212,422
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS I)
(Funds were first received in this option during June 2012)
Value at beginning of period	$27.82	$21.46	$21.89	$16.54	$16.44	$14.97	$13.90	$10.07	$9.14
Value at end of period	$37.69	$27.82	$21.46	$21.89	$16.54	$16.44	$14.97	$13.90	$10.07
Number of accumulation units outstanding at end of period	492,792	488,406	510,218	502,892	482,324	554,113	554,809	464,662	440,833
WANGER SELECT
(Funds were first received in this option during June 2012)
Value at beginning of period	$20.96	$16.36	$18.84	$15.01	$13.36	$13.45	$13.16	$9.86	$8.76
Value at end of period	$26.31	$20.96	$16.36	$18.84	$15.01	$13.36	$13.45	$13.16	$9.86
Number of accumulation units outstanding at end of period	89	89	89	89	89	89	89	89	89

CFI - 3

Condensed Financial Information (continued)

Table 2
FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.00%
(Selected data for annuity units outstanding throughout each period)

	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
AMERICAN FUNDS® - THE GROWTH FUND OF AMERICA® (CLASS R-4)
Value at beginning of period	$36.20	$28.54	$29.71	$23.80	$22.17	$21.25	$19.65	$14.83	$12.43	$13.19
Value at end of period	$49.38	$36.20	$28.54	$29.71	$23.80	$22.17	$21.25	$19.65	$14.83	$12.43
Number of accumulation units outstanding at end of period	53,204	54,907	62,612	64,489	66,161	70,116	71,181	69,741	68,554	2,430,373
FIDELITY® VIP CONTRAFUNDSM PORTFOLIO (INITIAL CLASS)
Value at beginning of period	$38.08	$29.23	$31.53	$26.13	$24.44	$24.52	$22.12	$17.02	$14.77	$15.30
Value at end of period	$49.22	$38.08	$29.23	$31.53	$26.13	$24.44	$24.52	$22.12	$17.02	$14.77
Number of accumulation units outstanding at end of period	28,862	28,128	27,279	30,113	31,987	33,157	30,513	28,411	23,436	899,964
FIDELITY® VIP EQUITY-INCOME PORTFOLIO (INITIAL CLASS)
Value at beginning of period	$28.03	$22.22	$24.47	$21.89	$18.74	$19.71	$18.31	$14.43	$12.43	$12.43
Value at end of period	$29.61	$28.03	$22.22	$24.47	$21.89	$18.74	$19.71	$18.31	$14.43	$12.43
Number of accumulation units outstanding at end of period	10,921	11,937	12,840	13,628	14,312	20,910	19,727	17,130	15,855	839,703
INVESCO V.I. CORE EQUITY FUND (SERIES I)
Value at beginning of period	$19.96	$15.63	$17.43	$15.55	$14.25	$15.27	$14.26	$11.14	$9.88	$9.99
Value at end of period	$22.50	$19.96	$15.63	$17.43	$15.55	$14.25	$15.27	$14.26	$11.14	$9.88
Number of accumulation units outstanding at end of period	27,495	27,319	33,842	36,379	42,865	40,702	39,766	40,884	43,285	667,190
NEUBERGER BERMAN SUSTAINABLE EQUITY FUND (TRUST SHARES)
Value at beginning of period	$24.60	$19.78	$21.25	$18.13	$16.66	$16.92	$15.50	$11.35	$10.35	$10.78
Value at end of period	$29.04	$24.60	$19.78	$21.25	$18.13	$16.66	$16.92	$15.50	$11.35	$10.35
Number of accumulation units outstanding at end of period	846	743	600	402	782	127	1	0	22	92,627
VOYA BALANCED PORTFOLIO (CLASS I)
Value at beginning of period	$21.18	$17.96	$19.47	$17.14	$16.06	$16.53	$15.71	$13.60	$12.09	$12.37
Value at end of period	$23.24	$21.18	$17.96	$19.47	$17.14	$16.06	$16.53	$15.71	$13.60	$12.09
Number of accumulation units outstanding at end of period	24,199	24,460	27,966	27,529	31,204	37,013	38,183	44,853	40,933	1,081,229
VOYA GLOBAL BOND PORTFOLIO (CLASS I)
Value at beginning of period	$15.57	$14.58	$15.03	$13.84	$13.15	$13.88	$13.96	$14.69	$13.75	$13.39
Value at end of period	$16.84	$15.57	$14.58	$15.03	$13.84	$13.15	$13.88	$13.96	$14.69	$13.75
Number of accumulation units outstanding at end of period	14,117	13,258	12,819	12,303	17,032	18,180	17,019	16,442	20,726	757,132
VOYA GOVERNMENT MONEY MARKET PORTFOLIO (CLASS I)
Value at beginning of period	$11.57	$11.46	$11.40	$11.44	$11.54	$11.65	$11.77	$11.88	$12.00	$12.12
Value at end of period	$11.49	$11.57	$11.46	$11.40	$11.44	$11.54	$11.65	$11.77	$11.88	$12.00
Number of accumulation units outstanding at end of period	55,904	51,679	6,234	8,926	9,780	23,933	7,380	6,403	9,392	706,180
VOYA GROWTH AND INCOME PORTFOLIO (CLASS I)
Value at beginning of period	$21.41	$16.78	$17.74	$14.89	$13.70	$14.04	$12.81	$9.90	$8.64	$8.75
Value at end of period	$24.86	$21.41	$16.78	$17.74	$14.89	$13.70	$14.04	$12.81	$9.90	$8.64
Number of accumulation units outstanding at end of period	82	82	82	82	82	82	82	82	82	148
VOYA INDEX PLUS LARGECAP PORTFOLIO (CLASS I)
Value at beginning of period	$24.59	$19.10	$20.70	$16.77	$15.36	$15.39	$13.65	$10.37	$9.15	$9.25
Value at end of period	$28.21	$24.59	$19.10	$20.70	$16.77	$15.36	$15.39	$13.65	$10.37	$9.15
Number of accumulation units outstanding at end of period	0	0	0	0	0	0	0	0	0	1,286

CFI - 4

Condensed Financial Information (continued)

	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
VOYA INDEX PLUS MIDCAP PORTFOLIO (CLASS I)
Value at beginning of period	$45.01	$35.78	$42.19	$37.52	$32.07	$32.99	$30.41	$22.83	$19.59	$20.02
Value at end of period	$48.24	$45.01	$35.78	$42.19	$37.52	$32.07	$32.99	$30.41	$22.83	$19.59
Number of accumulation units outstanding at end of period	19,039	20,311	19,827	20,061	21,422	21,562	21,094	20,803	20,818	1,034,632
VOYA INTERMEDIATE BOND PORTFOLIO (CLASS I)
Value at beginning of period	$22.51	$20.70	$21.02	$20.22	$19.57	$19.65	$18.61	$18.82	$17.37	$16.32
Value at end of period	$24.03	$22.51	$20.70	$21.02	$20.22	$19.57	$19.65	$18.61	$18.82	$17.37
Number of accumulation units outstanding at end of period	29,251	29,390	27,939	26,644	30,496	31,036	13,726	10,771	12,830	346,680
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS I)
(Funds were first received in this option during January 2011)
Value at beginning of period	$31.01	$23.59	$24.19	$18.83	$18.29	$17.37	$15.44	$11.91	$10.19	$10.18
Value at end of period	$40.18	$31.01	$23.59	$24.19	$18.83	$18.29	$17.37	$15.44	$11.91	$10.19
Number of accumulation units outstanding at end of period	0	0	0	0	0	0	0	0	0	3,532
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS I)
(Funds were first received in this option during March 2013)
Value at beginning of period	$40.44	$31.58	$34.48	$27.84	$26.22	$26.34	$24.45	$20.43
Value at end of period	$56.51	$40.44	$31.58	$34.48	$27.84	$26.22	$26.34	$24.45
Number of accumulation units outstanding at end of period	8,467	7,153	10,017	10,798	11,657	12,564	12,250	12,657
VOYA SMALL COMPANY PORTFOLIO (CLASS I)
Value at beginning of period	$44.08	$35.28	$42.34	$38.43	$31.18	$31.74	$30.09	$22.07	$19.46	$20.16
Value at end of period	$49.01	$44.08	$35.28	$42.34	$38.43	$31.18	$31.74	$30.09	$22.07	$19.46
Number of accumulation units outstanding at end of period	33,833	33,916	36,613	35,557	34,914	36,112	36,229	37,997	36,045	1,121,640
VOYA U.S. STOCK INDEX PORTFOLIO (CLASS I)
Value at beginning of period	$33.12	$25.51	$27.02	$22.47	$20.32	$20.30	$18.09	$13.84	$12.07	$11.98
Value at end of period	$38.73	$33.12	$25.51	$27.02	$22.47	$20.32	$20.30	$18.09	$13.84	$12.07
Number of accumulation units outstanding at end of period	19,198	21,786	25,195	27,778	29,411	25,887	28,518	33,754	38,643	1,474,813
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$51.07	$37.24	$38.34	$30.21	$28.96	$30.80	$29.82	$21.69	$18.31	$18.09
Value at end of period	$67.37	$51.07	$37.24	$38.34	$30.21	$28.96	$30.80	$29.82	$21.69	$18.31
Number of accumulation units outstanding at end of period	5,418	5,960	8,446	8,198	8,070	7,933	8,325	8,481	5,363	253,840
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS I)
Value at beginning of period	$29.25	$22.41	$26.08	$19.30	$19.45	$18.87	$18.62	$14.80	$12.28	$13.50
Value at end of period	$37.00	$29.25	$22.41	$26.08	$19.30	$19.45	$18.87	$18.62	$14.80	$12.28
Number of accumulation units outstanding at end of period	30,697	31,116	36,716	33,808	36,111	44,218	42,235	42,786	40,524	1,371,692
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$33.13	$26.91	$27.05	$23.73	$22.19	$21.30	$19.18	$15.85	$13.99	$13.73
Value at end of period	$38.70	$33.13	$26.91	$27.05	$23.73	$22.19	$21.30	$19.18	$15.85	$13.99
Number of accumulation units outstanding at end of period	35,587	37,671	36,086	37,810	36,455	29,983	27,835	24,744	16,690	936,781
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS I)
Value at beginning of period	$39.02	$30.13	$30.76	$23.26	$23.14	$21.10	$19.61	$14.22	$12.08	$12.33
Value at end of period	$52.80	$39.02	$30.13	$30.76	$23.26	$23.14	$21.10	$19.61	$14.22	$12.08
Number of accumulation units outstanding at end of period	10,353	8,911	8,526	7,727	8,608	12,932	13,144	12,354	12,321	194,202

CFI - 5

FOR MASTER APPLICATIONS ONLY

I hereby acknowledge receipt of Variable Annuity Account I Retirement Master prospectus dated May 1, 2021.

___Please send a Variable Annuity Account I Statement of Additional Information (Form No. SAI.130822-21) dated May 1, 2021.

___Please send the most recent annual and/or quarterly report of Voya Retirement Insurance and Annuity Company.

CONTRACT HOLDER’S SIGNATURE
DATE

PRO.130822-21

VARIABLE ANNUITY ACCOUNT I OF VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2021

RETIREMENT MASTER

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Variable Annuity Account I (the “separate account”) dated May 1, 2021.

A free prospectus is available upon request from the local Voya Retirement Insurance and Annuity Company office or by writing to or calling:

Customer Service

Defined Contribution Administration

P.O. Box 990063

Hartford, CT  06199-0063

1-800-584-6001

Read the prospectus before you invest. Unless otherwise indicated, terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.

Page
General Information and History	2
Variable Annuity Account I	2
Offering and Purchase of Contracts	3
Income Phase Payments	3
Performance Reporting	4
Sales Material and Advertising	5
Experts	5
Financial Statements of the Separate Account	1
Consolidated Financial Statements of Voya Retirement Insurance and Annuity Company	C-1

GENERAL INFORMATION AND HISTORY

Voya Retirement Insurance and Annuity Company (the “Company,” “we,” “us” and “our”) issues the contracts described in the prospectus and is responsible for providing each contract’s insurance and annuity benefits. All guarantees and benefits provided under the contracts that are not related to the separate account are subject to the claims paying ability of the Company and our general account. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. From January 1, 2002 until August 31, 2014, the Company was known as ING Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”), which until April 7, 2014, was known as ING U.S., Inc. In May, 2013, the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA.”

The Company serves as the depositor for the separate account.

Other than the mortality and expense risk charge and administrative expense charge, if any, described in the prospectus, all expenses incurred in the operations of the separate account are borne by the Company.  However, the Company does receive compensation for certain administrative costs or distribution costs from the funds or affiliates of the funds used as funding options under the contract. See “Fees” in the prospectus.

The assets of the separate account are held by the Company. The separate account has no custodian. However, the funds in whose shares the assets of the separate account are invested each have custodians, as discussed in their respective prospectuses.

From this point forward, the term “contract(s)” refers only to those offered through the prospectus.

VARIABLE ANNUITY ACCOUNT I

Variable Annuity Account I (the “separate account”) was established in 1994 as a separate account of Aetna Insurance Company of America, which became ING Insurance Company of America.  In connection with the merger of ING Insurance Company of America with and into ING Life Insurance and Annuity Company, the separate account was transferred to ING Life Insurance and Annuity Company on December 31, 2005. The separate account retained its name, Variable Annuity Account I. Variable Annuity Account I is a segregated asset account used to fund our variable annuity contracts. The separate account is registered as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). It also meets the definition of “separate account” under the federal securities laws.  Purchase payments to accounts under the contract may be allocated to one or more of the subaccounts.  Each subaccount invests in the shares of only one of the funds offered under the contract.

We may make additions to, deletions from or substitutions of available investment options as permitted by law and subject to the conditions of the contract. The availability of the funds is subject to applicable regulatory authorization. Not all funds are available in all jurisdictions or under all contracts.

A complete description of each of the funds, including their investment objectives, policies, risks and fees and expenses, are contained in the prospectuses and statements of additional information for each of the funds.

OFFERING AND PURCHASE OF CONTRACTS

The Company’s subsidiary, Voya Financial Partners, LLC, serves as the principal underwriter for the contracts. Voya Financial Partners, LLC, a Delaware limited liability company, is registered as a broker-dealer with the Securities and Exchange Commission. Voya Financial Partners, LLC is also a member of the Financial Industry Regulatory Authority and the Securities Investor Protection Corporation. Voya Financial Partners, LLC’s principal office is located at One Orange Way, Windsor, CT 06095-4774. The contracts are distributed through life insurance agents licensed to sell variable annuities who are registered representatives of Voya Financial Partners, LLC or of other registered broker-dealers who have entered into sales arrangements with Voya Financial Partners, LLC. The offering of the contracts is continuous. A description of the manner in which contracts are purchased may be found in the prospectus under the sections entitled “Contract Ownership and Rights” and “Your Account Value.”

Compensation paid to the principal underwriter, Voya Financial Partners, LLC, for the years ending December 31, 2020, 2019 and 2018 amounted to $60,820.12, $60,798.09 and $76,385.49, respectively. These amounts reflect compensation paid to Voya Financial Partners, LLC attributable to regulatory and operating expenses associated with the distribution of all registered variable annuity products issued by Variable Annuity Account I of the Company.

INCOME PHASE PAYMENTS

When you begin receiving payments under the contract during the income phase (see “Income Phase” in the prospectus), the value of your account is determined using accumulation unit values as of the tenth valuation before the first payment is due. Such value (less any applicable premium tax) is applied to provide payments to you in accordance with the payment option and investment options elected.

The annuity option tables found in the contract show, for each option, the amount of the first payment for each $1,000 of value applied. When you select variable income payments, your account value purchases annuity units (“Annuity Units”) of the separate account subaccounts corresponding to the funds you select. The number of Annuity Units purchased is based on your account value and the value of each unit on the day the Annuity Units are purchased. Thereafter, the variable payments fluctuate as the annuity unit value(s) fluctuates with the investment experience of the selected investment option(s). The first payment and subsequent payments also vary depending on the assumed net investment rate selected (3.5% or 5% per annum). Selection of a 5% rate causes a higher first payment, but payments will increase thereafter only to the extent that the net investment rate increases by more than 5% on an annual basis. Payments would decline if the rate failed to increase by 5%. Use of the 3.5% assumed rate causes a lower first payment, but subsequent payments would increase more rapidly or decline more slowly as changes occur in the net investment rate.

When the income phase begins, the annuitant is credited with a fixed number of annuity units (which does not change thereafter) in each of the designated investment options. This number is calculated by dividing (a) by (b), where (a) is the amount of the first payment based on a particular investment option, and (b) is the then current annuity unit value for that investment option. As noted, annuity unit values fluctuate from one valuation to the next (see “Your Account Value” in the prospectus); such fluctuations reflect changes in the net investment factor for the appropriate subaccount(s) (with a ten day valuation lag which gives the Company time to process payments) and a mathematical adjustment which offsets the assumed net investment rate of 3.5% or 5% per annum.

The operation of all these factors can be illustrated by the following hypothetical example. These procedures will be performed separately for the investment options selected during the income phase.

EXAMPLE:

Assume that, at the date payments are to begin, there are 3,000 accumulation units credited under a particular contract or account and that the value of an accumulation unit for the tenth valuation prior to retirement was $13.650000. This produces a total value of $40,950.

Assume also that no premium tax is payable and that the annuity option table in the contract provides, for the payment option elected, a first monthly variable payment of $6.68 per $1000 of value applied; the annuitant's first monthly payment would thus be 40.950 multiplied by $6.68, or $273.55.

Assume then that the value of an annuity unit for the valuation on which the first payment was due was $13.400000.  When this value is divided into the first monthly payment, the number of annuity units is determined to be 20.414.  The value of this number of annuity units will be paid in each subsequent month.

Suppose there were 30 days between the initial and second payment valuation dates. If the net investment factor with respect to the appropriate subaccount is 1.0032737 as of the 10th valuation preceding the due date of the second monthly income phase payment, multiplying this factor by .9971779* = .9999058^30 (to take into account 30 days of the assumed net investment rate of 3.5% per annum built into the number of Annuity Units determined above) produces a result of 1.000442. This is then multiplied by the Annuity Unit value for the prior valuation ($13.400000 from above) to produce an Annuity Unit value of $13.405928 for the valuation occurring when the second income phase payment is due.

The second monthly income phase payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 20.414 times $13.405928, which produces a payment of $273.67.

*If an assumed net investment rate of 5% is elected, the appropriate factor to take into account such assumed rate would be .9959968 = .9998663^30.

PERFORMANCE REPORTING

We may advertise different types of historical performance for the subaccounts including:

•     Standardized average annual total returns; and

•     Non-standardized average annual total returns.

We may also advertise certain ratings, rankings or other information related to the Company, the subaccounts or the funds.

Standardized Average Annual Total Returns. We calculate standardized average annual total returns according to a formula prescribed by the SEC. This shows the percentage return applicable to $1,000 invested in the subaccount over the most recent month-end, one, five and 10-year periods. If the investment option was not available for the full period, we give a history from the date money was first received in that option under the separate account or from the date the fund was first available under the separate account. As an alternative to providing the most recent month-end performance, we may provide a phone number, website or both where these returns may be obtained.

We include all recurring charges during each period (e.g., mortality and expense risk charges and administrative expense charges (if any)).

Non-Standardized Average Annual Total Returns. We calculate non-standardized average annual total returns in a similar manner as that stated above, except non-standardized returns may also include monthly, quarterly, year-to-date and three-year periods, and may include returns calculated from the fund’s inception date and/or the date the fund was added to the separate account.

FINANCIAL STATEMENTS
Variable Annuity Account I of
Voya Retirement Insurance and Annuity Company
Year Ended December 31, 2020
with Report of Independent Registered Public Accounting Firm

This page intentionally left blank.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Financial Statements
Year Ended December 31, 2020

This page intentionally left blank.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Voya Retirement Insurance and Annuity Company and Contract Owners of Variable Annuity Account I of Voya Retirement Insurance and Annuity Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Variable Annuity Account I of Voya Retirement Insurance and Annuity Company (the Separate Account), as of December 31, 2020, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

[Ernst & Young LLP signature or /s/ Ernst & Young LLP]

We have served as the Separate Accounts Auditor since 2001.
April 16, 2021

Appendix
Subaccounts comprising Variable Annuity Account I of Voya Retirement Insurance and Annuity Company

Subaccounts	Statements of Operations	Statements of Changes in Net Assets
Artisan International Fund – Investor Shares	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Calvert VP SRI Balanced Portfolio
EuroPacific Growth Fund® – Class R-4
Federated Hermes Fund for U.S. Government Securities II – Primary Shares
Federated Hermes Government Money Fund II – Service Shares
Federated Hermes High Income Bond Fund II – Primary Shares
Federated Hermes Kaufmann Fund II – Primary Shares
Federated Hermes Managed Volatility Fund II – Primary Shares
Fidelity® VIP Contrafund® Portfolio – Initial Class
Fidelity® VIP Equity-Income Portfolio – Initial Class
Fidelity® VIP High Income Portfolio – Initial Class
Fidelity® VIP Index 500 Portfolio – Initial Class
Fidelity® VIP Investment Grade Bond Portfolio – Initial Class
Growth Fund of America® – Class R-4
Invesco Oppenheimer V.I. Main Street Fund – Series I
Invesco V.I. Core Equity Fund – Series I
Neuberger Berman Sustainable Equity Fund – Trust Class Shares
PIMCO VIT Real Return Portfolio – Administrative Class
Pioneer Equity Income VCT Portfolio – Class I
Pioneer Mid Cap Value VCT Portfolio – Class I
Voya Balanced Income Portfolio – Service Class
Voya Balanced Portfolio – Class I
Voya Global Bond Portfolio – Initial Class
Voya Global High Dividend Low Volatility Portfolio – Class S
Voya Global Perspectives® Portfolio – Class A
Voya Government Money Market Portfolio – Class I
Voya Growth and Income Portfolio – Class I
Voya Index Plus LargeCap Portfolio – Class I
Voya Index Plus MidCap Portfolio – Class I
Voya Intermediate Bond Portfolio – Class I
Voya International High Dividend Low Volatility Portfolio – Initial Class

Appendix
Subaccounts comprising Variable Annuity Account I of Voya Retirement Insurance and Annuity Company (continued)

Subaccounts	Statements of Operations	Statements of Changes in Net Assets
Voya International Index Portfolio – Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Voya Large Cap Growth Portfolio – Institutional Class
Voya Large Cap Value Portfolio – Service Class
Voya MidCap Opportunities Portfolio – Class I
Voya MidCap Opportunities Portfolio – Class S
Voya Retirement Conservative Portfolio – Adviser Class
Voya Retirement Growth Portfolio – Adviser Class
Voya Retirement Moderate Growth Portfolio – Adviser Class
Voya Retirement Moderate Portfolio – Adviser Class
Voya Russell™ Large Cap Growth Index Portfolio – Class I
Voya Russell™ Large Cap Index Portfolio – Class I
Voya Russell™ Large Cap Value Index Portfolio – Class I
Voya Russell™ Large Cap Value Index Portfolio – Class S
Voya Small Company Portfolio – Class I
Voya SmallCap Opportunities Portfolio – Class I
Voya SmallCap Opportunities Portfolio – Class S
Voya Solution Moderately Aggressive Portfolio – Service Class
Voya Strategic Allocation Conservative Portfolio – Class I
Voya Strategic Allocation Growth Portfolio – Class I
Voya Strategic Allocation Moderate Portfolio – Class I
Voya U.S. Stock Index Portfolio – Institutional Class
VY® Baron Growth Portfolio – Service Class
VY® BlackRock Inflation Protected Bond Portfolio – Service Class
VY® Invesco Equity and Income Portfolio – Initial Class
VY® Invesco Growth and Income Portfolio – Service Class
VY® Invesco Oppenheimer Global Portfolio – Initial Class
VY® JPMorgan Emerging Markets Equity Portfolio – Institutional Class
VY® T. Rowe Price Capital Appreciation Portfolio – Service Class
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio – Initial Class
VY® T. Rowe Price Growth Equity Portfolio – Initial Class
VY® T. Rowe Price International Stock Portfolio – Service Class
Wanger Select

Appendix
Subaccounts comprising Variable Annuity Account I of Voya Retirement Insurance and Annuity Company (continued)

Subaccounts	Statements of Operations	Statements of Changes in Net Assets
Voya High Yield Portfolio – Institutional Class	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from July 12, 2019 (commencement of operations) through December 31, 2019
Voya Russell™ Mid Cap Growth Index Portfolio – Class S	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from December 13, 2019 (commencement of operations) through December 31, 2019
Voya Russell™ Small Cap Index Portfolio – Class I

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

a

	Invesco Oppenheimer V.I. Main Street Fund - Series I	Invesco V.I. Core Equity Fund - Series I	Artisan International Fund - Investor Shares	Calvert VP SRI Balanced Portfolio	EuroPacific Growth Fund® - Class R-4
Assets
Investments in mutual funds
at fair value	$79	$7,214	$42	$87	$32,115
Total assets	79	7,214	42	87	32,115
Net assets	$79	$7,214	$42	$87	$32,115

Net assets
Accumulation units	$—	$7,214	$42	$87	$32,115
Contracts in payout (annuitization)	79	—	—	—	—
Total net assets	$79	$7,214	$42	$87	$32,115

Total number of mutual fund shares (whole number)	2,626	237,063	1,219	34,664	473,397

Cost of mutual fund shares	$67	$7,702	$37	$73	$21,434

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Federated Hermes Fund for U.S. Government Securities II - Primary Shares	Federated Hermes Government Money Fund II - Service Shares	Federated Hermes High Income Bond Fund II - Primary Shares	Federated Hermes Kaufmann Fund II - Primary Shares	Federated Hermes Managed Volatility Fund II - Primary Shares
Assets
Investments in mutual funds
at fair value	$212	$310	$313	$1,730	$3,242
Total assets	212	310	313	1,730	3,242
Net assets	$212	$310	$313	$1,730	$3,242

Net assets
Accumulation units	$139	$309	$306	$1,730	$3,228
Contracts in payout (annuitization)	73	1	7	—	14
Total net assets	$212	$310	$313	$1,730	$3,242

Total number of mutual fund shares (whole number)	19,038	309,609	48,883	67,941	292,294

Cost of mutual fund shares	$200	$310	$313	$1,178	$3,012

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP High Income Portfolio - Initial Class
Assets
Investments in mutual funds
at fair value	$39,339	$6,515	$75	$15,180	$3
Total assets	39,339	6,515	75	15,180	3
Net assets	$39,339	$6,515	$75	$15,180	$3

Net assets
Accumulation units	$39,339	$6,515	$75	$15,180	$—
Contracts in payout (annuitization)	—	—	—	—	3
Total net assets	$39,339	$6,515	$75	$15,180	$3

Total number of mutual fund shares (whole number)	816,667	17,534	5,348	635,150	515

Cost of mutual fund shares	$27,376	$3,468	$67	$13,854	$3

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Growth Fund of America® - Class R-4	Neuberger Berman Sustainable Equity Fund - Trust Class Shares	PIMCO VIT Real Return Portfolio - Administrative Class	Pioneer Equity Income VCT Portfolio - Class I	Pioneer Mid Cap Value VCT Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$71,207	$2,340	$1	$4	$1
Total assets	71,207	2,340	1	4	1
Net assets	$71,207	$2,340	$1	$4	$1

Net assets
Accumulation units	$71,207	$2,340	$1	$4	$1
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$71,207	$2,340	$1	$4	$1

Total number of mutual fund shares (whole number)	1,065,329	55,212	45	273	30

Cost of mutual fund shares	$45,065	$2,006	$1	$6	$1

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Voya Balanced Portfolio - Class I	Voya Intermediate Bond Portfolio - Class I	Voya Balanced Income Portfolio - Service Class	Voya Global Perspectives® Portfolio - Class A	Voya High Yield Portfolio - Institutional Class
Assets
Investments in mutual funds
at fair value	$13,510	$23,732	$88	$36	$1,537
Total assets	13,510	23,732	88	36	1,537
Net assets	$13,510	$23,732	$88	$36	$1,537

Net assets
Accumulation units	$13,479	$23,727	$88	$36	$1,537
Contracts in payout (annuitization)	31	5	—	—	—
Total net assets	$13,510	$23,732	$88	$36	$1,537

Total number of mutual fund shares (whole number)	822,264	1,780,348	8,600	2,972	154,200

Cost of mutual fund shares	$11,152	$23,055	$96	$31	$1,499

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Service Class	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class	Voya Retirement Moderate Growth Portfolio - Adviser Class
Assets
Investments in mutual funds
at fair value	$15,058	$66	$707	$46	$3
Total assets	15,058	66	707	46	3
Net assets	$15,058	$66	$707	$46	$3

Net assets
Accumulation units	$15,032	$66	$707	$46	$3
Contracts in payout (annuitization)	26	—	—	—	—
Total net assets	$15,058	$66	$707	$46	$3

Total number of mutual fund shares (whole number)	657,548	5,878	71,804	3,300	210

Cost of mutual fund shares	$12,307	$55	$654	$43	$3

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

a

	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Institutional Class	VY® BlackRock Inflation Protected Bond Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class
Assets
Investments in mutual funds
at fair value	$92	$38,406	$513	$20	$367
Total assets	92	38,406	513	20	367
Net assets	$92	$38,406	$513	$20	$367

Net assets
Accumulation units	$92	$38,406	$513	$20	$367
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$92	$38,406	$513	$20	$367

Total number of mutual fund shares (whole number)	7,490	2,027,752	48,405	927	13,308

Cost of mutual fund shares	$90	$30,194	$459	$21	$265

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	VY® T. Rowe Price International Stock Portfolio - Service Class	Voya Government Money Market Portfolio - Class I	Voya Global Bond Portfolio - Initial Class	Voya International High Dividend Low Volatility Portfolio - Initial Class
Assets
Investments in mutual funds
at fair value	$60,995	$77	$12,048	$10,337	$239
Total assets	60,995	77	12,048	10,337	239
Net assets	$60,995	$77	$12,048	$10,337	$239

Net assets
Accumulation units	$60,995	$77	$12,047	$10,335	$220
Contracts in payout (annuitization)	—	—	1	2	19
Total net assets	$60,995	$77	$12,048	$10,337	$239

Total number of mutual fund shares (whole number)	1,927,795	4,338	12,047,747	899,668	25,067

Cost of mutual fund shares	$52,659	$54	$12,048	$9,684	$282

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Voya Solution Moderately Aggressive Portfolio - Service Class	VY® Baron Growth Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Initial Class	VY® Invesco Oppenheimer Global Portfolio - Initial Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
Assets
Investments in mutual funds
at fair value	$3	$14,528	$3,867	$39,895	$2,550
Total assets	3	14,528	3,867	39,895	2,550
Net assets	$3	$14,528	$3,867	$39,895	$2,550

Net assets
Accumulation units	$3	$14,528	$3,867	$39,858	$2,550
Contracts in payout (annuitization)	—	—	—	37	—
Total net assets	$3	$14,528	$3,867	$39,895	$2,550

Total number of mutual fund shares (whole number)	262	503,560	85,001	1,682,621	167,768

Cost of mutual fund shares	$3	$13,006	$3,820	$29,918	$1,865

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	VY® T. Rowe Price Growth Equity Portfolio - Initial Class	Voya Strategic Allocation Conservative Portfolio - Class I	Voya Strategic Allocation Growth Portfolio - Class I	Voya Strategic Allocation Moderate Portfolio - Class I	Voya Growth and Income Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$19,444	$715	$1,253	$877	$3,988
Total assets	19,444	715	1,253	877	3,988
Net assets	$19,444	$715	$1,253	$877	$3,988

Net assets
Accumulation units	$19,120	$711	$1,253	$877	$3,851
Contracts in payout (annuitization)	324	4	—	—	137
Total net assets	$19,444	$715	$1,253	$877	$3,988

Total number of mutual fund shares (whole number)	181,283	53,173	79,306	57,643	133,367

Cost of mutual fund shares	$15,753	$639	$877	$754	$3,838

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Index Plus LargeCap Portfolio - Class I	Voya Index Plus MidCap Portfolio - Class I	Voya International Index Portfolio - Class I	Voya Russell™ Large Cap Growth Index Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$24	$747	$31,850	$738	$10,094
Total assets	24	747	31,850	738	10,094
Net assets	$24	$747	$31,850	$738	$10,094

Net assets
Accumulation units	$24	$683	$31,850	$731	$10,094
Contracts in payout (annuitization)	—	64	—	7	—
Total net assets	$24	$747	$31,850	$738	$10,094

Total number of mutual fund shares (whole number)	2,321	25,384	1,534,916	66,576	179,451

Cost of mutual fund shares	$24	$558	$31,711	$620	$6,414

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

	Voya Russell™ Large Cap Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S	Voya Russell™ Small Cap Index Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$943	$4,193	$459	$141	$227
Total assets	943	4,193	459	141	227
Net assets	$943	$4,193	$459	$141	$227

Net assets
Accumulation units	$943	$4,193	$459	$141	$227
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$943	$4,193	$459	$141	$227

Total number of mutual fund shares (whole number)	33,006	178,429	19,731	3,156	14,559

Cost of mutual fund shares	$634	$3,541	$346	$111	$199

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

a

	Voya Small Company Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class S	Voya SmallCap Opportunities Portfolio - Class I	Voya SmallCap Opportunities Portfolio - Class S
Assets
Investments in mutual funds
at fair value	$37,716	$12,654	$105	$1	$139
Total assets	37,716	12,654	105	1	139
Net assets	$37,716	$12,654	$105	$1	$139

Net assets
Accumulation units	$37,626	$12,654	$105	$1	$139
Contracts in payout (annuitization)	90	—	—	—	—
Total net assets	$37,716	$12,654	$105	$1	$139

Total number of mutual fund shares (whole number)	2,028,830	682,506	6,148	48	5,362

Cost of mutual fund shares	$38,916	$9,152	$84	$1	$130

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2020
(Dollars in thousands)

Wanger Select
Assets
Investments in mutual funds
at fair value	$2
Total assets	2
Net assets	$2

Net assets
Accumulation units	$2
Contracts in payout (annuitization)	—
Total net assets	$2

Total number of mutual fund shares (whole number)	115

Cost of mutual fund shares	$2

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

a

	Invesco Oppenheimer V.I. Main Street Fund - Series I	Invesco V.I. Core Equity Fund - Series I	Artisan International Fund - Investor Shares	Calvert VP SRI Balanced Portfolio	EuroPacific Growth Fund® - Class R-4
Net investment income (loss)
Investment income:
Dividends	$1	$90	$—	$1	$55
Expenses:
Mortality and expense risk charges	1	61	—	1	241
Total expenses	1	61	—	1	241
Net investment income (loss)	—	29	—	—	(186)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	1	142	—	22	993
Capital gains distributions	7	1,554	1	2	—
Total realized gain (loss) on investments
and capital gains distributions	8	1,696	1	24	993
Net unrealized appreciation
(depreciation) of investments	1	(877)	2	(9)	5,215
Net realized and unrealized gain (loss)
on investments	9	819	3	15	6,208
Net increase (decrease) in net assets
resulting from operations	$9	$848	$3	$15	$6,022

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Federated Hermes Fund for U.S. Government Securities II - Primary Shares	Federated Hermes Government Money Fund II - Service Shares	Federated Hermes High Income Bond Fund II - Primary Shares	Federated Hermes Kaufmann Fund II - Primary Shares	Federated Hermes Managed Volatility Fund II - Primary Shares
Net investment income (loss)
Investment income:
Dividends	$5	$1	$18	$—	$85
Expenses:
Mortality and expense risk charges	3	7	4	22	45
Total expenses	3	7	4	22	45
Net investment income (loss)	2	(6)	14	(22)	40

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	1	—	(3)	45	7
Capital gains distributions	—	—	—	147	—
Total realized gain (loss) on investments
and capital gains distributions	1	—	(3)	192	7
Net unrealized appreciation
(depreciation) of investments	5	—	1	211	(86)
Net realized and unrealized gain (loss)
on investments	6	—	(2)	403	(79)
Net increase (decrease) in net assets
resulting from operations	$8	$(6)	$12	$381	$(39)

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP High Income Portfolio - Initial Class
Net investment income (loss)
Investment income:
Dividends	$86	$102	$2	$247	$—
Expenses:
Mortality and expense risk charges	316	81	1	123	—
Total expenses	316	81	1	123	—
Net investment income (loss)	(230)	21	1	124	—

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	1,317	367	1	(95)	—
Capital gains distributions	179	19	—	633	—
Total realized gain (loss) on investments
and capital gains distributions	1,496	386	1	538	—
Net unrealized appreciation
(depreciation) of investments	7,940	524	4	81	—
Net realized and unrealized gain (loss)
on investments	9,436	910	5	619	—
Net increase (decrease) in net assets
resulting from operations	$9,206	$931	$6	$743	$—

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Growth Fund of America® - Class R-4	Neuberger Berman Sustainable Equity Fund - Trust Class Shares	PIMCO VIT Real Return Portfolio - Administrative Class	Pioneer Equity Income VCT Portfolio - Class I	Pioneer Mid Cap Value VCT Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$149	$10	$—	$—	$—
Expenses:
Mortality and expense risk charges	531	20	—	—	—
Total expenses	531	20	—	—	—
Net investment income (loss)	(382)	(10)	—	—	—

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	2,636	21	—	—	—
Capital gains distributions	2,790	132	—	—	—
Total realized gain (loss) on investments
and capital gains distributions	5,426	153	—	—	—
Net unrealized appreciation
(depreciation) of investments	14,384	247	—	—	—
Net realized and unrealized gain (loss)
on investments	19,810	400	—	—	—
Net increase (decrease) in net assets
resulting from operations	$19,428	$390	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Voya Balanced Portfolio - Class I	Voya Intermediate Bond Portfolio - Class I	Voya Balanced Income Portfolio - Service Class	Voya Global Perspectives® Portfolio - Class A	Voya High Yield Portfolio - Institutional Class
Net investment income (loss)
Investment income:
Dividends	$302	$797	$3	$1	$88
Expenses:
Mortality and expense risk charges	121	220	1	—	22
Total expenses	121	220	1	—	22
Net investment income (loss)	181	577	2	1	66

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	310	92	—	—	(4)
Capital gains distributions	355	506	6	1	—
Total realized gain (loss) on investments
and capital gains distributions	665	598	6	1	(4)
Net unrealized appreciation
(depreciation) of investments	336	300	(6)	3	15
Net realized and unrealized gain (loss)
on investments	1,001	898	—	4	11
Net increase (decrease) in net assets
resulting from operations	$1,182	$1,475	$2	$5	$77

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Service Class	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class	Voya Retirement Moderate Growth Portfolio - Adviser Class
Net investment income (loss)
Investment income:
Dividends	$64	$1	$12	$1	$—
Expenses:
Mortality and expense risk charges	183	1	9	1	—
Total expenses	183	1	9	1	—
Net investment income (loss)	(119)	—	3	—	—

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	198	(12)	1	—	—
Capital gains distributions	1,482	11	16	2	—
Total realized gain (loss) on investments
and capital gains distributions	1,680	(1)	17	2	—
Net unrealized appreciation
(depreciation) of investments	1,896	10	36	3	—
Net realized and unrealized gain (loss)
on investments	3,576	9	53	5	—
Net increase (decrease) in net assets
resulting from operations	$3,457	$9	$56	$5	$—

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

a

	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Institutional Class	VY® BlackRock Inflation Protected Bond Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class
Net investment income (loss)
Investment income:
Dividends	$2	$663	$8	$—	$2
Expenses:
Mortality and expense risk charges	1	314	7	—	4
Total expenses	1	314	7	—	4
Net investment income (loss)	1	349	1	—	(2)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	—	1,076	1	—	5
Capital gains distributions	3	1,341	—	1	19
Total realized gain (loss) on investments
and capital gains distributions	3	2,417	1	1	24
Net unrealized appreciation
(depreciation) of investments	5	2,959	45	(1)	60
Net realized and unrealized gain (loss)
on investments	8	5,376	46	—	84
Net increase (decrease) in net assets
resulting from operations	$9	$5,725	$47	$—	$82

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	VY® T. Rowe Price International Stock Portfolio - Service Class	Voya Government Money Market Portfolio - Class I	Voya Global Bond Portfolio - Initial Class	Voya International High Dividend Low Volatility Portfolio - Initial Class
Net investment income (loss)
Investment income:
Dividends	$720	$2	$24	$292	$8
Expenses:
Mortality and expense risk charges	515	1	116	94	3
Total expenses	515	1	116	94	3
Net investment income (loss)	205	1	(92)	198	5

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(81)	2	—	(97)	(6)
Capital gains distributions	4,252	2	4	—	27
Total realized gain (loss) on investments
and capital gains distributions	4,171	4	4	(97)	21
Net unrealized appreciation
(depreciation) of investments	4,219	4	—	663	(33)
Net realized and unrealized gain (loss)
on investments	8,390	8	4	566	(12)
Net increase (decrease) in net assets
resulting from operations	$8,595	$9	$(88)	$764	$(7)

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Voya Solution Moderately Aggressive Portfolio - Service Class	VY® Baron Growth Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Initial Class	VY® Invesco Oppenheimer Global Portfolio - Initial Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
Net investment income (loss)
Investment income:
Dividends	$—	$—	$67	$384	$2
Expenses:
Mortality and expense risk charges	—	108	49	338	31
Total expenses	—	108	49	338	31
Net investment income (loss)	—	(108)	18	46	(29)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	—	(865)	(63)	962	35
Capital gains distributions	—	—	153	1,186	176
Total realized gain (loss) on investments
and capital gains distributions	—	(865)	90	2,148	211
Net unrealized appreciation
(depreciation) of investments	—	4,394	179	6,137	414
Net realized and unrealized gain (loss)
on investments	—	3,529	269	8,285	625
Net increase (decrease) in net assets
resulting from operations	$—	$3,421	$287	$8,331	$596

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	VY® T. Rowe Price Growth Equity Portfolio - Initial Class	Voya Strategic Allocation Conservative Portfolio - Class I	Voya Strategic Allocation Growth Portfolio - Class I	Voya Strategic Allocation Moderate Portfolio - Class I	Voya Growth and Income Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$—	$17	$22	$18	$50
Expenses:
Mortality and expense risk charges	142	9	15	11	49
Total expenses	142	9	15	11	49
Net investment income (loss)	(142)	8	7	7	1

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	206	1	10	46	11
Capital gains distributions	596	23	89	37	351
Total realized gain (loss) on investments
and capital gains distributions	802	24	99	83	362
Net unrealized appreciation
(depreciation) of investments	4,288	51	35	(2)	158
Net realized and unrealized gain (loss)
on investments	5,090	75	134	81	520
Net increase (decrease) in net assets
resulting from operations	$4,948	$83	$141	$88	$521

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Index Plus LargeCap Portfolio - Class I	Voya Index Plus MidCap Portfolio - Class I	Voya Index Plus SmallCap Portfolio - Class I	Voya International Index Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$1	$10	$405	$—	$18
Expenses:
Mortality and expense risk charges	—	9	250	—	9
Total expenses	—	9	250	—	9
Net investment income (loss)	1	1	155	—	9

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	1	20	(171)	(1)	2
Capital gains distributions	—	59	—	—	—
Total realized gain (loss) on investments
and capital gains distributions	1	79	(171)	(1)	2
Net unrealized appreciation
(depreciation) of investments	(2)	12	1,777	(3)	26
Net realized and unrealized gain (loss)
on investments	(1)	91	1,606	(4)	28
Net increase (decrease) in net assets
resulting from operations	$—	$92	$1,761	$(4)	$37

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Voya Russell™ Large Cap Growth Index Portfolio - Class I	Voya Russell™ Large Cap Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Net investment income (loss)
Investment income:
Dividends	$52	$13	$47	$5	$—
Expenses:
Mortality and expense risk charges	122	12	57	6	2
Total expenses	122	12	57	6	2
Net investment income (loss)	(70)	1	(10)	(1)	(2)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	869	81	75	32	3
Capital gains distributions	378	32	126	14	7
Total realized gain (loss) on investments
and capital gains distributions	1,247	113	201	46	10
Net unrealized appreciation
(depreciation) of investments	1,633	51	(273)	(53)	29
Net realized and unrealized gain (loss)
on investments	2,880	164	(72)	(7)	39
Net increase (decrease) in net assets
resulting from operations	$2,810	$165	$(82)	$(8)	$37

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Voya Russell™ Small Cap Index Portfolio - Class I	Voya Small Company Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class S	Voya SmallCap Opportunities Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$2	$188	$13	$—	$—
Expenses:
Mortality and expense risk charges	2	288	97	1	—
Total expenses	2	288	97	1	—
Net investment income (loss)	—	(100)	(84)	(1)	—

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	—	(1,314)	(14)	—	—
Capital gains distributions	11	562	544	5	—
Total realized gain (loss) on investments
and capital gains distributions	11	(752)	530	5	—
Net unrealized appreciation
(depreciation) of investments	24	4,180	3,202	26	—
Net realized and unrealized gain (loss)
on investments	35	3,428	3,732	31	—
Net increase (decrease) in net assets
resulting from operations	$35	$3,328	$3,648	$30	$—
The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2020
(Dollars in thousands)

	Voya SmallCap Opportunities Portfolio - Class S	Wanger Select
Net investment income (loss)
Investment income:
Dividends	$—	$—
Expenses:
Mortality and expense risk charges	2	—
Total expenses	2	—
Net investment income (loss)	(2)	—

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(1)	—
Capital gains distributions	1	—
Total realized gain (loss) on investments
and capital gains distributions	—	—
Net unrealized appreciation
(depreciation) of investments	30	—
Net realized and unrealized gain (loss)
on investments	30	—
Net increase (decrease) in net assets
resulting from operations	$28	$—

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Invesco Oppenheimer V.I. Main Street Fund - Series I	Invesco V.I. Core Equity Fund - Series I	Artisan International Fund - Investor Shares	Calvert VP SRI Balanced Portfolio
Net assets at January 1, 2019	$59	$5,906	$31	$68

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	3	—	1
Total realized gain (loss) on investments
and capital gains distributions	12	932	2	9
Net unrealized appreciation (depreciation)
of investments	6	664	7	29
Net increase (decrease) in net assets resulting from operations	18	1,599	9	39
Changes from principal transactions:
Total unit transactions	(4)	(437)	—	141
Increase (decrease) in net assets derived from
principal transactions	(4)	(437)	—	141
Total increase (decrease) in net assets	14	1,162	9	180
Net assets at December 31, 2019	73	7,068	40	248

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	29	—	—
Total realized gain (loss) on investments
and capital gains distributions	8	1,696	1	24
Net unrealized appreciation (depreciation)
of investments	1	(877)	2	(9)
Net increase (decrease) in net assets resulting from operations	9	848	3	15
Changes from principal transactions:
Total unit transactions	(3)	(702)	(1)	(176)
Increase (decrease) in net assets derived from
principal transactions	(3)	(702)	(1)	(176)
Total increase (decrease) in net assets	6	146	2	(161)
Net assets at December 31, 2020	$79	$7,214	$42	$87

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	EuroPacific Growth Fund® - Class R-4	Federated Hermes Fund for U.S. Government Securities II - Primary Shares	Federated Hermes Government Money Fund II - Service Shares	Federated Hermes High Income Bond Fund II - Primary Shares
Net assets at January 1, 2019	$24,811	$142	$664	$326

Increase (decrease) in net assets
Operations:
Net investment income (loss)	54	1	1	16
Total realized gain (loss) on investments
and capital gains distributions	1,024	(8)	—	(7)
Net unrealized appreciation (depreciation)
of investments	5,076	15	—	30
Net increase (decrease) in net assets resulting from operations	6,154	8	1	39
Changes from principal transactions:
Total unit transactions	(2,459)	63	(52)	(49)
Increase (decrease) in net assets derived from
principal transactions	(2,459)	63	(52)	(49)
Total increase (decrease) in net assets	3,695	71	(51)	(10)
Net assets at December 31, 2019	28,506	213	613	316

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(186)	2	(6)	14
Total realized gain (loss) on investments
and capital gains distributions	993	1	—	(3)
Net unrealized appreciation (depreciation)
of investments	5,215	5	—	1
Net increase (decrease) in net assets resulting from operations	6,022	8	(6)	12
Changes from principal transactions:
Total unit transactions	(2,413)	(9)	(297)	(15)
Increase (decrease) in net assets derived from
principal transactions	(2,413)	(9)	(297)	(15)
Total increase (decrease) in net assets	3,609	(1)	(303)	(3)
Net assets at December 31, 2020	$32,115	$212	$310	$313

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Federated Hermes Kaufmann Fund II - Primary Shares	Federated Hermes Managed Volatility Fund II - Primary Shares	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Initial Class
Net assets at January 1, 2019	$1,356	$3,418	$27,523	$5,122

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(22)	25	(139)	32
Total realized gain (loss) on investments
and capital gains distributions	199	56	4,298	561
Net unrealized appreciation (depreciation)
of investments	231	527	3,925	836
Net increase (decrease) in net assets resulting from operations	408	608	8,084	1,429
Changes from principal transactions:
Total unit transactions	(207)	(362)	(2,658)	(522)
Increase (decrease) in net assets derived from
principal transactions	(207)	(362)	(2,658)	(522)
Total increase (decrease) in net assets	201	246	5,426	907
Net assets at December 31, 2019	1,557	3,664	32,949	6,029

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(22)	40	(230)	21
Total realized gain (loss) on investments
and capital gains distributions	192	7	1,496	386
Net unrealized appreciation (depreciation)
of investments	211	(86)	7,940	524
Net increase (decrease) in net assets resulting from operations	381	(39)	9,206	931
Changes from principal transactions:
Total unit transactions	(208)	(383)	(2,816)	(445)
Increase (decrease) in net assets derived from
principal transactions	(208)	(383)	(2,816)	(445)
Total increase (decrease) in net assets	173	(422)	6,390	486
Net assets at December 31, 2020	$1,730	$3,242	$39,339	$6,515

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP High Income Portfolio - Initial Class	Growth Fund of America® - Class R-4
Net assets at January 1, 2019	$81	$12,799	$3	$47,950

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	157	—	(118)
Total realized gain (loss) on investments
and capital gains distributions	—	841	—	5,899
Net unrealized appreciation (depreciation)
of investments	4	2,295	—	6,664
Net increase (decrease) in net assets resulting from operations	5	3,293	—	12,445
Changes from principal transactions:
Total unit transactions	(13)	(836)	—	(4,837)
Increase (decrease) in net assets derived from
principal transactions	(13)	(836)	—	(4,837)
Total increase (decrease) in net assets	(8)	2,457	—	7,608
Net assets at December 31, 2019	73	15,256	3	55,558

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	124	—	(382)
Total realized gain (loss) on investments
and capital gains distributions	1	538	—	5,426
Net unrealized appreciation (depreciation)
of investments	4	81	—	14,384
Net increase (decrease) in net assets resulting from operations	6	743	—	19,428
Changes from principal transactions:
Total unit transactions	(4)	(819)	—	(3,779)
Increase (decrease) in net assets derived from
principal transactions	(4)	(819)	—	(3,779)
Total increase (decrease) in net assets	2	(76)	—	15,649
Net assets at December 31, 2020	$75	$15,180	$3	$71,207

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Neuberger Berman Sustainable Equity Fund - Trust Class Shares	PIMCO VIT Real Return Portfolio - Administrative Class	Pioneer Equity Income VCT Portfolio - Class I	Pioneer Mid Cap Value VCT Portfolio - Class I
Net assets at January 1, 2019	$1,924	$1	$3	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(8)	—	—	—
Total realized gain (loss) on investments
and capital gains distributions	157	—	2	—
Net unrealized appreciation (depreciation)
of investments	310	—	(1)	—
Net increase (decrease) in net assets resulting from operations	459	—	1	—
Changes from principal transactions:
Total unit transactions	(48)	—	—	1
Increase (decrease) in net assets derived from
principal transactions	(48)	—	—	1
Total increase (decrease) in net assets	411	—	1	1
Net assets at December 31, 2019	2,335	1	4	1

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(10)	—	—	—
Total realized gain (loss) on investments
and capital gains distributions	153	—	—	—
Net unrealized appreciation (depreciation)
of investments	247	—	—	—
Net increase (decrease) in net assets resulting from operations	390	—	—	—
Changes from principal transactions:
Total unit transactions	(385)	—	—	—
Increase (decrease) in net assets derived from
principal transactions	(385)	—	—	—
Total increase (decrease) in net assets	5	—	—	—
Net assets at December 31, 2020	$2,340	$1	$4	$1

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya Balanced Portfolio - Class I	Voya Intermediate Bond Portfolio - Class I	Voya Balanced Income Portfolio - Service Class	Voya Global Perspectives® Portfolio - Class A
Net assets at January 1, 2019	$12,169	$21,609	$120	$27

Increase (decrease) in net assets
Operations:
Net investment income (loss)	185	529	3	1
Total realized gain (loss) on investments
and capital gains distributions	870	(15)	5	1
Net unrealized appreciation (depreciation)
of investments	1,066	1,315	9	3
Net increase (decrease) in net assets resulting from operations	2,121	1,829	17	5
Changes from principal transactions:
Total unit transactions	(992)	(1,516)	(47)	—
Increase (decrease) in net assets derived from
principal transactions	(992)	(1,516)	(47)	—
Total increase (decrease) in net assets	1,129	313	(30)	5
Net assets at December 31, 2019	13,298	21,922	90	32

Increase (decrease) in net assets
Operations:
Net investment income (loss)	181	577	2	1
Total realized gain (loss) on investments
and capital gains distributions	665	598	6	1
Net unrealized appreciation (depreciation)
of investments	336	300	(6)	3
Net increase (decrease) in net assets resulting from operations	1,182	1,475	2	5
Changes from principal transactions:
Total unit transactions	(970)	335	(4)	(1)
Increase (decrease) in net assets derived from
principal transactions	(970)	335	(4)	(1)
Total increase (decrease) in net assets	212	1,810	(2)	4
Net assets at December 31, 2020	$13,510	$23,732	$88	$36

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

a

	Voya High Yield Portfolio - Institutional Class	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Service Class	Voya Retirement Conservative Portfolio - Adviser Class
Net assets at January 1, 2019	$—	$11,820	$113	$140

Increase (decrease) in net assets
Operations:
Net investment income (loss)	27	(95)	(1)	3
Total realized gain (loss) on investments
and capital gains distributions	—	2,318	8	12
Net unrealized appreciation (depreciation)
of investments	24	1,184	18	23
Net increase (decrease) in net assets resulting from operations	51	3,407	25	38
Changes from principal transactions:
Total unit transactions	1,781	(2,356)	(107)	316
Increase (decrease) in net assets derived from
principal transactions	1,781	(2,356)	(107)	316
Total increase (decrease) in net assets	1,832	1,051	(82)	354
Net assets at December 31, 2019	1,832	12,871	31	494

Increase (decrease) in net assets
Operations:
Net investment income (loss)	66	(119)	—	3
Total realized gain (loss) on investments
and capital gains distributions	(4)	1,680	(1)	17
Net unrealized appreciation (depreciation)
of investments	15	1,896	10	36
Net increase (decrease) in net assets resulting from operations	77	3,457	9	56
Changes from principal transactions:
Total unit transactions	(372)	(1,270)	26	157
Increase (decrease) in net assets derived from
principal transactions	(372)	(1,270)	26	157
Total increase (decrease) in net assets	(295)	2,187	35	213
Net assets at December 31, 2020	$1,537	$15,058	$66	$707

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya Retirement Growth Portfolio - Adviser Class	Voya Retirement Moderate Growth Portfolio - Adviser Class	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Institutional Class
Net assets at January 1, 2019	$34	$2	$72	$29,902

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	1	233
Total realized gain (loss) on investments
and capital gains distributions	3	—	3	3,221
Net unrealized appreciation (depreciation)
of investments	4	—	7	5,213
Net increase (decrease) in net assets resulting from operations	7	—	11	8,667
Changes from principal transactions:
Total unit transactions	—	—	—	(2,533)
Increase (decrease) in net assets derived from
principal transactions	—	—	—	(2,533)
Total increase (decrease) in net assets	7	—	11	6,134
Net assets at December 31, 2019	41	2	83	36,036

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	1	349
Total realized gain (loss) on investments
and capital gains distributions	2	—	3	2,417
Net unrealized appreciation (depreciation)
of investments	3	—	5	2,959
Net increase (decrease) in net assets resulting from operations	5	—	9	5,725
Changes from principal transactions:
Total unit transactions	—	1	—	(3,355)
Increase (decrease) in net assets derived from
principal transactions	—	1	—	(3,355)
Total increase (decrease) in net assets	5	1	9	2,370
Net assets at December 31, 2020	$46	$3	$92	$38,406

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	VY® BlackRock Inflation Protected Bond Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class
Net assets at January 1, 2019	$365	$16	$318	$49,629

Increase (decrease) in net assets
Operations:
Net investment income (loss)	3	—	(4)	319
Total realized gain (loss) on investments
and capital gains distributions	—	2	24	3,053
Net unrealized appreciation (depreciation)
of investments	21	1	66	8,004
Net increase (decrease) in net assets resulting from operations	24	3	86	11,376
Changes from principal transactions:
Total unit transactions	16	—	(83)	(1,254)
Increase (decrease) in net assets derived from
principal transactions	16	—	(83)	(1,254)
Total increase (decrease) in net assets	40	3	3	10,122
Net assets at December 31, 2019	405	19	321	59,751

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	—	(2)	205
Total realized gain (loss) on investments
and capital gains distributions	1	1	24	4,171
Net unrealized appreciation (depreciation)
of investments	45	(1)	60	4,219
Net increase (decrease) in net assets resulting from operations	47	—	82	8,595
Changes from principal transactions:
Total unit transactions	61	1	(36)	(7,351)
Increase (decrease) in net assets derived from
principal transactions	61	1	(36)	(7,351)
Total increase (decrease) in net assets	108	1	46	1,244
Net assets at December 31, 2020	$513	$20	$367	$60,995

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	VY® T. Rowe Price International Stock Portfolio - Service Class	Voya Government Money Market Portfolio - Class I	Voya Global Bond Portfolio - Initial Class	Voya International High Dividend Low Volatility Portfolio - Initial Class
Net assets at January 1, 2019	$94	$10,891	$10,324	$277

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	82	205	2
Total realized gain (loss) on investments
and capital gains distributions	25	7	110	16
Net unrealized appreciation (depreciation)
of investments	(6)	—	372	24
Net increase (decrease) in net assets resulting from operations	19	89	687	42
Changes from principal transactions:
Total unit transactions	(41)	(1,098)	(461)	(61)
Increase (decrease) in net assets derived from
principal transactions	(41)	(1,098)	(461)	(61)
Total increase (decrease) in net assets	(22)	(1,009)	226	(19)
Net assets at December 31, 2019	72	9,882	10,550	258

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	(92)	198	5
Total realized gain (loss) on investments
and capital gains distributions	4	4	(97)	21
Net unrealized appreciation (depreciation)
of investments	4	—	663	(33)
Net increase (decrease) in net assets resulting from operations	9	(88)	764	(7)
Changes from principal transactions:
Total unit transactions	(4)	2,254	(977)	(12)
Increase (decrease) in net assets derived from
principal transactions	(4)	2,254	(977)	(12)
Total increase (decrease) in net assets	5	2,166	(213)	(19)
Net assets at December 31, 2020	$77	$12,048	$10,337	$239

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya Solution Moderately Aggressive Portfolio - Service Class	VY® Baron Growth Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Initial Class	VY® Invesco Oppenheimer Global Portfolio - Initial Class
Net assets at January 1, 2019	$3	$10,072	$4,007	$28,815

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(110)	22	(170)
Total realized gain (loss) on investments
and capital gains distributions	—	5,536	109	6,815
Net unrealized appreciation (depreciation)
of investments	—	(1,767)	545	1,827
Net increase (decrease) in net assets resulting from operations	—	3,659	676	8,472
Changes from principal transactions:
Total unit transactions	—	(1,240)	(777)	(2,874)
Increase (decrease) in net assets derived from
principal transactions	—	(1,240)	(777)	(2,874)
Total increase (decrease) in net assets	—	2,419	(101)	5,598
Net assets at December 31, 2019	3	12,491	3,906	34,413

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(108)	18	46
Total realized gain (loss) on investments
and capital gains distributions	—	(865)	90	2,148
Net unrealized appreciation (depreciation)
of investments	—	4,394	179	6,137
Net increase (decrease) in net assets resulting from operations	—	3,421	287	8,331
Changes from principal transactions:
Total unit transactions	—	(1,384)	(326)	(2,849)
Increase (decrease) in net assets derived from
principal transactions	—	(1,384)	(326)	(2,849)
Total increase (decrease) in net assets	—	2,037	(39)	5,482
Net assets at December 31, 2020	$3	$14,528	$3,867	$39,895

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	VY® T. Rowe Price Growth Equity Portfolio - Initial Class	Voya Strategic Allocation Conservative Portfolio - Class I	Voya Strategic Allocation Growth Portfolio - Class I
Net assets at January 1, 2019	$1,933	$15,713	$500	$1,243

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(25)	(149)	7	11
Total realized gain (loss) on investments
and capital gains distributions	286	3,397	31	254
Net unrealized appreciation (depreciation)
of investments	390	1,169	27	(35)
Net increase (decrease) in net assets resulting from operations	651	4,417	65	230
Changes from principal transactions:
Total unit transactions	(324)	(5,934)	(37)	(350)
Increase (decrease) in net assets derived from
principal transactions	(324)	(5,934)	(37)	(350)
Total increase (decrease) in net assets	327	(1,517)	28	(120)
Net assets at December 31, 2019	2,260	14,196	528	1,123

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(29)	(142)	8	7
Total realized gain (loss) on investments
and capital gains distributions	211	802	24	99
Net unrealized appreciation (depreciation)
of investments	414	4,288	51	35
Net increase (decrease) in net assets resulting from operations	596	4,948	83	141
Changes from principal transactions:
Total unit transactions	(306)	300	104	(11)
Increase (decrease) in net assets derived from
principal transactions	(306)	300	104	(11)
Total increase (decrease) in net assets	290	5,248	187	130
Net assets at December 31, 2020	$2,550	$19,444	$715	$1,253

a
The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

a

	Voya Strategic Allocation Moderate Portfolio - Class I	Voya Growth and Income Portfolio - Class I	Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Index Plus LargeCap Portfolio - Class I
Net assets at January 1, 2019	$1,137	$3,768	$44	$967

Increase (decrease) in net assets
Operations:
Net investment income (loss)	16	5	—	5
Total realized gain (loss) on investments
and capital gains distributions	177	446	4	342
Net unrealized appreciation (depreciation)
of investments	(8)	493	3	(119)
Net increase (decrease) in net assets resulting from operations	185	944	7	228
Changes from principal transactions:
Total unit transactions	(327)	(817)	(17)	(511)
Increase (decrease) in net assets derived from
principal transactions	(327)	(817)	(17)	(511)
Total increase (decrease) in net assets	(142)	127	(10)	(283)
Net assets at December 31, 2019	995	3,895	34	684

Increase (decrease) in net assets
Operations:
Net investment income (loss)	7	1	1	1
Total realized gain (loss) on investments
and capital gains distributions	83	362	1	79
Net unrealized appreciation (depreciation)
of investments	(2)	158	(2)	12
Net increase (decrease) in net assets resulting from operations	88	521	—	92
Changes from principal transactions:
Total unit transactions	(206)	(428)	(10)	(29)
Increase (decrease) in net assets derived from
principal transactions	(206)	(428)	(10)	(29)
Total increase (decrease) in net assets	(118)	93	(10)	63
Net assets at December 31, 2020	$877	$3,988	$24	$747

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya Index Plus MidCap Portfolio - Class I	Voya Index Plus SmallCap Portfolio - Class I	Voya International Index Portfolio - Class I	Voya Russell™ Large Cap Growth Index Portfolio - Class I
Net assets at January 1, 2019	$29,479	$13	$756	$2,857

Increase (decrease) in net assets
Operations:
Net investment income (loss)	141	—	14	(17)
Total realized gain (loss) on investments
and capital gains distributions	3,721	2	36	549
Net unrealized appreciation (depreciation)
of investments	3,452	1	87	506
Net increase (decrease) in net assets resulting from operations	7,314	3	137	1,038
Changes from principal transactions:
Total unit transactions	(3,931)	—	(137)	4,288
Increase (decrease) in net assets derived from
principal transactions	(3,931)	—	(137)	4,288
Total increase (decrease) in net assets	3,383	3	—	5,326
Net assets at December 31, 2019	32,862	16	756	8,183

Increase (decrease) in net assets
Operations:
Net investment income (loss)	155	—	9	(70)
Total realized gain (loss) on investments
and capital gains distributions	(171)	(1)	2	1,247
Net unrealized appreciation (depreciation)
of investments	1,777	(3)	26	1,633
Net increase (decrease) in net assets resulting from operations	1,761	(4)	37	2,810
Changes from principal transactions:
Total unit transactions	(2,773)	(12)	(55)	(899)
Increase (decrease) in net assets derived from
principal transactions	(2,773)	(12)	(55)	(899)
Total increase (decrease) in net assets	(1,012)	(16)	(18)	1,911
Net assets at December 31, 2020	$31,850	$—	$738	$10,094

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya Russell™ Large Cap Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Net assets at January 1, 2019	$1,022	$4,589	$492	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	5	55	4	—
Total realized gain (loss) on investments
and capital gains distributions	220	299	44	—
Net unrealized appreciation (depreciation)
of investments	41	696	56	2
Net increase (decrease) in net assets resulting from operations	266	1,050	104	2
Changes from principal transactions:
Total unit transactions	(386)	(629)	(57)	146
Increase (decrease) in net assets derived from
principal transactions	(386)	(629)	(57)	146
Total increase (decrease) in net assets	(120)	421	47	148
Net assets at December 31, 2019	902	5,010	539	148

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	(10)	(1)	(2)
Total realized gain (loss) on investments
and capital gains distributions	113	201	46	10
Net unrealized appreciation (depreciation)
of investments	51	(273)	(53)	29
Net increase (decrease) in net assets resulting from operations	165	(82)	(8)	37
Changes from principal transactions:
Total unit transactions	(124)	(735)	(72)	(44)
Increase (decrease) in net assets derived from
principal transactions	(124)	(735)	(72)	(44)
Total increase (decrease) in net assets	41	(817)	(80)	(7)
Net assets at December 31, 2020	$943	$4,193	$459	$141

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya Russell™ Small Cap Index Portfolio - Class I	Voya Small Company Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class S
Net assets at January 1, 2019	$—	$32,389	$8,533	$75

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(185)	(66)	(1)
Total realized gain (loss) on investments
and capital gains distributions	—	4,516	948	10
Net unrealized appreciation (depreciation)
of investments	4	3,545	1,471	10
Net increase (decrease) in net assets resulting from operations	4	7,876	2,353	19
Changes from principal transactions:
Total unit transactions	210	(2,904)	(778)	(18)
Increase (decrease) in net assets derived from
principal transactions	210	(2,904)	(778)	(18)
Total increase (decrease) in net assets	214	4,972	1,575	1
Net assets at December 31, 2019	214	37,361	10,108	76

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(100)	(84)	(1)
Total realized gain (loss) on investments
and capital gains distributions	11	(752)	530	5
Net unrealized appreciation (depreciation)
of investments	24	4,180	3,202	26
Net increase (decrease) in net assets resulting from operations	35	3,328	3,648	30
Changes from principal transactions:
Total unit transactions	(22)	(2,973)	(1,102)	(1)
Increase (decrease) in net assets derived from
principal transactions	(22)	(2,973)	(1,102)	(1)
Total increase (decrease) in net assets	13	355	2,546	29
Net assets at December 31, 2020	$227	$37,716	$12,654	$105

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2020 and 2019
(Dollars in thousands)

	Voya SmallCap Opportunities Portfolio - Class I	Voya SmallCap Opportunities Portfolio - Class S	Wanger Select
Net assets at January 1, 2019	$1	$100	$1

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(2)	—
Total realized gain (loss) on investments
and capital gains distributions	—	6	—
Net unrealized appreciation (depreciation)
of investments	—	17	—
Net increase (decrease) in net assets resulting from operations	—	21	—
Changes from principal transactions:
Total unit transactions	—	(28)	1
Increase (decrease) in net assets derived from
principal transactions	—	(28)	1
Total increase (decrease) in net assets	—	(7)	1
Net assets at December 31, 2019	1	93	2

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(2)	—
Total realized gain (loss) on investments
and capital gains distributions	—	—	—
Net unrealized appreciation (depreciation)
of investments	—	30	—
Net increase (decrease) in net assets resulting from operations	—	28	—
Changes from principal transactions:
Total unit transactions	—	18	—
Increase (decrease) in net assets derived from
principal transactions	—	18	—
Total increase (decrease) in net assets	—	46	—
Net assets at December 31, 2020	$1	$139	$2

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

1. Organization
Variable Annuity Account I of Voya Retirement Insurance and Annuity Company (the “Account”) was established by Voya Retirement Insurance and Annuity Company (“VRIAC” or the “Company”) to support the operations of variable annuity contracts (“Contracts”). The Company is an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya Financial”), a holding company domiciled in the State of Delaware.

Prior to May 2013, Voya Financial, which together with its subsidiaries, including the Company, was an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING"), a global financial services holding company based in The Netherlands. In May 2013, Voya Financial, Inc. completed its initial public offering of common stock, including the issuance and sale of common stock by Voya Financial, Inc. and the sale of shares of common stock owned indirectly by ING. Between October 2013 and March 2015, ING completed the sale of its remaining shares of common stock of Voya Financial, Inc. in a series of registered public offerings.

The Account is registered as a unit investment trust with the Securities Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. VRIAC provides for variable accumulation and benefits under the Contracts by crediting annuity considerations to one or more divisions within the Account or the fixed account (an investment option in the Company’s general account), as directed by the contract owners. The portion of the Account’s assets applicable to Contracts will not be charged with liabilities arising out of any other business VRIAC may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of VRIAC. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of VRIAC.

At December 31, 2020, the Account had 66 active investment divisions (the “Divisions”), 21 of which invest in independently managed mutual funds and 45 of which invest in mutual funds managed by an affiliate, Voya Investments, LLC (“VIL”). The assets in each Division are invested in shares of a designated fund (“Fund”) of various investment trusts (the “Trusts”).

The Divisions with asset balances at December 31, 2020 and related Trusts are as follows:

AIM Variable Insurance Funds:	Fidelity® Variable Insurance Products II:
Invesco Oppenheimer V.I. Main Street Fund - Series I	Fidelity® VIP Contrafund® Portfolio - Initial Class
Invesco V.I. Core Equity Fund - Series I	Fidelity® VIP Index 500 Portfolio - Initial Class
Artisan Funds, Inc.:	Fidelity® Variable Insurance Products V:
Artisan International Fund - Investor Shares	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
Calvert Variable Series, Inc.:	Fidelity® Variable Insurance Products:
Calvert VP SRI Balanced Portfolio	Fidelity® VIP Equity-Income Portfolio - Initial Class
EuroPacific Growth Fund®:	Fidelity® VIP High Income Portfolio - Initial Class
EuroPacific Growth Fund® - Class R-4	Growth Fund of America®, Inc.:
Federated Hermes Insurance Series:	Growth Fund of America® - Class R-4
Federated Hermes Fund for U.S. Government Securities II - Primary Shares	Neuberger Berman Equity Funds®:
Federated Hermes Government Money Fund II - Service Shares	Neuberger Berman Sustainable Equity Fund - Trust Class Shares
Federated Hermes High Income Bond Fund II - Primary Shares	PIMCO Variable Insurance Trust:
Federated Hermes Kaufmann Fund II - Primary Shares	PIMCO VIT Real Return Portfolio - Administrative Class
Federated Hermes Managed Volatility Fund II - Primary Shares

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

Pioneer Variable Contracts Trust:	Voya Partners, Inc. (continued):
Pioneer Equity Income VCT Portfolio - Class I	VY® Invesco Equity and Income Portfolio - Initial Class
Pioneer Mid Cap Value VCT Portfolio - Class I	VY® Invesco Oppenheimer Global Portfolio - Initial Class
Voya Balanced Portfolio, Inc.:	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
Voya Balanced Portfolio - Class I	VY® T. Rowe Price Growth Equity Portfolio - Initial Class
Voya Intermediate Bond Portfolio:	Voya Strategic Allocation Portfolios, Inc.:
Voya Intermediate Bond Portfolio - Class I	Voya Strategic Allocation Conservative Portfolio - Class I
Voya Investors Trust:	Voya Strategic Allocation Growth Portfolio - Class I
Voya Balanced Income Portfolio - Service Class	Voya Strategic Allocation Moderate Portfolio - Class I
Voya Global Perspectives® Portfolio - Class A	Voya Variable Funds:
Voya High Yield Portfolio - Institutional Class	Voya Growth and Income Portfolio - Class I
Voya Large Cap Growth Portfolio - Institutional Class	Voya Variable Portfolios, Inc.:
Voya Large Cap Value Portfolio - Service Class	Voya Global High Dividend Low Volatility Portfolio - Class S
Voya Retirement Conservative Portfolio - Adviser Class	Voya Index Plus LargeCap Portfolio - Class I
Voya Retirement Growth Portfolio - Adviser Class	Voya Index Plus MidCap Portfolio - Class I
Voya Retirement Moderate Growth Portfolio - Adviser Class	Voya International Index Portfolio - Class I
Voya Retirement Moderate Portfolio - Adviser Class	Voya Russell™ Large Cap Growth Index Portfolio - Class I
Voya U.S. Stock Index Portfolio - Institutional Class	Voya Russell™ Large Cap Index Portfolio - Class I
VY® BlackRock Inflation Protected Bond Portfolio - Service Class	Voya Russell™ Large Cap Value Index Portfolio - Class I
VY® Invesco Growth and Income Portfolio - Service Class	Voya Russell™ Large Cap Value Index Portfolio - Class S
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	Voya Russell™ Mid Cap Growth Index Portfolio - Class S
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	Voya Russell™ Small Cap Index Portfolio - Class I
VY® T. Rowe Price International Stock Portfolio - Service Class	Voya Small Company Portfolio - Class I
Voya Money Market Portfolio:	Voya Variable Products Trust:
Voya Government Money Market Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class I
Voya Partners, Inc.:	Voya MidCap Opportunities Portfolio - Class S
Voya Global Bond Portfolio - Initial Class	Voya SmallCap Opportunities Portfolio - Class I
Voya International High Dividend Low Volatility Portfolio - Initial Class	Voya SmallCap Opportunities Portfolio - Class S
Voya Solution Moderately Aggressive Portfolio - Service Class	Wanger Advisors Trust:
VY® Baron Growth Portfolio - Service Class	Wanger Select
The names of certain Divisions were changed during 2020. The following is a summary of current and former names for those Divisions:

Current Name	Former Name
Federated Hermes Insurance Series:	Federated Insurance Series:
Federated Hermes Fund for U.S. Government Securities II - Primary Shares	Federated Fund for U.S. Government Securities II - Primary Shares
Federated Hermes Government Money Fund II - Service Shares	Federated Government Money Fund II - Service Shares
Federated Hermes High Income Bond Fund II - Primary Shares	Federated High Income Bond Fund II - Primary Shares
Federated Hermes Kaufmann Fund II - Primary Shares	Federated Kaufmann Fund II - Primary Shares
Federated Hermes Managed Volatility Fund II - Primary Shares	Federated Managed Volatility Fund II - Primary Shares
Voya Variable Portfolios, Inc.:	Voya Variable Portfolios, Inc.:
Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Global Equity Portfolio - Class S
During 2020, the following Divisions were closed to contract owners:

Voya Variable Portfolios, Inc.:
Voya Index Plus SmallCap Portfolio - Class I

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

2.    Significant Accounting Policies
The following is a summary of the significant accounting policies of the Account:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments are made in shares of a Division and are recorded at fair value, determined by the net asset value per share of the respective Division. Investment transactions in each Division are recorded on the trade date. Distributions of net investment income and capital gains from each Division are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Division are determined on a first-in, first-out basis. The difference between cost and current fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of VRIAC, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to contract owners. Accordingly, earnings and realized capital gains of the Account attributable to the contract owners are excluded in the determination of the federal income tax liability of VRIAC, and no charge is being made to the Account for federal income taxes for these amounts. The Company will review this tax accounting in the event of changes in the tax law. Such changes in the law may result in a charge for federal income taxes. Uncertain tax positions are assessed at the parent level on a consolidated basis, including taxes of the operations of the Separate Account.

Contract Owner Reserves

The annuity reserves of the Account are represented by net assets on the Statements of Assets and Liabilities and are equal to the aggregate account values of the contract owners invested in the Account Divisions. Net assets allocated to contracts in the payout period are computed according to the industry standard mortality tables. The assumed investment return is elected by the annuitant and may vary from 3.5% to 5.0%. The mortality risk is fully borne by the Company. To the extent that benefits to be paid to the contract owners exceed their account values, VRIAC will contribute additional funds to the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to VRIAC. Prior to the annuitization date, the Contracts are redeemable for the net cash surrender value of the Contracts.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

Changes from Principal Transactions

Included in Changes from principal transactions on the Statements of Changes in Net Assets are items which relate to contract owner activity, including deposits, surrenders and withdrawals, benefits, and contract charges. Also included are transfers between the fixed account and the Divisions, transfers between Divisions, and transfers to (from) VRIAC related to gains and losses resulting from actual mortality experience (the full responsibility for which is assumed by VRIAC).

Subsequent Events

The Account has evaluated all events through the date the financial statements were issued to determine whether any event required either recognition or disclosure in the financial statements. The Account is not aware of any subsequent events that would have a material effect on the financial statements of the Account except as follows:

On January 4, 2021, Voya Financial, Inc. (“Voya Financial”) consummated a series of transactions pursuant to a Master Transaction Agreement (the “Resolution MTA”) entered into on December 18, 2019 with Resolution Life U.S. Holdings Inc., a Delaware corporation (“Resolution Life US”), pursuant to which Resolution Life US acquired all of the shares of the capital stock of several subsidiaries of Voya Financial including Security Life of Denver Company ("SLD").

Concurrently with the sale, SLD entered into reinsurance agreements with Reliastar Life Insurance Company ("RLI"), ReliaStar Life Insurance Company of New York ("RLNY"), and Voya Retirement Insurance and Annuity Company ("VRIAC"), each of which is a direct or indirect wholly owned subsidiary of Voya Financial. Pursuant to these agreements, RLI and VRIAC reinsured to SLD a 100% quota share, and RLNY reinsured to SLD a 75% quota share, of their respective individual life insurance and annuities businesses. RLI, RLNY, and VRIAC remain subsidiaries of Voya Financial and remain liable to the underlying policyholders, even if SLD defaults on its obligations with respect to the ceded business.

3.    Financial Instruments
The Account invests assets in shares of open-end mutual funds, which process orders to purchase and redeem shares on a daily basis at the fund's next computed net asset values (“NAV”). The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the transfer agents or fund companies and reflect the fair values of the mutual fund investments. The NAV is calculated daily upon close of the New York Stock Exchange and is based on the fair values of the underlying securities.

The Account’s assets are recorded at fair value on the Statements of Assets and Liabilities and are categorized as Level 1 as of December 31, 2020 based on the priority of the inputs to the valuation technique below. There were no transfers among the levels for the year ended December 31, 2020. The Account had no liabilities as of December 31, 2020.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

▪Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market. The Account defines an active market as a market in which transactions take place with sufficient frequency and volume to provide pricing information on an ongoing basis.
▪Level 2 - Quoted prices in markets that are not active or valuation techniques that require inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a.Quoted prices for similar assets or liabilities in active markets;
b.Quoted prices for identical or similar assets or liabilities in non-active markets;
c.Inputs other than quoted market prices that are observable; and
d.Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
▪Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

4.    Charges and Fees
Under the terms of the Contracts, certain charges and fees are incurred by the Contracts to cover VRIAC’s expenses in connection with the issuance and administration of the Contracts. Following is a summary of these charges and fees:
Mortality and Expense Risk Charges
VRIAC assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account. Daily charges are deducted at annual rates of up to 1.25% of the average daily net asset value of each Division of the Account to cover these risks, as specified in the Contracts. These charges are assessed through a reduction in unit values.
Asset Based Administrative Charges
A charge to cover administrative expenses of the Account is deducted at annual rates of up to 0.25% of the assets attributable to the Contracts. These charges are assessed through a reduction in unit values.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

Contract Maintenance Charges
An annual Contract or certificate maintenance fee of up to $30 may be deducted from the accumulation value of Contracts to cover ongoing administrative expenses, as specified in the Contract. These charges are assessed through the redemption of units.
Contingent Deferred Sales Charges
For certain Contracts, a contingent deferred sales charge (“Surrender Charge”) is imposed as a percentage that ranges up to 7.00% of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken, as specified in the Contract. These charges are assessed through the redemption of units.
Fees Waived by VRIAC
Certain charges and fees for various types of Contracts may be waived by VRIAC. VRIAC reserves the right to discontinue these waivers at its discretion or to conform with changes in the law.

5.    Related Party Transactions
Management fees were paid to VIL, an affiliate of the Company, in its capacity as investment adviser to Voya Balanced Portfolio, Inc., Voya Intermediate Bond Portfolio, Voya Investors Trust, Voya Money Market Portfolio, Voya Partners, Inc., Voya Strategic Allocation Portfolios, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., and Voya Variable Products Trust. The Trusts’ advisory agreements provide for fees at annual rates ranging from 0.20% to 1.25% of the average net assets of each respective Fund.

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

6. Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2020 follow:

	Purchases	Sales
	(Dollars in thousands)
AIM Variable Insurance Funds:
Invesco Oppenheimer V.I. Main Street Fund - Series I	$7	$4
Invesco V.I. Core Equity Fund - Series I	1,740	860
Artisan Funds, Inc.:
Artisan International Fund - Investor Shares	1	—
Calvert Variable Series, Inc.:
Calvert VP SRI Balanced Portfolio	4	177
EuroPacific Growth Fund®:
EuroPacific Growth Fund® - Class R-4	803	3,402
Federated Hermes Insurance Series:
Federated Hermes Fund for U.S. Government Securities II - Primary Shares	6	12
Federated Hermes Government Money Fund II - Service Shares	127	430
Federated Hermes High Income Bond Fund II - Primary Shares	19	20
Federated Hermes Kaufmann Fund II - Primary Shares	157	241
Federated Hermes Managed Volatility Fund II - Primary Shares	95	437
Fidelity® Variable Insurance Products II:
Fidelity® VIP Contrafund® Portfolio - Initial Class	932	3,799
Fidelity® VIP Index 500 Portfolio - Initial Class	208	613
Fidelity® Variable Insurance Products V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	1	4
Fidelity® Variable Insurance Products:
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,290	1,353
Fidelity® VIP High Income Portfolio - Initial Class	—	—
Growth Fund of America®, Inc.:
Growth Fund of America® - Class R-4	4,107	5,478
Neuberger Berman Equity Funds®:
Neuberger Berman Sustainable Equity Fund - Trust Class Shares	385	647
PIMCO Variable Insurance Trust:
PIMCO VIT Real Return Portfolio - Administrative Class	—	—
Pioneer Variable Contracts Trust:
Pioneer Equity Income VCT Portfolio - Class I	—	—
Pioneer Mid Cap Value VCT Portfolio - Class I	—	—
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class I	1,105	1,539
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class I	5,200	3,782
Voya Investors Trust:
Voya Balanced Income Portfolio - Service Class	8	4
Voya Global Perspectives® Portfolio - Class A	2	—
Voya High Yield Portfolio - Institutional Class	249	554
Voya Large Cap Growth Portfolio - Institutional Class	1,642	1,549
Voya Large Cap Value Portfolio - Service Class	100	62
Voya Retirement Conservative Portfolio - Adviser Class	193	16
Voya Retirement Growth Portfolio - Adviser Class	3	1
Voya Retirement Moderate Growth Portfolio - Adviser Class	1	—

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Purchases	Sales
	(Dollars in thousands)
Voya Investors Trust (continued):
Voya Retirement Moderate Portfolio - Adviser Class	$5	$1
Voya U.S. Stock Index Portfolio - Institutional Class	3,791	5,456
VY® BlackRock Inflation Protected Bond Portfolio - Service Class	87	24
VY® Invesco Growth and Income Portfolio - Service Class	1	—
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	21	39
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	6,727	9,621
VY® T. Rowe Price International Stock Portfolio - Service Class	3	5
Voya Money Market Portfolio:
Voya Government Money Market Portfolio - Class I	8,306	6,140
Voya Partners, Inc.:
Voya Global Bond Portfolio - Initial Class	908	1,687
Voya International High Dividend Low Volatility Portfolio - Initial Class	38	19
Voya Solution Moderately Aggressive Portfolio - Service Class	—	—
VY® Baron Growth Portfolio - Service Class	467	1,959
VY® Invesco Equity and Income Portfolio - Initial Class	253	408
VY® Invesco Oppenheimer Global Portfolio - Initial Class	1,981	3,599
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	245	404
VY® T. Rowe Price Growth Equity Portfolio - Initial Class	2,926	2,171
Voya Strategic Allocation Portfolios, Inc.:
Voya Strategic Allocation Conservative Portfolio - Class I	164	29
Voya Strategic Allocation Growth Portfolio - Class I	111	26
Voya Strategic Allocation Moderate Portfolio - Class I	56	217
Voya Variable Funds:
Voya Growth and Income Portfolio - Class I	432	508
Voya Variable Portfolios, Inc.:
Voya Global High Dividend Low Volatility Portfolio - Class S	1	9
Voya Index Plus LargeCap Portfolio - Class I	71	41
Voya Index Plus MidCap Portfolio - Class I	762	3,381
Voya Index Plus SmallCap Portfolio - Class I	—	12
Voya International Index Portfolio - Class I	20	66
Voya Russell™ Large Cap Growth Index Portfolio - Class I	539	1,130
Voya Russell™ Large Cap Index Portfolio - Class I	118	209
Voya Russell™ Large Cap Value Index Portfolio - Class I	274	893
Voya Russell™ Large Cap Value Index Portfolio - Class S	18	77
Voya Russell™ Mid Cap Growth Index Portfolio - Class S	8	46
Voya Russell™ Small Cap Index Portfolio - Class I	14	25
Voya Small Company Portfolio - Class I	1,213	3,724
Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class I	1,581	2,222
Voya MidCap Opportunities Portfolio - Class S	5	1
Voya SmallCap Opportunities Portfolio - Class I	—	—
Voya SmallCap Opportunities Portfolio - Class S	25	9
Wanger Advisors Trust:
Wanger Select	—	—

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

7.    Changes in Units
The net changes in units outstanding follow:

	Year ended December 31
	2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
AIM Variable Insurance Funds:
Invesco Oppenheimer V.I. Main Street Fund - Series I	13,916	14,057	(141)	14,468	14,614	(146)
Invesco V.I. Core Equity Fund - Series I	8,547	45,374	(36,827)	8,310	33,955	(25,645)
Artisan Funds, Inc.:
Artisan International Fund - Investor Shares	—	—	—	—	—	—
Calvert Variable Series, Inc.:
Calvert VP SRI Balanced Portfolio	33	7,218	(7,185)	7,320	390	6,930
EuroPacific Growth Fund®:
EuroPacific Growth Fund® - Class R-4	62,559	219,327	(156,768)	47,597	213,454	(165,857)
Federated Hermes Insurance Series:
Federated Hermes Fund for U.S. Government Securities II - Primary Shares	20,936	21,357	(421)	403,092	399,794	3,298
Federated Hermes Government Money Fund II - Service Shares	12,326	37,558	(25,232)	5,827	10,273	(4,446)
Federated Hermes High Income Bond Fund II - Primary Shares	2,675	3,105	(430)	3,622	5,110	(1,488)
Federated Hermes Kaufmann Fund II - Primary Shares	—	5,899	(5,899)	—	7,027	(7,027)
Federated Hermes Managed Volatility Fund II - Primary Shares	6,642	20,368	(13,726)	8,434	21,538	(13,104)
Fidelity® Variable Insurance Products II:
Fidelity® VIP Contrafund® Portfolio - Initial Class	48,917	160,672	(111,755)	33,211	162,226	(129,015)
Fidelity® VIP Index 500 Portfolio - Initial Class	1,651	10,604	(8,953)	5,475	15,862	(10,387)
Fidelity® Variable Insurance Products V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	—	113	(113)	—	618	(618)
Fidelity® Variable Insurance Products:
Fidelity® VIP Equity-Income Portfolio - Initial Class	31,152	74,253	(43,101)	40,110	83,678	(43,568)
Fidelity® VIP High Income Portfolio - Initial Class	1,069	1,080	(11)	1,158	1,169	(11)
Growth Fund of America®, Inc.:
Growth Fund of America® - Class R-4	71,824	203,525	(131,701)	33,619	236,500	(202,881)
Neuberger Berman Equity Funds®:
Neuberger Berman Sustainable Equity Fund - Trust Class Shares	12,965	29,211	(16,246)	14,567	17,399	(2,832)
PIMCO Variable Insurance Trust:
PIMCO VIT Real Return Portfolio - Administrative Class	—	—	—	—	—	—

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Year ended December 31
	2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Pioneer Variable Contracts Trust:
Pioneer Equity Income VCT Portfolio - Class I	—	—	—	—	—	—
Pioneer Mid Cap Value VCT Portfolio - Class I	—	—	—	—	—	—
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class I	54,584	113,844	(59,260)	26,055	81,860	(55,805)
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class I	323,414	297,826	25,588	194,642	321,505	(126,863)
Voya Investors Trust:
Voya Balanced Income Portfolio - Service Class	—	218	(218)	381	3,631	(3,250)
Voya Global Perspectives® Portfolio - Class A	—	—	—	—	—	—
Voya High Yield Portfolio - Institutional Class	16,418	50,911	(34,493)	205,456	30,566	174,890
Voya Large Cap Growth Portfolio - Institutional Class	9,506	39,685	(30,179)	12,891	78,048	(65,157)
Voya Large Cap Value Portfolio - Service Class	5,039	3,377	1,662	1,883	7,359	(5,476)
Voya Retirement Conservative Portfolio - Adviser Class	12,300	534	11,766	26,002	540	25,462
Voya Retirement Growth Portfolio - Adviser Class	—	2	(2)	—	2	(2)
Voya Retirement Moderate Growth Portfolio - Adviser Class	—	2	(2)	—	2	(2)
Voya Retirement Moderate Portfolio - Adviser Class	—	6	(6)	—	7	(7)
Voya U.S. Stock Index Portfolio - Institutional Class	108,125	237,654	(129,529)	91,211	204,091	(112,880)
VY® BlackRock Inflation Protected Bond Portfolio - Service Class	7,865	1,723	6,142	2,764	1,271	1,493
VY® Invesco Growth and Income Portfolio - Service Class	—	—	—	—	—	—
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	7	1,738	(1,731)	234	4,049	(3,815)
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	112,274	457,599	(345,325)	210,765	276,009	(65,244)
VY® T. Rowe Price International Stock Portfolio - Service Class	—	289	(289)	—	3,259	(3,259)
Voya Money Market Portfolio:
Voya Government Money Market Portfolio - Class I	962,205	726,726	235,479	645,173	760,997	(115,824)
Voya Partners, Inc.:
Voya Global Bond Portfolio - Initial Class	60,155	146,527	(86,372)	73,251	112,788	(39,537)
Voya International High Dividend Low Volatility Portfolio - Initial Class	9,254	10,570	(1,316)	9,644	15,140	(5,496)
Voya Solution Moderately Aggressive Portfolio - Service Class	—	1	(1)	—	1	(1)
VY® Baron Growth Portfolio - Service Class	22,317	80,060	(57,743)	38,857	88,779	(49,922)
VY® Invesco Equity and Income Portfolio - Initial Class	197	15,122	(14,925)	142	36,925	(36,783)
VY® Invesco Oppenheimer Global Portfolio - Initial Class	45,993	173,964	(127,971)	51,612	189,380	(137,768)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	2,488	10,111	(7,623)	2,073	11,149	(9,076)

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Year ended December 31
	2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Voya Partners, Inc.: (continued)
VY® T. Rowe Price Growth Equity Portfolio - Initial Class	128,532	123,014	5,518	81,724	185,590	(103,866)
Voya Strategic Allocation Portfolios, Inc.:
Voya Strategic Allocation Conservative Portfolio - Class I	8,078	1,957	6,121	80,699	82,152	(1,453)
Voya Strategic Allocation Growth Portfolio - Class I	—	387	(387)	21	11,873	(11,852)
Voya Strategic Allocation Moderate Portfolio - Class I	108	7,065	(6,957)	783	12,657	(11,874)
Voya Variable Funds:
Voya Growth and Income Portfolio - Class I	37,959	51,102	(13,143)	44,204	69,956	(25,752)
Voya Variable Portfolios, Inc.:
Voya Global High Dividend Low Volatility Portfolio - Class S	—	734	(734)	214	1,740	(1,526)
Voya Index Plus LargeCap Portfolio - Class I	21,057	21,829	(772)	25,736	37,807	(12,071)
Voya Index Plus MidCap Portfolio - Class I	35,977	191,565	(155,588)	33,133	244,862	(211,729)
Voya Index Plus SmallCap Portfolio - Class I	—	760	(760)	—	—	—
Voya International Index Portfolio - Class I	2,542	5,596	(3,054)	3,012	10,334	(7,322)
Voya Russell™ Large Cap Growth Index Portfolio - Class I	2,955	21,942	(18,987)	119,032	14,072	104,960
Voya Russell™ Large Cap Index Portfolio - Class I	1,776	4,761	(2,985)	339	11,058	(10,719)
Voya Russell™ Large Cap Value Index Portfolio - Class I	5,543	63,533	(57,990)	7,004	55,653	(48,649)
Voya Russell™ Large Cap Value Index Portfolio - Class S	27	2,590	(2,563)	—	2,307	(2,307)
Voya Russell™ Mid Cap Growth Index Portfolio - Class S	5	4,098	(4,093)	14,515	2	14,513
Voya Russell™ Small Cap Index Portfolio - Class I	7	2,162	(2,155)	20,755	1	20,754
Voya Small Company Portfolio - Class I	59,436	224,541	(165,105)	54,078	194,421	(140,343)
Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class I	46,131	97,230	(51,099)	15,125	51,934	(36,809)
Voya MidCap Opportunities Portfolio - Class S	—	2	(2)	—	951	(951)
Voya SmallCap Opportunities Portfolio - Class I	—	—	—	—	—	—
Voya SmallCap Opportunities Portfolio - Class S	1,414	451	963	20	1,613	(1,593)
Wanger Advisors Trust:
Wanger Select	—	—	—	—	—	—

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

8.    Financial Highlights
A summary of unit values, units outstanding, and net assets for variable annuity contracts, expense ratios, excluding expenses of underlying funds, investment income ratios, and total return for the years ending December 31, 2020, 2019, 2018, 2017, and 2016 follows:

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)

Invesco Oppenheimer V.I. Main Street Fund - Series I
2020		3		$27.55		$79	1.32%		1.25%			12.49%
2019		3		$24.49		$73	1.09%		1.25%			30.47%
2018		3		$18.77		$59	1.21%		1.25%			-9.06%
2017		3		$20.64		$68	1.26%		1.25%			15.44%
2016		3		$17.88		$62	1.09%		1.25%			10.23%
Invesco V.I. Core Equity Fund - Series I
2020		347	$20.66	to	$22.50	$7,214	1.26%	0.90%	to	1.00%	12.73%	to	12.83%
2019		384	$18.31	to	$19.96	$7,068	0.96%	0.90%	to	1.00%	27.70%	to	27.86%
2018		409	$14.32	to	$15.63	$5,906	0.92%	0.90%	to	1.00%	-10.33%	to	-10.22%
2017		444	$15.95	to	$17.43	$7,141	0.99%	0.90%	to	1.00%	12.09%	to	12.17%
2016		509	$14.22	to	$15.55	$7,292	0.76%	0.90%	to	1.00%	9.12%	to	9.30%
Artisan International Fund - Investor Shares
2020		2		$17.52		$42	—		0.90%			6.57%
2019		2		$16.44		$40	0.96%		0.90%			28.04%
2018		2		$12.84		$31	1.17%		0.90%			-11.63%
2017		2		$14.53		$35	0.75%		0.90%			29.85%
2016		2		$11.19		$27	1.10%		0.90%			-10.48%
Calvert VP SRI Balanced Portfolio
2020		3	$27.03	to	$27.39	$87	0.60%	1.25%	to	1.40%	13.67%	to	13.84%
2019		10	$23.78	to	$24.06	$248	2.29%	1.25%	to	1.40%	22.64%	to	22.82%
2018		3	$19.39	to	$19.59	$68	1.84%	1.25%	to	1.40%	-4.01%	to	-3.88%
2017		3	$20.20	to	$20.38	$71	2.81%	1.25%	to	1.40%	10.44%	to	10.58%
2016		7	$18.29	to	$18.42	$130	1.79%	1.25%	to	1.40%	6.34%	to	6.47%

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
EuroPacific Growth Fund® - Class R-4
2020		1,588	$19.96	to	$32.75	$32,115	0.18%	0.90%	to	1.00%	23.54%	to	23.67%
2019		1,744	$16.14	to	$26.51	$28,506	1.12%	0.90%	to	1.00%	25.76%	to	25.90%
2018		1,911	$12.82	to	$21.08	$24,811	1.16%	0.90%	to	1.00%	-16.08%	to	-15.99%
2017		2,095	$15.26	to	$25.12	$32,355	0.94%	0.90%	to	1.00%	29.42%	to	29.54%
2016		2,219	$11.78	to	$19.41	$26,414	1.20%	0.90%	to	1.00%	-0.31%	to	-0.25%
Federated Hermes Fund for U.S. Government Securities II - Primary Shares
2020		10	$20.39	to	$20.84	$212	2.35%	1.25%	to	1.40%	3.73%	to	3.92%
2019		11	$19.62	to	$20.09	$213	2.10%	1.25%	to	1.40%	2.99%	to	4.42%
2018		7		$19.24		$142	2.45%		1.40%			-0.98%
2017		10		$19.43		$202	2.31%		1.40%			0.52%
2016		11		$19.33		$207	2.41%		1.40%			0.16%
Federated Hermes Government Money Fund II - Service Shares
2020		26	$9.03	to	$11.73	$310	0.22%	1.25%	to	1.40%	-1.18%	to	-1.10%
2019		52	$9.13	to	$11.87	$613	1.64%	1.25%	to	1.40%	0.25%	to	0.44%
2018		56	$9.09	to	$11.84	$664	1.38%	1.25%	to	1.40%		-0.17%
2017		48	$9.09	to	$11.86	$564	0.29%	1.25%	to	1.40%	-1.08%	to	-0.98%
2016		66	$9.18	to	$11.99	$792	—	1.25%	to	1.40%	-1.40%	to	-1.29%
Federated Hermes High Income Bond Fund II - Primary Shares
2020		9	$32.81	to	$36.33	$313	5.72%	1.25%	to	1.40%	4.10%	to	4.26%
2019		9	$31.47	to	$34.90	$316	6.65%	1.25%	to	1.40%	12.94%	to	13.12%
2018		11	$27.82	to	$30.90	$326	8.33%	1.25%	to	1.40%	-4.66%	to	-4.50%
2017		12	$29.13	to	$32.40	$392	7.60%	1.25%	to	1.40%	5.47%	to	5.58%
2016		16	$27.59	to	$30.73	$501	7.51%	1.25%	to	1.40%	13.23%	to	13.40%
Federated Hermes Kaufmann Fund II - Primary Shares
2020		41		$41.99		$1,730	—		1.40%			27.01%
2019		47		$33.06		$1,557	—		1.40%			31.92%
2018		54		$25.06		$1,356	—		1.40%			2.37%
2017		59		$24.47		$1,434	—		1.40%			26.58%
2016		74		$19.34		$1,436	—		1.40%			2.22%

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Federated Hermes Managed Volatility Fund II - Primary Shares
2020		110	$26.81	to	$29.48	$3,242	2.46%	1.25%	to	1.40%	-0.47%	to	-0.30%
2019		124	$26.89	to	$29.62	$3,664	2.15%	1.25%	to	1.40%	18.53%	to	18.72%
2018		137	$22.65	to	$24.99	$3,418	2.02%	1.25%	to	1.40%	-9.78%	to	-9.65%
2017		71	$25.07	to	$27.69	$1,970	4.07%	1.25%	to	1.40%	16.48%	to	16.66%
2016		87	$21.49	to	$23.78	$2,065	4.96%	1.25%	to	1.40%	6.16%	to	6.33%
Fidelity® VIP Contrafund® Portfolio - Initial Class
2020		1,309	$29.61	to	$49.22	$39,339	0.24%	0.90%	to	1.00%	29.25%	to	29.36%
2019		1,421	$22.89	to	$38.08	$32,949	0.47%	0.90%	to	1.00%	30.28%	to	30.43%
2018		1,550	$17.55	to	$29.23	$27,523	0.74%	0.90%	to	1.00%	-7.29%	to	-7.24%
2017		1,708	$18.92	to	$31.53	$32,691	0.99%	0.90%	to	1.00%	20.67%	to	20.82%
2016		1,895	$15.66	to	$26.13	$30,019	0.76%	0.90%	to	1.00%	6.91%	to	7.04%
Fidelity® VIP Index 500 Portfolio - Initial Class
2020		100	$42.08	to	$69.91	$6,515	1.63%	1.25%	to	1.40%	16.57%	to	16.76%
2019		109	$36.04	to	$59.97	$6,029	1.97%	1.25%	to	1.40%	29.52%	to	29.73%
2018		119	$27.78	to	$46.30	$5,122	1.94%	1.25%	to	1.40%	-5.84%	to	-5.70%
2017		126	$29.46	to	$49.17	$5,787	1.77%	1.25%	to	1.40%	20.01%	to	20.20%
2016		140	$24.51	to	$40.97	$5,365	1.41%	1.25%	to	1.40%	10.28%	to	10.46%
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
2020		3		$26.31		$75	2.70%		1.40%			7.83%
2019		3		$24.40		$73	2.53%		1.40%			8.16%
2018		4		$22.56		$81	2.41%		1.40%			-1.96%
2017		4		$23.00		$88	2.42%		1.40%			2.77%
2016		4		$22.39		$90	2.36%		1.40%			3.27%
Fidelity® VIP Equity-Income Portfolio - Initial Class
2020		690	$21.89	to	$29.61	$15,180	1.62%	0.90%	to	1.00%	5.64%	to	5.70%
2019		732	$20.71	to	$28.03	$15,256	2.04%	0.90%	to	1.00%	26.15%	to	26.36%
2018		776	$16.39	to	$22.22	$12,799	2.28%	0.90%	to	1.00%	-9.19%	to	-9.15%
2017		869	$18.04	to	$24.47	$15,764	1.67%	0.90%	to	1.00%	11.79%	to	11.91%
2016		960	$16.12	to	$21.89	$15,558	2.22%	0.90%	to	1.00%	16.81%	to	16.98%

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Fidelity® VIP High Income Portfolio - Initial Class
2020		—		$19.23		$3	—		1.25%			1.42%
2019		—		$18.96		$3	5.19%		1.25%			13.67%
2018		—		$16.68		$3	5.56%		1.25%			-4.47%
2017		—		$17.46		$3	5.26%		1.25%			5.56%
2016		—		$16.54		$3	5.29%		1.25%			13.21%
Growth Fund of America® - Class R-4
2020		2,001	$35.21	to	$49.38	$71,207	0.24%	0.90%	to	1.00%	36.41%	to	36.58%
2019		2,133	$25.78	to	$36.20	$55,558	0.69%	0.90%	to	1.00%	26.84%	to	26.93%
2018		2,336	$20.31	to	$28.54	$47,950	0.53%	0.90%	to	1.00%	-3.94%	to	-3.84%
2017		2,515	$21.12	to	$29.71	$53,671	0.46%	0.90%	to	1.00%	24.83%	to	24.97%
2016		2,735	$16.90	to	$23.80	$46,682	0.55%	0.90%	to	1.00%	7.35%	to	7.44%
Neuberger Berman Sustainable Equity Fund - Trust Class Shares
2020		91	$25.74	to	$29.04	$2,340	0.43%	0.90%	to	1.00%	18.05%	to	18.13%
2019		107	$21.79	to	$24.60	$2,335	0.50%	0.90%	to	1.00%	24.37%	to	24.51%
2018		110	$17.50	to	$19.78	$1,924	0.26%	0.90%	to	1.00%	-6.92%	to	-6.82%
2017		120	$18.78	to	$21.25	$2,264	0.42%	0.90%	to	1.00%	17.21%	to	17.37%
2016		142	$16.00	to	$18.13	$2,268	1.07%	0.90%	to	1.00%	8.82%	to	8.84%
PIMCO VIT Real Return Portfolio - Administrative Class
2020		—		$11.67		$1	—		0.90%			10.72%
2019		—		$10.54		$1	1.64%		0.90%			7.44%
2018		—		$9.81		$1	2.43%		0.90%			-3.06%
2017		—		$10.12		$1	2.32%		0.90%			2.74%
2016		—		$9.85		$1	2.28%		0.90%			4.23%
Pioneer Equity Income VCT Portfolio - Class I
2020		—		$22.06		$4	—		0.90%			-0.90%
2019		—		$22.26		$4	2.78%		0.90%			24.43%
2018		—		$17.89		$3	3.15%		0.90%			-9.42%
2017		2		$19.75		$31	1.71%		0.90%			14.43%
2016		2		$17.26		$27	2.03%		0.90%			18.71%

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Pioneer Mid Cap Value VCT Portfolio - Class I
2020		—		$18.31		$1	—		0.90%			1.22%
2019		—		$18.09		$1	1.36%		0.90%			27.30%
2018		—		$14.21		—	0.75%		0.90%			-20.08%
2017		—		$17.78		$1	0.82%		0.90%			12.18%
2016		—		$15.85		—	0.71%		0.90%			15.52%
Voya Balanced Portfolio - Class I
2020		706	$17.88	to	$37.33	$13,510	2.25%	0.90%	to	1.40%	9.28%	to	9.90%
2019		766	$16.27	to	$34.16	$13,298	2.44%	0.90%	to	1.40%	17.47%	to	17.98%
2018		821	$13.79	to	$29.08	$12,169	2.27%	0.90%	to	1.40%	-8.15%	to	-7.64%
2017		905	$14.93	to	$31.66	$14,515	2.61%	0.90%	to	1.40%	13.11%	to	13.71%
2016		1,014	$13.13	to	$27.99	$14,258	1.77%	0.90%	to	1.40%	6.30%	to	6.83%
Voya Intermediate Bond Portfolio - Class I
2020		1,620	$13.72	to	$26.21	$23,732	3.49%	0.90%	to	1.40%	6.30%	to	6.85%
2019		1,595	$12.84	to	$24.62	$21,922	3.39%	0.90%	to	1.40%	8.28%	to	8.91%
2018		1,722	$11.79	to	$22.69	$21,609	3.64%	0.90%	to	1.40%	-1.91%	to	-1.42%
2017		1,711	$11.96	to	$23.11	$21,817	3.38%	0.90%	to	1.40%	3.55%	to	4.09%
2016		1,812	$11.49	to	$22.28	$22,389	2.29%	0.90%	to	1.40%	2.87%	to	3.33%
Voya Balanced Income Portfolio - Service Class
2020		6		$15.73		$88	3.37%		1.40%			1.55%
2019		6	$15.49	to	$15.69	$90	4.86%	1.25%	to	1.40%	16.73%	to	16.92%
2018		9	$13.27	to	$13.42	$120	6.52%	1.25%	to	1.40%	-6.35%	to	-6.22%
2017		6	$14.17	to	$14.31	$87	5.95%	1.25%	to	1.40%	8.83%	to	8.90%
2016		5	$13.02	to	$13.14	$67	6.45%	1.25%	to	1.40%	14.01%	to	14.26%
Voya Global Perspectives® Portfolio - Class A
2020		3	$14.25	to	$14.40	$36	2.94%	1.25%	to	1.40%	14.18%	to	14.38%
2019		3	$12.48	to	$12.59	$32	3.31%	1.25%	to	1.40%	16.31%	to	16.47%
2018		3	$10.73	to	$10.81	$27	2.62%	1.25%	to	1.40%	-8.84%	to	-8.70%
2017		3	$11.76	to	$11.84	$30	1.40%	1.25%	to	1.40%	13.06%	to	13.19%
2016		7	$10.41	to	$10.46	$73	3.84%	1.25%	to	1.40%	4.94%	to	5.23%

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya High Yield Portfolio - Institutional Class
2020		140	$10.95	to	$10.98	$1,537	5.22%	1.25%	to	1.40%	4.58%	to	4.77%
2019	7/12/2019	175	$10.47	to	$10.48	$1,832	(d)	1.25%	to	1.40%		(d)
2018		(d)		(d)		(d)	(d)		(d)			(d)
2017		(d)		(d)		(d)	(d)		(d)			(d)
2016		(d)		(d)		(d)	(d)		(d)			(d)
Voya Large Cap Growth Portfolio - Institutional Class
2020		293	$34.55	to	$53.13	$15,058	0.46%	0.90%	to	1.40%	29.06%	to	29.69%
2019		323	$26.64	to	$41.11	$12,871	0.67%	0.90%	to	1.40%	30.93%	to	31.56%
2018		388	$20.25	to	$31.35	$11,820	0.66%	0.90%	to	1.40%	-2.88%	to	-2.36%
2017		436	$20.74	to	$32.23	$13,645	0.66%	0.90%	to	1.40%	27.96%	to	28.58%
2016		508	$16.13	to	$25.15	$12,426	0.55%	0.90%	to	1.40%	2.47%	to	3.07%
Voya Large Cap Value Portfolio - Service Class
2020		3	$20.54	to	$20.85	$66	2.06%	1.25%	to	1.40%	4.48%	to	4.67%
2019		2	$19.66	to	$19.92	$31	1.24%	1.25%	to	1.40%	23.03%	to	23.19%
2018		7	$15.98	to	$16.17	$113	1.81%	1.25%	to	1.40%	-9.31%	to	-9.16%
2017		8	$17.62	to	$17.80	$135	3.62%	1.25%	to	1.40%	11.66%	to	11.81%
2016		2	$15.78	to	$15.92	$25	2.04%	1.25%	to	1.40%	11.99%	to	12.19%
Voya Retirement Conservative Portfolio - Adviser Class
2020		49	$14.40	to	$14.61	$707	2.00%	1.25%	to	1.40%	8.84%	to	8.95%
2019		37	$13.23	to	$13.41	$494	2.76%	1.25%	to	1.40%	12.02%	to	12.22%
2018		12	$11.81	to	$11.95	$140	1.82%	1.25%	to	1.40%	-4.14%	to	-4.02%
2017		13	$12.32	to	$12.45	$161	0.58%	1.25%	to	1.40%	6.21%	to	6.41%
2016		55	$11.60	to	$11.70	$634	1.43%	1.25%	to	1.40%	3.29%	to	3.36%
Voya Retirement Growth Portfolio - Adviser Class
2020		3		$17.93		$46	2.30%		1.40%			12.06%
2019		3		$16.00		$41	1.86%		1.40%			19.85%
2018		3		$13.35		$34	1.70%		1.40%			-8.75%
2017		3		$14.63		$37	1.74%		1.40%			15.02%
2016		3		$12.72		$32	2.18%		1.40%			5.82%

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

a

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Retirement Moderate Growth Portfolio - Adviser Class
2020		—		$17.54		$3	—		1.25%			11.72%
2019		—		$15.70		$2	1.93%		1.25%			18.49%
2018		—		$13.25		$2	1.78%		1.25%			-7.47%
2017		—		$14.32		$2	—		1.25%			—
2016		—		$12.55		$6	2.27%		1.40%			5.37%
Voya Retirement Moderate Portfolio - Adviser Class
2020		6	$15.76	to	$15.99	$92	2.29%	1.25%	to	1.40%	10.60%	to	10.73%
2019		6	$14.25	to	$14.44	$83	1.97%	1.25%	to	1.40%	15.48%	to	15.71%
2018		6	$12.34	to	$12.48	$72	1.95%	1.25%	to	1.40%	-6.37%	to	-6.24%
2017		5	$13.18	to	$13.31	$69	1.63%	1.25%	to	1.40%	10.29%	to	10.36%
2016		5	$11.95	to	$12.06	$63	1.70%	1.25%	to	1.40%	4.28%	to	4.51%
Voya U.S. Stock Index Portfolio - Institutional Class
2020		1,320	$28.96	to	$38.73	$38,406	1.78%	0.90%	to	1.00%	16.94%	to	17.06%
2019		1,449	$24.74	to	$33.12	$36,036	1.63%	0.90%	to	1.00%	29.83%	to	29.94%
2018		1,562	$19.04	to	$25.51	$29,902	1.86%	0.90%	to	1.00%	-5.59%	to	-5.46%
2017		1,542	$20.14	to	$27.02	$31,246	1.77%	0.90%	to	1.00%	20.25%	to	20.38%
2016		1,631	$16.73	to	$22.47	$27,462	1.99%	0.90%	to	1.00%	10.58%	to	10.65%
VY® BlackRock Inflation Protected Bond Portfolio - Service Class
2020		45	$11.35	to	$11.52	$513	1.74%	1.25%	to	1.40%	9.24%	to	9.40%
2019		39	$10.39	to	$10.53	$405	2.16%	1.25%	to	1.40%	6.67%	to	6.80%
2018		37	$9.74	to	$9.86	$365	2.67%	1.25%	to	1.40%	-3.47%	to	-3.24%
2017		9	$10.09	to	$10.19	$88	1.56%	1.25%	to	1.40%	1.00%	to	1.19%
2016		16	$9.99	to	$10.07	$158	—	1.25%	to	1.40%	2.25%	to	2.34%
VY® Invesco Growth and Income Portfolio - Service Class
2020		1		$20.91		$20	—		0.90%			1.95%
2019		1		$20.51		$19	2.44%		0.90%			23.63%
2018		1		$16.59		$16	1.46%		0.90%			-14.35%
2017		1		$19.37		$18	1.98%		0.90%			12.88%
2016		1		$17.16		$16	2.15%		0.90%			18.84%

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class
2020		11	$32.13	to	$32.88	$367	0.58%	1.25%	to	1.40%	31.84%	to	32.05%
2019		13	$24.37	to	$24.90	$321	0.16%	1.25%	to	1.40%	30.25%	to	30.50%
2018		17	$18.71	to	$19.08	$318	0.96%	1.25%	to	1.40%	-17.76%	to	-17.65%
2017		16	$22.74	to	$23.17	$373	0.73%	1.25%	to	1.40%	41.39%	to	41.54%
2016		17	$16.09	to	$16.36	$276	0.02%	1.25%	to	1.40%	11.66%	to	11.83%
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class
2020		2,367	$25.57	to	$38.70	$60,995	1.19%	0.90%	to	1.40%	16.33%	to	16.92%
2019		2,712	$21.87	to	$33.13	$59,751	1.51%	0.90%	to	1.40%	22.58%	to	23.21%
2018		2,777	$17.75	to	$26.91	$49,629	2.07%	0.90%	to	1.40%	-0.88%	to	-0.39%
2017		3,237	$17.81	to	$27.04	$58,036	1.24%	0.90%	to	1.40%	13.52%	to	14.08%
2016		3,202	$15.62	to	$23.73	$50,322	1.33%	0.90%	to	1.40%	6.53%	to	7.06%
VY® T. Rowe Price International Stock Portfolio - Service Class
2020		5		$15.94		$77	2.68%		1.40%			12.89%
2019		5		$14.12		$72	0.85%		1.40%			25.85%
2018		8		$11.22		$94	1.57%		1.40%			-15.32%
2017		12		$13.25		$163	1.09%		1.40%			26.07%
2016		16		$10.51		$173	1.42%		1.40%			0.48%
Voya Government Money Market Portfolio - Class I
2020		1,173	$9.68	to	$12.30	$12,048	0.22%	0.90%	to	1.40%	-1.13%	to	-0.62%
2019		937	$9.74	to	$12.44	$9,882	1.81%	0.90%	to	1.40%	0.57%	to	1.04%
2018		1,053	$9.64	to	$12.37	$10,891	1.44%	0.90%	to	1.40%	0.16%	to	0.73%
2017		1,054	$9.57	to	$12.35	$11,013	0.57%	0.90%	to	1.40%	-0.80%	to	-0.31%
2016		1,342	$9.60	to	$12.45	$13,691	0.08%	0.90%	to	1.40%	-1.27%	to	-0.72%
Voya Global Bond Portfolio - Initial Class
2020		837	$12.04	to	$16.84	$10,337	2.80%	0.90%	to	1.40%	7.63%	to	8.27%
2019		924	$11.12	to	$15.57	$10,550	2.91%	0.90%	to	1.40%	6.39%	to	6.92%
2018		964	$10.40	to	$14.58	$10,324	3.69%	0.90%	to	1.40%	-3.33%	to	-2.89%
2017		1,040	$10.71	to	$15.03	$11,610	2.57%	0.90%	to	1.40%	8.11%	to	8.62%
2016		1,090	$9.86	to	$13.84	$11,189	1.77%	0.90%	to	1.40%	4.80%	to	5.45%

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya International High Dividend Low Volatility Portfolio - Initial Class
2020		22	$10.59	to	$10.79	$239	3.22%	1.25%	to	1.40%	-2.04%	to	-2.00%
2019		24	$10.81	to	$11.01	$258	2.41%	1.25%	to	1.40%	15.12%	to	15.32%
2018		29	$9.39	to	$9.55	$277	2.15%	1.25%	to	1.40%	-16.16%	to	-16.01%
2017		31	$11.20	to	$11.37	$348	1.75%	1.25%	to	1.40%	20.56%	to	20.87%
2016		43	$9.29	to	$9.41	$398	3.20%	1.25%	to	1.40%	0.43%	to	0.64%
Voya Solution Moderately Aggressive Portfolio - Service Class
2020		—		$14.19		$3	—		1.40%			12.35%
2019		—		$12.63		$3	2.30%		1.40%			20.86%
2018		—		$10.45		$3	1.84%		1.40%			-10.38%
2017		—		$11.66		$3	1.40%		1.40%			16.48%
2016		—		$10.01		$2	1.21%		1.40%			4.71%
VY® Baron Growth Portfolio - Service Class
2020		425	$33.77	to	$67.37	$14,528	—	0.90%	to	1.00%	31.92%	to	32.07%
2019		483	$25.57	to	$51.07	$12,491	—	0.90%	to	1.00%	37.14%	to	37.33%
2018		533	$18.15	to	$37.24	$10,072	—	0.90%	to	1.40%	-3.25%	to	-2.82%
2017		572	$18.76	to	$38.34	$11,103	0.76%	0.90%	to	1.40%	26.42%	to	27.06%
2016		605	$14.84	to	$30.20	$9,249	—	0.90%	to	1.40%	3.85%	to	4.43%
VY® Invesco Equity and Income Portfolio - Initial Class
2020		156	$24.67	to	$25.26	$3,867	1.72%	1.25%	to	1.40%	8.44%	to	8.55%
2019		171	$22.75	to	$23.27	$3,906	1.98%	1.25%	to	1.40%	18.43%	to	18.60%
2018		208	$19.21	to	$19.62	$4,007	1.98%	1.25%	to	1.40%	-10.73%	to	-10.57%
2017		234	$21.52	to	$21.94	$5,049	2.15%	1.25%	to	1.40%	9.35%	to	9.48%
2016		265	$15.44	to	$20.04	$5,222	1.94%	0.90%	to	1.40%	13.63%	to	14.20%
VY® Invesco Oppenheimer Global Portfolio - Initial Class
2020		1,388	$26.91	to	$37.00	$39,895	1.03%	0.90%	to	1.40%	26.00%	to	26.64%
2019		1,516	$21.25	to	$29.25	$34,413	0.51%	0.90%	to	1.40%	29.93%	to	30.61%
2018		1,654	$16.27	to	$22.41	$28,815	1.65%	0.90%	to	1.40%	-14.41%	to	-13.96%
2017		1,878	$18.91	to	$26.08	$37,970	1.09%	0.90%	to	1.40%	34.58%	to	35.26%
2016		2,013	$13.98	to	$19.31	$30,184	1.18%	0.90%	to	1.40%	-1.15%	to	-0.71%

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
2020		50	$50.66	to	$51.89	$2,550	0.08%	1.25%	to	1.40%	30.00%	to	30.21%
2019		58	$38.97	to	$39.85	$2,260	0.30%	1.25%	to	1.40%	35.27%	to	35.45%
2018		67	$28.81	to	$29.42	$1,933	0.19%	1.25%	to	1.40%	-4.60%	to	-4.45%
2017		80	$30.19	to	$30.78	$2,419	0.58%	1.25%	to	1.40%	23.06%	to	23.26%
2016		99	$24.54	to	$24.98	$2,438	0.29%	1.25%	to	1.40%	5.91%	to	6.07%
VY® T. Rowe Price Growth Equity Portfolio - Initial Class
2020		508	$37.69	to	$67.24	$19,444	—	0.90%	to	1.25%	34.97%	to	35.48%
2019		503	$27.82	to	$49.82	$14,196	0.23%	0.90%	to	1.25%	29.20%	to	29.64%
2018		606	$21.46	to	$53.79	$15,713	0.25%	0.90%	to	1.40%	-2.48%	to	-1.96%
2017		609	$21.89	to	$55.16	$16,461	0.05%	0.90%	to	1.40%	31.71%	to	32.35%
2016		598	$16.54	to	$41.88	$12,435	—	0.90%	to	1.40%	0.10%	to	0.61%
Voya Strategic Allocation Conservative Portfolio - Class I
2020		25	$23.39	to	$30.12	$715	2.74%	1.25%	to	1.40%	8.89%	to	9.10%
2019		19	$21.44	to	$27.66	$528	2.75%	1.25%	to	1.40%	13.22%	to	13.42%
2018		21	$18.91	to	$24.43	$500	2.46%	1.25%	to	1.40%	-5.38%	to	-5.26%
2017		27	$19.95	to	$25.82	$683	4.14%	1.25%	to	1.40%	8.99%	to	9.19%
2016		110	$18.28	to	$23.69	$2,593	3.03%	1.25%	to	1.40%	4.22%	to	4.39%
Voya Strategic Allocation Growth Portfolio - Class I
2020		35	$24.59	to	$36.43	$1,253	1.85%	1.25%	to	1.40%	12.79%	to	12.95%
2019		35	$21.77	to	$32.30	$1,123	2.30%	1.25%	to	1.40%	21.16%	to	21.35%
2018		47	$17.94	to	$26.66	$1,243	2.16%	1.25%	to	1.40%	-9.63%	to	-9.49%
2017		51	$19.82	to	$29.50	$1,508	1.79%	1.25%	to	1.40%	16.23%	to	16.38%
2016		57	$17.03	to	$25.38	$1,433	2.64%	1.25%	to	1.40%	5.44%	to	5.58%
Voya Strategic Allocation Moderate Portfolio - Class I
2020		27	$23.97	to	$33.12	$877	1.92%	1.25%	to	1.40%	11.14%	to	11.33%
2019		34	$21.53	to	$29.80	$995	2.97%	1.25%	to	1.40%	17.60%	to	17.78%
2018		46	$18.28	to	$25.34	$1,137	2.14%	1.25%	to	1.40%	-7.38%	to	-7.26%
2017		57	$19.70	to	$27.36	$1,522	1.88%	1.25%	to	1.40%	12.87%	to	13.08%
2016		59	$17.43	to	$24.23	$1,398	2.73%	1.25%	to	1.40%	5.12%	to	5.32%

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Growth and Income Portfolio - Class I
2020		95	$24.86	to	$45.71	$3,988	1.27%	0.90%	to	1.40%	15.60%	to	16.19%
2019		108	$21.41	to	$39.54	$3,895	1.58%	0.90%	to	1.40%	27.10%	to	27.76%
2018		134	$16.78	to	$31.11	$3,768	1.81%	0.90%	to	1.40%	-5.81%	to	-5.33%
2017		154	$17.74	to	$33.03	$4,567	1.72%	0.90%	to	1.40%	18.68%	to	19.27%
2016		188	$14.89	to	$27.83	$4,720	1.96%	0.90%	to	1.40%	8.20%	to	8.83%
Voya Global High Dividend Low Volatility Portfolio - Class S
2020		2		$12.16		$24	3.45%		1.40%			-2.49%
2019		3		$12.47		$34	2.78%		1.40%			19.67%
2018		4		$10.42		$44	4.67%		1.40%			-10.40%
2017		4		$11.63		$50	2.39%		1.40%			21.78%
2016		6	$9.55	to	$9.58	$54	1.92%	1.25%	to	1.40%		4.26%
Voya Index Plus LargeCap Portfolio - Class I
2020		15	$27.80	to	$55.01	$747	1.40%	0.90%	to	1.40%	14.29%	to	14.88%
2019		16	$24.20	to	$48.13	$684	2.03%	0.90%	to	1.40%	28.21%	to	28.93%
2018		28	$18.77	to	$37.54	$967	1.54%	0.90%	to	1.40%	-8.13%	to	-7.67%
2017		29	$20.33	to	$40.85	$1,095	1.61%	0.90%	to	1.40%	22.92%	to	23.51%
2016		32	$16.46	to	$33.24	$971	1.71%	0.90%	to	1.40%	8.73%	to	9.30%
Voya Index Plus MidCap Portfolio - Class I
2020		1,447	$21.66	to	$48.24	$31,850	1.25%	0.90%	to	1.00%	7.18%	to	7.28%
2019		1,603	$20.19	to	$45.01	$32,862	1.39%	0.90%	to	1.00%	25.80%	to	25.95%
2018		1,815	$16.03	to	$35.78	$29,479	1.10%	0.90%	to	1.00%	-15.19%	to	-15.14%
2017		2,000	$18.89	to	$42.19	$38,242	1.34%	0.90%	to	1.00%	12.45%	to	12.57%
2016		2,214	$16.78	to	$37.52	$37,597	1.00%	0.90%	to	1.00%	16.99%	to	17.10%
Voya International Index Portfolio - Class I
2020		34	$21.17	to	$22.06	$738	2.41%	1.25%	to	1.40%	6.38%	to	6.60%
2019		37	$19.86	to	$20.70	$756	3.32%	1.25%	to	1.40%	19.75%	to	19.93%
2018		44	$16.56	to	$17.26	$756	2.66%	1.25%	to	1.40%	-14.95%	to	-14.81%
2017		44	$19.44	to	$20.26	$873	2.59%	1.25%	to	1.40%	23.15%	to	23.37%
2016		50	$15.77	to	$16.43	$820	2.99%	1.25%	to	1.40%	-0.55%	to	-0.38%

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Russell™ Large Cap Growth Index Portfolio - Class I
2020		178	$56.62	to	$57.61	$10,094	0.57%	1.25%	to	1.40%	36.53%	to	36.74%
2019		197	$41.47	to	$42.13	$8,183	0.54%	1.25%	to	1.40%	33.95%	to	34.13%
2018		92	$30.96	to	$31.41	$2,857	1.14%	1.25%	to	1.40%	-2.37%	to	-2.21%
2017		103	$31.71	to	$32.12	$3,279	1.15%	1.25%	to	1.40%	29.43%	to	29.62%
2016		115	$24.50	to	$24.78	$2,809	1.32%	1.25%	to	1.40%	5.06%	to	5.22%
Voya Russell™ Large Cap Index Portfolio - Class I
2020		20	$46.95	to	$47.80	$943	1.41%	1.25%	to	1.40%	20.14%	to	20.34%
2019		23	$39.08	to	$39.72	$902	1.98%	1.25%	to	1.40%	29.49%	to	29.68%
2018		34	$30.18	to	$30.63	$1,022	1.58%	1.25%	to	1.40%	-4.79%	to	-4.67%
2017		45	$31.70	to	$32.13	$1,430	1.70%	1.25%	to	1.40%	20.85%	to	21.06%
2016		50	$26.23	to	$26.54	$1,328	1.74%	1.25%	to	1.40%	9.38%	to	9.58%
Voya Russell™ Large Cap Value Index Portfolio - Class I
2020		296	$14.15	to	$14.26	$4,193	1.02%	1.25%	to	1.40%	0.07%	to	0.21%
2019		354	$14.14	to	$14.23	$5,010	2.59%	1.25%	to	1.40%	24.14%	to	24.28%
2018		403	$11.39	to	$11.45	$4,589	2.34%	1.25%	to	1.40%	-7.92%	to	-7.74%
2017		498	$12.37	to	$12.41	$6,156	2.09%	1.25%	to	1.40%	11.84%	to	12.00%
2016		563	$11.05	to	$11.08	$6,228	1.60%	1.25%	to	1.40%	13.92%	to	14.23%
Voya Russell™ Large Cap Value Index Portfolio - Class S
2020		15		$30.46		$459	1.00%		1.40%			-0.20%
2019		18	$30.52	to	$31.03	$539	2.11%	1.25%	to	1.40%	23.86%	to	24.07%
2018		20	$24.64	to	$25.01	$492	2.08%	1.25%	to	1.40%	-8.20%	to	-8.02%
2017		21	$26.83	to	$27.19	$567	1.83%	1.25%	to	1.40%	11.65%	to	11.76%
2016		23	$24.04	to	$24.33	$549	1.34%	1.25%	to	1.40%	13.66%	to	13.90%
Voya Russell™ Mid Cap Growth Index Portfolio - Class S
2020		10	$13.56	to	$13.58	$141	—	1.25%	to	1.40%	32.68%	to	32.88%
2019	12/13/2019	15		$10.22		$148	(d)	1.25%	to	1.40%		(d)
2018		(d)		(d)		(d)	(d)		(d)			(d)
2017		(d)		(d)		(d)	(d)		(d)			(d)
2016		(d)		(d)		(d)	(d)		(d)			(d)

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Russell™ Small Cap Index Portfolio - Class I
2020		19	$12.18	to	$12.20	$227	0.91%	1.25%	to	1.40%	17.91%	to	18.10%
2019	12/13/2019	21		$10.33		$214	(d)	1.25%	to	1.40%		(d)
2018		(d)		(d)		(d)	(d)		(d)			(d)
2017		(d)		(d)		(d)	(d)		(d)			(d)
2016		(d)		(d)		(d)	(d)		(d)			(d)
Voya Small Company Portfolio - Class I
2020		1,600	$22.50	to	$73.27	$37,716	0.50%	0.90%	to	1.40%	10.71%	to	11.28%
2019		1,765	$20.22	to	$66.09	$37,361	0.43%	0.90%	to	1.40%	24.44%	to	25.05%
2018		1,905	$16.17	to	$53.02	$32,389	0.56%	0.90%	to	1.40%	-17.03%	to	-16.56%
2017		2,081	$19.38	to	$63.80	$42,492	0.34%	0.90%	to	1.40%	9.74%	to	10.30%
2016		2,315	$17.57	to	$58.06	$42,968	0.43%	0.90%	to	1.40%	22.75%	to	23.38%
Voya MidCap Opportunities Portfolio - Class I
2020		418	$26.44	to	$56.51	$12,654	0.11%	0.90%	to	1.40%	39.16%	to	39.91%
2019		470	$19.00	to	$40.44	$10,108	0.28%	0.90%	to	1.40%	27.52%	to	28.14%
2018		506	$14.90	to	$31.58	$8,533	—	0.90%	to	1.40%	-8.76%	to	-8.27%
2017		530	$16.33	to	$34.48	$9,747	0.13%	0.90%	to	1.40%	23.34%	to	23.98%
2016		503	$13.24	to	$27.84	$7,550	—	0.90%	to	1.40%	5.75%	to	6.28%
Voya MidCap Opportunities Portfolio - Class S
2020		4		$28.61		$105	—		1.40%			38.82%
2019		4		$20.61		$76	0.12%		1.40%			27.22%
2018		5	$16.20	to	$16.39	$75	—	1.25%	to	1.40%		-8.99%
2017		4		$17.80		$65	—		1.40%			23.01%
2016		10	$14.47	to	$14.59	$141	—	1.25%	to	1.40%	5.54%	to	5.65%
Voya SmallCap Opportunities Portfolio - Class I
2020		—		$24.62		$1	—		0.90%			25.23%
2019		—		$19.66		$1	—		0.90%			24.59%
2018		—		$15.78		$1	—		0.90%			-16.64%
2017		—		$18.93		$1	0.12%		0.90%			17.65%
2016		—		$16.09		$3	—		0.90%			12.44%

VARIABLE ANNUITY ACCOUNT I OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya SmallCap Opportunities Portfolio - Class S
2020		6	$23.89	to	$24.25	$139	—	1.25%	to	1.40%	20.53%	to	24.30%
2019		5		$19.22		$93	—		1.40%			23.60%
2018		6	$15.55	to	$15.73	$100	—	1.25%	to	1.40%		-17.24%
2017		4		$18.79		$71	—		1.40%			16.78%
2016		6	$16.09	to	$16.23	$98	—	1.25%	to	1.40%	11.50%	to	11.70%
Wanger Select
2020		—		$26.31		$2	—		0.90%			25.52%
2019		—		$20.96		$2	0.07%		0.90%			28.12%
2018		—		$16.36		$1	0.19%		0.90%			-13.16%
2017		—		$18.84		$2	0.18%		0.90%			25.52%
2016		—		$15.01		$1	0.17%		0.90%			12.35%

(d)	As investment Division had no investments until 2019, this data is not meaningful and is therefore not presented.

A	The Fund Inception Date represents the first date the fund received money.
B	The Investment Income Ratio represents dividends received by the Division, excluding capital gains distributions, divided by the average net assets. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the Division invests.
C	The Expense Ratio considers only the annualized contract expenses borne directly by the Account, excluding expenses charged through the redemption of units, and is equal to the mortality and expense, administrative, and other charges, as defined in the Charges and Fees note. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.
D	Total Return is calculated as the change in unit value for each Contract presented in the Statements of Assets and Liabilities. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.

Item 8.        Financial Statements and Supplementary Data

C-1

Report of Independent Registered Public Accounting Firm

To the Shareholder and the Board of Directors of
Voya Retirement Insurance and Annuity Company

Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Voya Retirement Insurance and Annuity Company (the Company) as of December 31, 2020 and 2019, the related consolidated statements of operations, comprehensive income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes and financial statement schedules listed in the Index at Item 15(a) (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter
The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of the critical audit matter does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

C-2

Deferred policy acquisition costs and Value of business acquired
Description of the Matter	As disclosed in Note 1 and Note 5 to the consolidated financial statements, the Company’s deferred policy acquisition costs and value of business acquired (“DAC/VOBA”) totaled $162 million at December 31, 2020, net of unrealized gains and losses, which represented deferred acquisition costs and value of business acquired related to fixed and variable deferred annuity contracts. The carrying amount of the DAC related to fixed and variable deferred annuity contracts is the total of costs deferred, less amortization net of interest. The carrying amount of the VOBA related to fixed and variable deferred annuity contracts is the outstanding value of in-force business acquired, based on the present value of estimated net cash flows embedded in the insurance contracts at the time of the acquisition, less amortization net of interest. DAC and VOBA related to fixed and variable deferred annuity contracts are amortized over the estimated lives of the contracts in relation to the emergence of estimated gross profits.

As described in Note 1 to the consolidated financial statements, there is a significant amount of uncertainty inherent in calculating estimated gross profits as the calculation includes significant management judgment in developing certain assumptions such as persistency, interest crediting rates, fee income, returns associated with separate account performance, expenses to administer the business, and certain economic variables. Management’s assumptions are adjusted, known as unlocking, over time for emerging experience and expected changes in trends. The unlocking results in DAC/VOBA amortization being recalculated, using the new assumptions for estimated gross profits, that results either in additional or less cumulative amortization expense.

Auditing management’s estimate of DAC/VOBA related to fixed and variable deferred annuity contracts was complex due to the highly judgmental nature of assumptions included in the projection of estimated gross profits used in the valuation of DAC/VOBA.
How We Addressed the Matter in Our Audit
We obtained an understanding, evaluated the design, and tested the operating effectiveness of the controls over the DAC/VOBA estimation process, including, among others, controls related to management’s evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions and updating investment margins for current and expected future market conditions.

We utilized actuarial specialists to assist with our audit procedures, which included, among others, reviewing the methodology applied by management by comparing to the methodology used in prior periods as well as industry practice. To assess the assumptions used in measuring estimated gross profits, we compared the significant assumptions noted above with historical experience, observable market data and management’s estimates of prospective changes in these assumptions. We also independently recalculated estimated gross profits for a sample of policies for comparison with the actuarial result developed by management.

/s/ Ernst & Young LLP
We have served as the Company's auditor since 2001.
San Antonio, Texas
March 16, 2021

C-3

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Balance Sheets
December 31, 2020 and 2019
(In millions, except share and per share data)

	As of December 31,
	2020	2019
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $24,667 as of 2020 and $23,107 as of 2019; allowance for credit losses of $14 as of 2020)	$28,043	$25,153
Fixed maturities, at fair value using the fair value option	1,730	1,479
Equity securities, at fair value (cost of $116 as of 2020 and $73 as of 2019)	116	80
Short-term investments	17	—
Mortgage loans on real estate	4,694	4,664
Less: Allowance for credit losses	67	—
Mortgage loans on real estate, net	4,627	4,664
Policy loans	187	205
Limited partnerships/corporations	815	738
Derivatives	145	224
Securities pledged (amortized cost of $169 as of 2020 and $749 as of 2019)	220	828
Other investments	43	43
Total investments	35,943	33,414
Cash and cash equivalents	360	512
Short-term investments under securities loan agreements, including collateral delivered	249	917
Accrued investment income	304	293
Premiums receivable and reinsurance recoverable	1,219	1,304
Less: Allowance for credit losses	—	—
Premiums receivable and reinsurance recoverable, net	1,219	1,304
Deferred policy acquisition costs, Value of business acquired and Sales inducements to contract owners	173	608
Short-term loan to affiliate	653	69
Current income tax recoverable	5	9
Due from affiliates	118	67
Property and equipment	63	60
Other assets	242	255
Assets held in separate accounts	87,319	78,713
Total assets	$126,648	$116,221

C-4

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Balance Sheets
December 31, 2020 and 2019
(In millions, except share and per share data)

	As of December 31,
	2020	2019
Liabilities and Shareholder's Equity
Future policy benefits and contract owner account balances	$33,127	$31,142
Payable for securities purchased	26	5
Payables under securities loan agreements, including collateral held	208	865
Due to affiliates	125	95
Derivatives	216	285
Deferred income taxes	439	304
Other liabilities	291	369
Liabilities related to separate accounts	87,319	78,713
Total liabilities	121,751	111,778

Commitments and Contingencies (Note 12)

Shareholder's equity:
Common stock (100,000 shares authorized, 55,000 issued and outstanding as of 2020 and 2019 , respectively; $50 par value per share)	3	3
Additional paid-in capital	2,873	2,873
Accumulated other comprehensive income (loss)	1,882	1,292
Retained earnings	139	275
Total shareholder's equity	4,897	4,443
Total liabilities and shareholder's equity	$126,648	$116,221

C-5

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Operations
For the Years Ended December 31, 2020, 2019 and 2018
(In millions)

	Year Ended December 31,
	2020	2019	2018
Revenues:
Net investment income	$1,858	$1,689	$1,623
Fee income	905	877	875
Premiums	32	31	41
Broker-dealer commission revenue	2	2	69
Net realized capital gains (losses):
Total impairments	(37)	(41)	(18)
Less: Portion of impairments recognized in Other comprehensive income (loss)	—	2	2
Net impairments recognized in earnings	(37)	(43)	(20)
Other net realized capital gains (losses)	(273)	(101)	(222)
Total net realized capital gains (losses)	(310)	(144)	(242)
Other revenue	(1)	14	19
Total revenues	2,486	2,469	2,385
Benefits and expenses:
Interest credited and other benefits to contract owners/policyholders	1,049	1,013	828
Operating expenses	1,090	1,056	894
Broker-dealer commission expense	2	2	69
Net amortization of Deferred policy acquisition costs and Value of business acquired	192	65	86
Interest expense	1	1	2
Total benefits and expenses	2,334	2,137	1,879
Income (loss) before income taxes	152	332	506
Income tax expense (benefit)	(14)	32	61
Net income (loss)	$166	$300	$445

C-6

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Comprehensive Income
For the Years Ended December 31, 2020, 2019 and 2018
(In millions)

	Year Ended December 31,
	2020	2019	2018
Net income (loss)	$166	$300	$445
Other comprehensive income (loss), before tax:
Unrealized gains/losses on securities	748	1,323	(897)
Impairments	—	1	8
Pension and other postretirement benefits liability	(1)	(1)	(1)
Other comprehensive income (loss), before tax	747	1,323	(890)
Income tax expense (benefit) related to items of other comprehensive income (loss)	157	276	(192)
Other comprehensive income (loss), after tax	590	1,047	(698)
Comprehensive income (loss)	$756	$1,347	$(253)

C-7

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Changes in Shareholder's Equity
For the Years Ended December 31, 2020, 2019 and 2018
(In millions)

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings (Deficit)	Total Shareholder's Equity
Balance at January 1, 2018	$3	$2,763	$806	$189	$3,761
Comprehensive income (loss):
Net income (loss)	—	—	—	445	445
Other comprehensive income (loss), after tax	—	—	(698)	—	(698)
Total comprehensive income (loss)					(253)
Dividends paid and distributions of capital	—	—	—	(126)	(126)
Contribution of capital	—	55	—	—	55
Employee related benefits	—	(2)	—	—	(2)
Balance as of December 31, 2018	3	2,816	108	508	3,435
Adjustment for adoption of ASU 2018-02	—	—	137	(137)	—
Comprehensive income (loss):
Net income (loss)	—	—	—	300	300
Other comprehensive income (loss), after tax	—	—	1,047	—	1,047
Total comprehensive income (loss)					1,347
Dividends paid and distributions of capital	—	—	—	(396)	(396)
Contribution of capital	—	57	—	—	57
Balance as of December 31, 2019	3	2,873	1,292	275	4,443
Adjustment for adoption of ASU 2016-01	—	—	—	(8)	(8)
Net income (loss)	—	—	—	166	166
Other comprehensive income (loss), after tax	—	—	590	—	590
Total comprehensive income (loss)					756
Dividends paid and distributions of capital	—	—	—	(294)	(294)
Balance as of December 31, 2020	$3	$2,873	$1,882	$139	$4,897

C-8

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Cash Flows
For the Years Ended December 31, 2020, 2019 and 2018
(In millions)

	Year Ended December 31,
	2020	2019	2018

Cash Flows from Operating Activities:
Net income (loss)	$166	$300	$445
Adjustments to reconcile Net income (loss) to Net cash provided by operating activities:
Capitalization of deferred policy acquisition costs, value of business acquired and sales inducements	(59)	(49)	(64)
Net amortization of deferred policy acquisition costs, value of business acquired and sales inducements	194	65	87
Net accretion/amortization of discount/premium	(7)	5	(3)
Future policy benefits, claims reserves and interest credited	757	568	547
Deferred income tax (benefit) expense	(20)	23	58
Net realized capital losses	310	144	242
Depreciation and amortization	10	21	14
(Gains) losses on limited partnerships/corporations	(23)	(35)	—
Change in:
Accrued investment income	(11)	9	3
Premiums receivable and reinsurance recoverable	85	105	87
Other receivables and asset accruals	21	55	(8)
Due to/from affiliates	(21)	2	24
Other payables and accruals	(84)	158	(176)
Other, net	(12)	(8)	(33)
Net cash provided by operating activities	1,306	1,363	1,223

C-9

	Year Ended December 31,
	2020	2019	2018

Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	3,487	3,956	3,983
Equity securities, available-for-sale	145	3	3
Mortgage loans on real estate	403	803	598
Limited partnerships/corporations	104	70	99
Acquisition of:
Fixed maturities	(4,988)	(4,582)	(5,475)
Equity securities, available-for-sale	(178)	(12)	(3)
Mortgage loans on real estate	(433)	(555)	(606)
Limited partnerships/corporations	(158)	(190)	(254)
Derivatives, net	46	23	23
Policy loans, net	18	5	4
Short-term investments, net	(15)	50	(26)
Short-term loan to affiliate, net	(584)	(69)	80
Collateral received (delivered), net	11	(86)	(46)
Other, net	(5)	(3)	(45)
Net cash used in investing activities	(2,147)	(587)	(1,665)
Cash Flows from Financing Activities:
Deposits received for investment contracts	$5,197	$3,395	$3,744
Maturities and withdrawals from investment contracts	(4,220)	(3,686)	(3,108)
Settlements on deposit contracts	(1)	(5)	(20)
Short-term loans from affiliates, net	7	—	(68)
Dividends paid and return of capital distribution	(294)	(396)	(126)
Capital contribution from parent	—	57	55
Net cash (used in) provided by financing activities	689	(635)	477
Net increase (decrease) in cash and cash equivalents	(152)	141	35
Cash and cash equivalents, beginning of period	512	371	336
Cash and cash equivalents, end of period	$360	$512	$371

Supplemental cash flow information:
Income taxes paid (received), net	$2	$(13)	$60

C-10

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

1.    Business, Basis of Presentation and Significant Accounting Policies

Business

Voya Retirement Insurance and Annuity Company ("VRIAC") is a stock life insurance company domiciled in the State of Connecticut. VRIAC and its wholly owned subsidiaries (collectively, the "Company") provide financial products and services in the United States.  VRIAC is authorized to conduct its insurance business in all states and in the District of Columbia and in Guam, Puerto Rico and the Virgin Islands.

VRIAC is a direct, wholly owned subsidiary of Voya Holdings Inc. ("Parent"), which is a direct, wholly owned subsidiary of Voya Financial, Inc.

Prior to May 2013, Voya Financial, Inc. ("Voya Financial"), together with its subsidiaries, including the Company was an indirect, wholly owned subsidiary of ING Groep N.V. ("ING Group" or "ING"), a global financial services holding company based in The Netherlands. In May 2013, Voya Financial, Inc. completed its initial public offering of common stock, including the issuance and sale of common stock by Voya Financial, Inc. and the sale of shares of common stock owned indirectly by ING Group. Between October 2013 and March 2015, ING Group completed the sale of its remaining shares of common stock of Voya Financial, Inc. in a series of registered public offerings.

On January 4, 2021, VRIAC's ultimate parent, Voya Financial Inc. ("Voya Financial"), completed a series of transactions pursuant to a Master Transaction Agreement (the “Resolution MTA”) entered into on December 18, 2019 with Resolution Life U.S. Holdings Inc., a Delaware corporation (“Resolution Life US”), pursuant to which Resolution Life US acquired all of the shares of the capital stock of Security Life of Denver Company ("SLD") and Security Life of Denver International Limited ("SLDI"), including the capital stock of several subsidiaries of SLD and SLDI.

Concurrently with the sale, SLD entered into reinsurance agreements with ReliaStar Life Insurance Company ("RLI"), ReliaStar Life Insurance Company of New York (“RLNY”), and VRIAC, each of which is a direct or indirect wholly owned subsidiary of Voya Financial. Pursuant to these agreements, RLI and VRIAC reinsured to SLD a 100% quota share, and RLNY will reinsure to SLD a 75% quota share, of their respective in-scope individual life insurance and annuities businesses. RLI, RLNY, and VRIAC will remain subsidiaries of Voya Financial. The reinsurance agreements along with the sale of the legal entities noted above (referred to as the "Individual Life Transaction") resulted in the disposition of substantially all of Voya Financial's life insurance and legacy non-retirement annuity businesses and related assets. Pursuant to the Individual Life Transaction, VRIAC's reserves related to legacy non-retirement annuity business as well as pension risk transfer products were ceded to SLD and related assets transferred.

Effective December 31, 2019, VRIAC’s sole shareholder, Voya Holdings, Inc., transferred ownership of Voya Institutional Plan Services, LLC (“VIPS”) and Voya Retirement Advisors, LLC (“VRA”) to VRIAC for no cash consideration. VIPS and VRA provide retirement recordkeeping and investment advisory services, respectively, and the transfer was made to more closely align recordkeeping and related activities of VRIAC’s retirement business. It also had the effect of reducing VRIAC's tax liability. In addition to these non-insurance subsidiaries, VRIAC owns the wholly-owned owned non-insurance subsidiary, Voya Financial Partners, LLC ("VFP").

On June 1, 2018, VRIAC's ultimate parent, Voya Financial, consummated a series of transactions (collectively, the "2018 Transaction'') pursuant to a Master Transaction Agreement dated December 20, 2017 (the "2018 MTA") with VA Capital Company LLC ("VA Capital") and Athene Holding Ltd. ("Athene"). As part of the 2018 Transaction, VA Capital's wholly owned subsidiary Venerable Holdings Inc. ("Venerable") acquired certain of Voya Financial's assets, including all of the shares of capital stock of Voya Insurance and Annuity Company ("VIAC"), the Company's Iowa-domiciled insurance affiliate, as well as the membership interests of DSL, the Company's former broker-dealer subsidiary. Following the closing of the 2018 Transaction, VRIAC acquired a 9.99% equity interest in VA Capital.

The Company offers qualified and nonqualified annuity contracts that include a variety of funding and payout options for individuals and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408, 457 and 501, as well as nonqualified deferred compensation plans and related services. The Company's products are offered primarily to

C-11

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

public and private school systems, higher education institutions, hospitals and healthcare facilities, not-for-profit organizations, state and local governments, small to mid-sized corporations and individuals. The Company also provides stable value investment options, including separate account guaranteed investment contracts (e.g., GICs) and synthetic GICs, to institutional clients. Pension risk transfer group annuity solutions were previously offered to institutional plan sponsors who needed to transfer their defined benefit plan obligations to the Company. The Company discontinued sales of these solutions in late 2016 to better align business activities to the Company's priorities. This business will be transferred as part of the Individual Life Transaction described above. The Company's products are generally distributed through independent brokers and advisors, third-party administrators, consultants, and representatives associated with Voya Financial's broker-dealer and investment advisor, Voya Financial Advisors, Inc. ("VFA").

On February 8, 2021, VFA entered into an agreement with Cetera Financial Group, Inc. (“Cetera”), one of the nation’s largest networks of independently managed broker-dealers, pursuant to which Cetera will acquire the independent financial planning channel of VFA (the “Financial Planning Channel Sale”). In connection with this transaction, VFA expects to transfer approximately 900 independent financial professionals serving retail customers with approximately $40 billion in assets to Cetera, while retaining approximately 600 field and phone-based financial professionals who support our business. The transaction is expected to close in the second or third quarter of 2021. The closing is subject to certain conditions, including the receipt of required regulatory approvals.

Products offered by the Company include deferred and immediate (i.e., payout) annuity contracts. The Company's products also include programs offered to qualified plans and nonqualified deferred compensation plans that package administrative and record-keeping services, participant education, and retirement readiness planning tools along with a variety of investment options, including proprietary and non-proprietary mutual funds and variable and fixed investment options. In addition, the Company offers wrapper agreements entered into with retirement plans, which contain certain benefit responsive guarantees (i.e., guarantees of principal and previously accrued interest for benefits paid under the terms of the plan) with respect to portfolios of plan-owned assets not invested with the Company. Stable value products are also provided to institutional plan sponsors where the Company may or may not be providing other employer sponsored products and services.

The Company has one operating segment.

Basis of Presentation

The accompanying Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

The Consolidated Financial Statements include the accounts of VRIAC and its wholly owned subsidiaries, VFP, VIPS, VRA and DSL (prior to June 1, 2018). Intercompany transactions and balances have been eliminated.

Significant Accounting Policies

Estimates and Assumptions

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates.

The Company has identified the following accounts and policies as the most significant in that they involve a higher degree of judgment, are subject to a significant degree of variability and/or contain significant accounting estimates:

•Reserves for future policy benefits;
•Deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA");
•Valuation of investments and derivatives;
•Impairments;
•Income taxes; and

C-12

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

•Contingencies.

Fair Value Measurement

The Company measures the fair value of its financial assets and liabilities based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk, including the Company's own credit risk. The estimate of fair value is the price that would be received to sell an asset or transfer a liability ("exit price") in an orderly transaction between market participants in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability. The Company uses a number of valuation sources to determine the fair values of its financial assets and liabilities, including quoted market prices, third-party commercial pricing services, third-party brokers, industry-standard, vendor-provided software that models the value based on market observable inputs, and other internal modeling techniques based on projected cash flows.

Investments

The accounting policies for the Company's principal investments are as follows:

Fixed Maturities and Equity Securities: The Company measures its equity securities at fair value and recognizes any changes in fair value in net income.

The Company's fixed maturities are currently designated as available-for-sale, except those accounted for using the fair value option ("FVO"). Available-for-sale securities are reported at fair value and unrealized capital gains (losses) on these securities are recorded directly in AOCI and presented net of related changes in DAC, VOBA and Deferred income taxes. In addition, certain fixed maturities have embedded derivatives, which are reported with the host contract on the Consolidated Balance Sheets.

In connection with funds withheld reinsurance treaties, the Company has elected the FVO for certain of its fixed maturities to better match the measurement of those assets and related embedded derivative liabilities in the Consolidated Statements of Operations. Certain collateralized mortgage obligations ("CMOs"), primarily interest-only and principal-only strips, are accounted for as hybrid instruments and valued at fair value with changes in the fair value recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations. Changes in fair value associated with derivatives purchased to hedge CMOs are also recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

Purchases and sales of fixed maturities and equity securities, excluding private placements, are recorded on the trade date. Purchases and sales of private placements and mortgage loans are recorded on the closing date. Investment gains and losses on sales of securities are generally determined on a first-in-first-out ("FIFO") basis.

Interest income on fixed maturities is recorded when earned using an effective yield method, giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Such dividends and interest income are recorded in Net investment income in the Consolidated Statements of Operations.

Included within fixed maturities are loan-backed securities, including residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS"). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single-class and multi-class mortgage-backed securities ("MBS") and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For prepayment-sensitive securities such as interest-only and principal-only strips, inverse floaters and credit-sensitive MBS and ABS securities, which represent beneficial interests in securitized financial assets that are not of high credit quality or that have been credit impaired, the effective yield is recalculated on a prospective basis. For all other MBS and ABS, the effective yield is recalculated on a retrospective basis.

C-13

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Short-term Investments: Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. These investments are stated at fair value.

Mortgage Loans on Real Estate: The Company's mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, net of allowance for credit losses. Amortized cost is the principal balance outstanding, net of deferred loan fees and costs. Accrued interest receivable is reported in Accrued investment income on the Consolidated Balance Sheets.

Mortgage loans are evaluated by the Company's investment professionals, including an appraisal of loan-specific credit quality, property characteristics and market trends. Loan performance is continuously monitored on a loan-specific basis throughout the year. The Company's review includes submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review evaluates whether the properties are performing at a consistent and acceptable level to secure the debt.

Management estimates the credit loss allowance balance using a factor-based method of probability of default and loss given default which incorporates relevant available information, from internal and external sources, relating to past events, current conditions, and reasonable and supportable forecasts. Included in the factor-based method are the consideration of debt type, capital market factors, and market vacancy rates, and loan-specific risk characteristics such as debt service coverage ratios
(“DSC”), loan-to-value (“LTV”), collateral size, seniority of the loan, segmentation, and property types.

The allowance for credit losses is a valuation account that is deducted from the loans’ amortized cost basis to present the net amount expected to be collected on the loans. The change in the allowance for credit losses is recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations. Loans are written off against the allowance when management believes the uncollectability of a loan balance is confirmed. Expected recoveries do not exceed the aggregate of amounts previously written-off and expected to be written-off.

Mortgages are rated for the purpose of quantifying the level of risk. Those loans with higher risk are placed on a watch list and are closely monitored for collateral deficiency or other credit events that may lead to a potential loss of principal or interest. The Company defines delinquent mortgage loans consistent with industry practice as 60 days past due.

Commercial mortgage loans are placed on non-accrual status when 90 days in arrears if the Company has concerns regarding the collectability of future payments, or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow, number of days past due, or various other circumstances. Based on an assessment as to the collectability of the principal, a determination is made either to apply against the book value or apply according to the contractual terms of the loan. Funds recovered in excess of book value would then be applied to recover expenses, impairments, and then interest. Accrual of interest resumes after factors resulting in doubts about collectability have improved.

For those mortgages that are determined to require foreclosure, expected credit losses are based on the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure. Property obtained from foreclosed mortgage loans is recorded in Other investments on the Consolidated Balance Sheets.

Policy Loans: Policy loans are carried at an amount equal to the unpaid balance. Interest income on such loans is recorded as earned in Net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are collateralized by the cash surrender value of the associated insurance contracts. Any unpaid principal or interest on the loan is deducted from the account value or the death benefit prior to settlement of the policy.

Limited Partnerships/Corporations: The Company uses the equity method of accounting for investments in limited partnership interests, which consist primarily of private equity and hedge funds. Generally, the Company records its share of earnings using a lag methodology, relying on the most recent financial information available, generally not to exceed three months. The Company's earnings from limited partnership interests accounted for under the equity method are recorded in Net investment income.

C-14

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Securities Pledged: The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions, through a lending agent, for short periods of time. The Company has the right to approve any institution with whom the lending agent transacts on its behalf. Initial collateral, primarily cash, is required at a rate of 102% of the market value of the loaned securities. The lending agent retains the collateral and invests it in short-term liquid assets on behalf of the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. The lending agent indemnifies the Company against losses resulting from the failure of a counterparty to return securities pledged where collateral is insufficient to cover the loss.

Impairments

The Company evaluates its available-for-sale general account investments quarterly to determine whether a decline in fair value below the amortized cost basis has resulted from credit loss or other factors. This evaluation process entails considerable judgment and estimation. Factors considered in this analysis include, but are not limited to, the extent to which the fair value has been less than amortized cost, the issuer's financial condition and near-term prospects, future economic conditions and market forecasts, interest rate changes and changes in ratings of the security. A severe unrealized loss position on a fixed maturity may not have any impact on: (a) the ability of the issuer to service all scheduled interest and principal payments and (b) the evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected.

When assessing the Company's intent to sell a security, or if it is more likely than not it will be required to sell a security before recovery of its amortized cost basis, management evaluates facts and circumstances such as, but not limited to, decisions to rebalance the investment portfolio and sales of investments to meet cash flow or capital needs.

When the Company has determined it has the intent to sell, or if it is more likely than not that the Company will be required to sell a security before recovery of its amortized cost basis, and the fair value has declined below amortized cost ("intent impairment"), management evaluates facts and circumstances such as, but not limited to, the individual security is written down from amortized cost to fair value, and a corresponding charge is recorded in Net realized capital gains (losses) in the Consolidated Statements of Operations as Impairments.

For available-for-sale securities that do not meet the intent impairment criteria but the Company has determined that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss allowance is recorded for the credit loss, limited by the amount that the fair value is less than the amortized cost basis. Any impairment that has not been recorded through an allowance for credit losses is recognized in Other comprehensive income (loss).

The Company uses the following methodology and significant inputs in determining whether a credit loss exists:

•When determining collectability and the period over which the value is expected to recover for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the Company applies the same considerations utilized in its overall impairment evaluation process, which incorporates information regarding the specific security, the industry and geographic area in which the issuer operates and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from the Company's best estimates of likely scenario-based outcomes, after giving consideration to a variety of variables that includes, but is not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the unique features that apply to certain structured securities, such as subprime, Alt-A, non-agency RMBS, CMBS and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; loan-to-value ratios; debt service coverage ratios; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

C-15

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

•When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the Company considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, the Company considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process, which incorporates available information and the Company's best estimate of scenario-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates; and the overall macroeconomic conditions.
•The Company performs a discounted cash flow analysis comparing the current amortized cost of a security to the present value of future cash flows expected to be received, including estimated defaults and prepayments. The discount rate is generally the effective interest rate of the fixed maturity prior to impairment.

Changes in the allowance for credit losses are recorded in Net realized capital gains (losses) as Impairments in the Consolidated
Statements of Operations. Losses are charged against the allowance when the Company believes the uncollectability of an available-for-sale security is confirmed or when either of the criteria regarding intent or requirement to sell is met.

Accrued interest receivable on available-for-sale securities is excluded from the estimate of credit losses.

Derivatives

The Company's use of derivatives is limited mainly to economic hedging to reduce the Company's exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, exchange rate risk and market risk. It is the Company's policy not to offset amounts recognized for derivative instruments and amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral arising from derivative instruments executed with the same counterparty under a master netting arrangement, which provides the Company with the legal right of offset. However, in accordance with the Chicago
Mercantile Exchange ("CME") rules related to the variation margin payments, the Company is required to adjust the derivative balances with the variation margin payments related to its cleared derivatives executed through CME.

The Company enters into interest rate, equity market, credit default and currency contracts, including swaps, futures, forwards, caps, floors and options, to reduce and manage various risks associated with changes in value, yield, price, cash flow or exchange rates of assets or liabilities held or intended to be held, or to assume or reduce credit exposure associated with a referenced asset, index or pool. The Company also utilizes options and futures on equity indices to reduce and manage risks associated with its annuity products. Derivative contracts are reported as Derivatives assets or liabilities on the Consolidated Balance Sheets at fair value. Changes in the fair value of derivatives are recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (a) a hedge of the exposure to changes in the estimated fair value of a recognized asset or liability or an identified portion thereof that is attributable to a particular risk ("fair value hedge") or (b) a hedge of a forecasted transaction or of the variability of cash flows that is attributable to interest rate risk to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

•Fair Value Hedge:  For derivative instruments that are designated and qualify as a fair value hedge, the entire change in the fair value of the hedging instrument included in the assessment of hedge effectiveness is recorded in the same line item in the Consolidated Statements of Operations as impacted by the hedged item.

•Cash Flow Hedge: For derivative instruments that are designated and qualify as a cash flow hedge, the entire change in the fair value of the hedging instrument included in the assessment of hedge effectiveness is reported as a component

C-16

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

of AOCI. Those amounts are subsequently reclassified to earnings when the hedged item affects earnings, and are reported in the same line item in the Consolidated Statements of Operations as impacted by the hedged item.

Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. The ineffective portion of a hedging relationship subject to hedge accounting is recognized in Net realized capital gains (losses) in the Consolidated Statements of Operations.

When hedge accounting is discontinued because it is determined that the derivative is no longer expected to be highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the Consolidated Balance Sheets at its estimated fair value, with subsequent changes in estimated fair value recognized currently in Other net realized capital gains (losses). The carrying value of the hedged asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in Other comprehensive income (loss) related to discontinued cash flow hedges are released into the Consolidated Statements of Operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date, or within two months of that date, the derivative continues to be carried on the Consolidated Balance Sheets at its estimated fair value, with changes in estimated fair value recognized currently in Other net realized capital gains (losses). Derivative gains and losses recorded in Other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in Other net realized capital gains (losses).

The Company also has investments in certain fixed maturities and has issued certain annuity products that contain embedded derivatives for which fair value is at least partially determined by levels of or changes in domestic and/or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. Embedded derivatives within fixed maturities are included with the host contract on the Consolidated Balance Sheets, and changes in the fair value of the embedded derivatives are recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations. Embedded derivatives within certain annuity products are included in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets, and changes in the fair value of the embedded derivatives are recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

In addition, the Company has entered into coinsurance with funds withheld reinsurance arrangements, accounted for under the deposit method, that contain embedded derivatives, the fair value of which is based on the change in the fair value of the underlying assets held in trust. The embedded derivatives within the reinsurance agreements are reported in Other liabilities on the Consolidated Balance Sheets, and changes in the fair value of the embedded derivatives are recorded in Interest credited and other benefits to contract owners/policyholders in the Consolidated Statements of Operations.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks and other highly liquid investments, such as money market instruments and debt instruments with maturities of three months or less at the time of purchase. Cash and cash equivalents are stated at fair value.

Deferred Policy Acquisition Costs and Value of Business Acquired

DAC represents policy acquisition costs that have been capitalized and are subject to amortization and interest. Capitalized costs are incremental, direct costs of contract acquisition and certain other costs related directly to successful acquisition activities. Such costs consist principally of commissions, underwriting, sales and contract issuance and processing expenses directly related to the successful acquisition of new and renewal business. Indirect or unsuccessful acquisition costs, maintenance, product development and overhead expenses are charged to expense as incurred. VOBA represents the outstanding value of in-force business acquired and is subject to amortization and interest. The value is based on the present value of estimated net cash flows embedded in the insurance contracts at the time of the acquisition and increased for

C-17

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

subsequent deferrable expenses on purchased policies. DAC and VOBA are adjusted for the impact of unrealized capital gains (losses) on investments, as if such gains (losses) have been realized, with corresponding adjustments included in AOCI.

Amortization Methodologies
The Company amortizes DAC and VOBA related to fixed and variable deferred annuity contracts over the estimated lives of the contracts in relation to the emergence of estimated gross profits. Assumptions as to mortality, persistency, interest crediting rates, fee income, returns associated with separate account performance, impact of hedge performance, expenses to administer the business and certain economic variables, such as inflation, are based on the Company's experience and overall capital markets. At each valuation date, estimated gross profits are updated with actual gross profits, and the assumptions underlying future estimated gross profits are evaluated for continued reasonableness. Adjustments to estimated gross profits require that amortization rates be revised retroactively to the date of the contract issuance ("unlocking").

Recoverability testing is performed for current issue year products to determine if gross profits are sufficient to cover DAC and VOBA, estimated benefits and related expenses. In subsequent years, the Company performs testing to assess the recoverability of DAC and VOBA on an annual basis, or more frequently if circumstances indicate a potential loss recognition issue exists. If DAC or VOBA are not deemed recoverable from future gross profits, charges will be applied against DAC or VOBA balances before an additional reserve is established.

Internal Replacements
Contract owners may periodically exchange one contract for another, or make modifications to an existing contract. These transactions are identified as internal replacements. Internal replacements that are determined to result in substantially unchanged contracts are accounted for as continuations of the replaced contracts. Any costs associated with the issuance of the new contracts are considered maintenance costs and expensed as incurred. Unamortized DAC and VOBA related to the replaced contracts continue to be deferred and amortized in connection with the new contracts. Internal replacements that are determined to result in contracts that are substantially changed are accounted for as extinguishments of the replaced contracts, and any unamortized DAC and VOBA related to the replaced contracts are written off to Net amortization of Deferred policy acquisition costs and Value of business acquired in the Consolidated Statements of Operations.

Assumptions
Changes in assumptions can have a significant impact on DAC and VOBA balances, amortization rates, reserve levels, and results of operations. Assumptions are management's best estimate of future outcome.

Several assumptions are considered significant in the estimation of gross profits associated with the Company's variable products. One significant assumption is the assumed return associated with the variable account performance. To reflect the volatility in the equity markets, this assumption involves a combination of near-term expectations and long-term assumptions regarding market performance. The overall return on the variable account is dependent on multiple factors, including the relative mix of the underlying sub-accounts among bond funds and equity funds, as well as equity sector weightings. The Company uses a reversion to the mean approach, which assumes that the market returns over the entire mean reversion period are consistent with a long-term level of equity market appreciation. The Company monitors market events and only changes the assumption when sustained deviations are expected. This methodology incorporates a 9% long-term equity return assumption, a 14% cap and a five-year look-forward period.

Other significant assumptions used in the estimation of gross profits for products with credited rates include interest rate spreads and credit losses. Estimated gross profits of variable annuity contracts are sensitive to estimated policyholder behavior assumptions, such as surrender, lapse and annuitization rates.

Contract Costs Associated with Certain Financial Services Contracts

Contract cost assets represent costs incurred to obtain or fulfill a non-insurance contract that are expected to be recovered and, thus, have been capitalized and are subject to amortization. Capitalized contract costs include incremental costs of obtaining a contract and fulfillment costs that relate directly to a contract and generate or enhance resources of the Company that are used to satisfy performance obligations.

C-18

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Capitalized contract costs are included in Other assets on the Consolidated Balance Sheets, and costs expensed as incurred are included in Operating expenses in the Consolidated Statements of Operations.

As of December 31, 2020 and 2019, contract cost assets were $105 and $109, respectively. Capitalized contract costs are amortized on a straight-line basis over the estimated lives of the contracts, which typically range from 5 to 15 years. For the years ended December 31, 2020 and 2019, amortization expenses of $19 and $23, respectively, were recorded in Operating expenses in the Consolidated Statements of Operations. There was no impairment loss in relation to the contract costs capitalized.

Future Policy Benefits and Contract Owner Account Balances

Future Policy Benefits
The Company establishes and carries actuarially-determined reserves that are calculated to meet its future obligations, including estimates of unpaid claims and claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The principal assumptions used to establish liabilities for future policy benefits are based on Company experience and periodically reviewed against industry standards. These assumptions include mortality, morbidity, policy lapse, contract renewal, payment of subsequent premiums or deposits by the contract owner, retirement, investment returns, inflation, benefit utilization and expenses. Changes in, or deviations from, the assumptions used can significantly affect the Company's reserve levels and related results of operations.

Reserves for payout contracts with life contingencies are equal to the present value of expected future payments. Assumptions as to interest rates, mortality and expenses are based on the Company's estimates of anticipated experience at the period the policy is sold or acquired, including a provision for adverse deviation. Such assumptions generally vary by annuity plan type, year of issue and policy duration. Interest rates used to calculate the present value of future benefits ranged from 2.3% to 5.3%.

Although assumptions are "locked-in" upon the issuance of payout contracts with life contingencies, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are determined based on best estimate assumptions that exist at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

Contract Owner Account Balances
Contract owner account balances relate to investment-type contracts, as follows:

•Account balances for funding agreements with fixed maturities are calculated using the amount deposited with the Company, less withdrawals, plus interest accrued to the ending valuation date. Interest on these contracts is accrued by a predetermined index, plus a spread or a fixed rate, established at the issue date of the contract.
•Account balances for fixed annuities and payout contracts without life contingencies are equal to cumulative deposits, less charges and withdrawals, plus credited interest thereon. Credited interest rates vary by product and ranged up to 4.3% for the year 2020, and 5.3% for the years 2019 and 2018. Account balances for group immediate annuities without life contingent payouts are equal to the discounted value of the payment at the implied break-even rate.
•For fixed-indexed annuity ("FIA"), the aggregate initial liability is equal to the deposit received, plus a bonus, if applicable, and is split into a host component and an embedded derivative component. Thereafter, the host liability accumulates at a set interest rate, and the embedded derivative liability is recognized at fair value.

Product Guarantees and Additional Reserves
The Company calculates additional reserve liabilities for certain variable annuity guaranteed benefits and variable funding products. The Company periodically evaluates its estimates and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. Changes in, or deviations from, the assumptions used can significantly affect the Company's reserve levels and related results of operations.

GMDB:    Reserves for annuity guaranteed minimum death benefits ("GMDB") are determined by estimating the value of expected benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Expected experience is based on a range of scenarios. Assumptions used, such as the long-term equity market return, lapse rate and mortality, are consistent with assumptions used in estimating gross profits for the

C-19

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

purpose of amortizing DAC. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the Standard & Poor's ("S&P") 500 Index. Reserves for GMDB are recorded in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets. Changes in reserves for GMDB are reported in Interest credited and other benefits to contract owners/policyholders in the Consolidated Statements of Operations.

FIA: The Company issued FIA contracts that contain embedded derivatives that are measured at estimated fair value separately from the host contracts. Such embedded derivatives are recorded in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets. Changes in estimated fair value, that are not related to attributed fees or premiums collected or payments made, are reported in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

The estimated fair value of the embedded derivative in the FIA contracts is based on the present value of the excess of interest payments to the contract owners over the growth in the minimum guaranteed contract value. The excess interest payments are determined as the excess of projected index driven benefits over the projected guaranteed benefits. The projection horizon is over the anticipated life of the related contracts, which takes into account best estimate actuarial assumptions, such as partial withdrawals, full surrenders, deaths, annuitizations and maturities.

Stabilizer and MCG: Guaranteed credited rates give rise to an embedded derivative in the Stabilizer products and a stand-alone derivative for managed custody guarantee products ("MCG"). These derivatives are measured at estimated fair value and recorded in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets. Changes in estimated fair value, that are not related to attributed fees collected or payments made, are reported in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

The estimated fair value of the Stabilizer embedded derivative and MCG stand-alone derivative is determined based on the present value of projected future claims, minus the present value of future guaranteed premiums. At inception of the contract, the Company projects a guaranteed premium to be equal to the present value of the projected future claims. The income associated with the contracts is projected using actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are projected under multiple capital market scenarios using observable risk-free rates and other best estimate assumptions.

The liabilities for the FIA and Stabilizer embedded derivatives and the MCG stand-alone derivative (collectively, "guaranteed benefit derivatives") include a risk margin to capture uncertainties related to policyholder behavior assumptions. The margin represents additional compensation a market participant would require to assume these risks.

The discount rate used to determine the fair value of the liabilities for FIA and Stabilizer embedded derivatives and the MCG stand-alone derivative includes an adjustment to reflect the risk that these obligations will not be fulfilled ("nonperformance risk").

Separate Accounts

Separate account assets and liabilities generally represent funds maintained to meet specific investment objectives of contract owners or participants who bear the investment risk, subject, in limited cases, to minimum guaranteed rates. Investment income and investment gains and losses generally accrue directly to such contract owners. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company or its affiliates.

Separate account assets supporting variable options under variable annuity contracts are invested, as designated by the contract owner or participant under a contract, in shares of mutual funds that are managed by the Company, or its affiliates, or in other selected mutual funds not managed by the Company, or its affiliates.

The Company reports separately, as assets and liabilities, investments held in the separate accounts and liabilities of separate accounts if:

•Such separate accounts are legally recognized;

C-20

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

•Assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
•Investments are directed by the contract owner or participant; and
•All investment performance, net of contract fees and assessments, is passed through to the contract owner.

The Company reports separate account assets that meet the above criteria at fair value on the Consolidated Balance Sheets based on the fair value of the underlying investments. The underlying investments include mutual funds, short term investments, cash and fixed maturities. Separate account liabilities equal separate account assets. Investment income and net realized and unrealized capital gains (losses) of the separate accounts, however, are not reflected in the Consolidated Statements of Operations, and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts.

Repurchase Agreements

The Company engages in dollar repurchase agreements with MBS ("dollar rolls") and repurchase agreements with other collateral types to increase its return on investments and improve liquidity. Such arrangements meet the requirements to be accounted for as financing arrangements.

The Company enters into dollar roll transactions by selling existing MBS and concurrently entering into an agreement to repurchase similar securities within a short time frame at a lower price. Under repurchase agreements, the Company borrows cash from a counterparty at an agreed upon interest rate for an agreed upon time frame and pledges collateral in the form of securities. At the end of the agreement, the counterparty returns the collateral to the Company, and the Company, in turn, repays the loan amount along with the additional agreed upon interest.

The Company's policy requires that at all times during the term of the dollar roll and repurchase agreements that cash or other collateral types obtained is sufficient to allow the Company to fund substantially all of the cost of purchasing replacement assets. Cash received is generally invested in Short-term investments, with the offsetting obligation to repay the loan included within Payables under securities loan agreements, including collateral held on the Consolidated Balance Sheets. The carrying value of the securities pledged in dollar rolls and repurchase agreement transactions is included in Securities pledged on the Consolidated Balance Sheets.

Recognition of Revenue

Insurance Revenue and Related Benefits
Premiums related to payouts contracts with life contingencies are recognized in Premiums in the Consolidated Statements of Operations when due from the contract owner. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded in Interest credited and other benefits to contract owners/policyholders in the Consolidated Statements of Operations when incurred.

Amounts received as payment for investment-type, fixed annuities, payout contracts without life contingencies and FIA contracts are reported as deposits to contract owner account balances. Revenues from these contracts consist primarily of fees assessed against the contract owner account balance for mortality and policy administration charges and are reported in Fee income. Surrender charges are reported in Other revenue. In addition, the Company earns investment income from the investment of contract deposits in the Company's general account portfolio, which is reported in Net investment income in the Consolidated Statements of Operations. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the expected life of the related contracts in proportion to estimated gross profits in a manner consistent with DAC for these contracts. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration and interest credited to contract owner account balances.

C-21

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Financial Services Revenue
Revenue for various financial services is measured based on consideration specified in a contract with a customer and is recognized when the Company has satisfied a performance obligation. For advisory, recordkeeping and administration services of $423 and $405 for the years ended December 31, 2020 and 2019, respectively, the Company recognizes revenue as services are provided, generally over time. For distribution and shareholder servicing revenue of $158 and $82 for the years ended December 31, 2020 and 2019, respectively, the Company provides distribution services at a point in time and shareholder services over time. Contract terms are typically less than one year, and consideration is variable.

For a description of principal activities from which the Company generates revenue, see the Business section above for further information.

For the years ended December 31, 2020 and 2019, such revenue represents approximately 23.4% and 19.7% respectively, of total revenue. For the years ended December 31, 2020 and 2019, a portion of the revenue recognized in the current period from distribution services is related to performance obligations satisfied in previous periods. Revenue for various financial services is recorded in Fee income or Other revenue in the Consolidated Statements of Operations. Receivables of $88 and $97 are included in Other assets on the Consolidated Balance Sheets as of December 31, 2020 and 2019, respectively.

Income Taxes

The Company uses certain assumptions and estimates in determining (a) the income taxes payable or refundable to/from Voya Financial, Inc. for the current year, (b) the provision for income taxes and (c) the deferred income tax assets and liabilities.

The provision for income taxes is based on income and expense reported in the financial statements after adjustments for permanent differences between our financial statements and consolidated federal income tax return. Permanent differences include the dividends received deduction. As a result of permanent differences, the effective tax rate reflected in the financial statements may be different than the actual rate in the income tax return.

Temporary differences between our financial statements and income tax return create deferred tax assets and liabilities. Deferred tax assets represent the tax benefit of future deductible temporary differences, net operating loss carryforwards and tax credit carryforwards. The Company's deferred tax assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. The Company evaluates and tests the recoverability of its deferred tax assets. Deferred tax assets are reduced by a valuation allowance if, based on the weight of evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including the nature and character of the deferred tax assets and liabilities, the amount and character of book income or losses in recent years, projected future taxable income and future reversals of temporary differences, tax planning strategies we would employ to avoid a tax benefit from expiring unused, and the length of time carryforwards can be utilized.

We recognize the tax benefit from an uncertain tax position only if it is more likely than not to be sustained under examination by the applicable taxing authority. The Company also considers positions that have been reviewed and agreed to as part of an examination by the applicable taxing authority. For items that meet the more-likely-than-not recognition threshold, the Company measures the tax position as the largest amount of benefit that is more than 50% likely to be realized upon ultimate resolution with the applicable tax authority that has full knowledge of all relevant information.

Reinsurance

The Company utilizes reinsurance agreements in most aspects of its insurance business to reduce its exposure to large losses. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured.

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk. The Company reviews contractual features, particularly those that may limit the amount of

C-22

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. The assumptions used to account for long-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded Future policy benefits and contract owner account balances are reported gross on the Consolidated Balance Sheets.

Long-duration: For reinsurance of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid and benefits received related to the underlying contracts is included in the expected net cost of reinsurance, which is recorded as a component of the reinsurance asset or liability. Any difference between actual and expected net cost of reinsurance is recognized in the current period and included as a component of profits used to amortize DAC.
If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in Other liabilities, and deposits made are included in Other assets on the Consolidated Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as Other revenues or Operating expenses in the Consolidated Statements of Operations, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through Other revenues or Other expenses, as appropriate.

Accounting for reinsurance requires use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance. The Company also evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers.

Reinsurance recoverable balances are reported net of the allowance for credit losses in the Company’s Consolidated Balance Sheets. Management estimates the credit loss allowance balance using a factor-based method of probability of default and loss given default which incorporates relevant available information, from internal and external sources, relating to past events, current conditions, and reasonable and supportable forecasts. Included in the factor-based method are the consideration of capital market factors, counterparty financial information and ratings, and reinsurance agreement-specific risk characteristics such as collateral type, collateral size, and covenant strength.

The allowance for credit losses is a valuation account that is deducted from the reinsurance recoverable balance to present the net amount expected to be collected on the reinsurance recoverable. The change in the allowance for credit losses is recorded in
Policyholder benefits in the Consolidated Statements of Operations.

Current reinsurance recoverable balances and payable balances under reinsurance agreements are included in Premiums receivable and reinsurance recoverable and Other liabilities, respectively. Such assets and liabilities relating to reinsurance agreements with the same reinsurer are recorded net on the Consolidated Balance Sheets if a right of offset exists within the reinsurance agreement. Premiums, Fee income and Interest credited and other benefits to contract owners/policyholders are reported net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in Other revenue.

The Company utilizes reinsurance agreements, accounted for under the deposit method, to manage reserve and capital requirements in connection with a portion of its deferred annuities business. The agreements contain embedded derivatives for which carrying value is estimated based on the change in the fair value of the assets supporting the funds withheld under the agreements.

The Company currently has a significant concentration of ceded reinsurance with a subsidiary of Lincoln National Corporation ("Lincoln") arising from the disposition of its individual life insurance business.

Employee Benefits Plans

The Company, in conjunction with Voya Services Company, sponsors non-qualified defined benefit pension plans covering eligible employees, sales representatives and other individuals.

A defined benefit plan is a pension plan that defines an amount of pension benefit that an employee will receive upon retirement, usually dependent on one or more factors such as age, years of service and compensation. The liability recognized in

C-23

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

respect of non-qualified defined benefit pension plans is the present value of the projected pension benefit obligation ("PBO") at the balance sheet date, together with adjustments for unrecognized past service costs. This liability is included in Other liabilities on the Consolidated Balance Sheets. The PBO is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The Company recognizes the funded status of the PBO for pension plans on the Consolidated Balance Sheets.

Net periodic benefit cost for the non-qualified defined benefit pension plans is determined using management estimates and actuarial assumptions to derive service cost and interest cost for a particular year and is included in Operating expenses in the Consolidated Statements of Operations. The obligations and expenses associated with these plans require use of assumptions, such as discount rate and rate of future compensation increases and healthcare cost trend rates, as well as assumptions regarding participant demographics, such as age of retirements, withdrawal rates and mortality. Management determines these assumptions based on a variety of factors, such as currently available market and industry data and expected benefit payout streams. Actual results could vary significantly from assumptions based on changes, such as economic and market conditions, demographics of participants in the plans and amendments to benefits provided under the plans. These differences may have a significant effect on the Company's Consolidated Financial Statements and liquidity. Actuarial gains (losses) are immediately recognized in Operating expenses in the Consolidated Statements of Operations.

Contingencies

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Examples of loss contingencies include pending or threatened adverse litigation, threat of expropriation of assets and actual or possible claims and assessments. Amounts related to loss contingencies are accrued and recorded in Other liabilities on the Consolidated Balance Sheets if it is probable that a loss has been incurred and the amount can be reasonably estimated, based on the Company's best estimate of the ultimate outcome.

Adoption of New Pronouncements

The following table provides a description of the Company's adoption of new ASUs issued by the Financial Accounting Standards Board and the impact of the adoption on the Company's financial statements.

Standard	Description of Requirements	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2018-14, Changes to the Disclosure Requirements for Defined Benefit Plans	This standard, issued in August 2018, eliminates certain disclosure requirements that are no longer considered cost beneficial and requires new disclosures that are considered relevant.	December 31, 2020 using the retrospective method.	Adoption of the ASU had no effect on the
Company's financial condition, results of
operations, or cash flows. The adoption results in various disclosure changes that have been included in Note 11, Benefit Plans.

C-24

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Standard	Description of Requirements	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2018-15, Implementation Costs Incurred in a Cloud Computing Arrangement that is a Service Contract	This standard, issued in August 2018, requires a customer in a hosting arrangement that is a service contract to follow the guidance for internal-use software projects to determine which implementation costs to capitalize as an asset. Capitalized implementation costs are required to be expensed over the term of the hosting arrangement. In addition, a customer is required to apply the impairment and abandonment guidance for long-lived assets to the capitalized implementation costs. Balances related to capitalized implementation costs must be
	presented in the same financial statement line items as other hosting arrangement balances, and additional disclosures are required.	January 1, 2020 using the prospective method.	Adoption of the ASU did not have a material impact on the Company's financial condition, results of operations, or cash flows.
ASU 2018-13, Changes to the Disclosure Requirements for Fair Value Measurement	This standard, issued in August 2018, simplifies certain disclosure requirements for fair value measurement.	January 1, 2020 using the transition method prescribed for each applicable provision.
Adoption of this ASU had no effect on the
Company's financial condition, results of
operations, or cash flows. The adoption
resulted in various disclosure changes that
have been included in Note 4, Fair Value
Measurements.

ASU 2016-13, Measurement of Credit Losses on Financial Instruments	This standard, issued in June 2016:
• Introduces a new current expected credit loss ("CECL") model to measure impairment on certain types of financial instruments,
• Requires an entity to estimate lifetime expected credit losses, under the new CECL model, based on relevant information about historical events, current conditions, and reasonable and supportable forecasts,
• Modifies the impairment model for available-for-sale debt securities, and
• Provides a simplified accounting model
for purchased financial assets with credit deterioration since their origination.
In addition, the FASB issued various amendments during 2018, 2019, and 2020 to clarify the provisions of ASU 2016-13.	January 1, 2020, using the modified retrospective method for financial assets measured at amortized cost and the prospective method for available-for-sale debt securities.	The Company recorded a $8 decrease, net
of tax, to Unappropriated retained earnings
as of January 1, 2020 for the cumulative
effect of adopting ASU 2016-13. The
transition adjustment includes recognition
of an allowance for credit losses of $12
related to mortgage loans, net of the effect
of DAC/VOBA and other intangibles of
$2 and deferred income taxes of $2.

The provisions that required prospective
adoption had no effect on the Company's
financial condition, results of operations,
or cash flows.

In addition, disclosures have been updated
to reflect accounting policy changes made
as a result of the implementation of ASU
2016-13. (See the Significant Accounting
Policies section.)

Comparative information has not been
adjusted and continues to be reported under
previously applicable U.S. GAAP.

C-25

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Standard	Description of Requirements	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2018-02, Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income	This standard, issued in February 2018, permits a reclassification from accumulated other comprehensive income ("AOCI") to retained earnings for stranded tax effects resulting from the Tax Cuts and Jobs Act of 2017 ("Tax Reform"). Stranded tax effects arise because U.S. GAAP requires that the impact of a change in tax laws or rates on deferred tax liabilities and assets be reported in net income, even if related to items recognized within accumulated other comprehensive income. The amount of the reclassification would be based on the difference between the historical corporate income tax rate and the newly enacted 21% corporate income tax rate, applied to deferred tax liabilities and assets reported within accumulated other comprehensive income.	January 1, 2019 with the change reported in the period of adoption.	The impact to the January 1, 2019 Consolidated Balance Sheet was an increase to AOCI of $137, with a corresponding decrease to Retained earnings. The ASU did not have a material impact on the Company's results of operations, cash flows, or disclosures.
ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities	This standard, issued in August 2017, enables entities to better portray risk management activities in their financial statements, as follows:
• Expands an entity's ability to hedge nonfinancial and financial risk components and reduces complexity in accounting for fair value hedges of interest rate risk,
• Eliminates the requirement to separately measure and report hedge ineffectiveness and generally requires the entire change in the fair value of a hedging instrument to be presented in the same income statement line as the hedged item, and
• Eases certain documentation and assessment requirements and modifies the accounting for components excluded from the assessment of hedge effectiveness, and modifies required disclosures.

	In October 2018, the FASB issued an amendment which expands the list of U.S. benchmark interest rates permitted in the application of hedge accounting.	January 1, 2019, using the modified retrospective method, with the exception of the presentation and disclosure requirements which were adopted prospectively.
The adoption had no effect on the Company's financial condition, results of operations, or cash flows. As a result of the adoption, the Company has updated its Derivatives accounting policy with respect to fair value and cash flow hedges. Other required disclosure changes have been included in Note 3, Derivative Financial Instruments.

C-26

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Standard	Description of Requirements	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-02, Leases	This standard, issued in February 2016, requires lessees to recognize a right-of-use asset and a lease liability for all leases with terms of more than 12 months. The lease liability will be measured as the present value of the lease payments, and the asset will be based on the liability. For income statement purposes, expense recognition will depend on the lessee's classification of the lease as either finance, with a front-loaded amortization expense pattern similar to current capital leases, or operating, with a straight-line expense pattern similar to current operating leases. Lessor accounting will be similar to the current model, and lessors will be required to classify leases as operating, direct financing, or sales-type.

	ASU 2016-02 also replaces the sale-leaseback guidance to align with the new revenue recognition standard, addresses statement of operation and statement of cash flow classification, and requires additional disclosures for all leases. In addition, the FASB issued various amendments during 2018 to clarify and simplify the provisions and implementation guidance of ASU 2016-02.	January 1, 2019 using the modified retrospective method.	The adoption did not have a material impact on the Company's financial condition, results of operations, or cash flows.
ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities	This standard, issued in January 2016, addresses certain aspects of recognition, measurement, presentation, and disclosure of financial instruments, including requiring:
• Equity investments (except those consolidated or accounted for under the equity method) to be measured at fair value with changes in fair value recognized in net income.
	• Elimination of the disclosure of methods and significant assumptions used to estimate the fair value for financial instruments measured at amortized cost.	January 1, 2018 using the modified retrospective method, except for certain provisions that were required to be applied using the prospective method.	The impact to the January 1, 2018 Consolidated Balance Sheet was a $12 increase, net of tax, to Retained earnings (deficit) with a corresponding decrease of $12, net of tax, to AOCI to recognize the unrealized gain associated with Equity securities. The provisions that required prospective adoption had no effect on the Company's financial condition, results of operations, or cash flows. Under previous guidance, prior to January 1, 2018, Equity securities were classified as available for sale with changes in fair value recognized in Other comprehensive income.

C-27

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Standard	Description of Requirements	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2014-09, Revenue from Contracts with Customers	This standard, issued in May 2014, requires an entity to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. Revenue is recognized when, or as, the entity satisfies a performance obligation under the contract. ASU 2014-09 also updated the accounting for certain costs associated with obtaining and fulfilling contracts with customers and requires disclosures regarding the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers. In addition, the FASB issued various amendments during 2016 to clarify the provisions and implementation guidance of ASU 2014-09. Revenue recognition for insurance contracts and financial instruments is explicitly scoped out of the guidance.	January 1, 2018 using the modified retrospective method.	The adoption had no impact on revenue recognition. However, the adoption resulted in a $95 increase in Other assets to capitalize costs to obtain and fulfill certain financial services contracts. This adjustment was offset by a related $19 increase in deferred tax liabilities, resulting in a net $76 increase to Retained earnings (deficit) on the Consolidated Balance Sheet as of January 1, 2018. In addition, disclosures have been updated to reflect accounting policy changes made as a result of the implementation of ASU 2014-09. (See the Significant Accounting Policies section.)

Comparative information has not been adjusted and continues to be reported under previous revenue recognition guidance. As of December 31, 2018, the adoption of ASU 2014-09 resulted in a $105 increase in Other assets, reduced by a related $22 decrease in Deferred income taxes, resulting in a net $83 increase to Retained earnings (deficit) on the Consolidated Balance Sheet. For the year ended December 31, 2018 , the adoption resulted in a $3 increase in Operating expenses on the Consolidated Statement of Operations and had no impact on Net cash provided by operating activities.

Future Adoption of Accounting Pronouncements

The following table provides a description of future adoptions of new accounting standards that may have an impact on the Company's financial statements when adopted:

Standard	Description of Requirements	Effective date and transition provisions	Effect on the financial statements or other significant matters
ASU 2020-04, Reference Rate Reform
This standard, issued in March 2020, provides
temporary optional expedients and exceptions
for applying U.S. GAAP principles to contracts,
hedging relationships, and other transactions
affected by reference rate reform if certain
criteria are met.

In January, 2021, the FASB issued ASU
2021-01 which clarified the scope of relief
related to ASU 2020-04.
The amendments are effective as of March 12, 2020, the issuance date of the ASU. An entity may elect to apply the amendments prospectively through December 31, 2022.	The Company expects that
it will elect to apply some of
the expedients and
exceptions provided in ASU
2020-04; however, the
Company is still evaluating
the guidance, and therefore,
the impact of the adoption
of ASU 2020-04 on the
Company’s financial
condition and results of
operations has not yet been
determined.

C-28

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Standard	Description of Requirements	Effective date and transition provisions	Effect on the financial statements or other significant matters
ASU 2019-12, Simplifying the Accounting for Income Taxes	This standard, issued in December 2019,
simplifies the accounting for income taxes by
eliminating certain exceptions to the general
principles and simplifying several aspects of
ASC 740, Income taxes, including requirements
related to the following:
• The intraperiod tax allocation exception to
the incremental approach,
• The tax basis step-up in goodwill obtained in
a transaction that is not a business combination,
• Hybrid tax regimes,
• Ownership changes in investments - changes
from a subsidiary to an equity method investment,
• Separate financial statements of entities not
subject to tax,
• Interim-period accounting for enacted
changes in tax law, and
• The year-to-date loss limitation in interimperiod tax accounting.	January 1, 2021 with early
adoption permitted. Early
adoption in an interim
period must reflect any
adjustments as of the
beginning of the annual
period. Initial adoption of
ASU 2019-12 is required
to be reported on a
prospective basis, except
for certain provisions that
are required to be applied
retrospectively or
modified retrospectively.	The Company intends to
adopt ASU 2019-12 as of
January 1, 2021 on a
prospective basis, except for
those provisions that are
required to be applied on a
retrospective or modified
retrospective basis. The
Company does not expect
ASU 2019-12 to have a
material impact on the
Company's financial
condition, results of
operations, or cash flows.
ASU 2018-12, Targeted Improvements to the Accounting for Long- Duration Contracts	This standard, issued in August 2018, changes the measurement and disclosures of insurance liabilities and deferred acquisition costs ("DAC") for long-duration contracts issued by insurers.	In November, 2020, the
FASB released ASU
2020-11, which deferred
the effective date of the
amendments in ASU
2018-12 for SEC filers to
fiscal years ending after
December 15, 2022,
including interim periods
within those fiscal years.
Initial adoption for the
liability for future policy
benefits and DAC is
required to be reported
using either a full
retrospective or modified
retrospective approach.
For market risk benefits,
full retrospective
application is required.	The implications of these
requirements, including
transition options, and
related potential financial
statement impacts are
currently being evaluated.
While it is not possible to
estimate the expected
impact of adoption at this
time, the Company believes
there is a reasonable
possibility that
implementation of ASU
2018-12 may result in a
significant impact on
Shareholder’s equity and
future earnings patterns.

C-29

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

2.    Investments

Fixed Maturities

Available-for-sale and FVO fixed maturities were as follows as of December 31, 2020:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives(2)	Fair Value	Allowance for credit losses
Fixed maturities:
U.S. Treasuries	$535	$186	$—	$—	$721	$—
U.S. Government agencies and authorities	18	1	—	—	19	—
State, municipalities and political subdivisions	698	116	—	—	814	—
U.S. corporate public securities	7,632	1,531	7	—	9,156	—
U.S. corporate private securities	3,870	536	27	—	4,379	—
Foreign corporate public securities and foreign governments(1)	2,539	413	1	—	2,951	—
Foreign corporate private securities(1)	2,991	348	25	—	3,303	11
Residential mortgage-backed securities	4,071	171	15	11	4,237	1
Commercial mortgage-backed securities	2,712	207	26	—	2,893	—
Other asset-backed securities	1,500	28	6	—	1,520	2
Total fixed maturities, including securities pledged	26,566	3,537	107	11	29,993	14
Less: Securities pledged	169	52	1	—	220	—
Total fixed maturities	$26,397	$3,485	$106	$11	$29,773	$14
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

C-30

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Available-for-sale and FVO fixed maturities were as follows as of December 31, 2019:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives(2)	Fair Value	OTTI(3)(4)
Fixed maturities:
U.S. Treasuries	$565	$129	$3	$—	$691	$—
U.S. Government agencies and authorities	19	—	—	—	19	—
State, municipalities and political subdivisions	747	68	—	—	815	—
U.S. corporate public securities	7,103	941	13	—	8,031	—
U.S. corporate private securities	3,776	306	16	—	4,066	—
Foreign corporate public securities and foreign governments(1)	2,417	265	3	—	2,679	—
Foreign corporate private securities(1)	3,171	205	1	—	3,375	—
Residential mortgage-backed securities	3,685	125	11	11	3,810	2
Commercial mortgage-backed securities	2,381	122	3	—	2,500	—
Other asset-backed securities	1,472	15	13	—	1,474	1
Total fixed maturities, including securities pledged	25,336	2,176	63	11	27,460	3
Less: Securities pledged	749	85	6	—	828	—
Total fixed maturities	$24,587	$2,091	$57	$11	$26,632	$3
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Other net realized capital gains (losses) in the Consolidated Statements of Operations.
(3) Represents OTTI reported as a component of Other comprehensive income (loss).
(4) Amount excludes $194 of net unrealized gains on impaired available-for-sale securities.

The amortized cost and fair value of fixed maturities, including securities pledged, as of December 31, 2020, are shown below by contractual maturity. Actual maturities may differ from contractual maturities as securities may be restructured, called or prepaid. Mortgage-backed securities ("MBS") and Other asset-backed securities ("ABS") are shown separately because they are not due at a single maturity date.

	Amortized Cost	Fair Value
Due to mature:
One year or less	$788	$797
After one year through five years	3,421	3,686
After five years through ten years	5,244	5,980
After ten years	8,830	10,880
Mortgage-backed securities	6,783	7,130
Other asset-backed securities	1,500	1,520
Fixed maturities, including securities pledged	$26,566	$29,993

The investment portfolio is monitored to maintain a diversified portfolio on an ongoing basis. Credit risk is mitigated by monitoring concentrations by issuer, sector and geographic stratification and limiting exposure to any one issuer. As of December 31, 2020 and 2019, the Company did not have any investments in a single issuer, other than obligations of the U.S.

C-31

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Government and government agencies, with a carrying value in excess of 10% of the Company's Consolidated Shareholder's equity.

The following tables present the composition of the U.S. and foreign corporate securities within the fixed maturity portfolio by industry category as of the dates indicated:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Fair Value
December 31, 2020
Communications	$950	$231	$1	$1,180
Financial	2,921	472	2	3,391
Industrial and other companies	7,284	1,155	13	8,426
Energy	1,571	259	22	1,808
Utilities	3,025	530	1	3,554
Transportation	929	128	20	1,037
Total	$16,680	$2,775	$59	$19,396

December 31, 2019
Communications	$1,002	$156	$—	$1,158
Financial	2,650	302	—	2,952
Industrial and other companies	7,053	667	11	7,709
Energy	1,675	185	18	1,842
Utilities	2,913	294	1	3,206
Transportation	856	78	2	932
Total	$16,149	$1,682	$32	$17,799

The Company has elected the FVO for certain of its fixed maturities to better match the measurement of assets and liabilities in the Condensed Consolidated Statements of Operations. Certain collateralized mortgage obligations ("CMOs"), primarily interest-only and principal-only strips, are accounted for as hybrid instruments and reported at fair value with changes in the fair value recorded in Other net realized capital gains (losses) in the Condensed Consolidated Statements of Operations.

The Company invests in various categories of CMOs, including CMOs that are not agency-backed, that are subject to different degrees of risk from changes in interest rates and defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to significant decreases and increases in interest rates resulting in the prepayment of principal from the underlying mortgages, either earlier or later than originally anticipated. As of December 31, 2020 and 2019, approximately 48.2% and 48.4%, respectively, of the Company's CMO holdings, were invested in the above mentioned types of CMOs such as interest-only or principal-only strips, that are subject to more prepayment and extension risk than traditional CMOs.

Public corporate fixed maturity securities are distinguished from private corporate fixed maturity securities based upon the manner in which they are transacted. Public corporate fixed maturity securities are issued initially through market intermediaries on a registered basis or pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") and are traded on the secondary market through brokers acting as principal. Private corporate fixed maturity securities are originally issued by borrowers directly to investors pursuant to Section 4(a)(2) of the Securities Act, and are traded in the secondary market directly with counterparties, either without the participation of a broker or in agency transactions.

Repurchase Agreement

As of December 31, 2020 and 2019, the Company did not have any securities pledged in dollar rolls, repurchase agreement transactions or reverse repurchase agreements.

C-32

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Securities Pledged

The Company engages in securities lending whereby the initial collateral is required at a rate of 102% of the market value of the loaned securities.  The lending agent retains the collateral and invests it in high quality liquid assets on behalf of the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. The lending agent indemnifies the Company against losses resulting from the failure of a counterparty to return securities pledged where collateral is insufficient to cover the loss. As of December 31, 2020 and 2019, the fair value of loaned securities was $143 and $715, respectively, and is included in Securities pledged on the Consolidated Balance Sheets.

If cash is received as collateral, the lending agent retains the cash collateral and invests it in short-term liquid assets on behalf of the Company. As of December 31, 2020 and 2019, cash collateral retained by the lending agent and invested in short-term liquid assets on the Company's behalf was $74 and $650, respectively, and is recorded in Short-term investments under securities loan agreements, including collateral delivered on the Consolidated Balance Sheets. As of December 31, 2020 and 2019, liabilities to return collateral of $74 and $650, respectively, are included in Payables under securities loan agreements, including collateral held, on the Consolidated Balance Sheets.

The Company accepts non-cash collateral in the form of securities. The securities retained as collateral by the lending agent may not be sold or re-pledged, except in the event of default, and are not reflected on the Company’s Consolidated Balance Sheets. This collateral generally consists of U.S. Treasury, U.S. Government agency securities and MBS pools. As of December 31, 2020 and 2019, the fair value of securities retained as collateral by the lending agent on the Company’s behalf was $70 and $91, respectively.

The following table presents borrowings under securities pledged transactions by asset class pledged for the dates indicated:

	December 31, 2020(1)(2)	December 31, 2019(1)(2)
U.S. Treasuries	$70	$109
U.S. corporate public securities	54	447
Foreign corporate public securities and foreign governments	20	185
Equity Securities	—	—
Payables under securities loan agreements	$144	$741
(1) As of December 31, 2020 and December 31, 2019, borrowings under securities lending transactions include cash collateral of $74 and $650, respectively.
(2) As of December 31, 2020 and December 31, 2019, borrowings under securities lending transactions include non-cash collateral of $70 and $91, respectively.

The Company's securities lending activities are conducted on an overnight basis, and all securities loaned can be recalled at any time. The Company does not offset assets and liabilities associated with its securities lending program.

Variable Interest Entities ("VIEs")

The Company holds certain VIEs for investment purposes. VIEs may be in the form of private placement securities, structured securities, securitization transactions, or limited partnerships. The Company has reviewed each of its holdings and determined that consolidation of these investments in the Company's financial statements is not required, as the Company is not the primary beneficiary, because the Company does not have both the power to direct the activities that most significantly impact the entity's economic performance and the obligation or right to potentially significant losses or benefits, for any of its investments in VIEs. The Company did not provide any non-contractual financial support and its carrying value represents the Company's exposure to loss. The carrying value and ownership interest of these investments are included in Limited partnerships/corporations on the Consolidated Balance Sheets. Income and losses recognized on these investments are reported in Net investment income on the Consolidated Statements of Operations.

C-33

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Securitizations

The Company invests in various tranches of securitization entities, including Residential mortgage-backed securities ("RMBS"), Commercial mortgage-backed securities ("CMBS") and ABS. Through its investments, the Company is not obligated to provide any financial or other support to these entities. Each of the RMBS, CMBS and ABS entities are thinly capitalized by design and considered VIEs. The Company's involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer or investment manager, which are generally viewed to have the power to direct the activities that most significantly impact the securitization entities' economic performance, in any of these entities, nor does the Company function in any of these roles. The Company, through its investments or other arrangements, does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity. Therefore, the Company is not the primary beneficiary and will not consolidate any of the RMBS, CMBS and ABS entities in which it holds investments. These investments are accounted for as investments available-for-sale as described in the Fair Value Measurements Note to these Consolidated Financial Statements and unrealized capital gains (losses) on these securities are recorded directly in AOCI, except for certain RMBS that are accounted for under the FVO for which changes in fair value are reflected in Other net realized gains (losses) in the Consolidated Statements of Operations. The Company’s maximum exposure to loss on these structured investments is limited to the amount of its investment.

Allowance for credit losses

The following table presents a rollforward of the allowance for credit losses on available-for-sale fixed maturity securities for the period presented:

Year Ended December 31, 2020
	Residential mortgage-backed securities	Commercial mortgage-backed securities	Foreign corporate private securities	Other asset-backed securities	Total
Balance as of January 1	$—	$—	$—	$—	$—
Credit losses on securities for which credit losses were not previously recorded	1	—	11	2	14
Initial allowance for credit losses recognized on financial assets accounted for as PCD (Purchased Credit Deteriorated)	—	—	—	—	—
Reductions for securities sold during the period	—	—	—	—	—
Reductions for intent to sell or more likely than not will be required to sell securities prior to recovery of amortized cost	—	—	—	—	—
Increase (decrease) on securities with allowance recorded in previous period	—	—	—	—	—
Write-offs	—	—	—	—	—
Recoveries of amounts previously written off	—	—	—	—	—
Balance as of December 31	$1	$—	$11	$2	$14

C-34

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Unrealized Capital Losses

Unrealized capital losses (including noncredit impairments), along with the fair value of fixed maturity securities, including securities pledged, by market sector and duration were as follows as of December 31, 2020:

	Twelve Months or Less Below Amortized Cost			More Than Twelve Months Below Amortized Cost			Total
	Fair Value	Unrealized Capital Losses	Number of securities	Fair Value	Unrealized Capital Losses	Number of securities	Fair Value	Unrealized Capital Losses	Number of securities
U.S. Treasuries	$8	$—	2	$—	$—	—	$8	$—	2
U.S. Government, agencies and authorities	—	—	—	—	—	—	—	—	—
State, municipalities and political subdivisions	5	—	2	—	—	—	5	—	2
U.S. corporate public securities	199	5	182	22	2	4	221	7	186
U.S. corporate private securities	316	10	29	71	17	7	387	27	36
Foreign corporate public securities and foreign governments	32	1	22	6	—	2	38	1	24
Foreign corporate private securities	176	25	20	3	—	1	179	25	21
Residential mortgage-backed	613	11	134	119	4	54	732	15	188
Commercial mortgage-backed	579	25	105	33	1	7	612	26	112
Other asset-backed	206	1	59	265	5	88	471	6	147
Total	$2,134	$78	555	$519	$29	163	$2,653	$107	718

The Company concluded that an allowance for credit losses was unnecessary for these securities because the unrealized losses are not credit related.

C-35

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Unrealized capital losses (including noncredit impairments), along with the fair value of fixed maturity securities, including securities pledged, by market sector and duration were as follows as of December 31, 2019:

	Twelve Months or Less Below Amortized Cost			More Than Twelve Months Below Amortized Cost			Total
	Fair Value	Unrealized Capital Losses		Fair Value	Unrealized Capital Losses		Fair Value	Unrealized Capital Losses
U.S. Treasuries	$68	$3		$12	$—	*	$80	$3
U.S. Government, agencies and authorities	18	—	*	—	—		18	—	*
State, municipalities and political subdivisions	21	—	*	—	—		21	—	*
U.S. corporate public securities	97	3		131	10		228	13
U.S. corporate private securities	75	—	*	134	16		209	16
Foreign corporate public securities and foreign governments	6	—	*	53	3		59	3
Foreign corporate private securities	21	—	*	56	1		77	1
Residential mortgage-backed	535	6		139	5		674	11
Commercial mortgage-backed	331	3		18	—	*	349	3
Other asset-backed	217	2		500	11		717	13
Total	$1,389	$17		$1,043	$46		$2,432	$63
Total number of securities in an unrealized loss position	289			278			567
*Less than $1.

Based on the Company's quarterly evaluation of its securities in a unrealized loss position, described below, the Company concluded that these securities were not impaired as of December 31, 2020. The Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of their amortized cost bases. See the Business, Basis of Presentation and Significant Accounting Policies Note to these Consolidated Financial Statements for the policy used to evaluate whether the investments are impaired.

Gross unrealized capital losses on fixed maturities, including securities pledged, increased $44 from $63 to $107 for the year ended December 31, 2020. The increase in gross unrealized capital losses was primarily due to higher interest rates in the longer end of the yield curve. As of December 31, 2020, $5 of the total $107 of gross unrealized losses were from 3 available-for-sale fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for 12 months or greater.

Evaluating Securities for Impairments

The Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities in accordance with its impairment policy in order to evaluate whether such investments are impaired.

C-36

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table identifies the Company's impairments included in the Consolidated Statements of Operations, excluding impairments included in Other comprehensive income (loss) by type for the periods indicated:

	Year Ended December 31,
	2020		2019			2018
	Impairment	No. of Securities	Impairment		No. of Securities	Impairment		No. of Securities
State municipalities, and political subdivisions	$—	6	$—	*	6	$—		—
U.S. corporate public securities	12	43	11		25	6		2
U.S. corporate private securities	—	2	1		16	—		—
Foreign corporate public securities and foreign governments(1)	1	22	3		15	2		3
Foreign corporate private securities(1)	—	7	18		11	9		1
Residential mortgage-backed	3	44	4		71	3		58
Commercial mortgage-backed	20	106	—	*	18	—	*	1
Other asset-backed	1	61	3		73	—	*	1
Total	$37	291	$40		235	$20		66
Credit Impairments	$—		$20			$14
Intent Impairments	$37		$20			$6
(1) Primarily U.S. dollar denominated.
*Less than $1.

The Company may sell securities during the period in which fair value has declined below amortized cost for fixed maturities. In certain situations, new factors, including changes in the business environment, can change the Company's previous intent to continue holding a security. Accordingly, these factors may lead the Company to record additional intent related capital losses.

For the year ended December 31, 2020 intent impairments in the amount of $26 were recorded on assets designated to be included in the reinsurance agreement associated with the Individual Life Transaction.

Troubled Debt Restructuring

The Company invests in high quality, well performing portfolios of commercial mortgage loans and private placements. Under certain circumstances, modifications are granted to these contracts. Each modification is evaluated as to whether a troubled debt restructuring has occurred. A modification is a troubled debt restructuring when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the face amount or maturity amount of the debt as originally stated, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. A valuation allowance may have been recorded prior to the quarter when the loan is modified in a troubled debt restructuring. Accordingly, the carrying value (net of the specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. For the year ended December 31, 2020, the Company had eight new commercial mortgage loan troubled debt restructurings with a pre-modification carrying value and post-modification carrying value of $45. For the year ended December 31, 2020, the Company had no new private placement troubled debt restructuring. As of December 31, 2019, the Company had one commercial mortgage loan troubled debt restructuring and had one private placement troubled debt restructuring.

C-37

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

As of December 31, 2020 and 2019, the Company did not have any private placements modified in a troubled debt restructuring with a subsequent payment default. As of December 31, 2020, the Company had no commercial mortgage loans modified in a troubled debt restructuring with a subsequent payment default. As of December 31, 2019, the Company had one commercial mortgage loan modified in a troubled debt restructuring with a subsequent payment default.

Mortgage Loans on Real Estate

The Company diversifies its commercial mortgage loan portfolio by geographic region and property type to reduce concentration risk. The Company manages risk when originating commercial mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate. Subsequently, the Company continuously evaluates mortgage loans based on relevant current information including a review of loan-specific credit quality, property characteristics and market trends. The components to evaluate debt service coverage are received and reviewed at least annually to determine the level of risk.
Loan-to-value ("LTV") and debt service coverage ("DSC") ratios are measures commonly used to assess the risk and quality of mortgage loans. The LTV ratio, calculated at time of origination, is expressed as a percentage of the amount of the loan relative to the value of the underlying property. A LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property’s net income to its debt service payments. A DSC ratio of less than 1.0 indicates that a property’s operations do not generate sufficient income to cover debt payments. These ratios are utilized as part of the review process described above.

C-38

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following tables present commercial mortgage loans by year of origination and LTV ratio as of the dates indicated.

	As of December 31, 2020
	Loan-to-Value Ratios
Year of Origination	0% - 50%	>50% - 60%	>60% - 70%	>70% - 80%	>80% and above	Total
2020	$164	$206	$39	$—	$—	$409
2019	209	165	107	—	—	481
2018	124	91	73	—	—	288
2017	499	356	6	—	—	861
2016	399	275	1	—	—	675
2015	407	68	—	—	—	475
2014 and prior	1,167	323	15	—	—	1,505
Total	$2,969	$1,484	$241	$—	$—	$4,694
	As of December 31, 2019
	Loan-to-Value Ratios
Year of Origination	0% - 50%	>50% - 60%	>60% - 70%	>70% - 80%	>80% and above	Total
2019	85	96	145	170	26	522
2018	4	88	110	133	14	349
2017	101	244	566	13	10	934
2016	46	150	470	31	—	697
2015	10	343	168	8	—	529
2014 and prior	134	252	1,093	154	—	1,633
Total	$380	$1,173	$2,552	$509	$50	$4,664

C-39

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following tables present commercial mortgage loans by year of origination and DSC ratio as of the dates indicated.

	As of December 31, 2020
	Debt Service Coverage Ratios
Year of Origination	>1.5x	>1.25x - 1.5x	>1.0x - 1.25x	<1.0x	Commercial mortgage loans secured by land or construction loans	Total
2020	$298	$93	$18	$—	$—	$409
2019	319	77	36	49	—	481
2018	102	79	60	47	—	288
2017	494	204	103	60	—	861
2016	591	53	31	—	—	675
2015	445	23	—	7	—	475
2014 and prior	1,231	155	72	47	—	1,505
Total	$3,480	$684	$320	$210	$—	$4,694

	As of December 31, 2019
	Debt Service Coverage Ratios
Year of Origination	>1.5x	>1.25x - 1.5x	>1.0x - 1.25x	<1.0x	Commercial mortgage loans secured by land or construction loans	Total
2019	353	127	42	—	—	522
2018	236	3	60	50	—	349
2017	481	238	133	82	—	934
2016	615	59	23	—	—	697
2015	492	32	—	5	—	529
2014 and prior	1,358	128	88	59	—	1,633
Total	$3,535	$587	$346	$196	$—	$4,664

C-40

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following tables present the commercial mortgage loans by year of origination and U.S. region as of the dates indicated.

	As of December 31, 2020
	U.S. Region
Year of Origination	Pacific	South Atlantic	Middle Atlantic	West South Central	Mountain	East North Central	New England	West North Central	East South Central	Total
2020	$84	$159	$35	$37	$32	$29	$1	$12	$20	$409
2019	63	122	11	137	54	39	17	11	27	481
2018	49	98	57	34	26	11		13	—	288
2017	99	98	352	136	74	60	5	37	—	861
2016	156	127	180	32	72	72	9	21	6	675
2015	109	133	100	30	42	48	9	4	—	475
2014 and prior	417	290	226	111	156	132	40	104	29	1,505
Total	$977	$1,027	$961	$517	$456	$391	$81	$202	$82	$4,694

	As of December 31, 2019
	U.S. Region
Year of Origination	Pacific	South Atlantic	Middle Atlantic	West South Central	Mountain	East North Central	New England	West North Central	East South Central	Total
2019	63	127	26	155	53	43	18	11	26	522
2018	50	132	60	43	26	11	—	12	15	349
2017	103	99	396	151	77	60	5	43	—	934
2016	158	132	187	32	75	77	9	21	6	697
2015	125	160	103	34	43	50	10	4	—	529
2014 and prior	445	316	247	122	168	142	42	121	30	1,633
Total	$944	$966	$1,019	$537	$442	$383	$84	$212	$77	$4,664

C-41

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following tables present the commercial mortgage loans by year of origination and property type as of the dates indicated.

	As of December 31, 2020
	Property Type
Year of Origination	Retail	Industrial	Apartments	Office	Hotel/Motel	Other	Mixed Use	Total
2020	$51	$73	$141	$144	$—	$—	$—	$409
2019	32	73	283	71	22	—	—	481
2018	49	78	124	17	3	17	—	288
2017	102	415	204	136	4	—	—	861
2016	129	244	138	144	9	7	4	675
2015	121	180	65	51	17	41	—	475
2014 and prior	671	125	273	210	62	125	39	1,505
Total	$1,155	$1,188	$1,228	$773	$117	$190	$43	$4,694

	As of December 31, 2019
	Property Type
Year of Origination	Retail	Industrial	Apartments	Office	Hotel/Motel	Other	Mixed Use	Total
2019	33	90	299	81	19	—	—	522
2018	52	91	152	32	4	18	—	349
2017	104	461	218	147	4	—	—	934
2016	131	254	147	146	8	7	4	697
2015	148	185	69	62	23	42	—	529
2014 and prior	730	135	300	229	69	130	40	1,633
Total	$1,198	$1,216	$1,185	$697	$127	$197	$44	$4,664

The following table summarizes the activity in the allowance for losses for commercial mortgage loans for the periods indicated:

	2020
Allowance for credit losses, balance at January 1	$12	(1)
Credit losses on mortgage loans for which credit losses were not previously recorded	5
Increase (decrease) on mortgage loans with allowance recorded in previous period	52
Provision for expected credit losses	69
Write-offs	(2)
Recoveries of amounts previously written-off	—
Allowance for credit losses, balance at December 31	$67
(1) On January 1, 2020, as a result of implementing ASU 2016-13 Measurement of Credit Losses of Financial Instruments, the Company recorded a transition adjustment on a continuing basis for Allowance for credit losses on mortgage loans on real estate of $12.

While still heavily impacted by COVID-19, the Commercial Mortgage Loan portfolio allowance increased by $28 during the fourth quarter as certain sectors of the economy resumed operations, albeit at lower than pre-pandemic levels. We continue to observe distress in the hotel sector.

C-42

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

To provide temporary financial assistance to our commercial mortgage loans borrowers adversely affected by COVID-19 related stress, the Company has provided payment forbearance to approximately 7% of the outstanding principal amount of our commercial mortgage loans. Deferred payment amounts are expected to be repaid across the 12 months following the end of the agreed upon forbearance period. No modifications to any commercial mortgage loans have been made as of the issuance date of this filing.

The following table presents past due commercial mortgage loans as of the dates indicated:

	December 31, 2020	December 31, 2019
Delinquency:
Current	$4,691	$4,664
30-59 days past due	—	—
60-89 days past due	—	—
Greater than 90 days past due	3	—
Total	$4,694	$4,664

Commercial mortgage loans are placed on non-accrual status when 90 days in arrears if the Company has concerns regarding the collectability of future payments, or if a loan has matured without being paid off or extended. As of December 31, 2020, the Company had one commercial mortgage loans in non-accrual status. As of December 31, 2019, the Company had no commercial mortgage loans in non-accrual status. There was no interest income recognized on loans in non-accrual status for the years ended December 31, 2020 and December 31, 2019.

As of December 31, 2020 and December 31, 2019, the Company had no commercial mortgage loans that were over 90 days or more past due but are not on non-accrual status. The Company had no commercial mortgage loans on non-accrual status for which there is no related allowance for credit losses as of December 31, 2020.

Net Investment Income

The following table summarizes Net investment income for the periods indicated:

	Year Ended December 31,
	2020	2019	2018
Fixed maturities	$1,603	$1,432	$1,363
Equity securities	9	6	5
Mortgage loans on real estate	200	224	220
Policy loans	12	7	9
Short-term investments and cash equivalents	2	3	3
Other	107	91	95
Gross investment income	1,933	1,763	1,695
Less: investment expenses	75	74	72
Net investment income	$1,858	$1,689	$1,623

As of December 31, 2020 and 2019, the Company had $1 and $0, respectively, of investments in fixed maturities that did not produce net investment income. Fixed maturities are moved to a non-accrual status when the investment defaults.

Interest income on fixed maturities is recorded when earned using an effective yield method, giving effect to amortization of premiums and accretion of discounts. Such interest income is recorded in Net investment income in the Consolidated Statements of Operations.

C-43

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) comprise the difference between the amortized cost of investments and proceeds from sale and redemption, as well as losses incurred due to the credit-related and intent-related impairment of investments. Realized investment gains and losses are also primarily generated from changes in fair value of embedded derivatives within products and fixed maturities, changes in fair value of fixed maturities recorded at FVO and changes in fair value including accruals on derivative instruments, except for effective cash flow hedges. Net realized capital gains (losses) also include changes in fair value of equity securities. The cost of the investments on disposal is generally determined based on first-in-first-out ("FIFO") methodology.

Net realized capital gains (losses) were as follows for the periods indicated:

	Year Ended December 31,
	2020	2019	2018
Fixed maturities, available-for-sale, including securities pledged	$(23)	$11	$(69)
Fixed maturities, at fair value option	(257)	(47)	(227)
Equity securities	3	(16)	(4)
Derivatives	49	(82)	(36)
Embedded derivatives - fixed maturities	—	2	(4)
Guaranteed benefit derivatives	(27)	(11)	94
Mortgage Loans	(56)	—	—
Other investments	1	(1)	4
Net realized capital gains (losses)	$(310)	$(144)	$(242)

Proceeds from the sale of fixed maturities, available-for-sale, and equity securities and the related gross realized gains and losses, before tax were as follows for the periods indicated:

	Year Ended December 31,
	2020	2019	2018
Proceeds on sales	$1,512	$2,418	$2,498
Gross gains	85	30	14
Gross losses	59	25	50

C-44

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

3.    Derivative Financial Instruments

The Company primarily enters into the following types of derivatives:

Interest rate swaps: Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and/or liabilities. Interest rate swaps are also used to hedge the interest rate risk associated with the value of assets it owns or in an anticipation of acquiring them. Using interest rate swaps, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest payments, calculated by reference to an agreed upon notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made to/from the counterparty at each due date. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

Foreign exchange swaps: The Company uses foreign exchange or currency swaps to reduce the risk of change in the value, yield or cash flows associated with certain foreign denominated invested assets. Foreign exchange swaps represent contracts that require the exchange of foreign currency cash flows against U.S. dollar cash flows at regular periods, typically quarterly or semi-annually. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

Futures: The Company uses interest rate futures contracts to hedge its exposure to market risks due to changes in interest rates. The Company enters into exchange traded futures with regulated futures commissions that are members of the exchange. The Company also posts initial and variation margins, with the exchange, on a daily basis. The Company utilizes exchange-traded futures in non-qualifying hedging relationships. The Company may also use futures contracts as a hedge against an increase in certain equity indices.
.
Managed custody guarantees ("MCGs"): The Company issues certain credited rate guarantees on variable fixed income portfolios that represent stand-alone derivatives. The market value is partially determined by, among other things, levels of or changes in interest rates, prepayment rates and credit ratings/spreads.

Embedded derivatives: The Company also invests in certain fixed maturity instruments and has issued certain products that contain embedded derivatives for which market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity rates, or credit ratings/spreads. In addition, the Company has entered into coinsurance with funds withheld arrangements, which contain embedded derivatives.

The Company's use of derivatives is limited mainly to economic hedging to reduce the Company's exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, exchange rate risk and equity market risk. It is the Company's policy not to offset amounts recognized for derivative instruments and amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral arising from derivative instruments executed with the same counterparty under a master netting arrangement, which provides the Company with the legal right of offset. However, in accordance with the Chicago Mercantile Exchange ("CME") rules related to the variation margin payments, the Company is required to adjust the derivative balances with the variation margin payments related to its cleared derivatives executed through CME.

C-45

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The notional amounts and fair values of derivatives were as follows as of the dates indicated:

	December 31, 2020			December 31, 2019
	Notional Amount	Asset Fair Value	Liability Fair Value	Notional Amount	Asset Fair Value	Liability Fair Value
Derivatives: Qualifying for hedge accounting(1)
Cash flow hedges:
Interest rate contracts	$18	$—	$—	$23	$—	$—
Foreign exchange contracts	628	3	36	652	10	18
Derivatives: Non-qualifying for hedge accounting(1)
Interest rate contracts	14,155	137	171	18,640	210	261
Foreign exchange contracts	83	—	3	54	—	1
Equity contracts	55	5	5	63	4	3
Credit contracts	188	—	1	182	—	2
Embedded derivatives and Managed custody guarantees:
Within fixed maturity investments	N/A	11	—	N/A	11	—
Within products	N/A	—	59	N/A	—	33
Within reinsurance agreements	N/A	—	—	N/A	—	23
Managed custody guarantees	N/A	—	4	N/A	—	—
Total		$156	$279		$235	$341
(1)     Open derivative contracts are reported as Derivatives assets or liabilities on the Consolidated Balance Sheets at fair value.
N/A - Not Applicable

Based on the notional amounts, a substantial portion of the Company’s derivative positions was not designated or did not qualify for hedge accounting as part of a hedging relationship as of December 31, 2020 and 2019. The Company utilizes derivative contracts mainly to hedge exposure to variability in cash flows, interest rate risk, credit risk, foreign exchange risk and equity market risk. The majority of derivatives used by the Company are designated as product hedges, which hedge the exposure arising from insurance liabilities or guarantees embedded in the contracts the Company offers through various product lines. These derivatives do not qualify for hedge accounting as they do not meet the criteria of being "highly effective" as outlined in ASC Topic 815, but do provide an economic hedge, which is in line with the Company’s risk management objectives. The Company also uses derivatives contracts to hedge its exposure to various risks associated with the investment portfolio. The Company does not seek hedge accounting treatment for certain of these derivatives as they generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules outlined in ASC Topic 815. The Company also uses credit default swaps coupled with other investments in order to produce the investment characteristics of otherwise permissible investments that do not qualify as effective accounting hedges under ASC Topic 815.

C-46

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Although the Company has not elected to net its derivative exposures, the notional amounts and fair values of Over-The-Counter ("OTC") and cleared derivatives excluding exchange traded contracts are presented in the tables below as of the dates indicated:

	December 31, 2020
	Notional Amount	Asset Fair Value	Liability Fair Value
Credit contracts	$188	$—	$1
Equity contracts	55	5	5
Foreign exchange contracts	711	3	39
Interest rate contracts	12,567	137	171
		145	216
Counterparty netting(1)		(141)	(141)
Cash collateral netting(1)		(1)	(43)
Securities collateral netting(1)		—	(28)
Net receivables/payables		$3	$4
(1)Represents the netting of receivable balances with payable balances, net of collateral, for the same counterparty under eligible netting agreements.

	December 31, 2019
	Notional Amount	Asset Fair Value	Liability Fair Value
Credit contracts	$182	$—	$2
Equity contracts	63	4	3
Foreign exchange contracts	706	10	19
Interest rate contracts	17,621	210	261
		224	285
Counterparty netting(1)		(217)	(217)
Cash collateral netting(1)		(6)	(58)
Securities collateral netting(1)		—	(5)
Net receivables/payables		$1	$5
(1)Represents the netting of receivable balances with payable balances, net of collateral, for the same counterparty under eligible netting agreements.

Collateral

Under the terms of the OTC Derivative International Swaps and Derivatives Association, Inc. ("ISDA") agreements, the Company may receive from, or deliver to, counterparties collateral to assure that terms of the ISDA agreements will be met with regard to the Credit Support Annex ("CSA"). The terms of the CSA call for the Company to pay interest on any cash received equal to the Federal Funds rate. To the extent cash collateral is received and delivered, it is included in Payables under securities loan agreements, including collateral held and Short-term investments under securities loan agreements, including collateral delivered, respectively, on the Consolidated Balance Sheets and is reinvested in short-term investments. Collateral held is used in accordance with the CSA to satisfy any obligations. Investment grade bonds owned by the Company are the source of noncash collateral posted, which is reported in Securities pledged on the Consolidated Balance Sheets. As of December 31, 2020, the Company held $5 and delivered $43 of net cash collateral related to OTC derivative contracts and cleared derivative contracts, respectively. As of December 31, 2019, the Company held $7 and $55 of net cash collateral related to OTC derivative contracts and cleared derivative contracts, respectively. In addition, as of December 31, 2020, the Company delivered $77 of securities and held no securities as collateral. As of December 31, 2019, the Company delivered $113 of securities and held no securities as collateral.

C-47

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The location and effect of derivatives qualifying for hedge accounting on the Consolidated Statements of Operations and Consolidated Statements of Comprehensive Income are as follows for the period indicated:

	Year Ended December 31
	2020		2019
	Interest Rate Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Foreign Exchange Contracts
Derivatives: Qualifying for hedge accounting
Location of Gain or (Loss) Reclassified from Accumulated Other Comprehensive Income into Income	Net Investment Income	Net Investment Income and Other Net Realized Capital Gains/(Losses)	Net Investment Income	Net Investment Income and Other Net Realized Capital Gains/(Losses)
Amount of Gain or (Loss) Recognized in Other Comprehensive Income	$1	$(23)	$2	$—
Amount of Gain or (Loss) Reclassified from Accumulated Other Comprehensive Income	—	7	—	10

Interest Rate Contracts	Foreign Exchange Contracts
The location and amount of gain (loss) recognized in the Consolidated Statements of Operations for derivatives qualifying for hedge accounting are as follows for the period indicated:

	Year Ended December 31,
	2020		2019
	Net Investment Income	Other net realized capital gains/(losses)	Net Investment Income	Other net realized capital gains/(losses)
Total amounts of line items presented in the statement of operations in which the effects of cash flow hedges are recorded	$1,858	$(273)	$1,689	$(101)
Derivatives: Qualifying for hedge accounting
Cash flow hedges:
Foreign exchange contracts:
Gain (loss) reclassified from accumulated other comprehensive income into income	10	(3)	10	—

C-48

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The location and effect of derivatives not designated as hedging instruments on the Consolidated Statements of Operations are as follows for the periods indicated:

	Location of Gain or (Loss) Recognized in Income on Derivative	Year Ended December 31,
		2020	2019	2018
Derivatives: Non-qualifying for hedge accounting
Interest rate contracts	Other net realized capital gains (losses)	$51	$(85)	$(44)
Foreign exchange contracts	Other net realized capital gains (losses)	(2)	1	1
Equity contracts	Other net realized capital gains (losses)	—	1	—
Credit contracts	Other net realized capital gains (losses)	3	1	(1)
Embedded derivatives and Managed custody guarantees:
Within fixed maturity investments	Other net realized capital gains (losses)	—	2	(4)
Within products	Other net realized capital gains (losses)	(23)	(11)	94
Within reinsurance agreements	Policyholder benefits	23	(102)	58
Managed custody guarantees	Other net realized capital gains (losses)	(4)	—	—
Total		$48	$(193)	$104

C-49

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

4.    Fair Value Measurements

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$548	$173	$—	$721
U.S. Government agencies and authorities	—	19	—	19
State, municipalities and political subdivisions	—	814	—	814
U.S. corporate public securities	—	9,099	57	9,156
U.S. corporate private securities	—	3,093	1,286	4,379
Foreign corporate public securities and foreign governments(1)	—	2,951	—	2,951
Foreign corporate private securities (1)	—	3,008	295	3,303
Residential mortgage-backed securities	—	4,204	33	4,237
Commercial mortgage-backed securities	—	2,893	—	2,893
Other asset-backed securities	—	1,483	37	1,520
Total fixed maturities, including securities pledged	548	27,737	1,708	29,993
Equity securities	17	—	99	116
Derivatives:
Interest rate contracts	7	130	—	137
Foreign exchange contracts	—	3	—	3
Equity contracts	—	5	—	5
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	610	16	—	626
Assets held in separate accounts	81,096	6,001	222	87,319
Total assets	$82,278	$33,892	$2,029	$118,199
Percentage of Level to total	69%	29%	2%	100%
Liabilities:
Derivatives:
Guaranteed benefit derivatives:
FIA	$—	$—	$10	$10
Stabilizer and MCGs	—	—	53	53
Other derivatives:
Interest rate contracts	—	171	—	171
Foreign exchange contracts	—	39	—	39
Equity contracts	—	5	—	5
Credit contracts	—	1	—	1
Embedded derivative on reinsurance	—	—	—	—
Total liabilities	$—	$216	$63	$279
(1) Primarily U.S. dollar denominated.

C-50

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$536	$155	$—	$691
U.S. Government agencies and authorities	—	19	—	19
State, municipalities and political subdivisions	—	815	—	815
U.S. corporate public securities	—	7,984	47	8,031
U.S. corporate private securities	—	3,064	1,002	4,066
Foreign corporate public securities and foreign governments(1)	—	2,679	—	2,679
Foreign corporate private securities (1)	—	3,185	190	3,375
Residential mortgage-backed securities	—	3,794	16	3,810
Commercial mortgage-backed securities	—	2,500	—	2,500
Other asset-backed securities	—	1,426	48	1,474
Total fixed maturities, including securities pledged	536	25,621	1,303	27,460
Equity securities, available-for-sale	17	—	63	80
Derivatives:
Interest rate contracts	1	209	—	210
Foreign exchange contracts	—	10	—	10
Equity contracts	—	4	—	4
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	1,429	—	—	1,429
Assets held in separate accounts	72,448	6,150	115	78,713
Total assets	$74,431	$31,994	$1,481	$107,906
Percentage of Level to total	69%	30%	1%	100%
Liabilities:
Derivatives:
Guaranteed benefit derivatives:
FIA	$—	$—	$11	$11
Stabilizer and MCGs	—	—	22	22
Other derivatives:
Interest rate contracts	—	261	—	261
Foreign exchange contracts	—	19	—	19
Equity contracts	—	3	—	3
Credit contracts	—	2	—	2
Embedded derivative on reinsurance	—	23	—	23
Total liabilities	$—	$308	$33	$341
(1) Primarily U.S. dollar denominated.

C-51

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Valuation of Financial Assets and Liabilities at Fair Value

Certain assets and liabilities are measured at estimated fair value on the Company's Consolidated Balance Sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The exit price and the transaction (or entry) price will be the same at initial recognition in many circumstances. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with an equal credit standing. Fair value is required to be a market-based measurement that is determined based on a hypothetical transaction at the measurement date, from a market participant's perspective. The Company considers three broad valuation approaches when a quoted price is unavailable: (i) the market approach, (ii) the income approach and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given the instrument being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation approaches and allows for the use of unobservable inputs to the extent that observable inputs are not available.

The Company utilizes a number of valuation methodologies to determine the fair values of its financial assets and liabilities in conformity with the concepts of exit price and the fair value hierarchy as prescribed in ASC Topic 820. Valuations are obtained from third-party commercial pricing services, brokers and industry-standard, vendor-provided software that models the value based on market observable inputs. The valuations obtained from third-party commercial pricing services are non-binding. The Company reviews the assumptions and inputs used by third-party commercial pricing services for each reporting period in order to determine an appropriate fair value hierarchy level. The documentation and analysis obtained from third-party commercial pricing services are reviewed by the Company, including in-depth validation procedures confirming the observability of inputs. The valuations are reviewed and validated monthly through the internal valuation committee price variance review, comparisons to internal pricing models, back testing to recent trades or monitoring of trading volumes.

The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below.

For fixed maturities classified as Level 2 assets, fair values are determined using a matrix-based market approach, based on prices obtained from third-party commercial pricing services and the Company’s matrix and analytics-based pricing models, which in each case incorporate a variety of market observable information as valuation inputs. The market observable inputs used for these fair value measurements, by fixed maturity asset class, are as follows:

U.S. Treasuries: Fair value is determined using third-party commercial pricing services, with the primary inputs being stripped interest and principal U.S. Treasury yield curves that represent a U.S. Treasury zero-coupon curve.

U.S. government agencies and authorities, State, municipalities and political subdivisions: Fair value is determined using third-party commercial pricing services, with the primary inputs being U.S. Treasury yield curves, trades of comparable securities, credit spreads off benchmark yields and issuer ratings.

U.S. corporate public securities, Foreign corporate public securities and foreign governments: Fair value is determined using third-party commercial pricing services, with the primary inputs being benchmark yields, trades of comparable securities, issuer ratings, bids and credit spreads off benchmark yields.

U.S. corporate private securities and Foreign corporate private securities: Fair values are determined using a matrix and analytics-based pricing model. The model incorporates the current level of risk-free interest rates, current corporate credit spreads, credit quality of the issuer and cash flow characteristics of the security. The model also considers a liquidity spread, the value of any collateral, the capital structure of the issuer, the presence of guarantees, and prices and quotes for comparably rated publicly traded securities.

C-52

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

RMBS, CMBS and ABS: Fair value is determined using third-party commercial pricing services, with the primary inputs being credit spreads off benchmark yields, prepayment speed assumptions, current and forecasted loss severity, debt service coverage ratios, collateral type, payment priority within tranche and the vintage of the loans underlying the security.

Generally, the Company does not obtain more than one vendor price from pricing services per instrument. The Company uses a hierarchy process in which prices are obtained from a primary vendor and, if that vendor is unable to provide the price, the next vendor in the hierarchy is contacted until a price is obtained or it is determined that a price cannot be obtained from a commercial pricing service. When a price cannot be obtained from a commercial pricing service, independent broker quotes are solicited.  Securities priced using independent broker quotes are classified as Level 3.

Fair values of privately placed bonds are determined primarily using a matrix-based pricing model and are generally classified as Level 2 assets. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer and cash flow characteristics of the security. Also considered are factors such as the net worth of the borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees and the Company's evaluation of the borrower's ability to compete in its relevant market. Using this data, the model generates estimated market values which the Company considers reflective of the fair value of each privately placed bond.

Equity securities: Level 2 and Level 3 equity securities, typically private equities or equity securities not traded on an exchange, are valued by other sources such as analytics or brokers.

Derivatives: Derivatives are carried at fair value, which is determined using the Company's derivative accounting system in conjunction with observable key financial data from third party sources, such as yield curves, exchange rates, S&P 500 Index prices, London Interbank Offered Rates ("LIBOR") and Overnight Index Swap ("OIS") rates. The Company uses OIS for valuations of collateralized interest rate derivatives, which are obtained from third-party sources. For those derivatives that are unable to be valued by the accounting system, the Company typically utilizes values established by third-party brokers. Counterparty credit risk is considered and incorporated in the Company's valuation process through counterparty credit rating requirements and monitoring of overall exposure. It is the Company's policy to transact only with investment grade counterparties with a credit rating of A- or better. The Company's nonperformance risk is also considered and incorporated in the Company's valuation process. The Company also has certain credit default swaps and options that are priced by third party vendors or by using models that primarily use market observable inputs, but contain inputs that are not observable to market participants, which have been classified as Level 3. The remaining derivative instruments are valued based on market observable inputs and are classified as Level 2.

Guaranteed benefit derivatives: The index-crediting feature in the Company's FIA contract is an embedded derivative that is required to be accounted for separately from the host contract. The fair value of the obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced by market implied assumptions. These derivatives are classified as Level 3 liabilities in the fair value hierarchy.

The Company records reserves for Stabilizer and MCG contracts containing guaranteed credited rates. The guarantee is treated as an embedded derivative or a stand-alone derivative (depending on the underlying product) and is required to be reported at fair value. The estimated fair value is determined based on the present value of projected future claims, minus the present value of future guaranteed premiums. At inception of the contract, the Company projects a guaranteed premium to be equal to the present value of the projected future claims. The income associated with the contracts is projected using relevant actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced by using stochastic techniques under a variety of risk neutral scenarios and other market implied assumptions. These derivatives are classified as Level 3 liabilities.

The discount rate used to determine the fair value of the embedded derivatives and stand-alone derivative includes an adjustment for nonperformance risk. The nonperformance risk adjustment incorporates a blend of observable, similarly rated peer holding company credit spreads, adjusted to reflect the credit quality of the Company, as well as an adjustment to reflect the non-default spreads and the priority and recovery rates of policyholder claims.

C-53

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Embedded derivatives on reinsurance: The carrying value of embedded derivatives is estimated based upon the change in the fair value of the assets supporting the funds withheld payable under reinsurance agreements. The fair value of the embedded derivatives is based on market observable inputs and is classified as Level 2.

Level 3 Financial Instruments

The fair values of certain assets and liabilities are determined using prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (i.e., Level 3 as defined by ASC Topic 820), including but not limited to liquidity spreads for investments within markets deemed not currently active. These valuations, whether derived internally or obtained from a third-party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability. In addition, the Company has determined, for certain financial instruments, an active market is such a significant input to determine fair value that the presence of an inactive market may lead to classification in Level 3. In light of the methodologies employed to obtain the fair values of financial assets and liabilities classified as Level 3, additional information is presented below.

C-54

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the change in fair value of the Company's Level 3 assets and liabilities and transfers in and out of Level 3 for the period indicated:

	Year Ended December 31, 2020
	Fair Value as of January 1	Total Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers into Level 3	Transfers out of Level 3	Fair Value as of December 31	Change in Unrealized Gains (Losses) Included in Earnings(3)	Change in Unrealized Gains (Losses) Included in OCI(3)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. Corporate public securities	$47	$—	$4	$—	$—	$(10)	$(11)	$27	$—	$57	$—	$4
U.S. Corporate private securities	1,002	—	33	255	—	(9)	(89)	294	(200)	1,286	—	33
Foreign corporate public securities and foreign governments(1)	—	—	—	—	—	—	—	—	—	—	—	—
Foreign corporate private securities(1)	190	(9)	(21)	190	—	(11)	(4)	4	(44)	295	2	(21)
Residential mortgage-backed securities	16	(7)	—	32	—	—	—	—	(8)	33	(7)	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	48	—	—	4	—	—	(15)	—	—	37	—	—
Total fixed maturities, including securities pledged	1,303	(16)	16	481	—	(30)	(119)	325	(252)	1,708	(5)	16
Equity securities	63	2	—	35	—	—	(1)	—	—	99	2	—
Derivatives:
Guaranteed benefit derivatives:
Stabilizer and MCGs(2)	(22)	(29)	—	—	(2)	—	—	—	—	(53)	—	—
FIA(2)	(11)	2	—	—	(2)	—	1	—	—	(10)	—	—
Assets held in separate accounts(4)	115	—	—	161	—	(2)	—	3	(55)	222	—	—
(1) Primarily U.S. dollar denominated.
(2) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by-contract basis. These amounts are included in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

(3) For financial instruments still held as of December 31, amounts are included in Net investment income and Total net realized capital gains (losses) in the Consolidated Statements of Operations or Unrealized gains (losses) on securities in the Condensed Consolidated Statements of Comprehensive Income

(4) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on Net income (loss) for the Company.

C-55

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the change in fair value of the Company's Level 3 assets and liabilities and transfers in and out of Level 3 for the period indicated:

	Year Ended December 31, 2019
	Fair Value as of January 1	Total Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers into Level 3(3)	Transfers out of Level 3(3)	Fair Value as of December 31	Change in Unrealized Gains (Losses) Included in Earnings(4)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. Corporate public securities	$28	$—	$3	$—	$—	$—	$(7)	$23	$—	$47	$—
U.S. Corporate private securities	771	(1)	62	246	—	(14)	(61)	8	(9)	1,002	(1)
Foreign corporate private securities(1)	124	(17)	31	108	—	(56)	—	—	—	190	1
Residential mortgage-backed securities	10	(3)	—	9	—	—	—	—	—	16	(4)
Commercial mortgage-backed securities	12	—	—	—	—	—	—	—	(12)	—	—
Other asset-backed securities	94	—	—	—	—	—	(2)	—	(44)	48	—
Total fixed maturities, including securities pledged	1,039	(21)	96	363	—	(70)	(70)	31	(65)	1,303	(4)
Equity securities, available-for-sale	50	(16)	—	29	—	—	—	—	—	63	(16)
Derivatives:
Guaranteed benefit derivatives:
Stabilizer and MCGs(2)	(4)	(16)	—	—	(2)	—	—	—	—	(22)	—
FIA(2)	(11)	5	—	—	(5)	—	—	—	—	(11)	—
Assets held in separate accounts(5)	61	4	—	79	—	(2)	—	3	(30)	115	—
(1) Primarily U.S. dollar denominated.
(2) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by-contract basis. These amounts are included in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

(3) The Company’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
(4) For financial instruments still held as of December 31, amounts are included in Net investment income and Total net realized capital gains (losses) in the Consolidated Statements of Operations.
(5) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on Net income (loss) for the Company.

C-56

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

For the years ended December 31, 2020 and 2019, the transfers in and out of Level 3 for fixed maturities and separate accounts were due to the variation in inputs relied upon for valuation each quarter. Securities that are primarily valued using independent broker quotes when prices are not available from one of the commercial pricing services are reflected as transfers into Level 3. When securities are valued using more widely available information, the securities are transferred out of Level 3 and into Level 1 or 2, as appropriate.

Significant Unobservable Inputs

The Company's Level 3 fair value measurements of its fixed maturities, equity securities and equity and credit derivative contracts are primarily based on broker quotes for which the quantitative detail of the unobservable inputs is neither provided nor reasonably corroborated, thus negating the ability to perform a sensitivity analysis. The Company performs a review of broker quotes by performing a monthly price variance comparison and back tests broker quotes to recent trade prices.

Other Financial Instruments

The following disclosures are made in accordance with the requirements of ASC Topic 825 which requires disclosure of fair value information about financial instruments, whether or not recognized at fair value on the Consolidated Balance Sheets.

ASC Topic 825 excludes certain financial instruments, including insurance contracts and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

C-57

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The carrying values and estimated fair values of the Company's financial instruments as of the dates indicated:

	December 31, 2020		December 31, 2019
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Fixed maturities, including securities pledged	$29,993	$29,993	$27,460	$27,460
Equity securities	116	116	80	80
Mortgage loans on real estate	4,694	5,013	4,664	4,912
Policy loans	187	187	205	205
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	626	626	1,429	1,429
Derivatives	145	145	224	224
Short-term loan to affiliate	653	653	69	69
Other investments	43	43	43	43
Assets held in separate accounts	87,319	87,319	78,713	78,713
Liabilities:
Investment contract liabilities:
Funding agreements without fixed maturities and deferred annuities(1)	28,169	36,741	26,337	32,697
Funding agreements with fixed maturities	795	796	877	876
Supplementary contracts, immediate annuities and other	288	345	312	384
Deposit liabilities	—	—	76	152
Derivatives:
Guaranteed benefit derivatives:
FIA	10	10	11	11
Stabilizer and MCGs	53	53	22	22
Other derivatives	216	216	285	285
Short-term debt(2)	8	8	1	1
Long-term debt(2)	3	3	4	4
Embedded derivatives on reinsurance	—	—	23	23
(1) Certain amounts included in Funding agreements without fixed maturities and deferred annuities are also reflected within the Guaranteed benefit derivatives section of the table above.
(2) Included in Other Liabilities on the Consolidated Balance Sheets.

C-58

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents the classification of financial instruments which are not carried at fair value on the Consolidated Balance Sheets:

Financial Instrument	Classification
Mortgage loans on real estate	Level 3
Policy loans	Level 2
Other investments	Level 2
Funding agreements without fixed maturities and deferred annuities	Level 3
Funding agreements with fixed maturities	Level 2
Supplementary contracts, immediate annuities and other	Level 3
Deposit liabilities	Level 3
Short-term debt and Long-term debt	Level 2

C-59

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

5.    Deferred Policy Acquisition Costs and Value of Business Acquired

The following table presents a rollforward of DAC and VOBA for the periods indicated:

	DAC	VOBA		Total
Balance at January 1, 2018	$385	$367		$752
Deferrals of commissions and expenses	55	6		61
Amortization:
Amortization, excluding unlocking	(75)	(72)		(147)
Unlocking (1)	(26)	13		(13)
Interest accrued	35	39	(2)	74
Net amortization included in the Consolidated Statements of Operations	(66)	(20)		(86)
Change in unrealized capital gains/losses on available-for-sale securities	162	198		360
Balance as of December 31, 2018	536	551		1,087
Deferrals of commissions and expenses	43	6		49
Amortization:
Amortization, excluding unlocking	(72)	(66)		(138)
Unlocking (1)	2	(2)		—
Interest accrued	35	38	(2)	73
Net amortization included in the Consolidated Statements of Operations	(35)	(30)		(65)
Change in unrealized capital gains/losses on available-for-sale securities	(256)	(222)		(478)
Balance as of December 31, 2019	288	305		593
Impact of ASU 2016-13	2	—		2
Deferrals of commissions and expenses	56	3		59
Amortization:
Amortization, excluding unlocking	(84)	(76)		(160)
Unlocking (1)	(5)	(94)		(99)
Interest accrued	35	32	(2)	67
Net amortization included in the Consolidated Statements of Operations	(54)	(138)		(192)
Change in unrealized capital gains/losses on available-for-sale securities	(170)	(130)		(300)
Balance as of December 31, 2020	$122	$40		$162
(1) DAC/VOBA unlocking includes the impact of annual review of assumptions which typically occurs in the third quarter; and retrospective and prospective unlocking. Additionally, the 2018 amounts include unfavorable unlocking of DAC and VOBA of $25 and $26, respectively, associated with an update to assumptions related to customer consents of changes to guaranteed minimum interest rate provisions.
(2)     Interest accrued at the following rates for VOBA: 5.5% to 7.0% during 2020, 2019 and 2018.

The estimated amount of VOBA amortization expense, net of interest, during the next five years is presented in the following table. Actual amortization incurred during these years may vary as assumptions are modified to incorporate actual results and/or changes in best estimates of future results.

Year	Amount
2021	$25
2022	23
2023	21
2024	17
2025	14

C-60

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

6.    Guaranteed Benefit Features

The Company calculates an additional liability for certain GMDBs and other minimum guarantees in order to recognize the expected value of these benefits in excess of the projected account balance over the accumulation period based on total expected assessments.

The Company regularly evaluates estimates used to adjust the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

As of December 31, 2020 and 2019, the account value for the separate account contracts with guaranteed minimum benefits was $46.9 billion and $40.0 billion, respectively. The additional liability recognized related to minimum guarantees as of December 31, 2020 and 2019 was $57 and $26, respectively.

The aggregate fair value of fixed income securities and equity securities, including mutual funds, supporting separate accounts with additional insurance benefits and minimum investment return guarantees as of December 31, 2020 and 2019 was $9.2 billion and $8.2 billion, respectively.

7.    Reinsurance

As of December 31, 2020, the Company has reinsurance treaties with 4 unaffiliated reinsurers covering a significant portion of the mortality risks and guaranteed death benefits under its variable contracts. The Company previously had an agreement with one of its affiliates, Security Life of Denver International ("SLDI"), which was accounted for under the deposit method of accounting. This agreement was recaptured in Q1 2020. Refer to the Related Party Transactions Note for further detail.

On October 1, 1998, the Company disposed of its individual life insurance business under an indemnity reinsurance arrangement with a subsidiary of Lincoln for $1.0 billion in cash. Under the agreement, the Lincoln subsidiary contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains obligated to contract owners. The Lincoln subsidiary established a trust to secure its obligations to the Company under the reinsurance agreement. As of December 31, 2020 and 2019, the Company had $1.2 billion and $1.3 billion, respectively, related to Reinsurance recoverable from the subsidiary of Lincoln.

Premiums receivable and reinsurance recoverable was comprised of the following as of the dates indicated:

	December 31,
	2020	2019
Reinsurance recoverable, net of allowance for credit losses	$1,219	$1,304
Total	$1,219	$1,304

For the years ended December 31, 2020 and 2019, premiums, net of reinsurance were $32 and $31, respectively.

C-61

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

8.    Capital Contributions, Dividends and Statutory Information

Connecticut insurance law imposes restrictions on a Connecticut insurance company's ability to pay dividends to its parent. These restrictions are based in part on the prior year's statutory income and surplus. In general, dividends up to specified levels are considered ordinary and may be paid without prior approval. Dividends in larger amounts, or extraordinary dividends, are subject to approval by the Connecticut Insurance Commissioner.

Under Connecticut insurance law, an extraordinary dividend or distribution is defined as a dividend or distribution that, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (1) ten percent (10%) of VRIAC's earned statutory surplus at the prior year end or (2) VRIAC's prior year statutory net gain from operations. Connecticut law also prohibits a Connecticut insurer from declaring or paying a dividend except out of its earned surplus unless prior insurance regulatory approval is obtained.

During the year ended December 31, 2020, VRIAC declared and paid ordinary dividends to its Parent in the aggregate amount of $294. During the year ended December 31, 2019, VRIAC paid an ordinary dividend in the amount of $396 to its Parent.

On March 27, 2020, VFP paid a $20 dividend to VRIAC, its parent; on June 18, 2020, VFP paid a $15 dividend to VRIAC; on September 25, 2020, VFP paid a $20 dividend to VRIAC; and on December 22, 2020, VFP paid a $20 dividend to VRIAC. During the year ended December 31, 2019, VFP paid dividends of $80 to VRIAC.

On December 31, 2020, VRA paid a $20 dividend to VRIAC, its parent.

During the years ended December 31, 2020, the Company did not receive capital contributions from our Parent. During the years ended December 31, 2019, the Company received capital contributions of $57 from our Parent.

The Company is subject to minimum risk-based capital ("RBC") requirements established by the Department. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital ("TAC"), as defined by the National Association of Insurance Commissioners ("NAIC"), to RBC requirements, as defined by the NAIC. The Company exceeded the minimum RBC requirements that would require any regulatory or corrective action for all periods presented herein.

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Department. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Certain assets that are not admitted under statutory accounting principles are charged directly to surplus. Depending on the regulations of the Department, the entire amount or a portion of an insurance company's asset balance can be non-admitted depending on specific rules regarding admissibility. The most significant non-admitted assets of the Company are typically a portion of deferred tax assets in excess of prescribed thresholds.

Statutory net income was $299, $325 and $377, for the years ended December 31, 2020, 2019 and 2018, respectively. Statutory capital and surplus was $2.0 billion as of December 31, 2020 and 2019.

C-62

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

9.    Accumulated Other Comprehensive Income (Loss)

Shareholder's equity included the following components of AOCI as of the dates indicated.

	December 31,
	2020	2019	2018
Fixed maturities, net of impairment	$3,430	$2,113	$127
Derivatives	73	117	140
DAC/VOBA and Sales inducements adjustments on available-for-sale securities	(855)	(551)	(73)
Premium deficiency reserve adjustment	(434)	(211)	(51)
Other	2	—	—
Unrealized capital gains (losses), before tax	2,216	1,468	143
Deferred income tax asset (liability)	(337)	(180)	(39)
Unrealized capital gains (losses), after tax	1,879	1,288	104
Pension and other postretirement benefits liability, net of tax	3	4	4
AOCI	$1,882	$1,292	$108
(1) Gains and losses reported in AOCI from hedge transactions that resulted in the acquisition of an identified asset are reclassified into earnings in the same period or periods during which the asset acquired affects earnings. As of December 31, 2020, the portion of the AOCI that is expected to be reclassified into earnings within the next twelve months is $22.

C-63

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Changes in AOCI, including the reclassification adjustments recognized in the Consolidated Statements of Operations were as follows for the periods indicated:

	Year Ended December 31, 2020
	Before-Tax Amount		Income Tax	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$1,309		$(275)	$1,034
Other	2		—	2
Impairments	—			—
Adjustments for amounts recognized in Net realized capital gains (losses) in the Consolidated Statements of Operations	8		(2)	6
DAC/VOBA and Sales inducements	(302)	(1)	63	(239)
Premium deficiency reserve adjustment	(224)		47	(177)
Change in unrealized gains/losses on available-for-sale securities	793		(167)	626

Derivatives:
Derivatives	(22)	(2)	5	(17)
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(23)		5	(18)
Change in unrealized gains/losses on derivatives	(45)		10	(35)

Pension and other postretirement benefits liability:
Amortization of prior service cost recognized in Operating expenses in the Consolidated Statements of Operations	(1)	(3)	—	(1)
Change in pension and other postretirement benefits liability	(1)		—	(1)
Change in Other comprehensive income (loss)	$747		$(157)	$590
(1) See the Deferred Policy Acquisition Costs and Value of Business Acquired Note to these Consolidated Financial Statements for additional information.
(2) See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information.
(3) See the Benefit Plans Note to these Consolidated Financial Statements for amounts reported in Net Periodic (Benefit) Costs.

C-64

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

	Year Ended December 31, 2019
	Before-Tax Amount		Income Tax	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$1,995		$(419)	$1,576
Other	—		—	—
Impairments	1		—	1
Adjustments for amounts recognized in Net realized capital gains (losses) in the Consolidated Statements of Operations	(11)		2	(9)
DAC/VOBA and Sales inducements	(479)	(1)	100	(379)
Premium deficiency reserve adjustment	(160)		33	(127)
Change in unrealized gains/(losses) on available-for-sale securities	1,346		(284)	1,062

Derivatives:
Derivatives	1	(2)	—	1
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(23)		5	(18)
Change in unrealized gains/(losses) on derivatives	(22)		5	(17)

Pension and other postretirement benefits liability:
Amortization of prior service cost recognized in Operating expenses in the Consolidated Statements of Operations	(1)	(3)	3	2
Change in pension and other postretirement benefits liability	(1)		3	2
Change in Other comprehensive income (loss)	$1,323		$(276)	$1,047
(1) See the Deferred Policy Acquisition Costs and Value of Business Acquired Note to these Consolidated Financial Statements for additional information.
(2) See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information.
(3) See the Benefit Plans Note to these Consolidated Financial Statements for amounts reported in Net Periodic (Benefit) Costs.

C-65

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

	Year Ended December 31, 2018
	Before-Tax Amount		Income Tax		After-Tax Amount
Available-for-sale securities:
Fixed maturities	$(1,401)		$299	(4)	$(1,102)
Other	(5)		1		(4)
Impairments	8		(2)		6
Adjustments for amounts recognized in Net realized capital gains (losses) in the Consolidated Statements of Operations	69		(14)		55
DAC/VOBA and Sales inducements	360	(1)	(76)		284
Premium deficiency reserve adjustment	64		(13)		51
Change in unrealized gains/losses on available-for-sale securities	(905)		195		(710)

Derivatives:
Derivatives	40	(2)	(8)		32
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(24)		5		(19)
Change in unrealized gains/losses on derivatives	16		(3)		13

Pension and other postretirement benefits liability:
Amortization of prior service cost recognized in Operating expenses in the Consolidated Statements of Operations	(1)	(3)	—		(1)
Change in pension and other postretirement benefits liability	(1)		—		(1)
Change in Other comprehensive income (loss)	$(890)		$192		$(698)
(1)See the Deferred Policy Acquisition Costs and Value of Business Acquired Note to these Consolidated Financial Statements for additional information.
(2) See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information.
(3) See the Benefit Plans Note to these Consolidated Financial Statements for amounts reported in Net Periodic (Benefit) Costs.
(4) Amount includes $9 valuation allowance. See the Income Taxes Note these Consolidated Financial Statements for additional information.

C-66

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

10.    Income Taxes

Income tax expense (benefit) consisted of the following for the periods indicated:

	Year Ended December 31,
	2020	2019	2018
Current tax expense (benefit):
Federal	$6	$9	$3
Total current tax expense	6	9	3
Deferred tax expense (benefit):
Federal	(20)	23	58
Total deferred tax expense (benefit)	(20)	23	58
Total income tax expense (benefit)	$(14)	$32	$61

Income taxes were different from the amount computed by applying the federal income tax rate to Income (loss) before income taxes for the following reasons for the periods indicated:

	Year Ended December 31,
	2020	2019	2018
Income (loss) before income taxes	$152	$332	$506
Tax rate	21.0%	21.0%	21.0%
Income tax expense (benefit) at federal statutory rate	32	70	106
Tax effect of:
Dividends received deduction	(37)	(35)	(49)
Valuation allowance	—	—	9
Tax Attributes	(8)	(4)	—
Other	(1)	1	(5)
Income tax expense (benefit)	$(14)	$32	$61
Effective tax rate	(9.2)%	9.6%	12.1%

C-67

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Temporary Differences

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities as of the dates indicated, are presented below.

	December 31,
	2020	2019
Deferred tax assets
Insurance reserves	$112	$107
Investments	9	23
Compensation and benefits	60	57
Other assets	35	34
Total gross assets	216	221

Deferred tax liabilities
Net unrealized investment (gains) losses	(645)	(424)
Deferred policy acquisition costs	(10)	(101)
Total gross liabilities	(655)	(525)
Net deferred income tax asset (liability)	$(439)	$(304)

Valuation allowances are provided when it is considered more likely than not that some portion or all of the deferred tax assets will not be realized. As of December 31, 2020 and 2019, the Company had no valuation allowance. However, the application of intra-period tax allocation rules to benefits associated with capital deferred tax assets resulted in a valuation allowance as of December 31, 2020 and 2019 of $128 and $128, respectively, in continuing operations, offset by a corresponding benefit in Other comprehensive income.

Tax Sharing Agreement

As of December 31, 2020 and 2019, the Company had a receivable from Voya Financial of $5 and $9, respectively, for federal income taxes under the intercompany tax sharing agreement.

The results of the Company's operations are included in the consolidated tax return of Voya Financial. Generally, the Company's consolidated financial statements recognize the current and deferred income tax consequences that result from the Company's activities during the current and preceding periods pursuant to the provisions of Income Taxes (ASC 740) as if the Company were a separate taxpayer rather than a member of Voya Financial's consolidated income tax return group with the exception of any net operating loss carryforwards and capital loss carryforwards, which are recorded pursuant to the tax sharing agreement. If the Company instead were to follow a separate taxpayer approach without any exceptions, there would be no impact to income tax expense (benefit) for the periods indicated above. However, any current tax benefit related to the Company's tax attributes realized by virtue of its inclusion in the consolidated tax return of Voya Financial would have been recorded directly to equity rather than income. Under the tax sharing agreement, Voya Financial will pay the Company for the tax benefits of ordinary and capital losses only in the event that the consolidated tax group actually uses the tax benefit of losses generated.

Unrecognized Tax Benefits

The Company had no unrecognized tax benefits as of December 31, 2020 and December 31, 2019.

C-68

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Interest and Penalties

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income taxes and Income tax expense on the Consolidated Balance Sheets and the Consolidated Statements of Operations, respectively. The Company had no accrued interest as of December 31, 2020 and December 31, 2019.

Tax Regulatory Matters

For the tax years 2018 through 2020, Voya Financial, Inc. participated in the Internal Revenue Service ("IRS") Compliance
Assurance Process ("CAP"), which is a continuous audit program provided by the IRS. The IRS finalized the audit of Voya
Financial, Inc. for the period ended December 31, 2018. For the periods ended December 31, 2019 and December 31, 2020, the
IRS has determined that Voya Financial, Inc. would be in the Compliance Maintenance Bridge ("Bridge") phase of CAP. In the
Bridge phase, the IRS does not intend to conduct any review or provide any letters of assurance for the tax year.

Tax Legislative Matters

The Coronavirus Aid, Relief and Economic Security (“CARES”) Act, which became effective on March 27, 2020, and the
Consolidated Appropriations Act, which became effective on December 27, 2020, have not had any material impact on corporate income taxes.

11.    Benefit Plans

Defined Benefit Plan

Voya Services Company sponsors the Voya Retirement Plan (the "Retirement Plan"). Substantially all employees of Voya Services Company and its affiliates (excluding certain employees) are eligible to participate, including the Company's employees other than Company agents.

The Retirement Plan is a tax qualified defined benefit plan, the benefits of which are guaranteed (within certain specified legal limits) by the Pension Benefit Guaranty Corporation (“PBGC”). Beginning January 1, 2012, the Retirement Plan adopted a cash balance pension formula instead of a final average pay ("FAP") formula, allowing all eligible employees to participate in the Retirement Plan. Participants will earn an annual credit equal to 4% of eligible compensation. Interest is credited monthly based on a 30-year U.S. Treasury securities bond rate published by the Internal Revenue Service in the preceding August of each year. The accrued vested cash pension balance benefit is portable; participants can take it if they leave the Company.

The costs allocated to the Company for its employees' participation in the Retirement Plan were $11, $11 and $11 for the years ended December 31, 2020, 2019 and 2018, respectively, and are included in Operating expenses in the Consolidated Statements of Operations.

Defined Contribution Plan

Voya Services Company sponsors the Voya Savings Plan (the "Savings Plan"). Substantially all employees of Voya Services Company and its affiliates (excluding certain employees, including but not limited to Career Agents) are eligible to participate, including the Company's employees other than Company agents. Career Agents are certain, full-time insurance salespeople who have entered into a career agent agreement with the Company and certain other individuals who meet specified eligibility criteria ("Career Agents"). The Savings Plan is a tax qualified defined contribution plan. Savings Plan benefits are not guaranteed by the PBGC. The Savings Plan allows eligible participants to defer into the Savings Plan a specified percentage of eligible compensation on a pre-tax basis. Voya Services Company matches such pre-tax contributions, up to a maximum of 6% of eligible compensation. Matching contributions are subject to a 4-year graded vesting schedule. Contributions made to the Savings Plan are subject to certain limits imposed by applicable law. The costs allocated to the Company for the Savings Plan were $17, $15 and $15, for the years ended December 31, 2020, 2019 and 2018, respectively, and are included in Operating expenses in the Consolidated Statements of Operations.

C-69

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Non-Qualified Retirement Plans

The Company, in conjunction with Voya Services Company, offers certain eligible employees (other than Career Agents) a Supplemental Executive Retirement Plan and an Excess Plan (collectively, the "SERPs"). Benefit accruals under Aetna Financial Services SERPs ceased, effective as of December 31, 2001 and participants began accruing benefits under Voya Services SERPs.  Benefits under the SERPs are determined based on an eligible employee's years of service and average annual compensation for the highest five years during the last ten years of employment.

Effective January 1, 2012, the Supplemental Executive Retirement Plan was amended to coordinate with the amendment of the Retirement Plan from its current final average pay formula to a cash balance formula.

The Company, in conjunction with Voya Services Company, sponsors the Pension Plan for Certain Producers of Voya Retirement Insurance and Annuity Company (the "Agents Non-Qualified Plan"). This plan covers Career Agents. The Agents Non-Qualified Plan was frozen effective January 1, 2002. In connection with the termination, all benefit accruals ceased and all accrued benefits were frozen.

The SERPs and Agents Non-Qualified Plan are non-qualified defined benefit pension plans, which means all the SERPs benefits are payable from the general assets of the Company and Agents Non-Qualified Plan benefits are payable from the general assets of the Company and Voya Services Company. These non-qualified defined benefit pension plans are not guaranteed by the PBGC.

Obligations and Funded Status

The following table summarizes the benefit obligations for the SERPs and Agents Non-Qualified Plan as of December 31, 2020 and 2019:

	Year Ended December 31,
	2020	2019
Change in benefit obligation:
Benefit obligation, January 1	$82	$80
Interest cost	3	3
Benefits paid	(6)	(5)
Actuarial (gains) losses on obligation	5	4
Benefit obligation, December 31	$84	$82

Amounts recognized on the Consolidated Balance Sheets in Other liabilities and in AOCI were as follows as of December 31, 2020 and 2019:

	December 31,
	2020	2019
Accrued benefit cost	$(84)	$(82)
Accumulated other comprehensive income (loss):
Prior service cost (credit)	—	—
Net amount recognized	$(84)	$(82)

Assumptions

The discount rate used in the measurement of the December 31, 2020 and 2019 benefit obligation for the SERPs and Agents Non-Qualified Plan, were as follows:

	2020	2019
Discount rate	2.67%	3.36%

C-70

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

 In determining the discount rate assumption, the Company utilizes current market information provided by its plan actuaries, including a discounted cash flow analysis of the Company's pension obligation and general movements in the current market environment. The discount rate modeling process involves selecting a portfolio of high quality, noncallable bonds that will match the cash flows of the SERPs and Agents Non-Qualified Plan.

The weighted-average discount rate used in calculating the net pension cost was as follows:

	2020	2019	2018
Discount rate	3.36%	4.46%	3.85%

Since the benefit plans of the Company are unfunded, an assumption for return on plan assets is not required.

Net Periodic Benefit Costs

Net periodic benefit costs for the SERPs and Agents Non-Qualified Plan were as follows for the years ended December 31, 2020, 2019 and 2018:

	Year Ended December 31,
	2020	2019	2018
Interest cost	$3	$3	$3
Amortization of prior service cost (credit)	—	—	(1)
Net (gain) loss recognition	5	4	(4)
Net periodic (benefit) cost	$8	$7	$(2)

Expected Future Benefit Payments

The following table summarizes the expected benefit payments related to the SERPs and Agents Non-Qualified Plan for the years indicated:

2021	$6
2022	6
2023	6
2024	6
2025	5
2026-2029	25

In 2021, the Company is expected to contribute $6 to the SERPs and Agents Non-Qualified Plan.

Share Based Compensation Plans

Certain employees of the Company participate in the 2013, 2014 and 2019 Omnibus Employee Incentive Plans ("the Omnibus Plans") sponsored by Voya Financial. The Omnibus Plans each permit the granting of a wide range of equity-based awards, including restricted stock units ("RSUs"), performance share units ("PSUs"), and stock options.

The Company was allocated compensation expense from Voya Financial of $27, $31 and $29 for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company recognized tax benefits of $6, $7 and $6 for the years ended 2020, 2019 and 2018, respectively.

All excess tax benefits and tax deficiencies related to share-based compensation are reported in Net Income.

C-71

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Other Benefit Plans

In addition, the Company, in conjunction with Voya Services Company, sponsors the following benefit plans:

•The Voya 401(k) Plan for VRIAC Agents, which allows participants to defer a specified percentage of eligible compensation on a pre-tax basis. Effective January 1, 2006, the Company match equals 60% of a participant's pre-tax deferral contribution, with a maximum of 6% of the participant's eligible pay. A request for a determination letter on the qualified status of the Voya 401(k) Plan for VRIAC Agents was filed with the IRS on January 1, 2014. A favorable determination letter was received dated August 28, 2014.
•The Producers' Incentive Savings Plan, which allows participants to defer up to a specified portion of their eligible compensation on a pre-tax basis. The Company matches such pre-tax contributions at specified amounts.
•The Producers' Deferred Compensation Plan, which allows participants to defer up to a specified portion of their eligible compensation on a pre-tax basis.
•Certain health care and life insurance benefits for retired employees and their eligible dependents. The postretirement health care plan is contributory, with retiree contribution levels adjusted annually and the Company subsidizes a portion of the monthly per-participant premium. Prior to April 1, 2017, coverage for Medicare eligible retirees was provided through a fully insured Medicare Advantage plan. Effective April 1, 2017, the fully insured Medicare Advantage Plan was replaced with access to individual coverage through a private exchange. The Company's premium subsidy ended and was replaced with a monthly HRA contribution. The Company continues to offer access to medical coverage until retirees become eligible for Medicare. The life insurance plan provides a flat amount of noncontributory coverage and optional contributory coverage.
•The Voya Financial Deferred Compensation Savings Plan, which is a non-qualified deferred compensation plan that includes a 401(k) excess component.

The benefit charges incurred by the Company related to these plans were immaterial for the years ended December 31, 2020, 2019, and 2018.

C-72

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

12.    Commitments and Contingencies

Leases

All of the Company's expenses for leased and subleased office properties are paid for by an affiliate and allocated back to the Company, as all remaining operating leases were executed by Voya Services Company as of December 31, 2008, which resulted in the Company no longer being party to any operating leases. For the years ended December 31, 2020, 2019 and 2018, rent expense for leases was $5, $5 and $5, respectively.

Commitments

Through the normal course of investment operations, the Company commits to either purchase or sell securities, mortgage loans, or money market instruments, at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either a higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. As of December 31, 2020 the Company had off-balance sheet commitments to acquire mortgage loans of $50 and purchase limited partnerships and private placement investments of $565.

Restricted Assets

The Company is required to maintain assets on deposit with various regulatory authorities to support its insurance operations. The Company may also post collateral in connection with certain securities lending, repurchase agreements, funding agreement, letter of credit ("LOC") and derivative transactions as described further in this note. The components of the fair value of the restricted assets were as follows as of the dates indicated:

	December 31,
	2020	2019
Fixed maturity collateral pledged to FHLB(1)	$997	$1,087
FHLB restricted stock(2)	44	44
Other fixed maturities-state deposits	14	14
Cash and cash equivalents	4	5
Securities pledged(3)	220	828
Total restricted assets	$1,279	$1,978
(1) Included in Fixed maturities, available for sale, at fair value, on the Consolidated Balance Sheets.
(2) Included in Other investments on the Consolidated Balance Sheets.
(3) Includes the fair value of loaned securities of $143 and $715 as of December 31, 2020 and 2019, respectively. In addition, as of December 31, 2020 and 2019, the Company delivered securities as collateral of $77 and $113, respectively. Loaned securities and securities delivered as collateral are included in Securities pledged on the Consolidated Balance Sheets.

Federal Home Loan Bank Funding

On January 18, 2018, the Company became a member of the Federal Home Loan Bank of Boston (“FHLB”). The Company is required to pledge collateral to back funding agreements issued to the FHLB. As of December 31, 2020, the Company had $795 in non-putable funding agreements, which are included in Future policy benefits and contract owner account balances on the Consolidated Balance sheets. As of December 31, 2020, assets with a market value of approximately $997 collateralized the FHLB funding agreements. Assets pledged to the FHLB are included in Fixed maturities, available for sale, at fair value on the Consolidated Balance Sheets.

C-73

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Litigation, Regulatory Matters and Loss Contingencies

Litigation, regulatory and other loss contingencies arise in connection with the Company's activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek or they may be required only to state an amount sufficient to meet a court's jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including negligence, breach of contract, fraud, violation of regulation or statute, breach of fiduciary duty, negligent misrepresentation, failure to supervise, elder abuse and other torts.

As with other financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

The outcome of a litigation or regulatory matter is difficult to predict and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies.

While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company's litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company's results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2020, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, not material to the Company.

For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company's accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

Finally, industry wide, life insurers continue to be exposed to class action litigation related to the cost of insurance rates and periodic deductions from cash value. Common allegations include that insurance companies have breached the terms of their universal life insurance policies by establishing or increasing the cost of insurance rates using cost factors not permitted by the contract, thereby unjustly enriching themselves. This litigation is generally known as cost of insurance litigation.

C-74

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

13.    Related Party Transactions

Operating Agreements

VRIAC has certain agreements whereby it generates revenues and incurs expenses with affiliated entities. The agreements are as follows:

•Investment Advisory agreement with Voya Investment Management LLC ("VIM"), an affiliate, in which VIM provides asset management, administrative and accounting services for VRIAC's general account. VRIAC incurs a fee, which is paid quarterly, based on the value of the assets under management. For the years ended December 31, 2020, 2019 and 2018, expenses were incurred in the amounts of $73, $68 and $65, respectively.

•Services agreements with Voya Services Company and other insurance and non-insurance company affiliates for administrative, management, financial and information technology services. For the years ended December 31, 2020, 2019 and 2018, expenses were incurred in the amounts of $458, $443 and $379, respectively.
•Intercompany agreement with VIM, as amended pursuant to which VIM agreed, effective January 1, 2010, to pay the Company, on a monthly basis, a portion of the revenues VIM earns as investment adviser to certain U.S. registered investment companies that are investment options under certain of the Company's variable insurance products. For the years ended December 31, 2020, 2019 and 2018, revenue under the VIM intercompany agreement was $57, $59 and $63, respectively.

•Variable annuity, fixed insurance and mutual fund products issued by VRIAC are sold by Voya Financial Advisors, an affiliate of VRIAC. For the years ended December 31, 2020, 2019 and 2018 commission expenses incurred by VRIAC were $81, $82 and $79, respectively.

Management and service contracts and all cost sharing arrangements with other affiliated companies are allocated in accordance with the Company's expense and cost allocation methods. Revenues and expenses recorded as a result of transactions and agreements with affiliates may not be the same as those incurred if the Company was not a wholly owned subsidiary of its Parent.

As disclosed in the Business, Basis of Presentation and Significant Accounting Policies Note to these Consolidated Financial Statements, DSL was divested as part of the 2018 Transaction. DSL had certain intercompany agreements whereby it generated revenues and expenses with affiliated entities related to underwriting, distribution, investment advisory and administrative services. For the years ended December 31, 2018, commissions were collected in the amount of $69 and paid in turn to broker-dealers. In addition, for the years ended December 31, 2018, revenues earned and expenses incurred were $27 and $26, respectively.

Reinsurance Agreements

In March 2020, the Company recaptured an automatic reinsurance agreement entered into in 2012 with its affiliate, SLDI, to manage the reserve and capital requirements in connection with a portion of its deferred annuities business. Under the terms of the agreement, the Company reinsured to SLDI, on an indemnity reinsurance basis, a quota share of its liabilities on certain contracts. The agreement was accounted for under the deposit method. As of December 31, 2019, the Company had deposit assets of $36 and deposit liabilities of $76, related to this agreement which were included in Other assets and Other liabilities, respectively on the Consolidated Balance Sheet, The recapture resulted in a loss of $20 that was recorded in the Consolidated Statements of Operations for the year ended December 31, 2020.

Additionally, VRIAC entered in 2014 into a coinsurance agreement with Langhorne I, LLC ("Langhorne"), an affiliated captive reinsurance company, to manage reserve and capital requirements in connection with a portion of its Stabilizer and Managed Custody Guarantee business. Effective January 1, 2018, the Company recaptured the coinsurance agreement and recorded a $74 pre-tax gain on the recapture which was reported in Operating expenses in the Consolidated Statement of Operations for the year ended December 31, 2018.

C-75

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Investment Advisory and Other Fees

VFP acts as a distributor of insurance products issued by its affiliates, which may in turn invest in mutual funds products issued by certain of its affiliates. For each of the years ended December 31, 2020, 2019 and 2018, distribution revenues received by VFP related to affiliated mutual fund products were $26, $27, and $27.

Financing Agreements

Reciprocal Loan Agreement

The Company maintains a reciprocal loan agreement with Voya Financial, an affiliate, to facilitate the handling of unanticipated short-term cash requirements that arise in the ordinary course of business. Under this agreement, which became effective in June 2001 and expires on April 1, 2021, either party can borrow from the other up to 3.0% of the Company's statutory admitted assets as of the preceding December 31. During the years ended December 31, 2020, 2019, and 2018, interest on any borrowing by either the Company or Voya Financial was charged at a rate based on the prevailing market rate for similar third-party borrowings for securities.

Under this agreement, the Company incurred and earned immaterial interest expense and interest income of $5, $2 and $0 for the years ended December 31, 2020, 2019 and 2018. Interest expense and income are included in Operating expenses and Net investment income, respectively, in the Consolidated Statements of Operations. As of December 31, 2020, the Company had an outstanding receivable of $653 and VIPS had a $7 outstanding payable. As of December 31, 2019, the Company had an outstanding receivable of $69 and no outstanding payable from/to Voya Financial under the reciprocal loan agreement.

Note with Affiliate

On December 29, 2004, VIAC issued a surplus note in the principal amount of $175 (the "Note") scheduled to mature on December 29, 2034, to VRIAC. The Note bears interest at a rate of 6.26% per year. Interest is scheduled to be paid semi-annually in arrears on June 29 and December 29 of each year, commencing on June 29, 2005. For the year ended December 31, 2020 and 2019, the Company earned no affiliate interest income on this Note. Interest income was $5 for the years ended December 31, 2018. As of June 1, 2018, VIAC ceased to be an affiliate of the Company following the closing of the 2018 Transaction as disclosed in the Business, Basis of Presentation and Significant Accounting Policies Note to these Consolidated Financial Statements. The investment in surplus notes is reported in Fixed maturities, available-for-sale on the Company's Consolidated Balance Sheet as of December 31, 2020 and 2019.

C-76

SALES MATERIAL AND ADVERTISING

We may include hypothetical illustrations in our sales literature that explain the mathematical principles of dollar cost averaging, compounded interest, tax deferred accumulation, and the mechanics of variable annuity contracts.

We may also discuss the difference between variable annuity contracts and other types of savings or investment products such as personal savings accounts and certificates of deposit. We may distribute sales literature that compares the percentage change in accumulation unit values for any of the subaccounts to established market indices such as the Standard & Poor’s 500 Stock Index and the Dow Jones Industrial Average or to the percentage change in values of other management investment companies that have investment objectives similar to the subaccount being compared.

We may publish in advertisements and reports, the ratings and other information assigned to us by one or more independent rating organizations such as Duff & Phelps, Standard & Poor’s Corporation and Moody’s Investors Service, Inc. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. We may also quote ranking services such as Morningstar, Inc. and Lipper Analytical Services, Inc. which rank variable annuity or life subaccounts or their underlying funds by performance and/or investment objective. We may categorize the underlying funds in terms of the assets classes they represent and use such categories in marketing materials for the contracts. We may illustrate in advertisements the performance of the underlying funds, if accompanied by performance which also shows the performance of such funds reduced by applicable charges under the separate account. We may also show in advertisements the portfolio holdings of the underlying funds, updated at various intervals. From time to time, we will quote articles from newspapers and magazines or other publications or reports such as The Wall Street Journal, Money Magazine, USA Today and The VARDS Report.

We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to current and prospective contract holders. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparison between the contracts and the characteristics of and market for such financial instruments.

EXPERTS

The statements of assets and liabilities of Variable Annuity Account I as of December 31, 2020, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the consolidated financial statements of the Company as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, included in the Statement of Additional Information, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The primary business address of Ernst & Young LLP is The Frost Tower, Suite 1901, 111 West Houston Street, San Antonio, TX 78205.

5

Form No. SAI.130822-21	VRIAC Ed. May 2021